UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Systematic Multi-Strategy Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Funds IV

•	BlackRock Systematic Multi-Strategy Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, all of the Fund’s share classes outperformed its primary benchmark, the Bloomberg Global Aggregate Bond Index. For the same period, all of the Fund’s share classes outperformed its custom benchmark, comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index, with the exception of its Investor C shares which performed in line. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s positioning with respect to U.S. interest rates aided return as the short end of the Treasury yield curve declined over the period. Exposure to emerging market credit spreads and currencies also contributed positively to performance relative to the benchmark. Holdings of structured products including commercial mortgage-backed securities, non-agency residential mortgage-backed securities, collateralized loan obligations and asset-backed securities added to performance as well. Finally, allocations to U.S. investment grade and high yield corporate bonds proved additive.

Positioning with respect to overseas developed market interest rates and currencies detracted from the Fund’s relative performance over the period, along with positioning in emerging market interest rates.

The Fund held derivatives during the period for risk management purposes as well as to manage exposures with the goal of generating positive active return. The use of derivatives modestly contributed to performance as the Fund tactically managed the portfolio’s duration and currency exposures throughout the reporting period.

The Fund’s reported cash position largely reflects the use of short-term derivatives held for risk management purposes as well as to manage exposures. The Fund’s cash position had no material impact on performance.

Describe recent portfolio activity.

After tactically reducing duration in January 2023, primarily in the front-end of the yield curve, the Fund added duration out on the curve given more balanced risk/reward levels, while tactically rotating across high quality spread assets. The Fund lowered its risk profile slightly in February 2023, reducing U.S. investment grade and high yield credit exposures as spreads became less attractive, while adding to agency mortgage-backed securities (“MBS”) given the sector’s favorable interest rate risk profile. Outside the United States, the Fund continued to increase its long European sovereign position while remaining overweight the U.S. dollar relative to the euro and Japanese yen. The Fund also tactically increased exposure to emerging market debt in local rate and select hard currency markets.

In the second quarter of 2023, the Fund’s duration was tactically reduced, resulting in a modestly below-benchmark stance. The Fund continued to increase its sensitivity to changes in credit spreads by selectively adding to global investment grade corporate bonds, particularly within defensive sectors, as spreads appeared attractive. The Fund modestly trimmed its overweight to agency MBS. In addition, the Fund opportunistically added to U.S. high yield corporate bonds while maintaining a cautious stance with respect to lower quality issues within the asset class. Outside the United States, the Fund maintained essentially neutral exposure to European sovereign bonds while continuing to selectively increase the emerging markets debt allocation.

Over the second half of the reporting period, the Fund maintained a duration underweight versus the benchmark, while tactically rotating out of the long-end of the U.S. yield curve and into intermediate maturities. The Fund initially rotated out of U.S. investment grade corporate bonds in favor of European credit given more attractive all-in yields when swapped back to U.S. dollars. As the period progressed the Fund added back to its U.S. investment grade corporate position. In addition, the Fund added slightly to its European sovereign allocation on the view that global central bank policies had reached restrictive levels and were likely to reverse course. From a currency standpoint, the Fund tactically increased and then trimmed its overweight in the U.S. dollar, while maintaining underweights in the euro and Japanese yen given challenged macro dynamics. Lastly, the Fund maintained a cautious stance within U.S. high yield corporate bonds while favoring emerging market local debt.

Describe portfolio positioning at period end.

At period end, the Fund’s duration was modestly underweight relative to the benchmark with a preference for intermediate maturities where values were more attractive. The Fund favored U.S. and European investment grade corporate bonds along with agency MBS for exposure to high quality assets. In terms of currency exposures, the Fund was overweight the U.S. dollar at the expense of the euro and Japanese yen given the Fed’s past policy tightening. Outside the United States, the Fund had allocations to European sovereign bonds and emerging markets debt, most notably exposure to local rates in Mexico and Brazil along with select hard currency bonds. The Fund was cautiously positioned within U.S. high yield corporate bonds and held a substantial allocation to high quality structured products.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Strategic Global Bond Fund, Inc.

GROWTH OF $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

(b)

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)

An unmanaged index that is a measure of global investment grade debt from certain local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Performance

			Average Annual Total Returns(a)(b)
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	4.50%	4.28%	6.95%	N/A	1.23%	N/A	1.37%	N/A
Investor A	4.07	3.80	6.69	2.42%	1.01	0.19%	1.12	0.71%
Investor C	3.52	3.35	5.89	4.89	0.26	0.26	0.51	0.51
Class K	4.55	4.44	7.01	N/A	1.28	N/A	1.41	N/A
Bloomberg Global Aggregate Bond Index	—	—	5.72	N/A	(0.32)	N/A	0.38	N/A
Custom Benchmark(c)	—	—	5.91	N/A	(0.15)	N/A	0.49	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

(c)	A customized performance benchmark comprised of 80% Bloomberg Global Aggregate ex EM Bond Index and 20% Bloomberg EM ex Korea Bond Index.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual					Hypothetical 5% Return
			Expenses Paid During the Period				Including Interest Expense and Fees			Excluding Interest Expense and Fees		Annualized Expense Ratio
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Including Interest Expense and Fees	(a)	Excluding Interest Expense and Fees	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Ending Account Value (12/31/23)	Expenses Paid During the Period	Including Interest Expense and Fees	Excluding Interest Expense and Fees
Institutional	$1,000.00	$1,053.70	$2.82		$2.81	$1,000.00	$1,022.46	$2.78		$1,022.47	$2.77	0.55%	0.54%
Investor A	1,000.00	1,052.40	4.11		4.10	1,000.00	1,021.20	4.05		1,021.21	4.04	0.80	0.79
Investor C	1,000.00	1,050.50	7.99		7.98	1,000.00	1,017.41	7.86		1,017.43	7.85	1.55	1.54
Class K	1,000.00	1,054.00	2.57		2.55	1,000.00	1,022.71	2.53		1,022.72	2.52	0.50	0.49

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023 (continued)	BlackRock Strategic Global Bond Fund, Inc.

Expense Example (continued)

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Total Investments
Corporate Bonds	37.5%
Foreign Agency Obligations	22.2
U.S. Government Sponsored Agency Securities	17.0
Non-Agency Mortgage-Backed Securities	8.2
Asset-Backed Securities	7.3
U.S. Treasury Obligations	2.0
Investment Companies	1.9
Other*	3.9

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percent of Total Investments
United States	56.4%
United Kingdom	5.4
Mexico	3.6
China	3.5
Spain	3.1
France	2.9
Japan	2.9
Cayman Islands	2.8
Germany	2.3
Brazil	2.1
Netherlands	1.9
Italy	1.5
South Africa	1.1
Colombia	1.1
Switzerland	1.0
Other#	8.4

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Schedule of Investments for such countries/geographic regions.
*	Includes one or more investment categories that individually represents less than 1.0% of the Fund’s total investments. Please refer to the Schedule of Investments for details.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, all of the Fund’s share classes outperformed its primary benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index. For the same period, all of the Fund’s share classes outperformed its secondary benchmark, the Bloomberg U.S. Aggregate Bond Index, with the exception of the Fund’s Investor C shares which performed in line. The following discussion of relative performance pertains to the Fund’s primary benchmark.

What factors influenced performance?

The Fund’s Directional Asset Allocation (“DAA”) strategy contributed to performance during the reporting period. The DAA strategy takes long-only positions in fixed-income assets to capture market upside while seeking to balance interest rate risk and credit risk. The largest gains came from yield on the Fund’s fixed income holdings, as the higher level of interest rates led to more attractive opportunities for income generation. The strategy also benefited positively from duration (interest rate sensitivity) in the fourth quarter of 2023 as the bond market rallied.

The Fund’s Macro and Defensive Equity Long/Short strategies detracted in 2023, with each posting small losses. In the Macro strategy, a long position in U.S. interest rates versus a short position in Europe was the largest detractor. The Defensive Equity Long/Short strategy struggled in the first half of the period due to several rapid shifts in investor sentiment. However, the strategy delivered a gain in the third quarter of 2023 when both stocks and bonds sold off.

The Fund held derivatives as part of its investment strategy. The portfolio management team uses derivatives to obtain exposure to and/or take outright views on interest rates, credit risk and/or foreign exchange positions. The standalone performance of derivatives used to manage risk may not necessarily portray the total performance impact of the affected position. The use of U.S. Treasury futures, currency forwards, options, and swaps contributed to performance in 2023.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. The use of these and other derivatives had a positive impact on performance. Despite having a reported cash position that exceeded 5%, the Fund’s investable cash position was negative due to unsettled forward transactions on derivatives. This did not have a material effect on results.

Describe recent portfolio activity.

The Fund entered 2023 in a defensive positioning. The investment adviser remained cautious in the first half of the period given persistent inflation and strong economic data that signaled the potential for more restrictive Fed policy. Throughout the second half of the period, the investment adviser gradually added to higher-risk asset classes such as high yield bonds and dividend paying stocks as fears about inflation and a possible recession waned. In the fourth quarter of 2023, the investment adviser reduced exposure to the U.S. Treasury curve steepener trade (which seeks to capitalize on outperformance for short-term bonds relative to longer-term issues) and modestly increased overall portfolio duration (interest rate sensitivity). Specifically, it trimmed the Fund’s allocation to short-term bonds and added to its weighting in intermediate-term issues.

Describe portfolio positioning at period end.

At the close of the period, the investment adviser had an optimistic view on the fixed-income markets given further signs of cooling inflation and a growing likelihood of interest rate cuts. The investment adviser increased the Fund’s duration to 2.5 years in an effort to capture the potential for further gains in the bond market. With that said, the Fund generally strove to produce a fixed-income-like return profile with less reliance on duration through its unique Defensive Equity Long/Short strategy, which seeks to provide downside protection and typically performs well when risk assets sell off.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2023 (continued)	BlackRock Systematic Multi-Strategy Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operation on May 19, 2015.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.
(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund, a series of BlackRock FundsSM (the “Predecessor Fund”), through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)

An unmanaged index that measures returns of 3-month Treasury Bills. On March 1, 2021, the Fund began to compare its performance benchmark to a custom 4pm pricing variant of the ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”). Index data prior to March 1, 2021 is for the Index’s standard pricing time of 3pm. Index data from March 1, 2021 through November 30, 2023 is for the custom 4pm pricing variant of the Index. Index returns beginning on December 1, 2023 reflect the Index’s new standard pricing time of 4pm. The change of the Index’s standard pricing time from 3pm to 4pm resulted in the discontinuation of the custom 4pm pricing variant used from March 1, 2021 through November 30, 2023.

(d)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		Since Inception(c)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.44%	N/A	4.26%	N/A	4.05%	N/A
Investor A	6.19	1.94%	4.00	3.16%	3.80	3.31%
Investor C	5.48	4.48	3.26	3.26	3.08	3.08
Class K	6.59	N/A	4.31	N/A	4.09	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	5.02	N/A	1.88	N/A	1.45	N/A
Bloomberg U.S. Aggregate Bond Index	5.53	N/A	1.10	N/A	1.38	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, through the Board Reorganization. The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	BlackRock Systematic Multi-Strategy Fund

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,065.50	$4.93	$1,000.00	$1,020.43	$4.82	0.95%
Investor A	1,000.00	1,064.10	6.32	1,000.00	1,019.08	6.18	1.21
Investor C	1,000.00	1,060.40	9.93	1,000.00	1,015.56	9.72	1.91
Class K	1,000.00	1,065.90	4.34	1,000.00	1,021.01	4.24	0.83

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type(a)	Percent of Net Assets
Corporate Bonds	62.3%
Non-Agency Mortgage-Backed Securities	21.0
U.S. Government Sponsored Agency Securities	12.4
Common Stocks	7.9
Asset-Backed Securities	2.5
U.S. Treasury Obligations	0.5
Money Market Funds	0.1
Capital Trusts	0.1 (b)
TBA Sale Commitments	(0.2)
Liabilities in Excess of Other Assets	(6.6)

INDUSTRY ALLOCATION

	Percent of Total Investments(c)
Industry	Long	Short	Total
Financials	12.3%	2.8%	15.1%
Consumer Discretionary	7.4	3.6	11.0
Industrials	6.8	3.6	10.4
Energy	5.9	2.1	8.0
Health Care	5.6	2.2	7.8
Consumer Staples	4.1	2.4	6.5
Information Technology	4.6	1.6	6.2
Materials	3.4	2.4	5.8
Communication Services	4.0	1.1	5.1
Utilities	3.9	1.1	5.0
Real Estate	1.3	1.6	2.9
Other(d)	16.2	—	16.2
	75.5%	24.5%	100.0%

(a)	Excludes underlying investment in total return swaps.

(b)	Rounds to less than 0.1% of net assets.

(c)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and excludes short-term securities and TBA sale commitments.

(d)	Consist of Asset-Backed Securities (1.1%), Non-Agency Mortgaged-Backed Securities (9.5%) and U.S. Government Sponsored Agency Obligations (5.6%).

F U N D S U M M A R Y	9

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of November 13, 2015 for BlackRock Strategic Global Bond Fund, Inc,.and September 29, 2020 for BlackRock Systematic Multi-Strategy Fund is that of the respective Fund’s Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to that of each Fund’s Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to each Fund’s shareholders, and the value of these portfolio holdings is reflected in each Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by each Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

Cayman Islands(a)(b) — 2.5%
AGL CLO Ltd., Series 2020-3A, Class A, (3-mo. CME Term SOFR + 1.56%), 6.96%, 01/15/33	USD 250	$250,257
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3-mo. CME Term SOFR + 1.39%), 6.79%, 01/17/31	331	330,939
ALM Ltd., Series 2020-1A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.51%, 10/15/29	250	250,128
Apidos CLO XXXVI, Series 2021-36A, Class B, (3-mo. CME Term SOFR + 1.86%), 7.28%, 07/20/34	250	248,805
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3-mo. CME Term SOFR + 1.43%), 6.83%, 10/15/30	355	355,744
Bain Capital Credit CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.65%, 07/20/30	473	471,845
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3-mo. CME Term SOFR + 1.36%), 6.78%, 01/20/31	422	422,155
Carlyle Global Market Strategies CLO Ltd., Series 2014- 3RA, Class A1B, (3-mo. CME Term SOFR + 1.56%), 6.95%, 07/27/31	1,000	996,287
Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/17/34	250	249,030
CBAM Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.93%, 07/20/30	302	302,049
CIFC Funding Ltd.
Series 2014-3A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.87%, 10/22/31	1,500	1,499,940
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.86%, 10/17/31	2,000	2,003,160
Series 2018-2A, Class A2, (3-mo. CME Term SOFR + 1.86%), 7.28%, 04/20/31	250	249,953
Dryden Senior Loan Fund
Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.76%, 01/15/31	708	709,397
Series 2017-49, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.61%, 07/18/30	676	676,184
Elmwood CLO IV Ltd., Series 2020-1A, Class A, (3-mo. CME Term SOFR + 1.50%), 6.90%, 04/15/33	500	500,381
Generate CLO Ltd., Series 2A, Class AR, (3-mo. CME Term SOFR + 1.41%), 6.82%, 01/22/31	558	557,688
Jamestown CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.60%), 7.00%, 04/15/33	1,000	999,342
Madison Park Funding XI Ltd., Series 2013-11A, Class AR2, (3-mo. CME Term SOFR + 1.16%), 6.57%, 07/23/29	923	922,578
Mariner CLO LLC, Series 2016-3A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.72%, 07/23/29	250	249,878
Neuberger Berman Loan Advisers CLO Ltd.,
Series 2021- 46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 01/20/36	250	248,855
OCP CLO Ltd., Series 2013-4A, Class BRR, (3-mo. CME Term SOFR + 2.16%), 7.56%, 04/24/29	250	249,880
Octagon Investment Partners 36 Ltd., Series 2018-1A, Class A1, (3-mo. CME Term SOFR + 1.23%), 6.63%, 04/15/31	711	710,527
OHA Credit Funding Ltd.
Series 2019-3A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.33%, 07/02/35	1,000	1,000,111

Security	Par (000)	Value

Cayman Islands (continued)
OHA Credit Funding Ltd. (continued)
Series 2020-5A, Class A2A, (3-mo. CME Term SOFR + 1.71%), 7.11%, 04/18/33	USD 300	$297,886
Park Avenue Institutional Advisers CLO Ltd.,
Series 2017-1A, Class DR, (3-mo. CME Term SOFR + 7.07%), 12.45%, 02/14/34	250	232,520
RR Ltd., Series 2018-3A, Class A2R2, (3-mo. CME Term SOFR + 1.66%), 7.06%, 01/15/30	1,125	1,114,941
RRX Ltd., Series 2021-4A, Class A2, (3-mo. CME Term SOFR + 2.11%), 7.51%, 07/15/34	250	250,902
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3-mo. CME Term SOFR + 1.22%), 6.62%, 04/16/31	477	476,758
TICP CLO XII Ltd., Series 2018-12A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/34	325	323,156
Trestles CLO Ltd., Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.25%), 6.63%, 04/25/32	250	249,249
Trimaran CAVU Ltd.
Series 2019-1A, Class B, (3-mo. CME Term SOFR + 2.46%), 7.88%, 07/20/32	250	250,704
Series 2019-1A, Class C1, (3-mo. CME Term SOFR + 3.41%), 8.83%, 07/20/32	500	500,008
Venture CLO Ltd., Series 2020-39A, Class A1, (3-mo. CME Term SOFR + 1.54%), 6.94%, 04/15/33	335	333,898
Whitebox CLO I Ltd., Series 2019-1A, Class CR, (3-mo. CME Term SOFR + 3.31%), 8.71%, 07/24/32	500	492,507

		18,977,642

Denmark — 0.0%
Red & Black Auto Germany UG, Series 8, Class B, (1-mo. EURIBOR + 0.75%), 4.58%, 09/15/30(a)(c)	EUR 67	73,183

France(a)(c) — 0.1%
FCT Autonoria DE, Series 2023-DE, Class B, (1-mo. EURIBOR + 1.15%), 5.03%, 01/26/43	90	99,348
Ginkgo Personal Loans, Series 2023-PL1, Class A1, (1-mo. EURIBOR + 0.79%), 4.67%, 09/23/44	300	331,809

		431,157

Germany — 0.0%
Red & Black Auto Germany UG, Series 10, Class B, (1-mo. EURIBOR + 1.20%), 5.03%, 09/15/32(a)(c)	100	110,671

Ireland(a)(c) — 0.1%
Avoca CLO XXII DAC, Series 22X, Class B1, (3-mo. EURIBOR + 1.30%), 5.27%, 04/15/35	100	105,464
Cairn CLO XVI DAC, Series 2023-16X, Class D, (3-mo. EURIBOR + 5.20%), 1.00%, 01/15/37(d)	100	110,395
CIFC European Funding CLO I DAC, Series 1X, Class DR, (3-mo. EURIBOR + 3.20%), 7.17%, 07/15/32	100	106,253
CVC Cordatus Loan Fund IV DAC, Series 4X, Class BR1, (3-mo. EURIBOR + 1.30%), 5.26%, 02/22/34	100	105,387
Henley CLO IV DAC, Series 4X, Class B1, (3-mo. EURIBOR + 1.35%), 5.31%, 04/25/34	100	106,128

		533,627

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Italy(a)(c) — 0.1%
AutoFlorence SRL, Series 3, Class A, (1-mo. EURIBOR + 0.95%), 4.83%, 12/25/46	EUR 500	$554,180
Koromo Italy SRL, Series 1, Class A, (1-mo. EURIBOR + 0.80%), 4.68%, 02/26/35	206	228,144

		782,324

Netherlands — 0.0%
Domi BV, Series 2023-1, Class A, (3-mo. EURIBOR + 1.12%), 5.12%, 02/15/55(a)(c)	140	156,267

Spain — 0.0%
Autonoria Spain FT, Series 2021-SP, Class B, (1-mo. EURIBOR + 0.80%), 4.68%, 01/31/39(a)(c)	110	120,798

United Kingdom(a)(c) — 0.2%
Atlas Funding PLC, Series 2013-1, Class B, (3-mo. LIBOR GBP + 1.90%), 7.10%, 01/20/61	GBP 100	127,980
Hermitage PLC, Series 2023-1, Class B, (3-mo. LIBOR GBP + 2.45%), 7.65%, 09/21/33	100	128,328
PCL Funding VI PLC, Series 2022-1, Class A, (3-mo. LIBOR GBP + 1.40%), 6.60%, 07/15/26	500	638,460
PCL Funding VIII PLC, Series 2023-1, Class A, (3-mo. LIBOR GBP + 1.18%), 6.38%, 05/15/28	400	511,128
Polaris PLC, Series 2023-1, Class B, (3-mo. LIBOR GBP + 2.75%), 7.95%, 02/23/61	160	204,685

		1,610,581

United States — 3.7%
AccessLex Institute, Series 2007-A, Class A3, (3-mo. CME Term SOFR + 0.56%), 5.94%, 05/25/36(a)	USD 53	51,494
Anchorage Capital CLO Ltd.(a)(b)
Series 2014-3RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.70%, 01/28/31	302	301,483
Series 2014-4RA, Class A, (3-mo. CME Term SOFR + 1.31%), 6.70%, 01/28/31	294	293,309
Apidos CLO XII, Series 2013-12A, Class AR, (3-mo. CME Term SOFR + 1.34%), 6.74%, 04/15/31(a)(b)	487	488,187
Aqua Finance Trust, Series 2021-A, Class A, 1.54%, 07/17/46(b)	48	42,505
BA Credit Card Trust, Series 2023-A2, Class A2, 4.98%, 11/15/28	364	368,235
BHG Securitization Trust(b)
Series 2021-A, Class A, 1.42%, 11/17/33	66	62,301
Series 2021-A, Class B, 2.79%, 11/17/33	100	89,677
Chenango Park CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.81%), 7.21%, 04/15/30(a)(b)	1,018	1,016,899
CIFC Funding Ltd.(a)(b)
Series 2013-1A, Class A2R, (3-mo. CME Term SOFR + 2.01%), 7.41%, 07/16/30	1,000	1,001,904
Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.26%), 6.66%, 04/18/31	393	392,927
College Avenue Student Loans LLC, Series 2023-B, Class A1A, 6.50%, 06/25/54(b)	389	405,748
Dryden CLO Ltd., Series 2017-53A, Class A, (3-mo. CME Term SOFR + 1.38%), 6.78%, 01/15/31(a)(b)	562	563,852
Eaton Vance CLO Ltd., Series 2018-1A, Class A2, (3-mo. CME Term SOFR + 1.71%), 7.11%, 10/15/30(a)(b)	250	247,200
ELFI Graduate Loan Program LLC, Series 2023-A, Class A, 6.37%, 02/04/48(b)	705	722,038
Ford Credit Floorplan Master Owner Trust, Series 19-4, Class B, 2.64%, 09/15/26	591	576,234

Security	Par (000)	Value

United States (continued)
Foundation Finance Trust(b)
Series 2021-2A, Class A, 2.19%, 01/15/42	USD 148	$134,517
Series 2023-2A, Class A, 6.53%, 06/15/49	362	368,825
Goldman Home Improvement Trust Issuer Trust, Series 2022-GRN2, Class A, 6.80%, 10/25/52(b)	102	103,557
GoodLeap Sustainable Home Solutions Trust(b)
Series 2021-3CS, Class A, 2.10%, 05/20/48	240	184,853
Series 2022-3CS, Class A, 4.95%, 07/20/49	121	110,735
Series 2023-1GS, Class A, 5.52%, 02/22/55	113	109,875
Gracie Point International Funding(a)(b)
Series 2022-2A, Class A, (30-day Avg SOFR + 2.75%), 8.09%, 07/01/24	144	144,542
Series 2022-2A, Class B, (30-day Avg SOFR + 3.35%), 8.69%, 07/01/24	154	154,761
Series 2022-3A, Class A, (30-day Avg SOFR + 3.25%), 8.58%, 11/01/24	110	110,646
Series 2023-2, Class A, (3-mo. SOFR + 2.25%), 7.60%, 03/01/27	1,109	1,108,928
Hipgnosis Music Assets LP, Series 2022-1, Class A, 5.00%, 05/16/62(b)	385	359,031
LCM Ltd., Series 26A, Class A1, (3-mo. CME Term SOFR + 1.33%), 6.75%, 01/20/31(a)(b)	442	442,286
Lendmark Funding Trust, Series 2022-1A, Class A, 5.12%, 07/20/32(b)	301	298,444
Loanpal Solar Loan Ltd., Series 2020-2GF, Class A, 2.75%, 07/20/47(b)	81	63,938
Mariner Finance Issuance Trust(b)
Series 2020-AA, Class B, 3.21%, 08/21/34	104	99,219
Series 2022-AA, Class A, 6.45%, 10/20/37	250	251,732
Series 2023-A, Class A, 6.70%, 10/22/35	1,468	1,498,431
Series 2023-A, Class B, 7.11%, 10/22/35	789	808,493
Mercury Financial Credit Card Master Trust, Series 2022- 1A, Class A, 2.50%, 09/21/26(b)	483	469,755
Mosaic Solar Loan Trust(b)
Series 2022-2A, Class A, 4.38%, 01/21/53	83	77,866
Series 2022-3A, Class A, 6.10%, 06/20/53	89	89,999
Series 2023-1A, Class A, 5.32%, 06/20/53	208	204,629
Series 2023-4, Class A, 6.40%, 05/20/53	271	279,280
Navient Private Education Loan Trust, Series 2014-AA, Class A3, (1-mo. Term SOFR + 1.71%), 7.08%, 10/15/31(a)(b)	936	937,990
Navient Private Education Refi Loan Trust(a)(b)
Series 2020-CA, Class A2B, (1-mo. Term SOFR + 1.71%), 7.08%, 11/15/68	573	576,564
Series 2021-DA, Class A, (Prime - 1.99%), 6.51%, 04/15/60	297	285,550
Navient Student Loan Trust(b)
Series 2023-B, Class A1B, (30-day Avg SOFR + 1.70%), 7.04%, 03/15/72(a)	290	290,812
Series 2023-BA, Class A1A, 6.48%, 03/15/72	202	205,200
Nelnet Student Loan Trust(b)
Series 2021-DA, Class B, 2.90%, 04/20/62	450	375,251
Series 2021-DA, Class C, 3.50%, 04/20/62	100	77,778
Series 2023-PL1, Class A1A, (30-day Avg SOFR + 2.25%), 7.57%, 11/25/53(a)	199	198,399
OneMain Financial Issuance Trust(b)
Series 2019-2A, Class A, 3.14%, 10/14/36	100	93,546
Series 2020-2A, Class B, 2.21%, 09/14/35	1,132	1,012,063
Series 2022-2A, Class A, 4.89%, 10/14/34	280	276,425
Series 2022-2A, Class B, 5.24%, 10/14/34	380	373,894
Series 2022-3A, Class A, 5.94%, 05/15/34	682	683,542

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
OneMain Financial Issuance Trust(b) (continued)
Series 2023-2A, Class D, 7.52%, 09/15/36	USD 552	$564,665
PFS Financing Corp., Series 2022-D, Class D, 4.90%, 08/15/27(b)	1,134	1,110,969
Regional Management Issuance Trust(b)
Series 2020-1, Class A, 2.34%, 10/15/30	74	72,256
Series 2021-1, Class B, 2.42%, 03/17/31	256	232,998
Series 2021-2, Class B, 2.35%, 08/15/33	990	835,520
Series 2022-1, Class A, 3.07%, 03/15/32	389	370,832
Series 2022-2B, Class A, 7.10%, 11/17/32	325	327,992
Republic Finance Issuance Trust(b)
Series 2021-A, Class A, 2.30%, 12/22/31	600	568,682
Series 2021-A, Class B, 2.80%, 12/22/31	136	124,202
Series 2021-A, Class C, 3.53%, 12/22/31	100	89,695
Series 2021-A, Class D, 5.23%, 12/22/31	800	676,710
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.87%, 10/20/30(a)(b)	348	347,775
RR Ltd., Series 2018-3A, Class A1R2, (3-mo. CME Term SOFR + 1.35%), 6.75%, 01/15/30(a)(b)	321	321,744
Service Experts Issuer LLC, Series 2021-1A, Class A, 2.67%, 02/02/32(b)	225	208,629
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.78%, 07/15/30(a)(b)	248	247,396
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.91%, 10/15/30(a)(b)	343	342,792
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3-mo. CME Term SOFR + 1.41%), 6.81%, 01/16/31(a)(b)	340	339,488
TICP CLO XV Ltd., Series 2020-15A, Class A, (3-mo. CME Term SOFR + 1.54%), 6.96%, 04/20/33(a)(b)	1,750	1,750,372
Voya CLO Ltd., Series 2017-4A, Class A1, (3-mo. CME Term SOFR + 1.39%), 6.79%, 10/15/30(a)(b)	313	313,059

		28,331,125

Total Asset-Backed Securities — 6.7% (Cost: $51,117,686)		51,127,375

	Shares

Common Stocks

China — 0.0%
BYD Co. Ltd., Class H	3,796	104,711

Italy — 0.0%
UniCredit SpA	3,002	81,744

Japan — 0.1%
Mitsubishi UFJ Financial Group, Inc.	26,860	230,516
Mizuho Financial Group, Inc.	9,960	169,896
Sumitomo Mitsui Financial Group, Inc.	4,640	225,781

		626,193

Netherlands — 0.0%
Shell PLC	3,233	106,376
Shell PLC, ADR	211	13,884

		120,260

United Kingdom — 0.0%
Genius Sports Ltd. (e)	21,560	133,241

Security	Shares	Value

United States — 0.7%
Advanced Micro Devices, Inc. (e)	786	$115,864
Amazon.com, Inc. (e)	400	60,776
Boyd Gaming Corp.	941	58,916
Cheniere Energy, Inc.	845	144,250
Chesapeake Energy Corp.	631	48,549
Delta Air Lines, Inc.	1,050	42,241
Element Solutions, Inc.	6,664	154,205
Eli Lilly & Co.	274	159,720
Ford Motor Co.	6,904	84,160
General Dynamics Corp.	573	148,791
General Motors Co.	2,381	85,525
Golden Entertainment, Inc.	1,691	67,522
HCA Healthcare, Inc.	322	87,159
Intel Corp.	630	31,657
Invesco S&P 500 Equal Weight ETF	6,817	1,075,723
JPMorgan Chase & Co.	378	64,298
KLA Corp.	217	126,142
Las Vegas Sands Corp.	1,990	97,928
Lennar Corp., Class A	126	18,779
Lessen Holdings, Inc. (e)(f)	10,022	65,198
Lockheed Martin Corp.	124	56,202
M/I Homes, Inc. (e)	939	129,338
Marathon Petroleum Corp.	1,806	267,938
McDonald’s Corp.	821	243,435
MGM Resorts International	1,500	67,020
Micron Technology, Inc.	1,929	164,621
Mr. Cooper Group, Inc. (e)	2,113	137,599
Northrop Grumman Corp.	311	145,592
NVIDIA Corp.	163	80,721
Phillips 66	1,269	168,955
Rockwell Automation, Inc.	531	164,865
RXO, Inc. (e)	372	8,653
Sarcos Technology & Robotics Corp.	305	220
Schlumberger NV	1,184	61,615
Space Exploration Technologies Corp., A Shares,
(Acquired 08/21/23, Cost: $85,374) (e)(f)(g)	1,054	85,374
Space Exploration Technologies Corp., C Shares,
(Acquired 08/21/23, Cost: $91,692) (e)(f)(g)	1,132	91,692
Transocean Ltd. (e)	44,647	283,508
Uber Technologies, Inc. (e)	1,371	84,412
Valero Energy Corp.	856	111,280
Volato Group, Inc., Class A, (Acquired 12/03/23, Cost: $20) (f)(g)	4,080	16,442
Walmart, Inc.	277	43,669
Wells Fargo & Co.	2,289	112,665

		5,263,219

Total Common Stocks — 0.8% (Cost: $5,914,865)		6,329,368

	Par (000)

Corporate Bonds

Argentina — 0.0%
Generacion Mediterranea SA/Central Termica Roca SA, 9.88%, 12/01/27(b)	USD 111	96,598

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par Shares		Value

Argentina (continued)
YPF SA
8.50%, 06/27/29(c)	USD	30	$27,102
7.00%, 12/15/47(b)		74	55,493

			179,193

Australia — 0.3%
FMG Resources August 2006 Pty. Ltd., 4.38%, 04/01/31(b)		127	116,143
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)		268	269,931
Mineral Resources Ltd., 9.25%, 10/01/28(b)		95	101,058
Oceana Australian Fixed Income Trust, A Note Upsize(f)
12.00%, 08/31/25	AUD	166	112,985
12.50%, 08/31/26		248	169,101
12.50%, 08/31/27		414	282,487
Origin Energy Finance Ltd., 1.00%, 09/17/29(c)	EUR	854	820,464

			1,872,169

Austria — 0.1%
ams-OSRAM AG(c)
2.13%, 11/03/27(h)		100	86,798
10.50%, 03/30/29		100	119,751
Suzano Austria GmbH, 5.00%, 01/15/30	USD	200	192,125

			398,674

Belgium(c) — 0.2%
FLUVIUS System Operator CVBA, 3.88%, 03/18/31	EUR	700	800,691
KBC Group NV
1.13%, 01/25/24		400	440,758
(1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)	GBP	100	115,893

			1,357,342

Brazil(b) — 0.1%
Azul Secured Finance LLP, 11.93%, 08/28/28	USD	209	215,793
CSN Resources SA, 5.88%, 04/08/32		200	172,562
Embraer Netherlands Finance BV, 7.00%, 07/28/30		200	208,978
MC Brazil Downstream Trading SARL, 7.25%, 06/30/31		310	240,379

			837,712

Canada — 0.3%
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(b)		17	17,934
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 5.00%, 06/15/29(b)		65	57,697
Garda World Security Corp.(b)
9.50%, 11/01/27		61	61,497
7.75%, 02/15/28		31	32,073
HR Ottawa LP, 11.00%, 03/31/31(b)		1,942	2,027,635
Toronto-Dominion Bank, 2.88%, 04/05/27(c)	GBP	100	120,847

			2,317,683

Cayman Islands — 0.1%
Melco Resorts Finance Ltd., 5.38%, 12/04/29(c)	USD	200	176,000
Sands China Ltd., 5.65%, 08/08/28		200	197,300
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(b)		127	127,000
Transocean Titan Financing Ltd., 8.38%, 02/01/28(b)		55	57,062
Transocean, Inc., 8.75%, 02/15/30(b)		55	57,566

			614,928

Chile — 0.1%
Empresa Nacional del Petroleo, 3.75%, 08/05/26(c)		200	189,476
Kenbourne Invest SA, 6.88%, 11/26/24(b)		225	155,742

			345,218

Security	Par (000)		Value

China — 0.0%
Fantasia Holdings Group Co. Ltd., 11.88%, 06/01/23(c)(e)(i)	USD	200	$4,500

Colombia — 0.1%
ABRA Global Finance, (6.00% Cash and 5.50% PIK), 11.50%, 03/02/28(b)(j)		287	215,024
Avianca Midco 2 PLC, 9.00%, 12/01/28(b)		205	179,420
Ecopetrol SA
4.13%, 01/16/25		65	63,253
8.88%, 01/13/33		82	88,893

			546,590

Denmark(c) — 0.5%
Carlsberg Breweries A/S, 4.25%, 10/05/33	EUR	1,022	1,198,777
Danske Bank A/S, (1-year EUR Swap + 1.25%), 4.13%, 01/10/31(a)		1,978	2,261,404

			3,460,181

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(b)	USD	200	198,460

Finland(c) — 0.0%
Ahlstrom-Munksjo Holding 3 Oy, 3.63%, 02/04/28	EUR	100	99,632
Balder Finland OYJ, 1.00%, 01/20/29		100	83,995

			183,627

France — 2.2%
Altice France SA/France, 11.50%, 02/01/27(c)(d)		100	110,671
Atos SE, 0.00%, 11/06/24(c)(h)(k)		100	88,341
Banijay Entertainment SASU, 7.00%, 05/01/29(c)		100	116,191
Banque Federative du Credit Mutuel SA(c)
0.75%, 06/08/26		200	207,729
4.13%, 09/18/30		600	695,092
3.75%, 02/01/33		1,500	1,690,067
4.13%, 06/14/33		300	347,304
BNP Paribas SA
1.88%, 12/14/27(c)	GBP	100	114,675
(3-mo. CME Term SOFR + 2.50%), 4.71%, 01/10/25(a)(b)	USD	948	947,916
(3-mo. EURIBOR + 0.73%), 0.50%, 02/19/28(a)(c)	EUR	2,000	2,008,512
(3-mo. EURIBOR + 1.37%), 4.25%, 04/13/31(a)(c)		1,200	1,371,048
BPCE SA, 3.50%, 01/25/28(c)		1,700	1,896,710
Credit Agricole Assurances SA, (5-year EURIBOR ICE Swap + 2.65%), 2.63%, 01/29/48(a)(c)		100	102,390
Credit Agricole SA(c)
1.25%, 04/14/26		200	211,500
0.38%, 04/20/28		1,800	1,754,022
Crown European Holdings SA, 3.38%, 05/15/25(c)		100	109,429
Electricite de France SA(c)
3.75%, 06/05/27		200	225,094
4.25%, 01/25/32		400	462,945
4.63%, 01/25/43		200	232,099
Engie SA(c)
3.88%, 01/06/31		1,100	1,255,235
4.50%, 09/06/42		400	475,034
Forvia SE, 3.75%, 06/15/28(c)		100	108,037
Goldstory SAS, 5.38%, 03/01/26(c)		100	109,998
iliad SA(c)
5.38%, 02/15/29		200	226,310
5.63%, 02/15/30		100	114,082
Loxam SAS(c)
3.75%, 07/15/26		100	108,966
6.38%, 05/31/29		100	114,259

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
Paprec Holding SA, 7.25%, 11/17/29(c)	EUR	100	$118,261
Picard Groupe SAS, 3.88%, 07/01/26(c)		100	107,345
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30(a)(c)		200	213,504
RTE Reseau de Transport d’Electricite SADIR, 3.75%, 07/04/35(c)		300	345,925
Sabena Technics Sas, (3-mo. EURIBOR + 5.00% ), (Acquired 10/28/22, Cost: $335,943), 8.93%, 09/30/29(a)(f)(g)		342	377,551
Teleperformance SE, 5.75%, 11/22/31(c)		200	234,472
TotalEnergies Capital International SA, 1.66%, 07/22/26(c)	GBP	100	120,095
Worldline SA/France(c)(h)(k)
0.00%, 07/30/25	EUR	44	53,142
0.00%, 07/30/26		233	229,780

			17,003,731

Germany — 1.8%
Bayer AG(c)
4.00%, 08/26/26		890	996,153
1.38%, 07/06/32		400	360,594
4.63%, 05/26/33		965	1,111,559
Cheplapharm Arzneimittel GmbH, 7.50%, 05/15/30(c)		171	200,775
Commerzbank AG(a)(c)
(3-mo. EURIBOR + 1.95%), 5.25%, 03/25/29		300	347,691
(5-year EUR Swap + 6.36%), 6.13%(l)		200	212,786
(5-year EURIBOR ICE Swap + 3.70%), 6.75%, 10/05/33		100	117,482
Deutsche Bahn Finance GmbH, 4.00%, 11/23/43(c)		120	144,500
Deutsche Bank AG(c)
1.75%, 01/17/28		400	409,145
(3-mo. EURIBOR + 1.93%), 3.25%, 05/24/28(a)		900	972,037
(3-mo. EURIBOR + 2.50%), 5.38%, 01/11/29(a)		1,100	1,270,467
(5-year EURIBOR ICE Swap + 3.30%), 4.00%, 06/24/32(a)		100	106,035
Envalior, (6-mo. EURIBOR + 9.50%), 13.63%, 03/31/31(f)(j)		321	318,470
Eurogrid GmbH, 3.72%, 04/27/30(c)		900	1,012,822
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28(c)		28	29,188
Gruenenthal GmbH, 3.63%, 11/15/26(c)		100	108,767
HT Troplast GmbH, 9.38%, 07/15/28(c)		100	111,981
IHO Verwaltungs GmbH, (4.50% PIK), 3.75%, 09/15/26(c)(j)		110	119,579
LEG Immobilien SE, 0.88%, 11/28/27(c)		200	199,551
Renk AG/Frankfurt am Main, 5.75%, 07/15/25(c)		100	109,573
Robert Bosch GmbH, 4.38%, 06/02/43(c)		400	473,397
RWE AG, 2.50%, 08/24/25(c)		35	38,095
Sartorius Finance BV(c)
4.50%, 09/14/32		600	689,923
4.88%, 09/14/35		1,000	1,163,564
Schaeffler AG, 1.88%, 03/26/24(c)		10	10,964
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25(c)		100	107,788
Tele Columbus AG, 3.88%, 05/02/25(c)		100	69,880
TK Elevator Midco GmbH, 4.38%, 07/15/27(c)		186	198,518
Volkswagen Bank GmbH(c)
4.25%, 01/07/26		1,300	1,451,611
4.63%, 05/03/31		400	462,874

Security	Par (000)		Value

Germany (continued)
Volkswagen Financial Services NV, 6.50%, 09/18/27(c)	GBP	700	$931,729
ZF Finance GmbH, 5.75%, 08/03/26(c)	EUR	100	113,983

			13,971,481

India — 0.1%
Continuum Energy Levanter Pte. Ltd., 4.50%, 02/09/27(b)	USD	193	182,281
ReNew Pvt Ltd., 5.88%, 03/05/27(c)		200	190,818

			373,099

Indonesia — 0.0%
Freeport Indonesia PT, 4.76%, 04/14/27(c)		200	197,022

Ireland(c) — 0.4%
CRH SMW Finance DAC
4.00%, 07/11/31	EUR	200	229,316
4.25%, 07/11/35		300	348,130
Glencore Capital Finance DAC, 0.75%, 03/01/29		1,950	1,881,740
Linde PLC, 1.38%, 03/31/31		200	198,975
Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/28	GBP	100	117,123

			2,775,284

Israel — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33(b)(c)	USD	30	28,355
Leviathan Bond Ltd., 6.75%, 06/30/30(b)(c)		4	4,100
Teva Pharmaceutical Finance Netherlands II BV, 4.38%, 05/09/30	EUR	100	103,478

			135,933

Italy — 0.7%
ASTM SpA, 1.50%, 01/25/30(c)		800	767,547
Azzurra Aeroporti SpA(c)
2.13%, 05/30/24		100	109,170
2.63%, 05/30/27		100	102,774
Banco BPM SpA(a)(c)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28		150	173,229
(5-year EUR Swap + 3.80%), 3.25%, 01/14/31		100	107,359
Cerved Group SpA, (3-mo. EURIBOR + 5.25%), 9.18%, 02/15/29(a)(c)		100	106,675
Enel Finance International NV, 0.00%, 06/17/24(c)		200	216,787
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28(c)		100	117,844
Eni SpA(c)
4.25%, 05/19/33		702	812,810
1.00%, 10/11/34		1,316	1,124,507
FIS Fabbrica Italiana Sintetici SpA, 5.63%, 08/01/27(c)		100	102,391
IMA Industria Macchine Automatiche SpA, 3.75%, 01/15/28(c)		100	102,755
Infrastrutture Wireless Italiane SpA, 1.63%, 10/21/28(c)		100	101,996
Intesa Sanpaolo SpA(c)
0.75%, 12/04/24		100	107,387
5.15%, 06/10/30	GBP	100	115,248
Lottomatica SpA, (3-mo. EURIBOR + 4.00%), 7.93%, 12/15/30(a)(c)	EUR	100	111,497
Lottomatica SpA/Roma, (3-mo. EURIBOR + 4.13%), 8.10%, 06/01/28(a)(c)		100	111,372
Nexi SpA, 0.00%, 02/24/28(c)(h)(k)		100	95,591
Rekeep SpA, 7.25%, 02/01/26(c)		100	98,678
Telecom Italia SpA/Milano(c)
6.88%, 02/15/28		100	117,317
1.63%, 01/18/29		146	138,873

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Italy (continued)
UniCredit SpA(a)
(3-mo. EURIBOR + 1.60%), 4.45%, 02/16/29(c)	EUR 150	$169,272
(5-year USD ICE Swap + 4.91%), 7.30%, 04/02/34(b)	USD 200	205,617

		5,216,696

Jamaica(b) — 0.0%
Digicel Group Holdings Ltd., 0.00%, 12/31/30(k)	118	24,307
Digicel International Finance Ltd./Digicel international Holdings Ltd.
(13.00% PIK), 13.00%, 12/31/25(j)	56	38,002
Series 1441, 8.75%, 05/25/24	93	86,213
Digicel International Finance Ltd./Digicel International Holdings Ltd., 8.00%, 12/31/26(e)(i)	37	743

		149,265

Japan — 0.3%
East Japan Railway Co., 4.39%, 09/05/43(c)	EUR 500	599,070
Mitsubishi UFJ Financial Group, Inc., (1-year CMT + 0.95%), 2.31%, 07/20/32(a)	USD 514	426,491
Nomura Holdings, Inc., 5.10%, 07/03/25	200	198,643
Rakuten Group, Inc., 3.55%, 11/27/24(c)	500	480,000
SoftBank Group Corp.(c)
2.13%, 07/06/24	EUR 200	216,374
3.88%, 07/06/32	100	94,150
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30	USD 491	420,726

		2,435,454

Jersey(c) — 0.0%
CPUK Finance Ltd., 4.50%, 08/28/27	GBP 100	112,165
Galaxy Bidco Ltd., 6.50%, 07/31/26	100	123,004

		235,169

Kuwait — 0.0%
MEGlobal BV, 2.63%, 04/28/28(b)	USD 200	179,625

Luxembourg — 0.3%
Aroundtown SA, 0.00%, 07/16/26(c)	EUR 100	92,466
Cidron Aida Finco SARL, 6.25%, 04/01/28(c)	GBP 100	119,713
Cirsa Finance International SARL, 4.75%, 05/22/25(c)	EUR 100	110,174
Cullinan Holdco Scsp, (3-mo. EURIBOR + 4.75%), 8.72%, 10/15/26(a)(c)	100	88,996
Dana Financing Luxembourg SARL, 8.50%, 07/15/31(c)	100	120,580
Ephios Subco 3 SARL, 7.88%, 01/31/31(c)	100	114,102
Garfunkelux Holdco 3 SA, 6.75%, 11/01/25(c)	100	87,106
Nestle Finance International Ltd., 3.38%, 11/15/34(c)	800	913,691
Petrorio Luxembourg Trading SARL, 6.13%, 06/09/26(b).	USD 208	203,715
Telecom Italia Capital SA, 7.20%, 07/18/36	122	122,467

		1,973,010

Malaysia — 0.0%
TNB Global Ventures Capital Bhd, 4.85%, 11/01/28(c)	200	199,420

Mexico — 0.3%
Grupo Posadas SAB de CV, (4.00% Cash or 6.00% PIK), 7.00%, 12/30/27(c)(j)	206	171,655
Petroleos Mexicanos
4.88%, 01/18/24	175	174,129
6.88%, 08/04/26	992	958,669
6.50%, 03/13/27	857	796,474
8.75%, 06/02/29	100	96,476
Series 13-2, 7.19%, 09/12/24	MXN 4,344	245,203

		2,442,606

Security	Par (000)	Value

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(c)	USD 200	$171,750

MultiNational — 0.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 3.63%, 06/01/28(c)	EUR 100	96,721
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 2.00%, 09/01/28(c)	100	97,748
NXP BV/NXP Funding LLC/NXP USA, Inc., 4.30%, 06/18/29	USD 982	952,363
Promigas SA ESP/Gases del Pacifico SAC, 3.75%, 10/16/29(c)	200	177,380

		1,324,212

Netherlands — 1.5%
ABN AMRO Bank NV, 0.88%, 01/15/24(c)	EUR 100	110,249
Ashland Services BV, 2.00%, 01/30/28(c)	100	102,374
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(c)	GBP 100	116,011
EnBW International Finance BV(c)
3.63%, 11/22/26	EUR 34	38,181
4.30%, 05/23/34	580	676,800
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV, 8.50%, 01/15/31(b)	GBP 100	137,662
IMCD NV(c)
2.13%, 03/31/27	EUR 613	646,117
4.88%, 09/18/28	490	566,403
ING Groep NV, 3.00%, 02/18/26(c)	GBP 100	122,851
JDE Peet’s NV, 4.50%, 01/23/34(c)	EUR 150	173,942
OCI NV, 3.63%, 10/15/25(c)	90	98,365
OI European Group BV, 6.25%, 05/15/28(c)	171	197,459
Q-Park Holding I BV, (3-mo. EURIBOR + 2.00%), 5.98%, 03/01/26(a)(c)	100	109,849
REWE International Finance BV, 4.88%, 09/13/30(c)	500	584,646
Shell International Finance BV, 2.75%, 04/06/30	USD 429	391,859
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25(c)(j)	EUR 124	135,757
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29	100	120,575
United Group BV, 3.13%, 02/15/26(c)	100	105,688
Viterra Finance BV, 0.38%, 09/24/25(c)	1,345	1,400,731
Volkswagen Financial Services NV(c)
1.63%, 02/10/24	GBP 200	253,758
4.25%, 10/09/25	100	125,466
Volkswagen International Finance NV(c)
1.25%, 09/23/32	EUR 900	826,562
3.30%, 03/22/33	300	326,829
Wintershall Dea Finance BV(c)
0.84%, 09/25/25	200	210,089
1.33%, 09/25/28	3,600	3,547,588
ZF Europe Finance BV, 6.13%, 03/13/29(c)	100	117,189

		11,243,000

New Zealand — 0.1%
Chorus Ltd., 3.63%, 09/07/29(c)	524	587,603

Norway — 0.1%
Equinor ASA, 1.38%, 05/22/32(c)	1,100	1,071,244

Oman — 0.0%
EDO Sukuk Ltd., 5.88%, 09/21/33(b)	USD 250	257,344

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(b)	USD 200	$150,014
Carnival Corp., 7.63%, 03/01/26(c)	EUR 100	111,941

		261,955

Portugal(c) — 0.1%
EDP - Energias de Portugal SA(a) (5-year EUR Swap + 1.84%), 1.70%, 07/20/80	100	105,412
(5-year EUR Swap + 2.38%), 1.88%, 08/02/81	100	102,667
EDP Servicios Financieros Espana SA, 4.38%, 04/04/32	600	705,868

		913,947

Romania — 0.0%
RCS & RDS SA, 2.50%, 02/05/25(c)	100	107,606

Singapore — 0.1%
LLPL Capital Pte Ltd., 6.88%, 02/04/39(c)	USD 161	154,584
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 05/19/53	245	250,116

		404,700

South Africa — 0.2%
Anglo American Capital PLC, Series 2020, 4.00%, 09/11/27(b)	1,818	1,746,256

Spain(c) — 0.2%
Amadeus IT Group SA, 2.88%, 05/20/27	EUR 100	109,352
Banco de Sabadell SA(a)
(1-year EURIBOR ICE Swap + 2.40%), 5.50%, 09/08/29	100	114,772
(5-year EUR Swap + 2.20%), 2.00%, 01/17/30	100	106,154
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP 100	122,401
Cellnex Finance Co. SA
1.00%, 09/15/27	EUR 100	101,034
2.00%, 02/15/33	100	93,987
Cellnex Telecom SA
1.00%, 04/20/27	100	101,855
2.13%, 08/11/30(h)	100	113,436
Series CLNX, 0.75%, 11/20/31(h)	100	91,854
Cirsa Finance International SARL, (3-mo. EURIBOR + 4.50%), 8.45%, 07/31/28(a)	100	111,629
Food Service Project SA, 5.50%, 01/21/27	100	110,034
International Consolidated Airlines Group SA, 3.75%, 03/25/29	100	106,807
Lorca Telecom Bondco SA, 4.00%, 09/18/27	100	107,634
Telefonica Emisiones SA, 5.38%, 02/02/26	GBP 133	171,376

		1,562,325

Sweden — 0.0%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(c)	100	115,050

Switzerland — 0.9%
Credit Suisse AG/London, 0.25%, 09/01/28(c)	EUR 425	407,360
Credit Suisse USA, Inc., 7.13%, 07/15/32	USD 1,455	1,654,079
UBS Group AG
3.75%, 03/26/25	462	452,597
(1-day SOFR + 1.73%), 3.09%, 05/14/32(a)(b)	500	425,833
(1-day SOFR + 3.73%), 4.19%, 04/01/31(a)(b)	500	465,522
(1-day SOFR + 3.92%), 6.54%, 08/12/33(a)(b)	500	533,578
(1-day SOFR + 5.02%), 9.02%, 11/15/33(a)(b)	500	614,618

Security	Par (000)	Value

Switzerland (continued)
UBS Group AG (continued)
(1-year CMT + 1.80%), 6.25%, 09/22/29(a)(b)	USD 1,927	$2,010,150
(1-year EUR Swap + 0.77%), 0.65%, 01/14/28(a)(c)	EUR 300	302,537

		6,866,274

Thailand — 0.1%
Bangkok Bank PCL/Hong Kong
5.50%, 09/21/33(b)	USD 200	205,474
(5-year CMT + 1.90%), 3.73%, 09/25/34(a)(c)	200	177,052
(5-year CMT + 4.73%), 5.00%(a)(c)(l)	200	192,500

		575,026

United Arab Emirates — 0.1%
Aldar Investment Properties Sukuk Ltd., 4.88%, 05/24/33(c)	200	193,687
DP World Salaam, (5-year CMT + 5.75%), 6.00%(a)(c)(l)	200	199,132
Shelf Drilling Holdings Ltd., 9.63%, 04/15/29(b)	467	453,574

		846,393

United Kingdom — 3.7%
Allwyn Entertainment Financing U.K. PLC, 7.25%, 04/30/30(c)	EUR 100	115,915
Anglo American Capital PLC, 4.75%, 09/21/32(c)	983	1,138,498
Astrazeneca Finance LLC, 2.25%, 05/28/31	USD 146	125,880
Barclays PLC
3.00%, 05/08/26(c)	GBP 100	120,875
3.25%, 02/12/27(c)	100	120,375
(13-year GBP Swap + 2.65%), 7.09%, 11/06/29(a)(c)	870	1,180,892
(1-day SOFR + 2.62%), 6.69%, 09/13/34(a)	USD 410	438,290
(1-day SOFR + 2.98%), 6.22%, 05/09/34(a)	282	292,484
(1-year EUR Swap + 1.00%), 1.11%, 05/12/32(a)(c)	EUR 1,171	1,053,153
(1-year EUR Swap + 1.26%), 0.58%, 08/09/29(a)(c)	1,600	1,519,459
(1-year EUR Swap + 1.75%), 4.92%, 08/08/30(a)(c)	1,300	1,494,277
(1-year EUR Swap + 2.55%), 5.26%, 01/29/34(a)(c)	400	472,381
Bellis Acquisition Co. PLC, 4.50%, 02/16/26(c)	GBP 300	361,172
BG Energy Capital PLC(c)
5.13%, 12/01/25	133	171,539
2.25%, 11/21/29	EUR 1,300	1,358,602
BP Capital Markets BV, 4.32%, 05/12/35(c)	1,135	1,328,546
BP Capital Markets PLC, 2.82%, 04/07/32(c)	504	540,792
British Telecommunications PLC, 4.25%, 01/06/33(c)	758	881,148
DS Smith PLC, 4.50%, 07/27/30(c)	740	849,992
EC Finance PLC, 3.00%, 10/15/26(c)	100	106,393
Heathrow Finance PLC, 3.88%, 03/01/27(c)(m)	GBP 100	117,427
HSBC Holdings PLC(a)
(1-year GBP Swap + 1.77%), 3.00%, 05/29/30	424	485,553
(3-mo. EURIBOR + 1.29%), 4.75%, 03/10/28(c)	EUR 1,930	2,209,338
(3-mo. EURIBOR + 1.94%), 4.86%, 05/23/33(c)	1,326	1,552,719
(3-mo. LIBOR GBP + 1.31%), 1.75%, 07/24/27	GBP 1,602	1,874,918
(3-mo. LIBOR GBP + 2.12%), 6.80%, 09/14/31	630	865,200
INEOS Finance PLC, 6.63%, 05/15/28(c)	EUR 100	113,017
INEOS Quattro Finance 2 PLC, 8.50%, 03/15/29(c)	100	116,336
Informa PLC, 3.13%, 07/05/26(c)	GBP 100	121,951
Lloyds Banking Group PLC, 2.25%, 10/16/24(c)	100	124,152
Market Bidco Finco PLC, 5.50%, 11/04/27(c)	100	112,169
Mobico Group PLC(c)
4.88%, 09/26/31	EUR 1,100	1,230,350
(5-year UK Government Bond + 4.14%), 4.25%(a)(l)	GBP 100	111,934
NatWest Group PLC(a)(c)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26	100	122,052
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27	100	121,087
Pinewood Finance Co. Ltd., 3.25%, 09/30/25(c)	100	123,570

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United Kingdom (continued)
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(c)	GBP 100	$123,291
SCC Power PLC(b)(j)
(4.00% Cash and 4.00% PIK), 8.00%, 12/31/28	USD 436	194,092
(4.00% Cash or 4.00% PIK), 4.00%, 05/17/32	231	38,625
Standard Chartered PLC(a)(c)
(1-year EUR Swap + 0.85%), 0.80%, 11/17/29	EUR 1,971	1,891,354
(1-year EUR Swap + 1.85%), 4.87%, 05/10/31	1,840	2,126,011
Vedanta Resources Ltd., 6.13%, 08/09/24(b)	USD 338	225,074

		27,670,883

United States — 19.3%
AbbVie, Inc., 3.20%, 11/21/29	3,150	2,944,587
Allegiant Travel Co., 7.25%, 08/15/27(b)	88	86,103
Amazon.com, Inc.
3.95%, 04/13/52	193	168,871
4.10%, 04/13/62	278	245,553
American Airlines Pass-Through Trust
Series 2016-1, Class B, 5.25%, 07/15/25	4	4,283
Series 2016-2, Class B, 4.38%, 12/15/25(b)	37	36,423
Series 2019-1, Class AA, 3.15%, 08/15/33	69	60,202
Series 2019-1, Class B, 3.85%, 08/15/29	63	56,587
American Express Co., (1-day SOFR + 1.76%), 4.42%, 08/03/33(a)	133	128,051
American Tower Corp.
0.88%, 05/21/29	EUR 723	695,406
0.95%, 10/05/30	903	836,324
1.88%, 10/15/30	USD 162	132,789
2.70%, 04/15/31	203	174,318
4.05%, 03/15/32	616	576,741
AmeriGas Partners LP/AmeriGas Finance Corp.,
9.38%, 06/01/28(b)	167	172,457
Amgen, Inc.
5.50%, 12/07/26(c)	GBP 100	131,225
3.00%, 02/22/29	USD 2,586	2,432,319
4.05%, 08/18/29	312	305,448
4.00%, 09/13/29(c)	GBP 386	484,023
5.25%, 03/02/30	USD 1,049	1,078,368
Aon Corp./Aon Global Holdings PLC, 2.60%, 12/02/31	388	329,003
Ardagh Metal Packaging Finance USA LLC/Ardagh
Metal Packaging Finance PLC, 3.25%, 09/01/28(b)	200	174,965
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25(b)	200	194,504
2.13%, 08/15/26(c)	EUR 100	98,120
Ashton Woods USA LLC/Ashton Woods Finance Co.(b)
4.63%, 04/01/30	USD 130	116,453
Series B, 4.63%, 08/01/29	50	44,463
AT&T, Inc.
1.70%, 03/25/26	451	421,946
2.90%, 12/04/26	GBP 100	121,400
5.50%, 03/15/27(c)	750	979,304
2.35%, 09/05/29	EUR 678	717,034
3.95%, 04/30/31	753	862,271
5.40%, 02/15/34	USD 871	898,284
4.30%, 11/18/34	EUR 430	501,358
3.65%, 06/01/51	USD 698	525,641
3.65%, 09/15/59	569	407,798
Baltimore Gas and Electric Co., 5.40%, 06/01/53	525	541,716
Bank of America Corp.
2.38%, 06/19/24(c)	EUR 200	219,083
4.13%, 06/12/28(c)	1,606	1,827,583

Security	Par (000)	Value

United States (continued)
Bank of America Corp. (continued)
(1-day SOFR + 1.22%), 2.30%, 07/21/32(a)	USD 126	$102,884
(1-day SOFR + 1.33%), 2.97%, 02/04/33(a)	81	68,916
(1-day SOFR + 1.37%), 1.92%, 10/24/31(a)	1,078	875,175
(1-day SOFR + 1.57%), 5.82%, 09/15/29(a)	418	431,490
(1-day SOFR + 1.58%), 4.38%, 04/27/28(a)	300	293,190
(1-day SOFR + 1.63%), 5.20%, 04/25/29(a)	1,837	1,848,364
(1-day SOFR + 1.83%), 4.57%, 04/27/33(a)	1,060	1,010,373
(3-mo. CME Term SOFR + 1.77%), 3.71%, 04/24/28(a)	142	135,596
(3-mo. EURIBOR + 0.94%), 0.65%, 10/26/31(a)(c)	EUR 1,502	1,357,344
(3-mo. EURIBOR + 0.95%), 1.10%, 05/24/32(a)(c)	343	315,287
(3-mo. EURIBOR + 1.20%), 2.82%, 04/27/33(a)(c)	674	698,116
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32(a)	USD 180	151,979
Bausch Health Cos., Inc., 5.50%, 11/01/25(b)	45	41,165
Belden, Inc., 3.88%, 03/15/28(c)	EUR 100	107,083
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(b)	USD 145	147,839
Booking Holdings, Inc., 4.50%, 11/15/31	EUR 500	600,510
Boxer Parent Co., Inc., 6.50%, 10/02/25(c)	200	219,950
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.63%, 01/15/24	USD 813	812,250
Broadcom, Inc.
4.15%, 11/15/30	169	161,425
2.45%, 02/15/31(b)	396	338,605
4.15%, 04/15/32(b)	166	156,484
4.30%, 11/15/32	388	372,233
2.60%, 02/15/33(b)	258	212,553
3.42%, 04/15/33(b)	129	113,302
3.47%, 04/15/34(b)	278	241,861
3.14%, 11/15/35(b)	490	402,282
Burlington Northern Santa Fe LLC, 4.45%, 01/15/53	293	276,145
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28(b)	283	281,107
Cameron LNG LLC, 3.30%, 01/15/35(b)	369	314,192
Carrier Global Corp., 4.50%, 11/29/32(c)	EUR 170	200,712
Catalent Pharma Solutions, Inc., 2.38%, 03/01/28(c)	100	95,906
CenterPoint Energy Houston Electric LLC, 5.30%, 04/01/53	USD 544	568,789
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.50%, 02/01/24	1,185	1,183,060
4.91%, 07/23/25	1,868	1,850,242
4.40%, 04/01/33	86	79,368
3.90%, 06/01/52	1,099	738,946
4.40%, 12/01/61	300	207,307
Chemours Co., 4.00%, 05/15/26	EUR 200	216,650
Churchill Downs, Inc., 5.75%, 04/01/30(b)	USD 78	76,049
Citigroup, Inc.
1.75%, 10/23/26	GBP 100	117,913
(1-day SOFR + 1.28%), 3.07%, 02/24/28(a)	USD 557	524,848
(1-day SOFR + 2.34%), 6.27%, 11/17/33(a)	2,465	2,637,577
(1-day SOFR + 3.91%), 4.41%, 03/31/31(a)	164	156,857
(3-mo. CME Term SOFR + 1.41%), 3.52%, 10/27/28(a)	143	135,244
Civitas Resources, Inc.(b)
5.00%, 10/15/26	162	157,108
8.38%, 07/01/28	336	350,766
Cloud Software Group, Inc., 9.00%, 09/30/29(b)	43	40,869
Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/30(b)	108	100,696

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Comcast Corp.
2.65%, 02/01/30	USD 373	$335,784
1.50%, 02/15/31	697	571,211
5.50%, 11/15/32	259	275,855
4.25%, 01/15/33	151	146,711
2.89%, 11/01/51	396	267,875
2.94%, 11/01/56	360	236,779
2.99%, 11/01/63	14	9,024
Commonwealth Edison Co., 5.30%, 02/01/53	303	307,657
CommScope Technologies LLC, 6.00%, 06/15/25(b)	74	60,310
Coty, Inc., 3.88%, 04/15/26(c)	EUR 200	219,930
Covanta Holding Corp., 4.88%, 12/01/29(b)	USD 69	60,285
Crown Castle, Inc.
4.30%, 02/15/29	138	132,808
2.10%, 04/01/31	429	349,402
CSC Holdings LLC, 5.25%, 06/01/24	612	599,091
CSX Corp.
4.10%, 11/15/32	221	214,897
5.20%, 11/15/33	176	183,527
CVS Health Corp.
1.75%, 08/21/30	161	132,996
5.63%, 02/21/53	297	301,041
Dana, Inc., 4.25%, 09/01/30	38	33,680
Dell International LLC/EMC Corp., 5.30%, 10/01/29	130	133,874
DISH DBS Corp., 5.88%, 11/15/24	311	291,644
DISH Network Corp., 0.00%, 12/15/25(h)(k)	173	107,260
Duke Energy Corp., 3.85%, 06/15/34	EUR 600	654,502
Edison International, 6.95%, 11/15/29	USD 1,339	1,453,110
Elevance Health, Inc., 5.13%, 02/15/53	268	268,345
Encore Capital Group, Inc., 4.88%, 10/15/25(c)	EUR 100	109,936
Entergy Louisiana LLC, 2.35%, 06/15/32	USD 388	322,701
Equinix, Inc.
3.20%, 11/18/29	147	135,010
3.90%, 04/15/32	662	614,585
EquipmentShare.com, Inc., 9.00%, 05/15/28(b)	612	629,656
Eversource Energy
5.13%, 05/15/33	124	124,626
Series R, 1.65%, 08/15/30	242	196,372
Exelon Corp., Series WI, 4.10%, 03/15/52	364	294,278
Expedia Group, Inc., 6.25%, 05/01/25(b)	268	270,567
FirstEnergy Transmission LLC, 4.55%, 04/01/49(b)	318	274,809
Fiserv, Inc.
4.50%, 05/24/31	EUR 1,100	1,286,453
5.60%, 03/02/33	USD 60	62,632
5.63%, 08/21/33	144	150,851
Florida Power & Light Co., 2.88%, 12/04/51	1,309	906,730
Ford Motor Co., 3.25%, 02/12/32	55	45,744
Ford Motor Credit Co. LLC
6.86%, 06/05/26	GBP 108	141,910
6.13%, 05/15/28	EUR 100	119,155
7.12%, 11/07/33	USD 400	430,974
Freed Corp., 12.00%, 11/30/28(f)	2,290	2,221,300
FreeWire Technologies, Inc., (3-mo. CME Term SOFR +11.00%), 16.39%, 04/26/25(a)(f)	342	359,950
Full House Resorts, Inc., 8.25%, 02/15/28(b)	67	62,980
General Motors Financial Co., Inc., 2.70%, 08/20/27	151	139,292
Gilead Sciences, Inc., 2.80%, 10/01/50	459	316,792
Global Payments, Inc.
2.15%, 01/15/27	259	238,435
4.88%, 03/17/31	EUR 1,138	1,317,053
GLP Capital LP/GLP Financing II, Inc., 6.75%, 12/01/33.	USD 82	88,464
Goldman Sachs Group, Inc.
7.25%, 04/10/28	GBP 50	69,696

Security	Par (000)	Value

United States (continued)
Goldman Sachs Group, Inc. (continued)
4.00%, 09/21/29(c)	EUR 2,489	$2,835,005
(1-day SOFR + 0.49%), 5.86%, 10/21/24(a)	USD 288	287,637
(1-day SOFR + 0.73%), 1.76%, 01/24/25(a)	1,007	1,003,492
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)	157	144,768
(1-day SOFR + 1.09%), 1.99%, 01/27/32(a)	195	157,558
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)	103	84,628
(1-day SOFR + 1.26%), 2.65%, 10/21/32(a)	489	407,490
(1-day SOFR + 1.28%), 2.62%, 04/22/32(a)	232	194,743
(1-day SOFR + 1.41%), 3.10%, 02/24/33(a)	461	395,729
(1-day SOFR + 1.73%), 4.48%, 08/23/28(a)	435	427,320
(1-day SOFR + 1.77%), 6.48%, 10/24/29(a)	1,586	1,682,821
(1-day SOFR + 1.85%), 3.62%, 03/15/28(a)	371	355,839
(1-day SOFR + 1.95%), 6.56%, 10/24/34(a)	862	947,263
(1-year UK Government Bond + 1.95%), 3.63%, 10/29/29(a)(c)	GBP 696	838,845
(3-mo. CME Term SOFR + 1.46%), 3.27%, 09/29/25(a)	USD 175	172,040
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28(b)	35	26,994
GXO Logistics, Inc., 2.65%, 07/15/31	208	170,551
HCA, Inc.
3.50%, 09/01/30	525	475,926
3.63%, 03/15/32	1,432	1,280,458
5.50%, 06/01/33	208	211,266
Home Depot, Inc., 2.95%, 06/15/29	230	216,167
Honeywell International, Inc., 3.75%, 05/17/32	EUR 520	594,674
Intel Corp.
4.15%, 08/05/32	USD 223	217,911
5.20%, 02/10/33	302	315,493
JPMorgan Chase & Co.
0.63%, 01/25/24(c)	EUR 465	512,253
(1-day SOFR + 1.07%), 1.95%, 02/04/32(a)	USD 200	162,579
(1-day SOFR + 1.16%), 2.30%, 10/15/25(a)	178	173,447
(1-day SOFR + 1.18%), 2.55%, 11/08/32(a)	351	292,867
(1-day SOFR + 1.33%), 6.07%, 10/22/27(a)	140	144,020
(1-day SOFR + 1.56%), 4.32%, 04/26/28(a)	549	540,840
(1-day SOFR + 1.57%), 6.09%, 10/23/29(a)	853	896,855
(1-day SOFR + 1.75%), 4.57%, 06/14/30(a)	847	828,841
(1-day SOFR + 1.80%), 4.59%, 04/26/33(a)	785	758,424
(1-day SOFR + 1.81%), 6.25%, 10/23/34(a)	1,262	1,367,992
(1-day SOFR + 1.89%), 2.18%, 06/01/28(a)	153	139,942
(3-mo. EURIBOR + 1.28%), 4.46%, 11/13/31(a)(c)	EUR 1,470	1,709,971
(3-mo. LIBOR GBP + 0.68%), 0.99%, 04/28/26(a)(c)	GBP 100	120,312
KLA Corp., 5.25%, 07/15/62	USD 250	260,748
Kraft Heinz Foods Co., 4.13%, 07/01/27(c)	GBP 100	125,983
Landsea Homes Corp., 11.00%, 07/17/28(f)	USD 1,692	1,643,440
Lessen, Inc., (3-mo. CME Term SOFR + 8.50%),
13.40%, 01/05/28(a)(b)(f)	738	674,359
Level 3 Financing, Inc., 4.63%, 09/15/27(b)	239	143,400
LGI Homes, Inc., 8.75%, 12/15/28(b)	298	316,997
Linde PLC, 3.38%, 06/12/29(c)	EUR 700	793,784
Lowe’s Cos., Inc.
2.63%, 04/01/31	USD 150	131,256
4.25%, 04/01/52	173	146,461
5.63%, 04/15/53	264	276,784
5.75%, 07/01/53	100	105,944
Marriott International, Inc., 5.45%, 09/15/26	175	178,023
Marsh & McLennan Cos., Inc.
2.90%, 12/15/51	68	45,733
5.45%, 03/15/53	297	310,470
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)	367	373,489
McDonald’s Corp., 4.13%, 11/28/35(c)	EUR 360	418,911

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Medtronic Global Holdings SCA, 4.50%, 03/30/33	USD 161	$161,052
Moody’s Corp.
1.75%, 03/09/27	EUR 1,100	1,168,698
0.95%, 02/25/30	250	244,395
3.10%, 11/29/61	USD 169	114,248
Morgan Stanley(a)
(1-day SOFR + 1.02%), 1.93%, 04/28/32	269	216,310
(1-day SOFR + 1.03%), 1.79%, 02/13/32	364	290,662
(1-day SOFR + 1.14%), 2.70%, 01/22/31	281	245,644
(1-day SOFR + 1.20%), 2.51%, 10/20/32	199	164,780
(1-day SOFR + 1.29%), 2.94%, 01/21/33	166	141,209
(1-day SOFR + 1.59%), 5.16%, 04/20/29	122	122,697
(1-day SOFR + 1.61%), 4.21%, 04/20/28	585	571,789
(1-day SOFR + 1.63%), 5.45%, 07/20/29	1,365	1,390,869
(1-day SOFR + 1.83%), 6.41%, 11/01/29	1,030	1,091,578
(1-day SOFR + 1.87%), 5.25%, 04/21/34	280	279,971
(1-day SOFR + 1.88%), 5.42%, 07/21/34	27	27,402
(1-day SOFR + 2.05%), 6.63%, 11/01/34	229	253,515
(1-day SOFR + 2.08%), 4.89%, 07/20/33	1,757	1,713,197
(1-day SOFR + 2.56%), 6.34%, 10/18/33	257	277,123
(1-day SOFR + 3.12%), 3.62%, 04/01/31	227	209,118
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30	134	130,513
(3-mo. EURIBOR + 0.72%), 0.50%, 02/07/31	EUR 1,661	1,518,748
(3-mo. EURIBOR + 1.30%), 4.66%, 03/02/29	1,142	1,308,456
(3-mo. EURIBOR + 1.76%), 4.81%, 10/25/28	1,800	2,078,712
Motorola Solutions, Inc., 2.75%, 05/24/31	USD 221	188,889
Nasdaq, Inc.
5.55%, 02/15/34	266	276,334
6.10%, 06/28/63	160	172,733
National Grid North America, Inc., 4.67%, 09/12/33(c)	EUR 850	1,001,378
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27	USD 34	33,745
5.50%, 08/15/28	154	148,083
5.13%, 12/15/30	135	122,058
5.75%, 11/15/31	64	59,674
New York Life Global Funding, Class F4, 4.35%, 09/16/25(c)	GBP 150	190,257
Newmont Corp., 2.60%, 07/15/32	USD 154	131,639
Nexstar Media, Inc., 4.75%, 11/01/28(b)	69	63,582
NextEra Energy Capital Holdings, Inc., 2.25%, 06/01/30	110	94,097
Norfolk Southern Corp.
2.55%, 11/01/29	213	191,320
5.05%, 08/01/30	452	462,765
3.00%, 03/15/32	122	108,474
4.45%, 03/01/33	255	251,680
Northern Oil and Gas, Inc., 8.75%, 06/15/31(b)	57	59,371
NRG Energy, Inc.(b)
3.75%, 06/15/24	20	19,768
4.45%, 06/15/29	40	37,742
NVIDIA Corp., 2.00%, 06/15/31	145	124,283
Ohio Power Co., 5.00%, 06/01/33	469	471,661
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28(c)	EUR 100	118,123
9.75%, 11/15/28(b)	USD 666	706,888
Oncor Electric Delivery Co. LLC
4.15%, 06/01/32	663	636,341
5.65%, 11/15/33(b)	79	84,160
ONE Gas, Inc., 2.00%, 05/15/30	35	29,685
Oracle Corp.
3.40%, 07/08/24	1,004	992,273
2.50%, 04/01/25	517	499,778
6.15%, 11/09/29	1,079	1,160,737

Security	Par (000)	Value

United States (continued)
Oracle Corp. (continued)
2.95%, 04/01/30	USD 618	$557,773
2.88%, 03/25/31	1,666	1,475,831
6.25%, 11/09/32	474	515,657
4.90%, 02/06/33	79	78,641
4.10%, 03/25/61	49	37,333
Organon & Co./Organon Foreign Debt Co-Issuer BV, 2.88%, 04/30/28(c)	EUR 100	101,255
Pacific Gas and Electric Co.
6.10%, 01/15/29	USD 754	780,237
4.55%, 07/01/30	790	752,379
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(b)	222	205,491
PECO Energy Co.
2.85%, 09/15/51	343	230,621
4.38%, 08/15/52	290	260,817
PennyMac Financial Services, Inc., 7.88%, 12/15/29(b)	116	119,407
Permian Resources Operating LLC(b)
7.75%, 02/15/26	35	35,607
8.00%, 04/15/27	180	186,584
5.88%, 07/01/29	62	60,448
7.00%, 01/15/32	74	76,344
Pfizer Investment Enterprises Pte. Ltd., 5.34%, 05/19/63	874	882,389
Pilgrim’s Pride Corp., 6.25%, 07/01/33	219	225,334
Prologis LP, 5.13%, 01/15/34	604	623,365
Public Service Electric and Gas Co.
3.70%, 05/01/28	369	357,273
3.10%, 03/15/32	715	638,377
5.20%, 08/01/33	446	462,865
QUALCOMM, Inc.
2.15%, 05/20/30	199	175,321
4.50%, 05/20/52	204	190,495
Rain Carbon, Inc., 12.25%, 09/01/29(b)	23	22,483
Raytheon Technologies Corp., 2.15%, 05/18/30	EUR 2,288	2,315,052
Republic Services, Inc., 5.00%, 04/01/34	USD 109	111,616
Roche Holdings, Inc., 2.08%, 12/13/31(b)	235	197,854
Ryder System, Inc., 5.25%, 06/01/28	904	915,754
S&P Global, Inc.
5.25%, 09/15/33(b)	378	395,470
2.30%, 08/15/60	121	72,425
3.90%, 03/01/62	19	15,888
Salesforce, Inc., 1.95%, 07/15/31	93	79,431
San Diego Gas & Electric Co.
Series VVV, 1.70%, 10/01/30	584	482,327
Series XXX, 3.00%, 03/15/32	171	151,518
Sasol Financing USA LLC
5.88%, 03/27/24	278	275,832
8.75%, 05/03/29(b)	200	203,690
Service Properties Trust
4.50%, 03/15/25	46	44,908
8.63%, 11/15/31(b)	236	247,194
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28(b)	106	109,839
Sonder Secured Notes, (3-mo. CME Term SOFR at 1.00% Floor + 9.00%), 14.61%, 01/19/27(a)(f)	770	670,515
Southern California Edison Co.
5.65%, 10/01/28	1,616	1,684,298
5.95%, 11/01/32	716	769,214
Sprint Capital Corp., 8.75%, 03/15/32	950	1,172,550
Stem, Inc., 0.50%, 12/01/28(b)(h)	27	13,714
Sunoco LP/Sunoco Finance Corp., 4.50%, 04/30/30	167	154,611
Tenneco, Inc., 8.00%, 11/17/28(b)	222	189,533

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 10.09%, 09/30/24(a)(b)	USD 727	$722,401
Texas Instruments, Inc., 4.90%, 03/14/33	70	72,685
Thermo Fisher Scientific, Inc.
1.75%, 10/15/28	746	665,461
2.60%, 10/01/29	123	112,024
2.00%, 10/15/31	147	123,856
T-Mobile U.S., Inc.
3.38%, 04/15/29	1,340	1,244,998
3.88%, 04/15/30(n)	2,158	2,046,435
5.05%, 07/15/33	469	472,647
5.75%, 01/15/34	132	140,005
Uber Technologies, Inc., 0.88%, 12/01/28(b)(h)	430	467,625
Union Pacific Corp.
3.84%, 03/20/60	213	173,754
2.97%, 09/16/62	128	86,090
5.15%, 01/20/63	175	176,028
3.85%, 02/14/72	121	96,097
United Airlines Pass-Through Trust
Series 16-2, Class B, 3.65%, 04/07/27	3	2,740
Series 2016-2, Class AA, 2.88%, 04/07/30	6	4,917
Series 2019-2, Class AA, 2.70%, 11/01/33	63	53,562
UnitedHealth Group, Inc.
2.88%, 08/15/29	320	297,008
5.30%, 02/15/30	353	369,391
2.90%, 05/15/50	900	629,767
6.05%, 02/15/63	245	282,518
Venture Global LNG, Inc., 8.13%, 06/01/28(b)	252	254,494
Verizon Communications, Inc.
1.45%, 03/20/26	2,508	2,336,182
1.50%, 09/18/30	678	558,574
1.75%, 01/20/31	373	306,785
2.55%, 03/21/31	216	186,246
2.36%, 03/15/32	267	222,083
5.05%, 05/09/33	240	244,831
4.50%, 08/10/33	297	289,713
4.40%, 11/01/34	333	320,374
2.88%, 11/20/50	121	82,266
3.55%, 03/22/51	105	80,902
2.99%, 10/30/56	124	82,317
3.70%, 03/22/61	113	86,326
VMware, Inc., 2.20%, 08/15/31	157	130,092
Walt Disney Co.
2.00%, 09/01/29	384	340,715
3.80%, 03/22/30	201	195,121
Wells Fargo & Co.
0.50%, 04/26/24(c)	EUR 145	158,285
1.63%, 06/02/25(c)	934	1,001,479
2.00%, 04/27/26(c)	135	143,953
(1-day SOFR + 1.79%), 6.30%, 10/23/29(a)	USD 1,320	1,391,177
(1-day SOFR + 1.99%), 5.56%, 07/25/34(a)	206	209,730
(1-day SOFR + 2.02%), 5.39%, 04/24/34(a)	343	344,490

Security	Par (000)	Value

United States (continued)
Wells Fargo & Co. (continued) (1-day SOFR + 2.06%), 6.49%, 10/23/34(a)	USD 1,141	$1,241,280
XHR LP, 4.88%, 06/01/29(b)	34	31,296

		146,537,387

Total Corporate Bonds — 34.5% (Cost: $252,347,541)		261,867,027

Floating Rate Loan Interests(a)

Colombia — 0.1%
Ecopetrol SA, 2023 Term Loan, (3-mo. CME Term SOFR + 4.75%), 10.13%, 09/06/30	450	446,625

Luxembourg — 0.0%
Euro Parfums Fze, Term Loan B, (6-mo. LIBOR US + 6.75%), 12.21%, 06/23/28(f)	110	107,525

United States — 0.7%
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.50%, 12/30/27	66	64,691
American Rock Salt Co. LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.47%, 06/09/28	52	48,884
Apex Tool Group LLC, 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.71%, 02/08/29	279	243,653
Aruba Investments Holdings LLC, 2020 USD Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.46%, 11/24/27	108	105,846
Bally’s Corp., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.93%, 10/02/28	318	300,177
Conair Holdings LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.22%, 05/17/28	48	46,987
ConnectWise LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.50%), 9.11%, 09/29/28	110	109,382
Coreweave Compute Acquisition Co. II, LLC, Delayed Draw Term Loan, (3-mo. CME Term SOFR + 8.75%), 14.13%, 06/30/28(f)	809	796,299
Digital Room Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.61%, 12/21/28	135	122,488
DirecTV Financing LLC, Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.65%, 08/02/27	183	182,547
DS Parent, Inc., Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.21%, 12/10/28	200	199,488
ECL Entertainment, LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.11%, 08/31/30	398	398,299
EIS Buyer, Inc., Revolver, (1-mo. CME Term SOFR at 0.75% Floor + 7.00%), 12.36%, 07/10/28(f)	53	51,518
EIS Group, Inc., Term Loan, (1-mo. CME Term SOFR + 7.00%), 12.36%, 05/01/28(f)	532	515,184
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.79%, 12/29/27	156	139,242

22	2 0 2 3 B l a c k R o c k A n n u a l R e p o r t t o S h a r e h o l d e r s

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Flexsys Holdings, Inc., 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.25%), 10.86%, 11/01/28	USD 100	$97,773
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 13.65%, 07/20/26(f)	526	506,529
Helios Service Partners LLC(f) 2023 Delayed Draw Term Loan, 03/19/27(o)	103	102,294
2023 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.86%, 03/19/27	101	100,728
Hydrofarm Holdings LLC, 2021 Term Loan, (3-mo. CME Term SOFR at -4.50% Floor + 5.50%), 11.15%, 10/25/28(f)	98	78,600
Jack Ohio Finance LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.22%, 10/04/28	79	77,918
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.54%, 12/22/26	72	71,585
Level 3 Financing, Inc., 2019 Term Loan B, (1-mo. CME Term SOFR + 1.75%), 7.22%, 03/01/27	103	97,703
Maverick Gaming LLC, Term Loan B, (3-mo. CME Term SOFR + 7.50%), 13.15%, 09/03/26	121	87,076
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.46%, 11/01/29	74	62,068
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.00%), 8.47%, 10/23/28	507	509,028
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.45%, 01/24/30	20	16,000
Orion Group Holdco LLC(f) 2022 1st Amendment Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 12.11%, 03/19/27	19	19,062
2022 First A&R Amendment Incremental DDTL, (3-mo. CME Term SOFR at 1.00% Floor + 6.50%), 11.88%, 03/19/27	86	86,447
Delayed Draw Term Loan, (3-mo. CME Term SOFRat 1.00% Floor + 6.00%), 11.61%, 03/19/27	33	32,295
First Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27	193	193,353
First Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27	16	16,512
Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.61%, 03/19/27	3	3,218
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.00%), 10.43%, 01/21/29	159	156,180

		5,639,054

Total Floating Rate Loan Interests — 0.8%
(Cost: $6,353,626)		6,193,204

Foreign Agency Obligations
Angola — 0.0%
Angolan Government International Bond, 8.75%, 04/14/32(b)	271	238,819

Security	Par (000)	Value

Argentina(m) — 0.0%
Argentine Republic Government International Bond
3.63%, 07/09/35	USD 234	$79,204
4.25%, 01/09/38	209	82,476

		161,680

Australia(c) — 0.0%
Australia Government Bond
3.75%, 04/21/37	AUD 80	52,628
Series 136, 4.75%, 04/21/27	220	155,169
Series 137, 2.75%, 04/21/24	130	88,214
Series 149, 2.25%, 05/21/28	90	57,937

		353,948

Austria(b)(c) — 0.1%
Republic of Austria Government Bond
0.75%, 02/20/28	EUR 556	576,038
1.50%, 02/20/47	222	187,822

		763,860

Bahrain — 0.0%
Bahrain Government International Bond, 7.50%, 09/20/47(c)	USD 200	187,875

Belgium(b)(c) — 0.2%
Kingdom of Belgium Government Bond
Series 78, 1.60%, 06/22/47	EUR 351	291,345
Series 85, 0.80%, 06/22/28	855	887,494

		1,178,839

Benin — 0.0%
Benin Government International Bond, 4.88%, 01/19/32(c)	139	124,917

Brazil — 1.8%
Brazil Notas do Tesouro Nacional
Series F, 10.00%, 01/01/25	BRL 10,466	2,155,782
Series F, 10.00%, 01/01/27	12,267	2,536,095
Series F, 10.00%, 01/01/31	26,000	5,285,959
Brazilian Government International Bond, 3.75%, 09/12/31	USD 3,900	3,471,507

		13,449,343

Canada — 0.3%
Canadian Government Bond
5.75%, 06/01/33	CAD 170	155,736
5.00%, 06/01/37	90	81,769
4.00%, 06/01/41	280	236,630
3.50%, 12/01/45	140	112,764
2.75%, 12/01/48	210	150,358
2.00%, 12/01/51	2,650	1,609,699

		2,346,956

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42	USD 200	178,188

China — 3.2%
China Development Bank, Series 1903, 3.30%, 02/01/24	CNY 1,400	196,607
China Government Bond
2.68%, 05/21/30	12,080	1,707,237
3.02%, 05/27/31	105,780	15,292,536
2.88%, 02/25/33	15,000	2,153,986
3.19%, 04/15/53	21,580	3,222,269
Series 1827, 3.25%, 11/22/28	100	14,597
Series 1904, 3.19%, 04/11/24	1,400	196,986
Series 1913, 2.94%, 10/17/24	8,500	1,200,901

		23,985,119

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Colombia — 0.9%
Colombia Government International Bond
3.88%, 04/25/27	USD	200	$190,562
4.13%, 05/15/51		200	132,563
Colombian TES
Series B, 7.50%, 08/26/26	COP	7,344,300	1,810,443
Series B, 5.75%, 11/03/27		3,058,000	698,161
Series B, 6.00%, 04/28/28		9,072,400	2,061,226
Series B, 7.75%, 09/18/30		2,805,500	657,389
Series B, 7.00%, 03/26/31		4,323,300	961,808

			6,512,152

Costa Rica — 0.0%
Costa Rica Government International Bond, 6.55%, 04/03/34(c)	USD	200	207,100

Czech Republic — 0.7%
Czech Republic Government Bond
Series 105, 2.75%, 07/23/29	CZK	47,700	2,022,943
Series 149, 5.50%, 12/12/28		14,300	692,033
Series 150, 5.00%, 09/30/30		47,490	2,279,987
Series 49, 4.20%, 12/04/36(c)		2,620	121,441

			5,116,404

Denmark — 0.0%
Denmark Government Bond
1.75%, 11/15/25	DKK	500	73,085
4.50%, 11/15/39		450	85,045

			158,130

Dominican Republic — 0.1%
Dominican Republic International Bond
6.88%, 01/29/26(c)	USD	100	101,670
4.50%, 01/30/30(b)		150	137,813
4.88%, 09/23/32(b)		150	136,371

			375,854

Egypt(c) — 0.1%
Egypt Government International Bond
7.63%, 05/29/32		300	207,656
8.50%, 01/31/47		200	124,125
7.50%, 02/16/61		200	116,313

			448,094

France(c) — 0.3%
French Republic Government Bond OAT
2.50%, 05/25/30	EUR	40	44,745
1.50%, 05/25/31		190	198,008
5.75%, 10/25/32		100	138,686
1.50%, 05/25/50(b)		2,536	2,033,884

			2,415,323

Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 1.70%, 08/15/32(c)		1,530	1,653,832

Ghana — 0.0%
Ghana Government International Bond, 7.63%,
05/16/29(c)(e)(i)	USD	381	163,830

Greece(b)(c) — 0.2%
Hellenic Republic Government Bond
2.00%, 04/22/27	EUR	92	100,680
1.50%, 06/18/30		1,740	1,766,877

			1,867,557

Security	Par (000)		Value

Guatemala — 0.1%
Guatemala Government Bond
4.88%, 02/13/28(c)	USD	628	$611,672
5.25%, 08/10/29(b)		101	98,879
6.60%, 06/13/36(b)		205	210,638

			921,189

Honduras — 0.0%
Honduras Government International Bond, 5.63%, 06/24/30(c)(d)		150	133,500

Hungary — 0.1%
Hungary Government Bond, 6.75%, 10/22/28	HUF	226,790	677,977
Hungary Government International Bond
5.38%, 03/25/24		USD16	15,996
5.25%, 06/16/29(b)		200	201,106

			895,079

Indonesia — 0.8%
Indonesia Government International Bond, 6.75%, 01/15/44(c)		200	244,938
Indonesia Treasury Bond
7.00%, 05/15/27	IDR	34,890,000	2,307,947
Series FR56, 8.38%, 09/15/26		12,363,000	842,293
Series FR72, 8.25%, 05/15/36		22,408,000	1,648,182
Series FR86, 5.50%, 04/15/26		7,638,000	486,645
Series FR98, 7.13%, 06/15/38		12,045,000	818,281

			6,348,286

Italy(c) — 0.6%
Italy Buoni Poliennali Del Tesoro
2.65%, 12/01/27	EUR	3,060	3,351,738
Series 30Y, 3.85%, 09/01/49(b)		700	730,813
Series 31Y, 4.75%, 09/01/44(b)		232	275,621

			4,358,172

Ivory Coast(c) — 0.0%
Ivory Coast Government International Bond
5.88%, 10/17/31		100	98,735
4.88%, 01/30/32		127	117,857

			216,592

Japan — 2.3%
Japan Government Forty Year Bond, Series 1559, 1.00%, 03/20/62	JPY	800,000	4,499,574
Japan Government Thirty Year Bond, Series 64, 0.40%, 09/20/49		2,274,950	12,085,632
Japan Government Twenty Year Bond, 1.50%, 09/20/43		108,000	779,362

			17,364,568

Mexico — 2.8%
Mexican Bonos
Series M, 8.50%, 05/31/29	MXN	17,856	1,030,371
Series M, 7.75%, 05/29/31		53,640	2,949,488
Series M, 7.50%, 05/26/33		45,000	2,407,888
Series M 20, 10.00%, 12/05/24		77,500	4,536,940
Series M 30, 8.50%, 11/18/38		18,885	1,061,969
Series M20, 7.50%, 06/03/27		90,900	5,075,701
Mexico Cetes(k)
0.00%, 10/03/24		2,033	1,103,315
Series BI, 0.00%, 11/28/24		4,834	2,580,828
Mexico Government International Bond, 2.66%, 05/24/31	USD	200	168,687

			20,915,187

24	2 0 2 3 B l a c k R o c k A n n u a l R e p o r t t o S h a r e h o l d e r s

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Morocco — 0.0%
Morocco Government International Bond, 6.50%, 09/08/33(b)	USD 105	$110,677

Netherlands — 0.1%
Netherlands Government Bond, 2.75%, 01/15/47(b)(c)	EUR 311	359,113

New Zealand — 0.0%
New Zealand Government Bond, Series 0425, 2.75%, 04/15/25(c)	NZD 100	61,455

Nigeria(c) — 0.1%
Nigeria Government International Bond
7.88%, 02/16/32	USD 231	207,106
7.38%, 09/28/33	200	170,187

		377,293

Oman — 0.0%
Oman Government International Bond, 6.50%, 03/08/47(c)	200	203,750

Panama — 0.2%
Panama Government International Bond
3.16%, 01/23/30	810	689,259
6.40%, 02/14/35	460	448,500

		1,137,759

Paraguay — 0.0%
Paraguay Government International Bond, 5.60%, 03/13/48(c)	200	182,800

Peru — 0.0%
Peruvian Government International Bond, 1.86%, 12/01/32	108	84,375

Poland — 0.7%
Bank Gospodarstwa Krajowego, 6.25%, 10/31/28(b)	200	210,960
Republic of Poland Government Bond, Series 1059, 2.75%, 10/25/29	PLN 15,654	3,553,664
Republic of Poland Government Bonds, Series 0726, 2.50%, 07/25/26	7,442	1,781,465
Republic of Poland Government International Bond, 4.88%, 10/04/33	USD 15	15,161

		5,561,250

Qatar — 0.1%
Qatar Government International Bond, 4.63%, 06/02/46(c)	633	603,774

Romania — 0.0%
Romanian Government International Bond
5.25%, 11/25/27(b)	16	15,854
2.13%, 03/07/28(c)	EUR 206	205,953
2.88%, 03/11/29(c)	32	31,936
2.50%, 02/08/30(c)	33	31,532
2.12%, 07/16/31(c)	40	35,102

		320,377

Russia — 0.0%
Russian Federal Bond - OFZ, Series 6233, 6.10%, 07/18/35(e)(i)	RUB 27,309	93,325

Saudi Arabia(c) — 0.1%
Saudi Government International Bond
4.50%, 04/17/30	USD 200	199,938
3.45%, 02/02/61	303	212,573

		412,511

Security	Par (000)	Value

South Africa — 0.8%
Republic of South Africa Government Bond
7.00%, 02/28/31	ZAR 42,518	$1,946,477
Series 2030, 8.00%, 01/31/30	23,420	1,177,870
Series 2040, 9.00%, 01/31/40	24,680	1,051,356
Series R186, 10.50%, 12/21/26	32,198	1,842,179
Republic of South Africa Government International Bond, 5.00%, 10/12/46	USD 200	147,250

		6,165,132

Spain(b)(c) — 2.6%
Spain Government Bond
1.25%, 10/31/30	EUR 431	432,851
2.55%, 10/31/32	10,184	10,966,959
3.15%, 04/30/33	711	797,902
3.55%, 10/31/33	4,685	5,415,711
3.90%, 07/30/39	462	540,179
2.90%, 10/31/46	866	863,558
3.45%, 07/30/66	688	708,174

		19,725,334

Sweden(c) — 0.0%
Sweden Government Bond
Series 1053, 3.50%, 03/30/39	SEK 250	28,960
Series 1059, 1.00%, 11/12/26	960	91,831

		120,791

Ukraine(e)(i) — 0.1%
Ukraine Government International Bond
7.75%, 09/01/28(c)	USD 100	27,450
7.75%, 09/01/29(c)	319	86,529
4.38%, 01/27/32(c)	EUR 212	47,041
7.38%, 09/25/34(c)	USD 591	137,407
7.38%, 09/25/34(b)	200	46,500
7.25%, 03/15/35(c)	518	120,176
7.25%, 03/15/35(b)	216	50,112
7.75%, 08/01/41(a)(c)	277	123,210

		638,425

United Kingdom(c) — 0.8%
United Kingdom Gilt
1.75%, 09/07/37	GBP 60	59,317
4.75%, 12/07/38	30	41,696
3.25%, 01/22/44	165	185,269
3.50%, 01/22/45	700	812,577
1.50%, 07/22/47	1,040	803,998
3.75%, 07/22/52	1,000	1,196,756
3.75%, 10/22/53	804	956,809
0.50%, 10/22/61	4,373	1,886,374

		5,942,796

Uruguay — 0.0%
Uruguay Government International Bond, 5.75%, 10/28/34	USD 73	78,560

Total Foreign Agency Obligations — 20.4% (Cost: $162,694,715)		155,219,890

	Shares

Investment Companies

United States — 1.7%
iShares 0-5 Year TIPS Bond ETF (p)	7,050	695,059
iShares iBoxx $ High Yield Corporate Bond ETF (p)	50,650	3,919,803

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares		Value

United States (continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF (p)		38,866	$4,300,912
iShares JP Morgan USD Emerging Markets Bond ETF (n)(p)		17,814	1,586,515
iShares Latin America 40 ETF (p)		9,782	284,265
iShares MSCI Brazil ETF (p)		9,033	315,794
iShares MSCI Emerging Markets ETF (p)		13,148	528,681
iShares Russell 2000 ETF (p)		476	95,538
iShares Russell Mid-Cap Growth ETF (p)		2,067	215,919
VanEck J. P. Morgan EM Local Currency Bond ETF		43,378	1,099,632
VanEck Semiconductor ETF (e)		1,256	219,637

Total Investment Companies — 1.7% (Cost: $12,908,703)			13,261,755

	Par (000)

Municipal Bonds

California — 0.2%
California Pollution Control Financing Authority, RB, AMT, 5.00%, 11/21/45(b)	USD	180	180,438
University of California, Refunding RB, Series BE, 4.00%, 05/15/50		1,000	1,027,712

			1,208,150

Georgia — 0.0%
State of Georgia, GO
Series A, 4.00%, 07/01/40		145	154,159
Series A, 4.00%, 07/01/41		145	153,539

			307,698

Louisiana — 0.0%
Louisiana Public Facilities Authority, Refunding RB, Series A, 3.00%, 05/15/47		155	121,193

Massachusetts — 0.1%
Commonwealth of Massachusetts, GO, Series C, 5.00%, 05/01/49		1,000	1,067,717

New Jersey — 0.0%
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51		95	70,205

North Carolina — 0.0%
City of Charlotte North Carolina Airport Revenue, Refunding ARB, Series A, 3.00%, 07/01/46		230	192,113

Puerto Rico(a) — 0.2%
Commonwealth of Puerto Rico, GO 0.00%, 11/01/51		1,768	721,602
Series A-1, 0.00%, 11/01/43		156	83,891
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		754	263,871

			1,069,364

Texas — 0.3%
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/52		295	294,726

	Par (000)		Value

Texas (continued)
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47	USD	1,410	$1,428,489
Lyford Consolidated Independent School District, GO, (PSF), 4.00%, 08/15/47		155	157,272

			1,880,487

Wisconsin — 0.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/35		125	129,120

Total Municipal Bonds — 0.8% (Cost: $6,101,946)			6,046,047

Non-Agency Mortgage-Backed Securities

Ireland — 0.1%
Last Mile Securities PE, Series 2021-1X, Class A1, (3-mo. EURIBOR + 0.90%), 4.89%, 08/17/31(a)(c)	EUR	300	323,258

Netherlands — 0.0%
Domi BV, Series 2021-1, Class A, (3-mo. EURIBOR + 0.63%), 4.56%, 06/15/53(a)(c)		124	136,529

United Kingdom(a)(c) — 0.2%
Agora Securities U.K. DAC, Series 2021-1X, Class A, (3-mo. LIBOR GBP + 1.20%), 6.41%, 07/22/31	GBP	300	372,649
Canada Square Funding PLC, Series 2021-2, Class B, (3-mo. LIBOR GBP + 1.20%), 6.39%, 06/17/58		112	141,392
Finsbury Square, Series 2021-1GRX, Class AGRN, (3-mo. LIBOR GBP + 0.65%), 5.84%, 12/16/67		109	139,022
London Wall Mortgage Capital PLC, Series 2021-FL1, Class A, (3-mo. LIBOR GBP + 0.75%), 5.95%, 05/15/51		96	121,518
Mortimer BTL PLC, Series 2021-1, Class B, (3-mo. LIBOR GBP + 1.10%), 6.29%, 06/23/53		100	125,866
Together Asset Backed Securitisation PLC, Series 2023-1, Class A, (3-mo. LIBOR GBP + 1.23%), 6.42%, 04/20/65		319	409,064

			1,309,511

United States — 7.3%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.66%, 06/05/37(a)(b)	USD	250	200,206
280 Park Avenue Mortgage Trust, Series 2017-280P, Class E, (1-mo. Term SOFR + 2.42%), 7.78%, 09/15/34(a)(b)		320	287,517
Arbor Multifamily Mortgage Securities Trust(b)
Series 2020-MF1, Class E, 1.75%, 05/15/53		1,326	733,760
Series 2020-MF1, Class XA, 0.95%, 05/15/53(a)		14,795	660,129
Atrium Hotel Portfolio Trust, Series 2017-ATRM, Class D, (1-mo. Term SOFR + 2.25%), 7.61%, 12/15/36(a)(b)		200	173,559
BAMLL Commercial Mortgage Securities Trust, Series 2017-SCH, Class DL, (1-mo. Term SOFR + 2.05%), 7.41%, 11/15/32(a)(b)		150	120,297
Bank, Series 2021-BN35, Class A5, 2.29%, 06/15/64		27	22,383
BBCMS Mortgage Trust, Series 2017-C1, Class AS, 3.90%, 02/15/50		1,200	1,119,938
Benchmark Mortgage Trust
Series 2020-B21, Class XA, 1.45%, 12/17/53(a)(b)		5,010	345,651
Series 2021-B25, Class A5, 2.58%, 04/15/54		200	161,162

26	2 0 2 3 B l a c k R o c k A n n u a l R e p o r t t o S h a r e h o l d e r s

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
BHMS Mortgage Trust, Series 2018-ATLS, Class A, (1-mo. Term SOFR + 1.55%), 6.91%, 07/15/35(a)(b)	USD	170	$168,685
BHP Trust, Series 2019-BXHP, Class C, (1-mo. Term SOFR + 1.57%), 6.93%, 08/15/36(a)(b)		1,120	1,106,116
BWAY 2013-1515 Mortgage Trust, Series 2013-1515, Class A1, 2.81%, 03/10/33(b)		193	187,701
BX Commercial Mortgage Trust(a)(b)
Series 2019-XL, Class F, (1-mo. Term SOFR + 2.11%), 7.48%, 10/15/36		850	843,517
Series 2019-XL, Class G, (1-mo. Term SOFR + 2.41%), 7.78%, 10/15/36		935	920,740
Series 2019-XL, Class J, (1-mo. Term SOFR + 2.76%), 8.13%, 10/15/36		510	501,676
Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.38%, 01/15/34		582	570,340
Series 2022-CSMO, Class B, (1-mo. Term SOFR + 3.14%), 8.50%, 06/15/27		1,429	1,429,895
Series 2023-XL3, Class A, (1-mo. Term SOFR + 1.76%), 7.12%, 12/09/40		3,000	3,001,857
Series 2023-XL3, Class D, (1-mo. Term SOFR + 3.59%), 8.95%, 12/09/40		760	759,762
BX Trust(a)(b)
Series 2021-ARIA, Class C, (1-mo. Term SOFR + 1.76%), 7.12%, 10/15/36		750	724,579
Series 2021-LBA, Class GJV, (1-mo. Term SOFR + 3.11%), 8.48%, 02/15/36		134	124,646
Series 2021-LBA, Class GV, (1-mo. Term SOFR + 3.11%), 8.48%, 02/15/36		712	663,289
Series 2021-MFM1, Class F, (1-mo. Term SOFR + 3.11%), 8.48%, 01/15/34		299	289,355
Series 2023, Class A, (1-mo. Term SOFR + 2.69%), 8.05%, 05/15/38		1,385	1,387,602
BXP Trust(a)(b)
Series 2017-CC, Class D, 3.55%, 08/13/37		110	81,628
Series 2017-CC, Class E, 3.55%, 08/13/37		220	149,556
CENT Trust, Series 2023, Class A, (1-mo. Term SOFR + 2.62%), 7.98%, 09/15/38(a)(b)		1,495	1,502,294
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class AM, 3.69%, 05/10/58		1,700	1,582,495
Citigroup Commercial Mortgage Trust
Series 2015-P1, Class A5, 3.72%, 09/15/48		375	362,398
Series 2016-C2, Class B, 3.18%, 08/10/49		750	648,884
Series 2016-GC36, Class A5, 3.62%, 02/10/49		375	357,510
Series 2020-420K, Class D, 3.31%, 11/10/42(a)(b)		360	281,257
Series 2020-420K, Class X, 0.80%, 11/10/42(a)(b)		20,000	919,375
Cold Storage Trust, Series 2020-ICE5, Class F, (1-mo. Term SOFR + 3.61%), 8.96%, 11/15/37(a)(b)		983	972,582
Commercial Mortgage Trust
Series 2014-CR21, Class A3, 3.53%, 12/10/47		309	301,747
Series 2015-LC19, Class A4, 3.18%, 02/10/48		500	486,299
Series 2016-DC2, Class B, 4.66%, 02/10/49(a)		100	91,929
Series 2016-DC2, Class C, 4.66%, 02/10/49(a)		100	90,613
Series 2019-GC44, Class 180B, 3.40%, 08/15/57(a)(b)		1,000	917,336
Credit Suisse Mortgage Capital Certificates Trust(a)(b)
Series 2019-ICE4, Class C, (1-mo. Term SOFR + 1.48%), 6.84%, 05/15/36		100	99,461
Series 2019-ICE4, Class E, (1-mo. Term SOFR + 2.20%), 7.56%, 05/15/36		698	693,285
CSAIL Commercial Mortgage Trust, Series 2018-CX12, Class C, 4.72%, 08/15/51(a)		750	609,227

Security	Par (000)		Value

United States (continued)
CSMC(b)
Series 2020-NET, Class B, 2.82%, 08/15/37	USD	780	$719,137
Series 2021-BHAR, Class A, (1-mo. Term SOFR + 1.26%), 6.63%, 11/15/38(a)		1,850	1,828,519
DBGS Mortgage Trust, Series 2018-BIOD, Class D, (1-mo. Term SOFR + 1.60%), 6.96%, 05/15/35(a)(b)		91	89,647
DBJPM Mortgage Trust, Series 2016-C3, Class A5, 2.89%, 08/10/49		375	347,351
DBUBS Mortgage Trust, Series 2017-BRBK, Class E, 3.53%, 10/10/34(a)(b)		300	222,736
Extended Stay America Trust, Series 2021-ESH, Class F, (1-mo. Term SOFR + 3.81%), 9.18%, 07/15/38(a)(b)		1,148	1,123,446
Freddie Mac Multifamily Structured Pass Through Certificates, Series K121, Class X1, 1.02%, 10/25/30(a)		4,040	215,480
GCT Commercial Mortgage Trust, Series 2021-GCT D, Class D, (1-mo. Term SOFR + 2.46%), 7.83%, 02/15/38(a)(b)		340	68,607
GS Mortgage Securities Corp Trust, Series 2023, Class B, (1-mo. Term SOFR + 2.79%), 8.15%, 03/15/28(a)(b)		1,500	1,492,480
GS Mortgage Securities Corp. Trust, Series 2021- ROSS, Class A, (1-mo. Term SOFR + 1.26%), 6.63%, 05/15/26(a)(b)		100	89,122
GS Mortgage Securities Trust(a)
Series 2015-GC34, Class B, 4.47%, 10/10/48		1,100	882,870
Series 2020-GSA2, Class XA, 1.71%, 12/12/53(b)		3,599	297,112
Series 2023, Class C, 5.51%, 09/10/38(b)		1,370	1,332,159
Independence Plaza Trust, Series 2018-INDP, Class B, 3.91%, 07/10/35(b)		1,000	942,846
JP Morgan Chase Commercial MOR JPMCC, Series 2022, Class B, (1-mo. Term SOFR + 2.97%), 8.73%, 12/15/36(a)(b)		1,046	1,047,250
JP Morgan Chase Commercial Mortgage Securities Trust
Class B, 2.85%, 09/06/38(a)(b)		450	397,797
Series 2013-C16, Class B, 4.79%, 12/15/46(a)		814	771,906
Series 2018-AON, Class A, 4.13%, 07/05/31(b)		600	536,916
JPMDB Commercial Mortgage Securities Trust
Series 2017-C5, Class A5, 3.69%, 03/15/50		1,200	1,123,962
Series 2017-C7, Class A5, 3.41%, 10/15/50		1,113	1,031,254
KSL Commercial Mortgage Trust, Series 2023-HT, Class D, (1-mo. Term SOFR + 4.29%), 9.64%, 12/15/36(a)(b)		750	750,459
MAD Mortgage Trust(a)(b)
Series 2017-330M, Class D, 3.98%, 08/15/34		110	81,221
Series 2017-330M, Class E, 4.03%, 08/15/34		130	91,107
MCM Trust(f)
3.00%, 09/25/31(k)		641	421,912
1.00%, 01/01/59(b)		854	819,153
MED Trust(a)(b)
Series 2021, Class A, (1-mo. Term SOFR + 1.06%), 6.43%, 11/15/38		1,493	1,463,790
Series 2021-MDLN, Class G, (1-mo. Term SOFR + 5.36%), 10.73%, 11/15/38		636	608,336
Series 2023, Class E, (1-mo. Term SOFR + 3.26%), 8.63%, 11/15/38		398	386,930
MHP Trust, Series 2021-STOR, Class G, (1-mo. Term SOFR + 2.86%), 8.23%, 07/15/38(a)(b)		760	725,555
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C16, Class A5, 3.89%, 06/15/47		265	262,696

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2015-C25, Class A5, 3.64%, 10/15/48	USD	400	$386,134
Morgan Stanley Capital I Trust
Series 2017-H1, Class C, 4.28%, 06/15/50(a)		340	282,847
Series 2018-MP, Class A, 4.28%, 07/11/40(a)(b)		1,000	873,287
Series 2019-L2, Class A4, 4.07%, 03/15/52		589	554,922
Natixis Commercial Mortgage Securities Trust, Series 2018-SOX, Class E, 4.77%, 06/17/38(a)(b)		382	346,455
Olympic Tower Mortgage Trust(a)(b)
Series 2017-OT, Class D, 3.95%, 05/10/39		130	85,677
Series 2017-OT, Class E, 3.95%, 05/10/39		160	99,112
One New York Plaza Trust, Series 2020-1NYP, Class D, (1-mo. Term SOFR + 2.86%), 8.23%, 01/15/36(a)(b)		270	207,523
Open Trust, Series 2023, Class A, (1-mo. Term SOFR + 3.09%), 8.45%, 10/15/28(a)(b)		928	930,171
TVC DSCR(f)
0.00%, 02/01/51		314	272,748
2.38%, 02/01/51(b)		1,257	1,147,900
UBS Commercial Mortgage Trust 2017-C4, Series 2017- C4, Class AS, 3.84%, 10/15/50(a)		1,700	1,555,597
Velocity Commercial Capital Loan Trust, Series 2020-1, Class M3, 3.19%, 02/25/50(a)(b)		65	51,676
Wells Fargo Commercial Mortgage Trust(a)
Series 2016-NXS5, Class B, 4.94%, 01/15/59		1,400	1,279,891
Series 2019-C50, Class XA, 1.41%, 05/15/52		12,678	670,091
Series 2021-C59, Class XA, 1.52%, 04/15/54		991	74,500

			55,642,525

Total Non-Agency Mortgage-Backed Securities — 7.6% (Cost: $61,269,458)			57,411,823

Preferred Securities

Capital Trusts — 0.8%(a)

France(c)(l) — 0.1%
BNP Paribas SA, 7.38%	EUR	200	234,768
Electricite de France SA
6.00%	GBP	200	247,477
3.38%	EUR	200	193,457

			675,702

Germany(c) — 0.0%
Bayer AG, 4.50%, 03/25/82		100	104,875
Commerzbank AG, 6.50%(l)		200	209,901

			314,776

Ireland — 0.0%
AIB Group PLC, 5.25%(c)(l)		200	217,738

Italy — 0.0%
Intesa Sanpaolo SpA, 5.88%(c)(l)		200	218,582

Jersey — 0.0%
HSBC Bank Capital Funding Sterling 1 LP, Series 1, 5.84%(c)(l)	GBP	9	11,931

Mexico — 0.0%
Banco Mercantil del Norte SA/Grand Cayman,
5.88%(b)(l)		USD200	183,076

Netherlands(l) — 0.2%
Abertis Infraestructuras Finance BV, 3.25%(c)	EUR	200	211,366
Cooperatieve Rabobank UA, 4.38%(c)		200	206,438
ING Groep NV, 5.75%	USD	200	186,707

Security	Par (000)		Value

Netherlands (continued)
Koninklijke KPN NV, 2.00%(c)	EUR	100	$107,039
Naturgy Finance BV, 3.38%(c)		100	109,264
Repsol International Finance BV, 4.25%(c)		100	107,628
Telefonica Europe BV(c)
4.38%		100	109,479
6.14%		200	226,862
6.75%		100	117,752

			1,382,535

South Korea — 0.1%
Shinhan Financial Group Co. Ltd., 2.88%(c)(l)	USD	414	374,023

Spain(c)(l) — 0.1%
Banco Bilbao Vizcaya Argentaria SA, Series ., 6.00%	EUR	200	219,108
CaixaBank SA, Series ., 5.88%		200	213,614

			432,722

Switzerland — 0.0%
UBS Group AG, 5.13%(c)(l)	USD	200	188,750

United Kingdom — 0.1%
Barclays PLC, 7.13%(l)	GBP	200	247,557
BP Capital Markets PLC, 3.25%(c)(l)	EUR	100	106,531
British Telecommunications PLC, 8.38%, 12/20/83(c)	GBP	100	134,391
Lloyds Banking Group PLC, 4.95%(c)(l)	EUR	200	214,991
Nationwide Building Society, 5.88%(c)(l)	GBP	200	249,940
Vodafone Group PLC, 2.63%, 08/27/80(c)	EUR	149	156,213

			1,109,623

United States — 0.2%
Citigroup, Inc., Series Y, 4.15%(l)	USD	36	30,897
JPMorgan Chase & Co., Series KK, 3.65%(l)		36	32,945
Liberty Mutual Group, Inc., 3.63%, 05/23/59(c)	EUR	100	107,500
Southern Co., 1.88%, 09/15/81		1,000	945,423

			1,116,765

			6,226,223
	Shares

Preferred Stocks — 0.3%(f)

United States — 0.3%
Cap Hill Brands(e)		265,896	69,133
Dream Finders Homes, Inc., 9.00%		1,320	1,252,350
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $138,642)(e)(g)		6,037	76,368
Verge Genomics, Inc.(e)(g)
Series B, (Acquired 11/05/21, Cost: $165,930)		31,150	201,541
Series C, (Acquired 09/06/23, Cost: $26,514)		3,687	26,546
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $491,084), 12.00%, 10/07/32(e)(g)		168,283	548,603

			2,174,541

Total Preferred Securities — 1.1% (Cost: $8,539,811)			8,400,764

28	2 0 2 3 B l a c k R o c k A n n u a l R e p o r t t o S h a r e h o l d e r s

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Government Sponsored Agency Securities

Agency Obligations — 0.2%
Mex Bonos Desarr Fix RT Bonds, 8.50%, 03/01/29	MXN 24,129	$1,387,308

Commercial Mortgage-Backed Securities(a) — 0.2%
Freddie Mac Multifamily Structured Pass Through Certificates, Series KW09, Class X1, 0.80%, 05/25/29	USD 14,598	465,937
FREMF Mortgage Trust, Series 2020-K104, Class B, 3.54%, 02/25/52(b)	750	677,670

		1,143,607

Mortgage-Backed Securities — 15.3%
Fannie Mae Mortgage-Backed Securities
6.50%, 11/01/38	5	5,135
6.00%, 07/01/39	23	24,025
4.00%, 01/01/41	1	1,150
3.00%, 02/01/44	36	33,190
Freddie Mac Mortgage-Backed Securities
2.50%, 01/01/29 - 04/01/31	65	61,491
3.50%, 04/01/31 - 01/01/48	155	149,592
3.00%, 10/01/32 - 12/01/46	146	135,215
5.00%, 05/01/38 - 11/01/48	50	50,718
5.50%, 01/01/39	16	16,386
4.00%, 08/01/40 - 12/01/45	12	11,639
4.50%, 09/01/40 - 08/01/48	132	132,042
Ginnie Mae Mortgage-Backed Securities(q)
4.00%, 10/20/40 - 01/22/54	1,632	1,561,060
3.50%, 01/15/42 - 01/22/54	2,396	2,239,582
5.00%, 10/20/44 - 01/22/54	1,278	1,270,042
3.00%, 02/15/45 - 01/22/54	3,196	2,897,782
4.50%, 03/15/47 - 01/22/54	1,377	1,344,009
2.00%, 08/20/50 - 01/22/54	4,239	3,588,544
2.50%, 04/20/51 - 01/22/54	4,349	3,804,168
5.50%, 01/22/54	1,045	1,052,514
6.00%, 01/22/54	749	761,552
6.50%, 01/22/54	537	549,691
Uniform Mortgage-Backed Securities(q)
2.50%, 09/01/27 - 01/16/54	14,975	12,944,939
3.00%, 07/01/29 - 01/16/54	8,328	7,475,485
3.50%, 07/01/29 - 01/16/54	36,793	33,801,799
2.00%, 10/01/31 - 01/16/54	21,767	18,194,377
4.00%, 09/01/33 - 01/16/54	4,709	4,483,358
5.00%, 09/01/35 - 01/16/54	2,751	2,726,252
5.50%, 12/01/38 - 01/16/54	2,583	2,595,676
1.50%, 01/18/39 - 01/16/54	4,893	4,034,303
4.50%, 01/18/39 - 01/16/54	7,187	6,984,366
6.50%, 10/01/53 - 01/16/54(d)	1,560	1,599,642
6.00%, 01/16/54	1,869	1,897,619

		116,427,343

Total U.S. Government Sponsored Agency Securities — 15.7% (Cost: $120,270,934)		118,958,258

U.S. Treasury Obligations
U.S. Treasury Inflation-Indexed Notes
0.13%, 04/15/25 - 04/15/27	7,438	7,115,127
0.38%, 01/15/27	1,911	1,815,467
1.25%, 04/15/28	3,380	3,291,833

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
0.13%, 04/15/25 - 04/15/27	USD 7,438	$7,115,127
0.63%, 07/15/32(r)	1,100	1,004,489
1.13%, 01/15/33(r)	945	894,247

Total U.S. Treasury Obligations — 1.9% (Cost: $14,674,024)		14,121,163

	Shares

Warrants

United States(e) — 0.0%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 0.01 Shares for 1 Warrant, Expires 06/03/26, Strike Price USD 1,150.00)	9,002	6
FreeWire Technologies, Inc., Tranche A, (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(f)	34,768	2,086
FreeWire Technologies, Inc., Tranche B Unvest, (Exercisable 06/03/23, 1 Share for 1 Warrant, Expires 04/26/29, Strike Price USD 3.35)(f)	33,030	1
FreeWire Technologies, Inc., Tranche B Vested, (Issued 05/02/22, Exercisable 05/03/23, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(f)	1,738	104
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)	12,334	—
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	8,529	162
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	28,519	154
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(f)	10,965	—
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (Exercisable 10/14/22, 1 Share for 1 Warrant, Expires 10/07/32, Strike Price USD 0.01)(f)(g)	20,741	58,490
Volato Group, Inc., (Acquired 12/03/23, Cost: $10,200), (Expires 12/03/28, Strike Price USD 11.50)(f)(g)	10,200	923

		61,926

Venezuela — 0.0%
Venezuela Government International Bond (e)	3,000	15,000

Total Warrants — 0.0% (Cost: $132,872)		76,926

Total Long-Term Investments — 92.0% (Cost: $702,326,181)		699,013,600

	Par (000)

Short-Term Securities

Certificates of Deposit — 0.9%

Canada — 0.1%
Bank of Nova Scotia/Houston, 6.00%, 10/18/24	USD 910	914,977

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)	Value

France — 0.3%
Natixis SA, 5.99%, 10/17/24	USD 2,000	$2,009,655

United States — 0.5%
Citibank NA, 5.89%, 05/10/24	1,135	1,136,195
Toronto-Dominion Bank/New York
5.93%, 08/15/24	1,500	1,504,739
6.00%, 09/09/24	1,490	1,496,365

		4,137,299

		7,061,931

Commercial Paper — 2.5%

Australia(s) — 0.4%
Macquarie Bank Ltd., 5.91%, 05/13/24(b)	745	729,756
Macquarie Bank Ltd., 6.01%, 08/20/24	1,120	1,082,082
Westpac Banking Corp., 5.83%, 06/06/24	1,120	1,093,961

		2,905,799

France(s) — 0.2%
BPCE SA, 5.85%, 04/05/24	1,000	985,325
Societe Generale SA, 5.70%, 03/06/24	611	604,661

		1,589,986

Norway — 0.1%
DNB Bank ASA, 5.90%, 06/13/24(s)	1,120	1,093,017

United Kingdom — 0.2%
NatWest Markets PLC, 5.91%, 05/20/24(s)	1,120	1,095,602

United States(s) — 1.6%
AT&T, Inc.
5.99%, 01/23/24	864	860,721
5.93%, 02/21/24	2,119	2,101,321
Bayer Corp.(b)
Series 2020, 6.27%, 08/12/24	1,000	961,695
Series 2020, 6.29%, 09/10/24	1,120	1,071,857
Global Payments, Inc., 6.06%, 01/19/24(b)	1,100	1,096,092
HSBC USA, Inc.(b)
6.49%, 08/12/24	450	434,577
6.46%, 09/09/24	1,120	1,076,736
6.52%, 10/11/24	1,572	1,503,668
6.29%, 11/27/24	750	712,332
HSBC USA, Inc., 6.46%, 08/22/24	1,500	1,446,314
Macquarie Bank Ltd., 5.78%, 02/12/24	1,000	993,231

		12,258,544

		18,942,948

Foreign Agency Obligations — 0.5%
Brazil Letras do Tesouro Nacional(s)
0.00%, 04/01/24	BRL 13,762	2,761,361
11.07%, 04/01/24	4,809	964,931
Export-Import Bank of India, 3.88%, 03/12/24(c)	USD 300	299,063

		4,025,355

Security	Shares	Value

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(p)(t)	10,532,084	$10,532,084

	Par (000)

U.S. Treasury Obligations — 7.8%
U.S. Treasury Bills(s)
5.50%, 01/18/24	USD 33,545	33,466,261
5.39%, 01/25/24	8,782	8,752,416
U.S. Treasury Inflation-Indexed Notes
0.63%, 01/15/24	11,392	11,362,002
0.50%, 04/15/24	5,266	5,199,784

		58,780,463

Total Short-Term Securities — 13.1% (Cost: $99,166,795)		99,342,781

Options Purchased — 0.5% (Cost: $2,587,472)		3,861,470

Total Investments Before TBA Sale Commitments and Options Written — 105.6% (Cost: $804,080,448)		802,217,851

TBA Sale Commitments(q)

United States — (0.4)%
Ginnie Mae Mortgage-Backed Securities
2.00%, 01/22/54	(148)	(125,297)
2.50%, 01/22/54	(154)	(134,702)
3.00%, 01/22/54	(115)	(104,111)
3.50%, 01/22/54	(86)	(80,087)
4.00%, 01/22/54	(57)	(54,417)
4.50%, 01/22/54	(51)	(49,773)
5.00%, 01/22/54	(44)	(43,691)
5.50%, 01/22/54	(37)	(37,266)
Uniform Mortgage-Backed Securities
1.50%, 01/18/39 - 01/16/54	(173)	(142,838)
2.00%, 01/18/39 - 01/16/54	(847)	(705,229)
2.50%, 01/18/39 - 01/16/54	(562)	(482,143)
3.00%, 01/18/39 - 01/16/54	(329)	(293,155)
3.50%, 01/18/39 - 01/16/54	(240)	(221,656)
4.00%, 01/16/54	(175)	(165,505)
4.50%, 01/16/54	(106)	(102,745)
5.00%, 01/16/54	(103)	(101,898)
5.50%, 01/16/54	(94)	(94,396)

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Uniform Mortgage-Backed Securities (continued)
6.00%, 01/16/54	USD	(66)	$ (67,011)
6.50%, 01/16/54		(277)	(283,337)

Total TBA Sale Commitments — (0.4)% (Proceeds: $(3,275,200))			(3,289,257)

Options Written — (0.2)% (Premiums Received: $(1,855,200))			(1,577,056)

Total Investments, Net of TBA Sale Commitments and Options Written — 105.0% (Cost: $798,950,048)			797,351,538

Liabilities in Excess of Other Assets — (5.0)%			(37,957,184)

Net Assets — 100.0%			$759,394,354

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(d)	When-issued security.

(e)	Non-income producing security.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,483,530, representing 0.2% of its net assets as of period end, and an original cost of $1,345,399.

(h)	Convertible security.
(i)	Issuer filed for bankruptcy and/or is in default.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Zero-coupon bond.
(l)	Perpetual security with no stated maturity date.
(m)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(n)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Affiliate of the Fund.
(q)	Represents or includes a TBA transaction.
(r)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(s)	Rates are discount rates or a range of discount rates as of period end.
(t)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$ 6,558,852	$ 3,973,232	(a)	$ —	$ —	$ —	$ 10,532,084	10,532,084	$ 2,018,040	$ —
iShares 0-5 Year TIPS Bond ETF	683,568	—		—	—	11,491	695,059	7,050	19,731	—
iShares Biotechnology ETF(b)	64,726	—		(63,831)	7,827	(8,722)	—	—	35	—
iShares China Large-Cap ETF(b)	383,353	468,763		(875,886)	7,191	16,579	—	—	—	—
iShares iBoxx $ High Yield Corporate Bond ETF	8,998,322	7,598,213		(13,072,314)	(144,444)	540,026	3,919,803	50,650	204,964	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,106,281	7,019,279		(4,996,540)	(11,831)	183,723	4,300,912	38,866	151,692	—
iShares JP Morgan USD Emerging Markets Bond ETF .	4,059,643	949,810		(3,435,087)	(190,120)	202,269	1,586,515	17,814	155,075	—
iShares Latin America 40 ETF	223,910	—		—	—	60,355	284,265	9,782	13,098	—
iShares MSCI Brazil ETF	252,653	—		—	—	63,141	315,794	9,033	17,860	—
iShares MSCI Emerging Markets ETF	498,309	—		—	—	30,372	528,681	13,148	13,913	—
iShares Russell 2000 ETF	82,995	—		—	—	12,543	95,538	476	1,286	—
iShares Russell Mid-Cap Growth ETF	—	197,051		—	—	18,868	215,919	2,067	689	—

					$ (331,377)	$ 1,130,645	$22,474,570		$2,596,383	$ —

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts Euro BTP	104	03/07/24	$13,680	$390,932

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
Euro Bund	181	03/07/24	$27,419	$660,281
Euro OAT	142	03/07/24	20,616	670,844
Euro-Schatz	119	03/07/24	13,997	96,535
10-Year Japanese Government Treasury Bonds	9	03/13/24	9,364	60,169
10-Year Australian Treasury Bonds	102	03/15/24	8,109	197,699
3-Year Australian Treasury Bonds	84	03/15/24	6,117	52,408
MSCI Emerging Markets Index	3	03/15/24	155	6,803
NASDAQ 100 E-Mini Index	10	03/15/24	3,405	142,475
10-Year Canadian Bond	35	03/19/24	3,280	158,426
3-Month SOFR	99	03/19/24	23,423	(86,690)
3-Year Korean Bond	28	03/19/24	2,292	6,848
U.S. Long Bond	69	03/19/24	8,621	631,527
Long Gilt	77	03/26/24	10,075	535,212
5-Year U.S. Treasury Note	268	03/28/24	29,151	87,014
3-Month SONIA Index	26	03/18/25	7,986	10,195

				3,620,678

Short Contracts
30-Year Euro Buxl Bond	8	03/07/24	1,252	(93,534)
Euro BOBL	240	03/07/24	31,603	(409,060)
Short Term Euro BTP	33	03/07/24	3,885	(39,101)
E-mini Russell 2000 Index	16	03/15/24	1,638	(114,027)
Euro Stoxx 50 Index	7	03/15/24	352	2,251
Euro Stoxx Banks Index	59	03/15/24	389	3,122
S&P 500 E-Mini Index	23	03/15/24	5,543	(23,580)
10-Year U.S. Treasury Note	316	03/19/24	35,673	(813,539)
10-Year U.S. Ultra Long Treasury Note	1,022	03/19/24	120,612	(4,933,999)
Ultra U.S. Treasury Bond	55	03/19/24	7,348	(250,532)
2-Year U.S. Treasury Note	2,357	03/28/24	485,339	(3,942,650)
3-Month SOFR	32	06/18/24	7,601	(22,392)
3-Month SOFR	16	09/17/24	3,819	(20,431)
3-Month SOFR	99	03/18/25	23,824	(196,684)

				(10,854,156)

				$(7,233,478)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,192,966	USD	446,000	BNP Paribas SA	01/03/24	$5,451
BRL	1,125,535	USD	229,000	Citibank N.A.	01/03/24	2,706
BRL	1,125,535	USD	229,000	Citibank N.A.	01/03/24	2,706
BRL	558,152	USD	113,000	Goldman Sachs International	01/03/24	1,903
BRL	558,152	USD	113,000	Goldman Sachs International	01/03/24	1,903
BRL	1,023,439	USD	208,000	Goldman Sachs International	01/03/24	2,688
BRL	1,023,439	USD	208,000	Goldman Sachs International	01/03/24	2,688
USD	452,971	BRL	2,192,966	BNP Paribas SA	01/03/24	1,520
USD	232,486	BRL	1,125,535	Citibank N.A.	01/03/24	780
USD	232,486	BRL	1,125,535	Citibank N.A.	01/03/24	780
USD	115,290	BRL	558,152	Goldman Sachs International	01/03/24	387
USD	115,290	BRL	558,152	Goldman Sachs International	01/03/24	387
USD	211,398	BRL	1,023,439	Goldman Sachs International	01/03/24	709
USD	211,398	BRL	1,023,439	Goldman Sachs International	01/03/24	709
AUD	343,000	USD	225,388	Barclays Bank PLC	01/18/24	8,463
AUD	349,000	USD	229,889	Barclays Bank PLC	01/18/24	8,052
AUD	465,000	USD	314,115	Barclays Bank PLC	01/18/24	2,913
AUD	457,000	USD	307,009	Deutsche Bank AG	01/18/24	4,564

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	457,000	USD	307,009	Deutsche Bank AG	01/18/24	$4,564
AUD	464,000	USD	296,806	JPMorgan Chase Bank N.A.	01/18/24	19,539
AUD	464,000	USD	296,806	JPMorgan Chase Bank N.A.	01/18/24	19,539
AUD	227,000	USD	151,142	Morgan Stanley & Co. International PLC	01/18/24	3,622
AUD	227,000	USD	151,142	Morgan Stanley & Co. International PLC	01/18/24	3,622
CAD	287,914	USD	209,000	HSBC Bank PLC	01/18/24	8,336
CAD	3,551,961	USD	2,583,138	JPMorgan Chase Bank N.A.	01/18/24	98,116
CAD	418,588	USD	314,000	Morgan Stanley & Co. International PLC	01/18/24	1,978
CAD	531,385	USD	393,000	Morgan Stanley & Co. International PLC	01/18/24	8,124
CAD	1,134,433	USD	839,000	Morgan Stanley & Co. International PLC	01/18/24	17,345
CHF	131,732	USD	153,000	Citibank N.A.	01/18/24	3,857
CLP	131,844,570	USD	143,000	Barclays Bank PLC	01/18/24	6,537
CLP	131,844,570	USD	143,000	Barclays Bank PLC	01/18/24	6,537
CLP	135,022,500	USD	153,000	BNP Paribas SA	01/18/24	141
COP	604,776,150	GBP	121,000	Standard Chartered Bank	01/18/24	1,344
COP	604,776,150	GBP	121,000	Standard Chartered Bank	01/18/24	1,344
COP	599,650,500	USD	149,000	Citibank N.A.	01/18/24	5,271
COP	599,650,500	USD	149,000	Citibank N.A.	01/18/24	5,271
COP	607,318,000	USD	148,000	Citibank N.A.	01/18/24	8,243
COP	614,117,000	USD	151,000	Citibank N.A.	01/18/24	6,992
COP	595,702,000	USD	149,000	Societe Generale	01/18/24	4,255
COP	595,702,000	USD	149,000	Societe Generale	01/18/24	4,255
COP	1,809,720,000	USD	457,000	Toronto-Dominion Bank	01/18/24	8,582
EUR	572,000	GBP	495,603	BNP Paribas SA	01/18/24	56
EUR	106,000	MXN	1,989,087	Goldman Sachs International	01/18/24	228
EUR	106,000	MXN	1,989,087	Goldman Sachs International	01/18/24	228
EUR	138,000	USD	150,359	Barclays Bank PLC	01/18/24	2,075
EUR	207,000	USD	227,685	BNP Paribas SA	01/18/24	966
EUR	280,000	USD	306,169	BNP Paribas SA	01/18/24	3,118
EUR	1,490,000	USD	1,632,095	The Bank of New York Mellon	01/18/24	13,751
EUR	543,000	USD	582,756	Toronto-Dominion Bank	01/18/24	17,039
EUR	951,000	USD	1,020,628	Toronto-Dominion Bank	01/18/24	29,842
EUR	286,000	USD	307,787	UBS AG	01/18/24	8,127
GBP	120,000	USD	148,868	Barclays Bank PLC	01/18/24	4,102
GBP	120,000	USD	148,868	Barclays Bank PLC	01/18/24	4,102
GBP	278,000	USD	341,322	UBS AG	01/18/24	13,059
GBP	278,000	USD	341,322	UBS AG	01/18/24	13,059
HUF	53,020,169	USD	152,000	Barclays Bank PLC	01/18/24	512
HUF	27,032,676	USD	76,000	BNP Paribas SA	01/18/24	1,759
HUF	81,809,413	USD	230,000	BNP Paribas SA	01/18/24	5,324
IDR	2,362,320,000	USD	153,000	Citibank N.A.	01/18/24	464
IDR	2,362,320,000	USD	153,000	Citibank N.A.	01/18/24	464
IDR	4,163,481,250	USD	265,000	Toronto-Dominion Bank	01/18/24	5,473
IDR	4,163,481,250	USD	265,000	Toronto-Dominion Bank	01/18/24	5,473
INR	18,768,937	USD	225,000	Bank of America N.A.	01/18/24	354
INR	18,768,937	USD	225,000	Bank of America N.A.	01/18/24	354
JPY	10,953,976	USD	76,000	Barclays Bank PLC	01/18/24	1,847
JPY	10,953,976	USD	76,000	Barclays Bank PLC	01/18/24	1,847
JPY	22,180,485	USD	150,000	Barclays Bank PLC	01/18/24	7,630
JPY	32,816,975	USD	229,000	Barclays Bank PLC	01/18/24	4,220
JPY	16,942,432	USD	118,000	BNP Paribas SA	01/18/24	2,405
JPY	22,281,869	USD	151,000	BNP Paribas SA	01/18/24	7,351
JPY	22,306,961	USD	151,000	BNP Paribas SA	01/18/24	7,529
JPY	22,546,261	USD	151,000	BNP Paribas SA	01/18/24	9,229
JPY	22,072,873	USD	151,000	Citibank N.A.	01/18/24	5,865
JPY	22,072,873	USD	151,000	Citibank N.A.	01/18/24	5,865
JPY	22,134,893	USD	151,000	Goldman Sachs International	01/18/24	6,306
JPY	34,808,468	USD	232,000	UBS AG	01/18/24	15,373
KRW	198,441,000	USD	153,000	Citibank N.A.	01/18/24	182
KRW	198,441,000	USD	153,000	Citibank N.A.	01/18/24	182
KRW	196,719,025	USD	151,000	Morgan Stanley & Co. International PLC	01/18/24	853
MXN	2,001,606	EUR	106,000	Citibank N.A.	01/18/24	508

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	2,001,606	EUR	106,000	Citibank N.A.	01/18/24	$508
MXN	2,703,822	EUR	142,000	Citibank N.A.	01/18/24	1,998
MXN	2,703,822	EUR	142,000	Citibank N.A.	01/18/24	1,998
MXN	2,661,920	EUR	139,000	Goldman Sachs International	01/18/24	2,850
MXN	2,661,920	EUR	139,000	Goldman Sachs International	01/18/24	2,850
MXN	2,686,494	EUR	141,000	Goldman Sachs International	01/18/24	2,084
MXN	2,686,494	EUR	141,000	Goldman Sachs International	01/18/24	2,084
MXN	2,689,158	USD	155,000	Barclays Bank PLC	01/18/24	2,989
MXN	3,925,648	USD	225,000	Barclays Bank PLC	01/18/24	5,633
MXN	4,012,292	USD	229,000	Barclays Bank PLC	01/18/24	6,723
MXN	5,313,912	USD	303,000	BNP Paribas SA	01/18/24	9,193
MXN	23,802,017	USD	1,357,964	Citibank N.A.	01/18/24	40,408
MXN	1,979,963	USD	113,000	Goldman Sachs International	01/18/24	3,323
MXN	1,979,963	USD	113,000	Goldman Sachs International	01/18/24	3,323
MXN	2,613,311	USD	149,000	Goldman Sachs International	01/18/24	4,532
MXN	2,613,311	USD	149,000	Goldman Sachs International	01/18/24	4,532
MXN	3,867,709	USD	220,000	Goldman Sachs International	01/18/24	7,229
MXN	3,867,709	USD	220,000	Goldman Sachs International	01/18/24	7,229
MXN	4,019,391	USD	230,000	Goldman Sachs International	01/18/24	6,140
MXN	729,351	USD	41,000	UBS AG	01/18/24	1,849
MXN	729,351	USD	41,000	UBS AG	01/18/24	1,849
MYR	1,427,095	USD	305,000	Barclays Bank PLC	01/18/24	6,515
MYR	1,427,095	USD	305,000	Barclays Bank PLC	01/18/24	6,515
NOK	1,530,810	EUR	130,117	Barclays Bank PLC	01/18/24	7,002
NOK	1,530,810	EUR	130,117	Barclays Bank PLC	01/18/24	7,002
NOK	1,518,537	EUR	132,000	BNP Paribas SA	01/18/24	3,713
NOK	1,518,537	EUR	132,000	BNP Paribas SA	01/18/24	3,713
NOK	3,879,252	EUR	345,000	BNP Paribas SA	01/18/24	878
NOK	139,824	EUR	11,883	Citibank N.A.	01/18/24	642
NOK	139,824	EUR	11,883	Citibank N.A.	01/18/24	642
NOK	1,220,257	EUR	104,000	UBS AG	01/18/24	5,272
NOK	1,220,257	EUR	104,000	UBS AG	01/18/24	5,272
NOK	1,622,862	USD	151,000	Citibank N.A.	01/18/24	8,792
NOK	3,347,390	USD	307,000	Goldman Sachs International	01/18/24	22,594
PLN	603,683	USD	151,000	Bank of America N.A.	01/18/24	2,396
PLN	603,683	USD	151,000	Bank of America N.A.	01/18/24	2,396
PLN	621,911	USD	157,000	Citibank N.A.	01/18/24	1,027
PLN	910,592	USD	223,000	Citibank N.A.	01/18/24	8,381
PLN	910,592	USD	223,000	Citibank N.A.	01/18/24	8,381
PLN	1,211,934	USD	302,000	Citibank N.A.	01/18/24	5,952
PLN	1,213,954	USD	301,000	Citibank N.A.	01/18/24	7,465
PLN	596,683	USD	151,000	UBS AG	01/18/24	617
PLN	596,683	USD	151,000	UBS AG	01/18/24	617
PLN	912,202	USD	226,000	UBS AG	01/18/24	5,790
PLN	912,202	USD	226,000	UBS AG	01/18/24	5,790
PLN	919,786	USD	229,000	UBS AG	01/18/24	4,717
PLN	1,782,489	USD	440,000	UBS AG	01/18/24	12,930
THB	15,928,775	USD	445,000	JPMorgan Chase Bank N.A.	01/18/24	22,271
THB	15,928,775	USD	445,000	JPMorgan Chase Bank N.A.	01/18/24	22,271
USD	151,000	CLP	132,895,100	Citibank N.A.	01/18/24	271
USD	151,000	CLP	132,895,100	Citibank N.A.	01/18/24	271
USD	153,000	CLP	133,625,610	Morgan Stanley & Co. International PLC	01/18/24	1,443
USD	227,000	CLP	197,689,760	Morgan Stanley & Co. International PLC	01/18/24	2,782
USD	151,000	CNH	1,074,573	Citibank N.A.	01/18/24	41
USD	151,000	CNH	1,074,573	Citibank N.A.	01/18/24	41
USD	294,543	MXN	4,995,000	JPMorgan Chase Bank N.A.	01/18/24	1,086
ZAR	4,388,696	USD	235,000	Bank of America N.A.	01/18/24	4,619
ZAR	2,754,727	USD	149,000	Barclays Bank PLC	01/18/24	1,406
ZAR	2,754,727	USD	149,000	Barclays Bank PLC	01/18/24	1,406
ZAR	5,570,820	USD	303,000	Barclays Bank PLC	01/18/24	1,162
ZAR	5,570,820	USD	303,000	Barclays Bank PLC	01/18/24	1,162
ZAR	2,770,610	USD	149,000	Citibank N.A.	01/18/24	2,273

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	2,770,610	USD	149,000	Citibank N.A.	01/18/24	$2,273
ZAR	2,826,372	USD	151,000	Citibank N.A.	01/18/24	3,318
ZAR	4,175,251	USD	225,000	Citibank N.A.	01/18/24	2,965
ZAR	4,344,241	USD	229,000	Citibank N.A.	01/18/24	8,192
ZAR	5,413,011	USD	293,000	Citibank N.A.	01/18/24	2,546
ZAR	4,135,838	USD	220,000	Deutsche Bank AG	01/18/24	5,813
ZAR	4,530,622	USD	241,000	Deutsche Bank AG	01/18/24	6,368
JPY	27,980,263	USD	195,000	JPMorgan Chase Bank N.A.	01/22/24	3,972
ILS	7,138,909	USD	1,816,979	Citibank N.A.	01/29/24	155,747
COP	1,997,860,000	USD	492,460	Citibank N.A.	01/31/24	20,157
IDR	80,651,107	USD	5,193	Citibank N.A.	01/31/24	46
IDR	11,595,352,584	USD	746,642	Citibank N.A.	01/31/24	6,603
BRL	1,942,422	USD	397,000	Morgan Stanley & Co. International PLC	02/02/24	2,224
BRL	1,942,422	USD	397,000	Morgan Stanley & Co. International PLC	02/02/24	2,224
EUR	11,143,448	USD	12,200,955	HSBC Bank PLC	02/02/24	115,304
CZK	6,639,998	USD	283,491	BNP Paribas SA	03/04/24	12,907
AUD	868,000	USD	571,184	The Bank of New York Mellon	03/14/24	21,586
CLP	522,973,000	USD	591,130	Goldman Sachs International	03/14/24	94
EUR	343,000	GBP	297,779	BNP Paribas SA	03/14/24	25
HUF	135,073,000	USD	379,152	Citibank N.A.	03/14/24	7,072
HUF	273,052,918	USD	762,572	Toronto-Dominion Bank	03/14/24	18,190
IDR	2,980,568,500	USD	192,980	Citibank N.A.	03/14/24	592
INR	69,922,000	USD	836,238	JPMorgan Chase Bank N.A.	03/14/24	1,402
KRW	502,507,000	USD	388,637	Citibank N.A.	03/14/24	1,007
KRW	961,805,000	USD	731,995	Citibank N.A.	03/14/24	13,787
MYR	5,841,883	USD	1,255,914	Barclays Bank PLC	03/14/24	24,845
NOK	1,909,582	EUR	162,188	Barclays Bank PLC	03/14/24	8,697
NOK	3,860,671	EUR	343,000	BNP Paribas SA	03/14/24	869
NOK	174,425	EUR	14,812	Citibank N.A.	03/14/24	798
RON	1,727,000	USD	373,432	Deutsche Bank AG	03/14/24	9,441
THB	77,482,952	USD	2,183,787	Barclays Bank PLC	03/14/24	100,217
USD	188,906	CLP	166,776,000	Citibank N.A.	03/14/24	365
AUD	100,000	EUR	61,119	UBS AG	03/20/24	623
AUD	503,000	NZD	541,752	State Street Bank and Trust Co.	03/20/24	1,025
AUD	100,000	NZD	107,489	UBS AG	03/20/24	340
AUD	480,000	USD	318,013	Australia & New Zealand Bank Group	03/20/24	9,839
AUD	1,900,377	USD	1,256,304	The Bank of New York Mellon	03/20/24	41,702
AUD	23,402,433	USD	15,470,220	The Bank of New York Mellon	03/20/24	514,248
CAD	22,870,099	USD	16,880,000	Deutsche Bank AG	03/20/24	397,996
CAD	460,651	USD	340,000	Morgan Stanley & Co. International PLC	03/20/24	8,015
CAD	2,241,262	USD	1,654,243	Morgan Stanley & Co. International PLC	03/20/24	38,995
CHF	519,206	USD	600,000	Barclays Bank PLC	03/20/24	22,185
CNH	15,825,668	USD	2,216,906	Royal Bank of Canada	03/20/24	15,870
CNH	21,220,939	USD	2,972,692	Royal Bank of Canada	03/20/24	21,281
CNH	21,277,442	USD	2,980,607	Royal Bank of Canada	03/20/24	21,337
CNH	29,982,233	USD	4,200,000	Royal Bank of Canada	03/20/24	30,067
CNH	89,655,094	USD	12,559,151	Royal Bank of Canada	03/20/24	89,908
CZK	12,008,544	USD	530,000	Morgan Stanley & Co. International PLC	03/20/24	5,880
CZK	13,999,650	USD	617,851	Morgan Stanley & Co. International PLC	03/20/24	6,882
DKK	7,311,780	USD	1,064,874	HSBC Bank PLC	03/20/24	22,178
DKK	2,746,611	USD	400,000	State Street Bank and Trust Co.	03/20/24	8,342
EUR	1,180,000	GBP	1,017,420	BNP Paribas SA	03/20/24	9,322
EUR	410,000	USD	443,880	Barclays Bank PLC	03/20/24	10,131
EUR	590,000	USD	638,507	Barclays Bank PLC	03/20/24	14,826
EUR	60,000	USD	65,782	Deutsche Bank AG	03/20/24	659
EUR	590,000	USD	639,778	Societe Generale	03/20/24	13,555
EUR	1,190,000	USD	1,305,121	Societe Generale	03/20/24	12,619
EUR	3,545,000	USD	3,846,069	State Street Bank and Trust Co.	03/20/24	79,467
EUR	40,754,710	USD	44,215,074	State Street Bank and Trust Co.	03/20/24	914,423
GBP	5,568,149	USD	7,006,544	State Street Bank and Trust Co.	03/20/24	93,583
HUF	24,000,000	EUR	61,847	JPMorgan Chase Bank N.A.	03/20/24	105
HUF	12,000,000	EUR	30,849	Societe Generale	03/20/24	135

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
IDR	26,928,247,495	USD	1,726,774	State Street Bank and Trust Co.	03/20/24	$22,024
INR	125,105,000	USD	1,495,601	State Street Bank and Trust Co.	03/20/24	2,518
KRW	781,995,480	USD	600,000	Royal Bank of Canada	03/20/24	6,555
KRW	2,045,905,000	USD	1,569,771	UBS AG	03/20/24	17,137
MXN	197,616,281	USD	11,222,013	Bank of Montreal	03/20/24	271,215
MXN	102,550,000	USD	5,821,442	Barclays Bank PLC	03/20/24	142,795
MXN	1,200,000	USD	68,044	Morgan Stanley & Co. International PLC	03/20/24	1,747
MXN	2,200,000	USD	124,754	Morgan Stanley & Co. International PLC	03/20/24	3,197
MYR	2,560,525	USD	550,000	Barclays Bank PLC	03/20/24	11,572
NOK	14,858,595	CAD	1,854,366	HSBC Bank PLC	03/20/24	64,020
NOK	700,000	SEK	665,917	Bank of America N.A.	03/20/24	2,792
NOK	400,000	SEK	379,456	UBS AG	03/20/24	1,702
NOK	340,000	USD	31,030	Deutsche Bank AG	03/20/24	2,492
NOK	330,000	USD	30,092	JPMorgan Chase Bank N.A.	03/20/24	2,443
NOK	3,865,000	USD	356,327	Natwest Markets PLC	03/20/24	24,738
NOK	8,768,843	USD	807,724	Natwest Markets PLC	03/20/24	56,828
NOK	20,627,859	USD	1,900,000	Natwest Markets PLC	03/20/24	133,777
NZD	283,189	USD	174,193	UBS AG	03/20/24	4,861
PLN	1,056,594	USD	263,017	Nomura International PLC	03/20/24	5,232
PLN	7,112,292	USD	1,770,000	Toronto-Dominion Bank	03/20/24	35,680
SEK	1,400,000	USD	138,088	Barclays Bank PLC	03/20/24	1,137
SEK	500,000	USD	48,097	BNP Paribas SA	03/20/24	1,626
SEK	600,000	USD	59,051	JPMorgan Chase Bank N.A.	03/20/24	617
SEK	1,400,000	USD	137,554	JPMorgan Chase Bank N.A.	03/20/24	1,671
SEK	37,901,868	USD	3,646,000	State Street Bank and Trust Co.	03/20/24	123,206
SGD	2,402,096	USD	1,800,000	Toronto-Dominion Bank	03/20/24	26,549
THB	11,100,000	EUR	290,690	Barclays Bank PLC	03/20/24	5,470
THB	26,725,665	EUR	707,824	Citibank N.A.	03/20/24	4,396
THB	1,500,000	EUR	38,934	HSBC Bank PLC	03/20/24	1,126
THB	3,000,000	EUR	78,490	HSBC Bank PLC	03/20/24	1,561
THB	3,000,000	EUR	79,018	JPMorgan Chase Bank N.A.	03/20/24	977
USD	2,223	TRY	70,221	HSBC Bank PLC	03/20/24	6
ZAR	1,200,000	USD	62,386	Goldman Sachs International	03/20/24	2,777
ZAR	293,253,783	USD	15,368,426	State Street Bank and Trust Co.	03/20/24	556,146
AUD	1,900,000	JPY	179,367,486	Canadian Imperial Bank of Commerce	03/21/24	10,473
EUR	1,196,900	JPY	183,000,000	Bank of America N.A.	03/21/24	12,054
EUR	719,011	JPY	110,000,000	Deutsche Bank AG	03/21/24	6,761
JPY	182,000,000	EUR	1,176,022	Barclays Bank PLC	03/21/24	3,889
JPY	3,279,483,690	EUR	21,166,501	Deutsche Bank AG	03/21/24	97,106
JPY	182,000,000	USD	1,277,543	Barclays Bank PLC	03/21/24	28,662
JPY	184,000,000	USD	1,318,354	Deutsche Bank AG	03/21/24	2,205
JPY	92,000,000	USD	640,785	HSBC Bank PLC	03/21/24	19,495
JPY	92,000,000	USD	642,023	Societe Generale	03/21/24	18,256
JPY	374,902,550	USD	2,625,109	State Street Bank and Trust Co.	03/21/24	65,547
JPY	6,050,212,744	USD	42,362,281	State Street Bank and Trust Co.	03/21/24	1,059,786
COP	2,501,665,000	USD	569,985	BNP Paribas SA	05/17/24	58,677
KRW	405,000,000	USD	315,494	Citibank N.A.	06/20/24	228
COP	843,222,800	USD	197,974	Barclays Bank PLC	08/15/24	10,464
COP	2,089,906,000	USD	490,675	Barclays Bank PLC	08/15/24	25,936
COP	2,168,287,200	USD	501,442	BNP Paribas SA	08/15/24	34,543
COP	5,374,044,000	USD	1,242,812	BNP Paribas SA	08/15/24	85,614
COP	2,993,471,000	USD	692,452	Morgan Stanley & Co. International PLC	08/15/24	47,513

						6,923,667

BRL	752,760	USD	155,487	Citibank N.A.	01/03/24	(522)
BRL	752,760	USD	155,487	Citibank N.A.	01/03/24	(522)
BRL	2,194,489	USD	453,285	Goldman Sachs International	01/03/24	(1,521)
BRL	1,934,184	USD	399,517	Morgan Stanley & Co. International PLC	01/03/24	(1,341)
BRL	1,934,184	USD	399,517	Morgan Stanley & Co. International PLC	01/03/24	(1,341)
USD	153,000	BRL	752,760	Citibank N.A.	01/03/24	(1,965)
USD	153,000	BRL	752,760	Citibank N.A.	01/03/24	(1,965)
USD	446,000	BRL	2,194,489	Goldman Sachs International	01/03/24	(5,764)

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	397,000	BRL	1,934,184	Morgan Stanley & Co. International PLC	01/03/24	$(1,177)
USD	397,000	BRL	1,934,184	Morgan Stanley & Co. International PLC	01/03/24	(1,177)
USD	207,218	COP	843,222,800	Barclays Bank PLC	01/09/24	(10,115)
USD	513,585	COP	2,089,906,000	Barclays Bank PLC	01/09/24	(25,069)
USD	524,552	COP	2,168,287,200	BNP Paribas SA	01/09/24	(34,304)
USD	1,300,088	COP	5,374,044,000	BNP Paribas SA	01/09/24	(85,021)
USD	735,433	COP	2,993,471,000	Citibank N.A.	01/09/24	(36,106)
USD	218,500	TWD	7,029,801	Morgan Stanley & Co. International PLC	01/17/24	(12,320)
USD	218,500	TWD	7,029,801	Morgan Stanley & Co. International PLC	01/17/24	(12,320)
CLP	195,151,900	USD	227,000	BNP Paribas SA	01/18/24	(5,660)
CLP	131,457,200	USD	152,000	Citibank N.A.	01/18/24	(2,902)
CLP	131,457,200	USD	152,000	Citibank N.A.	01/18/24	(2,902)
CLP	133,296,400	USD	152,000	Citibank N.A.	01/18/24	(816)
CLP	133,296,400	USD	152,000	Citibank N.A.	01/18/24	(816)
EUR	1,000	MXN	19,042	BNP Paribas SA	01/18/24	(14)
EUR	1,000	MXN	19,042	BNP Paribas SA	01/18/24	(14)
EUR	141,000	MXN	2,672,776	BNP Paribas SA	01/18/24	(1,278)
EUR	141,000	MXN	2,672,776	BNP Paribas SA	01/18/24	(1,278)
EUR	141,000	MXN	2,669,188	BNP Paribas SA	01/18/24	(1,067)
EUR	141,000	MXN	2,669,188	BNP Paribas SA	01/18/24	(1,067)
EUR	142,000	MXN	2,680,014	BNP Paribas SA	01/18/24	(599)
EUR	142,000	MXN	2,680,014	BNP Paribas SA	01/18/24	(599)
EUR	139,000	MXN	2,625,235	Morgan Stanley & Co. International PLC	01/18/24	(694)
EUR	139,000	MXN	2,625,235	Morgan Stanley & Co. International PLC	01/18/24	(694)
EUR	274,000	NOK	3,093,474	BNP Paribas SA	01/18/24	(1,934)
EUR	274,000	NOK	3,093,474	BNP Paribas SA	01/18/24	(1,934)
EUR	104,000	NOK	1,211,015	Goldman Sachs International	01/18/24	(4,362)
EUR	104,000	NOK	1,211,015	Goldman Sachs International	01/18/24	(4,362)
EUR	138,000	PLN	613,282	BNP Paribas SA	01/18/24	(3,401)
EUR	138,000	PLN	613,282	BNP Paribas SA	01/18/24	(3,401)
EUR	139,000	PLN	619,057	UBS AG	01/18/24	(3,763)
EUR	139,000	PLN	619,057	UBS AG	01/18/24	(3,763)
EUR	86,198	USD	95,227	UBS AG	01/18/24	(13)
GBP	183,000	USD	233,660	BNP Paribas SA	01/18/24	(380)
HUF	52,660,310	EUR	138,000	BNP Paribas SA	01/18/24	(957)
HUF	52,660,310	EUR	138,000	BNP Paribas SA	01/18/24	(957)
KRW	193,793,400	USD	151,000	Citibank N.A.	01/18/24	(1,406)
KRW	193,793,400	USD	151,000	Citibank N.A.	01/18/24	(1,406)
USD	152,875	AUD	230,000	Barclays Bank PLC	01/18/24	(3,934)
USD	152,875	AUD	230,000	Barclays Bank PLC	01/18/24	(3,934)
USD	227,462	AUD	343,000	BNP Paribas SA	01/18/24	(6,389)
USD	229,901	AUD	349,000	Goldman Sachs International	01/18/24	(8,040)
USD	306,944	AUD	467,000	Goldman Sachs International	01/18/24	(11,447)
USD	149,244	AUD	229,000	Morgan Stanley & Co. International PLC	01/18/24	(6,884)
USD	149,244	AUD	229,000	Morgan Stanley & Co. International PLC	01/18/24	(6,884)
USD	242,000	CAD	333,458	Morgan Stanley & Co. International PLC	01/18/24	(9,716)
USD	897,000	CAD	1,236,008	Morgan Stanley & Co. International PLC	01/18/24	(36,020)
USD	151,000	CAD	207,653	UBS AG	01/18/24	(5,750)
USD	151,000	CAD	207,653	UBS AG	01/18/24	(5,750)
USD	153,000	CHF	133,748	Goldman Sachs International	01/18/24	(6,257)
USD	151,000	CLP	133,672,750	Societe Generale	01/18/24	(611)
USD	151,000	CLP	133,672,750	Societe Generale	01/18/24	(611)
USD	76,000	CNH	542,945	UBS AG	01/18/24	(275)
USD	76,000	CNH	542,945	UBS AG	01/18/24	(275)
USD	151,000	COP	609,889,000	Bank of America N.A.	01/18/24	(5,905)
USD	153,000	COP	614,929,950	BNP Paribas SA	01/18/24	(5,201)
USD	152,000	COP	617,740,160	Citibank N.A.	01/18/24	(6,924)
USD	151,000	COP	605,661,000	Goldman Sachs International	01/18/24	(4,817)
USD	151,000	COP	605,661,000	Goldman Sachs International	01/18/24	(4,817)
USD	152,000	COP	614,754,880	Goldman Sachs International	01/18/24	(6,156)
USD	148,000	COP	606,060,000	Standard Chartered Bank	01/18/24	(7,920)
USD	160,000	COP	655,200,000	Standard Chartered Bank	01/18/24	(8,562)

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	160,000	COP	655,200,000	Standard Chartered Bank	01/18/24	$(8,562)
USD	400,419	COP	1,631,909,376	State Street Bank and Trust Co.	01/18/24	(19,418)
USD	150,000	CZK	3,446,229	Citibank N.A.	01/18/24	(4,027)
USD	150,000	CZK	3,446,229	Citibank N.A.	01/18/24	(4,027)
USD	151,134	EUR	138,000	Barclays Bank PLC	01/18/24	(1,301)
USD	151,134	EUR	138,000	Barclays Bank PLC	01/18/24	(1,301)
USD	151,391	EUR	138,000	Barclays Bank PLC	01/18/24	(1,043)
USD	307,893	EUR	280,000	Barclays Bank PLC	01/18/24	(1,393)
USD	151,637	EUR	139,000	BNP Paribas SA	01/18/24	(1,902)
USD	151,637	EUR	139,000	BNP Paribas SA	01/18/24	(1,902)
USD	212,542	EUR	198,000	BNP Paribas SA	01/18/24	(6,167)
USD	378,895	EUR	349,000	BNP Paribas SA	01/18/24	(6,608)
USD	378,895	EUR	349,000	BNP Paribas SA	01/18/24	(6,608)
USD	164,672	EUR	150,000	Deutsche Bank AG	01/18/24	(1,017)
USD	151,555	EUR	138,000	Goldman Sachs International	01/18/24	(879)
USD	151,555	EUR	138,000	Goldman Sachs International	01/18/24	(879)
USD	227,638	EUR	207,000	Goldman Sachs International	01/18/24	(1,013)
USD	227,638	EUR	207,000	Goldman Sachs International	01/18/24	(1,013)
USD	236,117	EUR	220,000	The Bank of New York Mellon	01/18/24	(6,894)
USD	309,569	EUR	286,000	UBS AG	01/18/24	(6,345)
USD	229,182	GBP	183,000	Barclays Bank PLC	01/18/24	(4,098)
USD	302,458	GBP	241,000	Barclays Bank PLC	01/18/24	(4,758)
USD	302,458	GBP	241,000	Barclays Bank PLC	01/18/24	(4,758)
USD	89,164	IDR	1,380,705,114	Barclays Bank PLC	01/18/24	(531)
USD	276,858	IDR	4,291,297,969	Barclays Bank PLC	01/18/24	(1,918)
USD	377,060	IDR	5,820,667,687	Barclays Bank PLC	01/18/24	(1,069)
USD	465,535	IDR	7,221,841,687	BNP Paribas SA	01/18/24	(3,618)
USD	669,282	IDR	10,404,664,584	BNP Paribas SA	01/18/24	(6,637)
USD	226,000	JPY	33,129,814	Barclays Bank PLC	01/18/24	(9,444)
USD	150,000	JPY	22,066,209	BNP Paribas SA	01/18/24	(6,818)
USD	227,000	JPY	33,274,093	BNP Paribas SA	01/18/24	(9,469)
USD	229,000	JPY	32,652,436	BNP Paribas SA	01/18/24	(3,051)
USD	151,000	JPY	22,171,465	Goldman Sachs International	01/18/24	(6,566)
USD	32,000	JPY	4,801,004	Morgan Stanley & Co. International PLC	01/18/24	(2,119)
USD	232,000	JPY	34,807,280	Morgan Stanley & Co. International PLC	01/18/24	(15,365)
USD	151,000	KRW	195,683,618	UBS AG	01/18/24	(53)
USD	1,068,788	MXN	18,695,889	Barclays Bank PLC	01/18/24	(29,598)
USD	155,000	MXN	2,683,623	Citibank N.A.	01/18/24	(2,663)
USD	225,000	MXN	4,000,969	Citibank N.A.	01/18/24	(10,058)
USD	240,508	MXN	4,332,455	Citibank N.A.	01/18/24	(14,025)
USD	303,000	MXN	5,258,244	Citibank N.A.	01/18/24	(5,923)
USD	5,747,115	MXN	103,527,376	Citibank N.A.	01/18/24	(335,137)
USD	152,000	MXN	2,677,109	Goldman Sachs International	01/18/24	(5,281)
USD	152,000	MXN	2,677,109	Goldman Sachs International	01/18/24	(5,281)
USD	229,000	MXN	3,987,346	Morgan Stanley & Co. International PLC	01/18/24	(5,257)
USD	230,000	MXN	4,006,412	Morgan Stanley & Co. International PLC	01/18/24	(5,377)
USD	288,396	MXN	5,025,180	Toronto-Dominion Bank	01/18/24	(6,835)
USD	151,000	NOK	1,607,680	Morgan Stanley & Co. International PLC	01/18/24	(7,297)
USD	155,000	NOK	1,621,758	UBS AG	01/18/24	(4,683)
USD	307,000	NOK	3,374,438	UBS AG	01/18/24	(25,257)
USD	150,000	PLN	620,200	BNP Paribas SA	01/18/24	(7,592)
USD	150,000	PLN	620,200	BNP Paribas SA	01/18/24	(7,592)
USD	228,000	PLN	916,149	BNP Paribas SA	01/18/24	(4,793)
USD	440,000	PLN	1,821,369	BNP Paribas SA	01/18/24	(22,809)
USD	651,506	PLN	2,698,911	BNP Paribas SA	01/18/24	(34,286)
USD	303,000	PLN	1,218,285	Citibank N.A.	01/18/24	(6,566)
USD	738,198	PLN	2,973,326	Deutsche Bank AG	01/18/24	(17,322)
USD	301,000	PLN	1,211,700	Goldman Sachs International	01/18/24	(6,893)
USD	157,000	PLN	624,713	UBS AG	01/18/24	(1,739)
USD	118,000	TWD	3,676,880	Citibank N.A.	01/18/24	(2,746)
USD	151,000	ZAR	2,842,829	Bank of America N.A.	01/18/24	(4,216)
USD	151,000	ZAR	2,842,829	Bank of America N.A.	01/18/24	(4,216)

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	235,000	ZAR	4,311,765	Barclays Bank PLC	01/18/24	$(419)
USD	151,000	ZAR	2,871,778	Citibank N.A.	01/18/24	(5,797)
USD	151,000	ZAR	2,871,778	Citibank N.A.	01/18/24	(5,797)
USD	151,000	ZAR	2,860,318	Citibank N.A.	01/18/24	(5,171)
USD	151,000	ZAR	2,860,318	Citibank N.A.	01/18/24	(5,171)
USD	151,000	ZAR	2,826,573	Citibank N.A.	01/18/24	(3,328)
USD	151,000	ZAR	2,774,097	Citibank N.A.	01/18/24	(463)
USD	151,000	ZAR	2,774,097	Citibank N.A.	01/18/24	(463)
USD	225,000	ZAR	4,155,154	Citibank N.A.	01/18/24	(1,868)
USD	293,000	ZAR	5,508,184	Deutsche Bank AG	01/18/24	(7,742)
USD	229,000	ZAR	4,308,979	HSBC Bank PLC	01/18/24	(6,267)
ZAR	2,744,052	EUR	136,000	Deutsche Bank AG	01/18/24	(402)
ZAR	2,744,106	EUR	136,000	Deutsche Bank AG	01/18/24	(399)
USD	195,000	TWD	6,072,300	Citibank N.A.	01/22/24	(4,524)
USD	97,894	ILS	374,415	JPMorgan Chase Bank N.A.	01/29/24	(5,570)
USD	196,039	ILS	748,829	JPMorgan Chase Bank N.A.	01/29/24	(10,888)
USD	942,022	ILS	3,594,379	JPMorgan Chase Bank N.A.	01/29/24	(51,228)
USD	635,444	ILS	2,421,286	Toronto-Dominion Bank	01/29/24	(33,641)
USD	757,002	IDR	11,676,003,691	Citibank N.A.	01/31/24	(1,482)
USD	474,462	AUD	717,071	Morgan Stanley & Co. International PLC	02/02/24	(14,657)
USD	2,506,233	CAD	3,407,000	State Street Bank and Trust Co.	02/02/24	(66,116)
USD	3,821,611	CNH	27,192,000	Barclays Bank PLC	02/02/24	(1,968)
USD	2,781,771	GBP	2,198,218	Deutsche Bank AG	02/02/24	(20,644)
USD	127,195	HKD	993,000	HSBC Bank PLC	02/02/24	(57)
USD	3,242,457	JPY	474,163,000	State Street Bank and Trust Co.	02/02/24	(135,208)
USD	520,929	MXN	9,150,000	Toronto-Dominion Bank	02/02/24	(15,340)
USD	233,160	NOK	2,500,000	Natwest Markets PLC	02/02/24	(13,086)
USD	107,700	SEK	1,124,000	Natwest Markets PLC	02/02/24	(3,873)
USD	1,241,246	ZAR	23,520,978	Toronto-Dominion Bank	02/05/24	(41,039)
USD	45,315	EUR	41,870	Citibank N.A.	02/06/24	(969)
USD	93,291	EUR	86,198	Citibank N.A.	02/06/24	(1,994)
USD	109,818	EUR	101,469	Citibank N.A.	02/06/24	(2,347)
USD	117,352	EUR	108,430	Citibank N.A.	02/06/24	(2,508)
USD	616,903	COP	2,501,665,000	Citibank N.A.	02/20/24	(22,484)
USD	627,104	CZK	14,169,751	Bank of America N.A.	03/04/24	(5,410)
USD	760,179	CZK	17,196,244	BNP Paribas SA	03/04/24	(7,434)
USD	868,630	CZK	19,820,890	BNP Paribas SA	03/04/24	(16,142)
EUR	177,000	NOK	2,017,566	Barclays Bank PLC	03/14/24	(2,945)
USD	188,706	BRL	944,000	Goldman Sachs International	03/14/24	(4,310)
USD	2,057,613	BRL	10,276,542	Goldman Sachs International	03/14/24	(43,593)
USD	1,446,692	COP	5,880,946,843	Citibank N.A.	03/14/24	(49,571)
USD	2,214,190	CZK	50,247,596	Barclays Bank PLC	03/14/24	(28,357)
USD	288,942	EUR	267,569	Barclays Bank PLC	03/14/24	(7,274)
USD	94,077	EUR	87,095	Deutsche Bank AG	03/14/24	(2,344)
USD	1,469,596	IDR	23,037,242,361	UBS AG	03/14/24	(26,549)
USD	310,407	MXN	5,486,306	Barclays Bank PLC	03/14/24	(8,988)
USD	375,597	MXN	6,640,000	Barclays Bank PLC	03/14/24	(10,961)
USD	219,100	PLN	883,610	Citibank N.A.	03/14/24	(5,254)
USD	961,202	PLN	3,863,441	HSBC Bank PLC	03/14/24	(19,751)
USD	2,410,908	ZAR	46,282,816	State Street Bank and Trust Co.	03/14/24	(103,760)
CNH	10,746	AUD	2,278	Nomura International PLC	03/20/24	(40)
EUR	1,843,672	AUD	3,025,624	Morgan Stanley & Co. International PLC	03/20/24	(25,000)
GBP	1,018,925	EUR	1,180,000	Citibank N.A.	03/20/24	(7,402)
GBP	5,452,454	EUR	6,322,998	Natwest Markets PLC	03/20/24	(49,135)
HUF	22,000,000	EUR	56,970	Nomura International PLC	03/20/24	(209)
SEK	387,958	NOK	400,000	Deutsche Bank AG	03/20/24	(856)
SEK	679,119	NOK	700,000	UBS AG	03/20/24	(1,480)
TRY	694,624	USD	22,000	HSBC Bank PLC	03/20/24	(70)
USD	2,790,000	AUD	4,220,457	Morgan Stanley & Co. International PLC	03/20/24	(92,682)
USD	2,281,000	BRL	11,347,587	Barclays Bank PLC	03/20/24	(38,136)
USD	2,348,824	BRL	11,685,000	Barclays Bank PLC	03/20/24	(39,270)
USD	2,427,884	BRL	12,078,310	Barclays Bank PLC	03/20/24	(40,592)

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	396,602	BRL	1,973,110	State Street Bank and Trust Co.	03/20/24	$(6,648)
USD	309,613	CAD	420,000	Barclays Bank PLC	03/20/24	(7,690)
USD	228,720	CAD	309,879	The Bank of New York Mellon	03/20/24	(5,388)
USD	7,316	CHF	6,328	Royal Bank of Canada	03/20/24	(267)
USD	3,819,167	CNH	27,260,000	HSBC Bank PLC	03/20/24	(26,831)
USD	48,380	CNH	345,364	Royal Bank of Canada	03/20/24	(346)
USD	1,120,137	CNH	7,996,240	Royal Bank of Canada	03/20/24	(8,019)
USD	1,635,428	COP	6,669,274,724	Goldman Sachs International	03/20/24	(59,315)
USD	294,730	COP	1,203,059,982	State Street Bank and Trust Co.	03/20/24	(10,982)
USD	1,634,526	COP	6,669,274,725	Toronto-Dominion Bank	03/20/24	(60,216)
USD	1,910,999	CZK	43,305,000	Deutsche Bank AG	03/20/24	(21,482)
USD	500,896	CZK	11,349,606	Morgan Stanley & Co. International PLC	03/20/24	(5,579)
USD	809	DKK	5,552	Toronto-Dominion Bank	03/20/24	(17)
USD	447,917	EUR	410,000	Barclays Bank PLC	03/20/24	(6,094)
USD	636,801	EUR	590,000	BNP Paribas SA	03/20/24	(16,533)
USD	4,650,000	EUR	4,286,301	Deutsche Bank AG	03/20/24	(96,411)
USD	15,963,736	EUR	14,714,459	Deutsche Bank AG	03/20/24	(330,237)
USD	65,872	EUR	60,000	Morgan Stanley & Co. International PLC	03/20/24	(568)
USD	1,300,476	EUR	1,190,000	Morgan Stanley & Co. International PLC	03/20/24	(17,264)
USD	59,602,950	EUR	55,000,000	Morgan Stanley & Co. International PLC	03/20/24	(1,300,988)
USD	636,758	EUR	590,000	Societe Generale	03/20/24	(16,576)
USD	129,801	EUR	120,000	UBS AG	03/20/24	(3,080)
USD	11,028,401	GBP	8,764,140	Morgan Stanley & Co. International PLC	03/20/24	(147,038)
USD	57,716	HKD	450,000	Royal Bank of Canada	03/20/24	(15)
USD	755,181	HUF	269,785,000	State Street Bank and Trust Co.	03/20/24	(15,859)
USD	761,000	IDR	11,858,807,590	HSBC Bank USA N.A.	03/20/24	(9,145)
USD	1,536,052	IDR	23,936,590,166	HSBC Bank USA N.A.	03/20/24	(18,459)
USD	78,000	INR	6,524,427	Deutsche Bank AG	03/20/24	(129)
USD	4,931,632	MXN	86,844,564	Bank of Montreal	03/20/24	(119,188)
USD	62,998	MXN	1,100,000	Barclays Bank PLC	03/20/24	(978)
USD	426,000	MXN	7,500,156	Toronto-Dominion Bank	03/20/24	(10,204)
USD	24,225,262	MXN	426,509,963	Toronto-Dominion Bank	03/20/24	(580,266)
USD	146,220	NOK	1,500,000	Barclays Bank PLC	03/20/24	(1,670)
USD	45,811	NOK	500,000	Goldman Sachs International	03/20/24	(3,486)
USD	471,554	NOK	5,118,505	Goldman Sachs International	03/20/24	(33,098)
USD	134,783	NOK	1,400,000	JPMorgan Chase Bank N.A.	03/20/24	(3,248)
USD	67,042	NOK	700,000	Morgan Stanley & Co. International PLC	03/20/24	(1,973)
USD	50,160	NOK	520,000	The Bank of New York Mellon	03/20/24	(1,109)
USD	310,997	PLN	1,249,338	Nomura International PLC	03/20/24	(6,187)
USD	308,705	PLN	1,240,000	State Street Bank and Trust Co.	03/20/24	(6,109)
USD	28,829	SEK	300,000	BNP Paribas SA	03/20/24	(1,005)
USD	28,804	SEK	300,000	Goldman Sachs International	03/20/24	(1,030)
USD	32,872	SEK	341,550	HSBC Bank PLC	03/20/24	(1,094)
USD	127,171	SEK	1,321,361	HSBC Bank PLC	03/20/24	(4,234)
USD	360,495	SEK	3,745,000	Natwest Markets PLC	03/20/24	(11,932)
USD	64,000	ZAR	1,200,000	JPMorgan Chase Bank N.A.	03/20/24	(1,164)
USD	1,879,914	ZAR	35,835,000	Morgan Stanley & Co. International PLC	03/20/24	(66,035)
USD	9,140,000	ZAR	174,372,335	Morgan Stanley & Co. International PLC	03/20/24	(328,948)
USD	4,175,530	ZAR	79,675,694	State Street Bank and Trust Co.	03/20/24	(151,102)
CNH	26,729	JPY	534,673	Royal Bank of Canada	03/21/24	(66)
EUR	1,175,468	JPY	182,000,000	UBS AG	03/21/24	(4,503)
JPY	272,714,525	AUD	2,888,467	State Street Bank and Trust Co.	03/21/24	(15,693)
JPY	377,659,800	AUD	4,000,000	State Street Bank and Trust Co.	03/21/24	(21,733)
JPY	185,000,000	EUR	1,211,780	Barclays Bank PLC	03/21/24	(14,178)
JPY	108,000,000	EUR	702,654	Goldman Sachs International	03/21/24	(3,002)
USD	1,287,226	JPY	184,000,000	Goldman Sachs International	03/21/24	(33,332)
USD	732,990	JPY	105,427,000	HSBC Bank PLC	03/21/24	(23,654)
USD	1,263,066	JPY	182,000,000	Morgan Stanley & Co. International PLC	03/21/24	(43,139)
USD	1,318,874	JPY	184,000,000	Morgan Stanley & Co. International PLC	03/21/24	(1,685)
USD	22,085,541	JPY	3,154,109,393	Morgan Stanley & Co. International PLC	03/21/24	(551,341)
USD	11,955	JPY	1,707,932	State Street Bank and Trust Co.	03/22/24	(305)
USD	198,762	BRL	975,000	JPMorgan Chase Bank N.A.	04/02/24	(304)

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	724,844	BRL	3,796,586	State Street Bank and Trust Co.	04/02/24	$(50,306)
USD	892,362	BRL	4,585,137	State Street Bank and Trust Co.	04/02/24	(43,785)
USD	1,768,981	BRL	9,265,569	State Street Bank and Trust Co.	04/02/24	(122,771)
USD	312,805	TWD	9,600,000	Bank of America N.A.	06/20/24	(8,707)
TRY	1,507,800	USD	38,689	Barclays Bank PLC	12/04/24	(696)
TRY	1,828,100	USD	46,908	Barclays Bank PLC	12/04/24	(844)
TRY	1,492,722	USD	38,903	Goldman Sachs International	12/04/24	(1,290)
TRY	1,507,800	USD	38,558	Goldman Sachs International	12/04/24	(564)
TRY	1,809,819	USD	47,168	Goldman Sachs International	12/04/24	(1,564)
TRY	1,828,100	USD	46,749	Goldman Sachs International	12/04/24	(684)
TRY	3,015,600	USD	77,472	Goldman Sachs International	12/04/24	(1,485)
TRY	3,656,200	USD	93,929	Goldman Sachs International	12/04/24	(1,801)
TRY	4,523,400	USD	116,119	Goldman Sachs International	12/04/24	(2,139)
TRY	5,484,300	USD	140,786	Goldman Sachs International	12/04/24	(2,593)

						(6,801,906)

						$121,761

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	293	01/05/24	USD	476.00	USD	13,927	$64,167
SPDR S&P 500 ETF Trust	129	01/12/24	USD	476.00	USD	6,131	49,213
Amazon.com, Inc.	14	01/19/24	USD	150.00	USD	213	6,580
Applied Materials, Inc.	42	01/19/24	USD	160.00	USD	681	23,940
Cheniere Energy, Inc.	13	01/19/24	USD	180.00	USD	222	1,040
Chevron Corp.	34	01/19/24	USD	150.00	USD	507	9,112
ConocoPhillips	32	01/19/24	USD	125.00	USD	371	880
Delta Air Lines, Inc.	50	01/19/24	USD	35.00	USD	201	27,125
Delta Air Lines, Inc.	21	01/19/24	USD	42.00	USD	84	1,565
Dynatrace, Inc.	21	01/19/24	USD	50.00	USD	115	9,870
General Dynamics Corp.	6	01/19/24	USD	260.00	USD	156	1,950
InvesCo QQQ Trust, Series 1	31	01/19/24	USD	409.78	USD	1,270	17,794
Invesco S&P 500 Equal Weight ETF	154	01/19/24	USD	160.00	USD	2,430	16,940
Meta Platforms, Inc., Class A	3	01/19/24	USD	345.00	USD	106	4,380
SPDR S&P 500 ETF Trust	63	01/19/24	USD	481.00	USD	2,994	16,191
T-Mobile U.S., Inc.	53	01/19/24	USD	155.00	USD	850	34,715
Uber Technologies, Inc.	65	01/19/24	USD	62.50	USD	400	9,262
Walt Disney Co.	52	01/19/24	USD	100.00	USD	470	806
Wynn Resorts Ltd.	21	01/19/24	USD	95.00	USD	191	2,657
Wynn Resorts Ltd.	15	01/19/24	USD	90.00	USD	137	5,100
Amazon.com, Inc.	8	02/16/24	USD	165.00	USD	122	2,212
ConocoPhillips	25	02/16/24	USD	125.00	USD	290	3,525
Delta Air Lines, Inc.	42	02/16/24	USD	44.00	USD	169	3,108
Intel Corp.	41	02/16/24	USD	55.00	USD	206	4,777
iShares China Large-Cap ETF	815	02/16/24	USD	27.00	USD	1,958	19,152
iShares China Large-Cap ETF	493	02/16/24	USD	26.00	USD	1,185	19,966
JPMorgan Chase & Co.	25	02/16/24	USD	175.00	USD	425	6,200
Meta Platforms, Inc., Class A	9	02/16/24	USD	380.00	USD	319	9,068
Micron Technology, Inc.	9	02/16/24	USD	90.00	USD	77	1,742
Micron Technology, Inc.	15	02/16/24	USD	85.00	USD	128	6,150
Uber Technologies, Inc.	54	02/16/24	USD	70.00	USD	332	5,454
UBS Group AG, Registered Shares	87	02/16/24	USD	30.00	USD	269	16,704
Walmart, Inc.	14	02/16/24	USD	155.00	USD	221	8,050
Wells Fargo & Co.	85	02/16/24	USD	47.50	USD	418	23,545
iShares China Large-Cap ETF	357	03/15/24	USD	24.85	USD	858	36,949
Norfolk Southern Corp.	5	03/15/24	USD	230.00	USD	118	7,300

							477,189

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	419	01/19/24	USD	77.00	USD	3,243	$10,056
iShares iBoxx $ Investment Grade Corporate Bond ETF	736	01/19/24	USD	108.00	USD	8,145	10,672
2-Year U.S. Treasury Note Future	30	01/26/24	USD	102.50	USD	6,177	6,563
2-Year U.S. Treasury Note Future	40	02/23/24	USD	102.50	USD	8,237	16,250

							43,541

							$520,730

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
EUR Currency	One Touch	BNP Paribas SA	—	01/12/24	USD	1.04	USD	1.035	EUR	84	$8
USD Currency	Down-and-out	Goldman Sachs International	—	01/15/24	MXN	16.98	MXN	16.42	USD	1,052	6,258
EUR Currency	One Touch	Bank of America N.A.	—	02/02/24	PLN	4.28	PLN	4.28	EUR	82	18,541
USD Currency	Down-and-out	Bank of America N.A.	—	02/06/24	KRW	1,290.00	KRW	1240.00	USD	2,238	9,075
EUR Currency	One Touch	Deutsche Bank AG	—	02/09/24	USD	1.07	USD	1.07	EUR	168	14,433
USD Currency	Down-and-out	Goldman Sachs International	—	02/27/24	CNH	7.10	CNH	6.95	USD	2,136	3,595
EUR Currency	One Touch	Bank of America N.A.	—	03/27/24	USD	1.05	USD	1.054	EUR	117	8,623

											$60,533

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
EUR Currency	Goldman Sachs International	—	01/08/24	CZK	24.90	EUR	982	$1,145
TOPIX Banks Index	BNP Paribas SA	466,800	01/12/24	JPY	286.63	JPY	116,882	10
TOPIX Banks Index	Goldman Sachs International	777,689	01/12/24	JPY	286.49	JPY	194,726	100
TOPIX Banks Index	JPMorgan Chase Bank N.A.	311,512	01/12/24	JPY	286.56	JPY	77,999	40
Mitsubishi UFJ Financial Group, Inc.	Goldman Sachs International	26,860	03/08/24	JPY	1,301.78	JPY	32,503	4,352
Mizuho Financial Group, Inc.	Morgan Stanley & Co. International PLC	9,960	03/08/24	JPY	2,556.36	JPY	23,955	2,950
Sumitomo Mitsui Financial Group, Inc.	Citibank N.A.	4,640	03/08/24	JPY	7,498.51	JPY	31,835	3,319
TOPIX Banks Index	BNP Paribas SA	545,000	03/08/24	JPY	270.72	JPY	136,463	15,626
NOK Currency	JPMorgan Chase Bank N.A.	—	03/13/24	SEK	0.99	NOK	20,070	31,642
USD Currency	HSBC Bank USA N.A.	—	08/21/24	CNH	8.50	USD	21,309	3,985

								63,169

Put
EUR Currency	JPMorgan Chase Bank N.A.	—	01/04/24	USD	1.06	EUR	8,197	9
USD Currency	Goldman Sachs International	—	01/04/24	BRL	4.89	USD	458	4,784
EUR Currency	Bank of America N.A.	—	01/12/24	USD	1.04	EUR	4,660	5
EUR Currency	Deutsche Bank AG	—	01/12/24	USD	1.07	EUR	11,218	557
EUR Currency	Deutsche Bank AG	—	01/17/24	USD	1.04	EUR	2,320	18
EUR Currency	Bank of America N.A.	—	01/25/24	USD	1.09	EUR	552	2,344
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	144.00	USD	6,363	184,867
EUR Currency	BNP Paribas SA	—	01/31/24	USD	1.09	EUR	685	3,364
EUR Currency	Citibank N.A.	—	02/13/24	USD	1.07	EUR	10,760	14,515
USD Currency	Goldman Sachs International	—	02/22/24	KRW	1,280.00	USD	379	3,618

								214,081

								$277,250

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Dual Binary Options Purchased

Description	Counterparty	Units	Expiration Date	Notional Amount (000)		Value
Call
Dual Binary Option payout at expiry if USD JPY >= 154.25 and JPY 10-year swap > 1.25%	Bank of America N.A.	120,200	04/08/24	USD	18,541	$2,713
Dual Binary Option payout at expiry if USD JPY >= 154.25 and JPY 10-year swap > 1.27%	Bank of America N.A.	120,200	05/08/24	USD	18,541	3,912

						6,625

Put
Dual Binary Option payout at expiry if S&P 500 < 4,663.22 and US 2-year swap > 4.42%	UBS AG	92,276	03/01/24	USD	430,303	2,042
Dual Binary Option payout at expiry if USD JPY < 137.00 and USD CNH > 7.20	Deutsche Bank AG	—	03/07/24	USD	257	74,069
Dual Binary Option payout at expiry if S&P 500 < 4,666.87 and US 2-year swap > 4.37%	UBS AG	46,137	03/15/24	USD	215,315	1,258

						77,369

						$83,994

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
10-Year Interest Rate Swap, 01/12/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Goldman Sachs International	01/10/24	4.00%	USD	4,076	$171,938
10-Year Interest Rate Swap, 01/14/34	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	01/12/24	4.00	USD	2,938	124,665
2-Year Interest Rate Swap, 01/25/24	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	Citibank N.A.	01/23/24	4.00	USD	10,280	163,480
2-Year Interest Rate Swap, 02/05/28	1-Day SOFR, 5.38%	Annual	3.87%	Annual	Deutsche Bank AG	02/01/24	3.87	USD	10,488	146,345
10-Year Interest Rate Swap, 02/08/34	1-Day SOFR, 0.00%	Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	02/06/24	3.45	USD	6,730	74,230
1-Year Interest Rate Swap, 02/14/25 .	1-Day SOFR, 5.38%	Annual	4.45%	Annual	Citibank N.A.	02/12/24	4.45	USD	84,562	83,816
5-Year Interest Rate Swap, 03/03/29 .	6-mo. EURIBOR, 3.86%	Semi- Annual	3.00%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.00	EUR	6,374	214,992
10-Year Interest Rate Swap, 03/20/34	1-Day SOFR, 5.38%	Quarterly	3.65%	Annual	Citibank N.A.	03/18/24	3.65	USD	4,116	111,412
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 3.86%	Semi- Annual	3.18%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.18	EUR	5,242	227,943
2-Year Interest Rate Swap, 03/30/26	1-Day SOFR, 5.38%	Quarterly	4.20%	Annual	JPMorgan Chase Bank N.A.	03/28/24	4.20	USD	78,381	734,209
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38%	Annual	3.67%	Annual	Citibank N.A.	05/28/24	3.67	USD	5,363	193,005
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	4.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	4.00	USD	41,802	672,928

										$2,918,963

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Applied Materials, Inc.	42	01/19/24	USD	175.00	USD	681	$(3,087)
InvesCo QQQ Trust, Series 1	31	01/19/24	USD	423.78	USD	1,270	(3,162)
T-Mobile U.S., Inc.	53	01/19/24	USD	165.00	USD	850	(4,690)
Uber Technologies, Inc.	65	01/19/24	USD	70.00	USD	400	(846)
iShares China Large-Cap ETF	815	02/16/24	USD	30.00	USD	1,958	(7,335)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
iShares China Large-Cap ETF	493	02/16/24	USD	28.00	USD	1,185	$(6,902)
2-Year U.S. Treasury Note Future	20	02/23/24	USD	104.50	USD	4,118	(2,500)
iShares China Large-Cap ETF	357	03/15/24	USD	28.85	USD	858	(7,675)

							(36,197)

Put
Applied Materials, Inc.	17	01/19/24	USD	140.00	USD	276	(340)
Cheniere Energy, Inc.	13	01/19/24	USD	160.00	USD	222	(715)
Chevron Corp.	17	01/19/24	USD	135.00	USD	254	(264)
Invesco S&P 500 Equal Weight ETF	154	01/19/24	USD	150.00	USD	2,430	(3,080)
iShares iBoxx $ High Yield Corporate Bond ETF	419	01/19/24	USD	75.00	USD	3,243	(2,933)
Walt Disney Co.	52	01/19/24	USD	85.00	USD	470	(1,638)
2-Year U.S. Treasury Note Future	60	01/26/24	USD	102.00	USD	12,355	(2,813)
Amazon.com, Inc.	8	02/16/24	USD	140.00	USD	122	(2,084)
ConocoPhillips	25	02/16/24	USD	110.00	USD	290	(5,487)
Delta Air Lines, Inc.	42	02/16/24	USD	35.00	USD	169	(1,743)
Intel Corp.	41	02/16/24	USD	45.00	USD	206	(3,362)
JPMorgan Chase & Co.	25	02/16/24	USD	155.00	USD	425	(2,012)
Meta Platforms, Inc., Class A	9	02/16/24	USD	315.00	USD	319	(4,972)
Micron Technology, Inc.	15	02/16/24	USD	75.00	USD	128	(893)
Micron Technology, Inc.	9	02/16/24	USD	80.00	USD	77	(1,283)
UBS Group AG, Registered Shares	87	02/16/24	USD	27.50	USD	269	(2,349)
Walmart, Inc.	14	02/16/24	USD	145.00	USD	221	(672)
Wells Fargo & Co.	85	02/16/24	USD	40.00	USD	418	(1,020)
2-Year U.S. Treasury Note Future	40	02/23/24	USD	102.00	USD	8,237	(6,250)
Norfolk Southern Corp.	5	03/15/24	USD	200.00	USD	118	(638)

							(44,548)

							$(80,745)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Goldman Sachs International	—	01/04/24	BRL	5.05	BRL	458	$(63)
USD Currency	UBS AG	—	01/04/24	MXN	19.00	MXN	440	—
EUR Currency	Goldman Sachs International	—	01/08/24	EUR	25.35	EUR	1,262	(185)
TOPIX Banks Index	BNP Paribas SA	466,800	01/12/24	JPY	313.92	JPY	116,882	—
TOPIX Banks Index	Goldman Sachs International	777,689	01/12/24	JPY	313.77	JPY	194,726	—
TOPIX Banks Index	JPMorgan Chase Bank N.A.	311,512	01/12/24	JPY	313.85	JPY	77,999	—
USD Currency	Goldman Sachs International	—	02/22/24	KRW	1,330.00	KRW	379	(1,787)
Mitsubishi UFJ Financial Group, Inc.	Goldman Sachs International	53,720	03/08/24	JPY	1,425.76	JPY	65,006	(2,907)
Mizuho Financial Group, Inc.	Morgan Stanley & Co. International PLC	19,920	03/08/24	JPY	2,799.82	JPY	47,911	(1,488)
Sumitomo Mitsui Financial Group, Inc.	Citibank N.A.	9,280	03/08/24	JPY	8,212.66	JPY	63,670	(2,172)
TOPIX Banks Index	BNP Paribas SA	545,000	03/08/24	JPY	296.50	JPY	136,463	(3,382)

								(11,984)

Put
EUR Currency	Deutsche Bank AG	—	01/12/24	USD	1.04	USD	11,218	(25)
EUR Currency	Bank of America N.A.	—	01/25/24	USD	1.08	USD	552	(877)
USD Currency	JPMorgan Chase Bank N.A.	—	01/30/24	JPY	136.00	JPY	12,726	(47,458)
EUR Currency	Citibank N.A.	—	02/13/24	USD	1.05	USD	10,760	(3,694)

								(52,054)

								$(64,038)

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate		Notional	Value
Description	Rate	Frequency	Rate	Frequency				Amount (000)
Call
2-Year Interest Rate Swap, 01/25/24	3.45%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	01/23/24	3.45%	USD	10,280	$(68,850)
2-Year Interest Rate Swap, 02/05/28	3.27%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Deutsche Bank AG	02/01/24	3.27	USD	10,488	(50,588)
1-Year Interest Rate Swap, 02/14/25	3.75%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	02/12/24	3.75	USD	63,422	(7,417)
5-Year Interest Rate Swap, 03/03/29	2.50%	Annual	6-mo. EURIBOR, 3.86%	Semi- Annual	JPMorgan Chase Bank N.A.	03/01/24	2.50	EUR	6,374	(82,509)
10-Year Interest Rate Swap, 03/20/34	3.15%	Semi-Annual	1-Day SOFR, 5.38%	Annual	Citibank N.A.	03/18/24	3.15	USD	4,116	(32,897)
5-Year Interest Rate Swap, 03/20/29	2.68%	Annual	6-mo. EURIBOR, 3.86%	Semi- Annual	JPMorgan Chase Bank N.A.	03/18/24	2.68	EUR	5,243	(110,533)
2-Year Interest Rate Swap, 03/30/26	3.80%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	03/28/24	3.80	USD	78,381	(392,827)
5-Year Interest Rate Swap, 05/05/29	3.00%	Annual	6-mo. EURIBOR, 3.86%	Semi- Annual	Morgan Stanley & Co. International PLC	05/03/24	3.00	EUR	145	(5,531)
2-Year Interest Rate Swap, 10/26/26	3.30%	Semi-Annual	1-Day SOFR, 5.38%	Annual	JPMorgan Chase Bank N.A.	10/24/24	3.30	USD	41,802	(356,723)

										(1,107,875)

Put
2-Year Interest Rate Swap, 01/14/26	1-Day SOFR, 5.38%	Quarterly	5.15%	Annual	JPMorgan Chase Bank N.A.	01/12/24	5.15	USD	45,111	—
5-Year Interest Rate Swap, 03/03/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.45%	Annual	JPMorgan Chase Bank N.A.	03/01/24	3.45	EUR	6,374	(1,639)
2-Year Interest Rate Swap, 03/20/26	6-mo. EURIBOR, 3.86%	Semi-Annual	4.05%	Annual	BNP Paribas SA	03/18/24	4.05	EUR	7,349	(283)
5-Year Interest Rate Swap, 03/20/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.58%	Annual	JPMorgan Chase Bank N.A.	03/18/24	3.58	EUR	5,242	(1,467)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 5.38%	Quarterly	3.79%	Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	36,849	(176,526)
5-Year Interest Rate Swap, 05/05/29	6-mo. EURIBOR, 3.86%	Semi-Annual	3.00%	Annual	Morgan Stanley & Co. International PLC	05/03/24	3.00	EUR	145	(392)
2-Year Interest Rate Swap, 05/08/26	1-Day SOFR, 5.38%	Annual	4.50%	Annual	Goldman Sachs International	05/06/24	4.50	USD	26,398	(23,904)
10-Year Interest Rate Swap, 05/30/34	1-Day SOFR, 5.38%	Annual	4.42%	Annual	Citibank N.A.	05/28/24	4.42	USD	5,363	(17,735)
5-Year Interest Rate Swap, 06/01/29	6-mo. EURIBOR, 3.86%	Annual	3.40%	Annual	JPMorgan Chase Bank N.A.	05/30/24	3.40	EUR	26,451	(37,760)
2-Year Interest Rate Swap, 09/20/26	1-Day SONIA, 5.19%	Annual	5.00%	Annual	Goldman Sachs International	09/20/24	5.00	GBP	490	(831)
2-Year Interest Rate Swap, 10/26/26	1-Day SOFR, 5.38%	Quarterly	5.00%	Annual	JPMorgan Chase Bank N.A.	10/24/24	5.00	USD	20,901	(16,518)
2-Year Interest Rate Swap, 11/23/26	1-Day SOFR, 5.38%	Annual	5.00%	Annual	JPMorgan Chase Bank N.A.	11/21/24	5.00	USD	52,753	(47,343)

										(324,398)

										$(1,432,273)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.39.V3	5.00%	Quarterly	12/20/27	USD	631	$(39,635)	$3,218	$(42,853)
CDX.NA.HY.40.V1	5.00	Quarterly	06/20/28	USD	1,980	(125,125)	(48,160)	(76,965)
CDX.NA.HY.41.V2	5.00	Quarterly	12/20/28	USD	415	(24,980)	1,754	(26,734)
iTraxx.FINSR.40.V1	1.00	Quarterly	12/20/28	EUR	2,265	(38,968)	(15,758)	(23,210)
iTraxx.XO.40.V1	5.00	Quarterly	12/20/28	EUR	1,969	(176,687)	(56,958)	(119,729)

						$(405,395)	$(115,904)	$(289,491)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.41.V1	1.00%	Quarterly	12/20/28	BBB+	USD	1,750	$34,581	$20,718	$13,863
iTraxx.EUR.40.V1	1.00	Quarterly	12/20/28	BB	EUR	2,279	49,649	25,624	24,025

							$84,230	$46,342	$37,888

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.69%	At Termination	08/15/32	EUR	535	$8,576	$11	$8,565
2.47%	At Termination	US CPI for All Urban Consumers NSA	At Termination	12/06/33	USD	370	(1,853)	8	(1,861)

							$6,723	$19	$6,704

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.75%	At Termination	1-Day SOFR, 5.38%	At Termination	N/A	02/13/24	USD	89,182	$1,370,010	$21	$1,369,989
1-Day SOFR, 5.38%	At Termination	4.40%	At Termination	N/A	02/13/24	USD	178,365	(1,559,659)	41	(1,559,700)
28-Day MXIBTIIE, 11.50%	Monthly	4.68%	Monthly	N/A	02/27/24	MXN	24,395	(23,646)	(1)	(23,645)
28-Day MXIBTIIE, 11.50%	Monthly	4.86%	Monthly	N/A	03/01/24	MXN	24,395	(23,029)	(1)	(23,028)
1-Day SOFR, 5.38%	Annual	1.13%	Annual	N/A	03/07/24	USD	53,146	(2,258,239)	21	(2,258,260)
1-Day SOFR, 5.38%	Annual	1.13%	Annual	N/A	03/08/24	USD	78,484	(3,336,032)	31	(3,336,063)
1-Day SOFR, 5.38%	At Termination	4.50%	At Termination	N/A	03/09/24	USD	86,999	(720,937)	29	(720,966)
1-Day SOFR, 5.38%	Annual	1.08%	Annual	N/A	03/18/24	USD	107,840	(4,631,386)	50	(4,631,436)
2.47%	At Termination	1-Day SONIA, 5.19%	At Termination	N/A	04/03/24	GBP	46,501	1,533,988	(615)	1,534,603
1-Day SONIA, 5.19%	At Termination	3.22%	At Termination	N/A	04/03/24	GBP	93,003	(2,189,890)	840	(2,190,730)
1.00%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	N/A	05/04/24	EUR	27,030	322,108	36	322,072
6-mo. EURIBOR, 3.86%	Semi-Annual	1.75%	Annual	N/A	05/04/24	EUR	54,060	(202,167)	71	(202,238)
3-mo. KRW CDC, 3.83%	Quarterly	3.87%	Quarterly	N/A	07/03/24	KRW	3,474,090	2,158	9	2,149
1-Day SOFR, 5.38%	At Termination	4.46%	At Termination	N/A	07/12/24	USD	36,640	(313,473)	63	(313,536)
1-Day SOFR, 5.38%	At Termination	5.37%	At Termination	N/A	07/12/24	USD	19,508	10,730	34	10,696
1-Day SOFR, 5.38%	At Termination	5.37%	At Termination	N/A	07/12/24	USD	19,508	11,315	34	11,281
1-Day SONIA, 5.19%	At Termination	4.26%	At Termination	N/A	09/06/24	GBP	9,663	(103,940)	34	(103,974)
11.25%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A	11/07/24	MXN	75,489	(10,242)	7	(10,249)
3-mo. KRW CDC, 3.83%	Quarterly	3.93%	Quarterly	N/A	11/09/24	KRW	1,673,730	4,102	4	4,098
3-mo. KRW CDC, 3.83%	Quarterly	3.87%	Quarterly	N/A	11/16/24	KRW	2,209,150	4,372	3	4,369

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
10.95%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		12/03/24	MXN	148,975	$(2,212)	$15	$(2,227)
1-Day SOFR, 5.38%	At Termination	4.59%	At Termination	N/A		12/14/24	USD	100,965	(254,138)	273	(254,411)
0.23%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	N/A		01/11/25	JPY	96,050	(2,870)	1	(2,871)
0.24%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	N/A		01/19/25	JPY	498,950	(15,058)	11	(15,069)
2.00%	Annual	1-Day SOFR, 5.38%	Annual	N/A		02/17/25	USD	13,940	806,808	36	806,772
1-Day SOFR, 5.38%	Annual	2.60%	Annual	N/A		02/17/25	USD	49,553	(2,278,133)	126	(2,278,259)
1-Day SOFR, 5.38%	Annual	2.70%	Annual	N/A		02/17/25	USD	49,553	(2,179,794)	126	(2,179,920)
0.00%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/25	KRW	8,574,445	(27,853)	21	(27,874)
28-Day MXIBTIIE, 11.50%	Monthly	9.74%	Monthly	N/A		07/28/25	MXN	370,000	(135,927)	78	(136,005)
1-Day SOFR, 5.38%	Annual	4.10%	Annual	N/A		08/11/25	USD	51,486	(438,159)	186	(438,345)
28-Day MXIBTIIE, 11.50%	Monthly	10.84%	Monthly	N/A		09/25/25	MXN	38,945	32,137	8	32,129
1-Day SOFR, 5.38%	Annual	4.25%	Annual	N/A		10/17/25	USD	75,674	(113,279)	309	(113,588)
1-Day SOFR, 5.38%	Annual	4.05%	Annual	N/A		10/18/25	USD	39,525	(207,378)	162	(207,540)
0.33%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	N/A		11/06/25	JPY	550,000	(12,301)	16	(12,317)
1-Day SONIA, 5.19%	At Termination	4.25%	At Termination	11/29/24	(a)	11/29/25	GBP	1,340	13,911	6	13,905
1-Day SOFR, 5.38%	Annual	3.90%	Annual	N/A		12/05/25	USD	7,410	(38,096)	32	(38,128)
1-Day SONIA, 5.19%	At Termination	4.13%	At Termination	12/06/24	(a)	12/06/25	GBP	520	4,777	(6)	4,783
1-Day SONIA, 5.19%	At Termination	4.15%	At Termination	12/06/24	(a)	12/06/25	GBP	250	2,369	(86)	2,455
2.71%	Annual	1-Day ESTR, 1,232.85%	Annual	03/11/24	(a)	12/12/25	EUR	3,500	(18,640)	(364)	(18,276)
2.97%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	03/11/24	(a)	12/12/25	EUR	1,750	(10,238)	(482)	(9,756)
1-Day SONIA, 5.19%	At Termination	4.06%	At Termination	12/12/24	(a)	12/12/25	GBP	1,845	15,688	255	15,433
0.23%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	N/A		12/14/25	JPY	449,000	(2,763)	14	(2,777)
1-Day SOFR, 5.38%	Annual	3.75%	Annual	N/A		12/15/25	USD	11,532	(84,208)	34	(84,242)
1-Day SONIA, 5.19%	At Termination	3.77%	At Termination	12/16/24	(a)	12/16/25	GBP	7,450	38,449	60	38,389
1-Day SONIA, 5.19%	At Termination	3.87%	At Termination	12/16/24	(a)	12/16/25	GBP	5,810	37,048	17,252	19,796
1-Day SOFR, 5.38%	At Termination	3.46%	At Termination	12/17/24	(a)	12/17/25	USD	6,895	4,929	13	4,916
1-Day SOFR, 5.38%	At Termination	3.86%	At Termination	12/17/24	(a)	12/17/25	USD	85	374	9	365
1-Day SONIA, 5.19%	At Termination	3.69%	At Termination	12/19/24	(a)	12/19/25	GBP	1,790	7,651	1,068	6,583
1-Day SONIA, 5.19%	At Termination	3.40%	At Termination	12/20/24	(a)	12/20/25	GBP	6,615	6,115	(1,757)	7,872
5.14%	Annual	6-mo. WIBOR, 5.82%	Semi-Annual	N/A		12/20/25	PLN	4,197	(3,087)	5	(3,092)
1-Day SOFR, 5.38%	At Termination	3.46%	At Termination	12/24/24	(a)	12/24/25	USD	1,765	1,387	(19)	1,406
1-Day SOFR, 5.38%	At Termination	3.47%	At Termination	12/24/24	(a)	12/24/25	USD	2,015	1,791	30	1,761
3.85%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/26	KRW	8,726,300	(93,346)	32	(93,378)
4.10%	Annual	6-mo. PRIBOR, 6.43%	Semi-Annual	03/20/24	(a)	03/20/26	CZK	47,553	(8,599)	10	(8,609)
2.97%	Semi-Annual	1-Day SORA, 3.62%	Semi-Annual	03/20/24	(a)	03/20/26	SGD	1,325	(6,190)	5	(6,195)
3.06%	Semi-Annual	1-Day SORA, 3.62%	Semi-Annual	03/20/24	(a)	03/20/26	SGD	1,325	(7,859)	5	(7,864)
0.27%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	610,830	7,113	14	7,099
0.29%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	137,810	1,348	3	1,345
0.32%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	137,790	1,075	3	1,072
0.32%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	137,810	1,042	3	1,039
0.33%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	413,350	2,949	10	2,939
0.33%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	210,839	1,490	5	1,485
0.36%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	07/07/25	(a)	07/07/26	JPY	202,571	960	5	955
3-mo. KRW CDC, 3.83%	Quarterly	3.19%	Quarterly	N/A		09/20/26	KRW	836,174	1,095	6	1,089
3-mo. KRW CDC, 3.83%	Quarterly	3.33%	Quarterly	N/A		09/20/26	KRW	836,592	3,551	6	3,545
3-mo. KRW CDC, 3.83%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	836,718	4,414	7	4,407
3-mo. KRW CDC, 3.83%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	836,718	4,457	6	4,451
3-mo. KRW CDC, 3.83%	Quarterly	3.38%	Quarterly	N/A		09/20/26	KRW	2,016,852	10,473	15	10,458
0.64%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	10/08/25	(a)	10/08/26	JPY	275,000	(3,246)	6	(3,252)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.65%	At Termination	Tokyo Overnight Average Rate, (0.04%)	At Termination	10/08/25	(a)	10/08/26	JPY	275,000	$(3,565)	$6	$(3,571)
1-Day SOFR, 5.38%	At Termination	4.17%	At Termination	10/23/25	(a)	10/23/26	USD	8,267	82,352	15	82,337
1-Day SOFR, 5.38%	At Termination	4.21%	At Termination	10/27/25	(a)	10/27/26	USD	41,489	429,362	76	429,286
1-Day SOFR, 5.38%	Annual	1.56%	Annual	N/A		03/07/27	USD	26,573	(2,530,664)	158	(2,530,822)
1-Day SOFR, 5.38%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	9,879	57,126	44	57,082
1-Day SONIA, 5.19%	At Termination	3.45%	At Termination	03/16/26	(a)	03/16/27	GBP	2,050	11,648	4,023	7,625
3-mo. KRW CDC, 3.83%	Quarterly	0.00%	Quarterly	03/20/24	(a)	03/20/27	KRW	5,914,110	84,987	30	84,957
0.67%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	09/22/25	(a)	09/22/27	JPY	464,000	(9,152)	21	(9,173)
0.71%	Annual	Tokyo Overnight Average Rate, (0.04%)	Annual	09/29/25	(a)	09/29/27	JPY	455,000	(10,910)	20	(10,930)
1-Day SOFR, 5.38%	Annual	2.91%	Annual	N/A		10/06/27	USD	23,492	(736,329)	165	(736,494)
1-Day SONIA, 5.19%	At Termination	4.11%	At Termination	10/13/26	(a)	10/13/27	GBP	2,100	28,495	(226)	28,721
1-Day SONIA, 5.19%	At Termination	4.39%	At Termination	10/20/26	(a)	10/20/27	GBP	610	10,190	2	10,188
1-Day SONIA, 5.19%	At Termination	4.40%	At Termination	10/20/26	(a)	10/20/27	GBP	600	10,077	4	10,073
1-Day SOFR, 5.38%	Annual	3.30%	Annual	10/23/25	(a)	10/23/27	USD	7,235	26,749	33	26,716
1-Day SOFR, 5.38%	Annual	4.20%	Annual	10/23/25	(a)	10/23/27	USD	4,302	85,577	20	85,557
1-Day SOFR, 5.38%	Annual	3.92%	Annual	11/03/25	(a)	11/03/27	USD	2,064	30,662	9	30,653
1-Day SOFR, 5.38%	Annual	3.95%	Annual	11/03/25	(a)	11/03/27	USD	2,064	31,773	9	31,764
1-Day SOFR, 5.38%	Annual	3.99%	Annual	11/03/25	(a)	11/03/27	USD	4,128	66,138	19	66,119
1-Day SOFR, 5.38%	Annual	4.07%	Annual	11/03/25	(a)	11/03/27	USD	20,964	367,907	95	367,812
1-Day SOFR, 5.38%	Annual	3.95%	Annual	11/06/25	(a)	11/06/27	USD	63,560	977,399	289	977,110
1-Day SOFR, 5.38%	Annual	3.86%	Annual	11/10/25	(a)	11/10/27	USD	8,552	117,966	39	117,927
1-Day SONIA, 5.19%	At Termination	3.70%	At Termination	12/01/26	(a)	12/01/27	GBP	2,640	23,921	335	23,586
1-Day SONIA, 5.19%	At Termination	3.20%	At Termination	01/26/27	(a)	01/26/28	GBP	2,120	7,491	747	6,744
1-Day SONIA, 5.19%	Annual	4.86%	Annual	N/A		06/20/28	GBP	2,670	189,838	(7)	189,845
6-mo. EURIBOR, 3.86%	Semi-Annual	3.15%	Annual	N/A		07/21/28	EUR	1,026	29,858	10	29,848
28-Day MXIBTIIE, 11.50%	Monthly	9.13%	Monthly	N/A		08/15/28	MXN	43,274	46,340	22	46,318
1-Day SONIA, 5.19%	Annual	4.72%	Annual	N/A		10/18/28	GBP	110	7,841	3	7,838
28-Day MXIBTIIE, 11.50%	Monthly	9.69%	Monthly	N/A		10/25/28	MXN	17,069	42,977	9	42,968
1-Day SOFR, 5.38%	Annual	4.40%	Annual	N/A		10/31/28	USD	13,462	483,622	123	483,499
1-Day ESTR, 1,232.85%	Annual	2.71%	Annual	11/04/26	(a)	11/04/28	EUR	330	5,041	3	5,038
28-Day MXIBTIIE, 11.50%	Monthly	8.95%	Monthly	N/A		11/08/28	MXN	16,496	12,598	9	12,589
1-Day ESTR, 1,232.85%	Annual	2.65%	Annual	11/10/26	(a)	11/10/28	EUR	1,710	23,856	14	23,842
1-Day ESTR, 1,232.85%	Annual	2.69%	Annual	11/10/26	(a)	11/10/28	EUR	1,310	19,316	1,263	18,053
1-Day SOFR, 5.38%	Annual	3.75%	Annual	11/10/26	(a)	11/10/28	USD	740	7,608	(38)	7,646
1-Day SOFR, 5.38%	Annual	3.92%	Annual	11/10/26	(a)	11/10/28	USD	1,480	19,399	7	19,392
1-Day SOFR, 5.38%	Annual	4.03%	Annual	11/10/26	(a)	11/10/28	USD	740	11,225	3	11,222
1-Day ESTR, 1,232.85%	Annual	2.56%	Annual	11/19/26	(a)	11/19/28	EUR	610	7,326	4	7,322
1-Day ESTR, 1,232.85%	Annual	2.57%	Annual	11/27/26	(a)	11/27/28	EUR	610	7,381	4	7,377
1-Day SONIA, 5.19%	At Termination	3.47%	At Termination	12/06/27	(a)	12/06/28	GBP	1,470	9,549	(367)	9,916
1-Day SONIA, 5.19%	Annual	4.06%	Annual	N/A		12/06/28	GBP	180	6,700	9	6,691
1-Day SOFR, 5.38%	Annual	3.50%	Annual	12/08/26	(a)	12/08/28	USD	1,440	8,239	7	8,232
1-Day SONIA, 5.19%	Annual	4.02%	Annual	N/A		12/08/28	GBP	690	24,318	36	24,282
1-Day SOFR, 5.38%	Annual	3.47%	Annual	12/10/26	(a)	12/10/28	USD	1,500	7,831	7	7,824
1-Day SONIA, 5.19%	Annual	4.09%	Annual	N/A		12/11/28	GBP	370	14,554	18	14,536
1-Day SOFR, 5.38%	Annual	3.25%	Annual	12/15/26	(a)	12/15/28	USD	9,063	12,521	41	12,480
1-Day SOFR, 5.38%	Annual	3.56%	Annual	12/15/26	(a)	12/15/28	USD	770	5,202	4	5,198
1-Day THOR, 2.50%	Quarterly	2.60%	Quarterly	03/20/24	(a)	03/20/29	THB	14,505	6,196	5	6,191
1-Day THOR, 2.50%	Quarterly	2.71%	Quarterly	03/20/24	(a)	03/20/29	THB	14,505	8,297	5	8,292
3-mo. KRW CDC, 3.83%	Quarterly	3.79%	Quarterly	03/20/24	(a)	03/20/29	KRW	7,374,340	224,441	63	224,378
5.81%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		10/17/30	MXN	60,000	492,202	38	492,164
5.89%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		10/22/30	MXN	100,000	792,324	66	792,258
5.52%	Monthly	28-Day MXIBTIIE, 11.50%	Monthly	N/A		02/11/31	MXN	120,000	1,137,049	5,537	1,131,512
0.02%	Annual	6-mo. EURIBOR, 3.86%	Semi-Annual	N/A		08/26/31	EUR	8,789	1,765,227	143	1,765,084
28-Day MXIBTIIE, 11.50%	Monthly	7.61%	Monthly	N/A		01/28/32	MXN	50,000	(151,054)	32	(151,086)
28-Day MXIBTIIE, 11.50%	Monthly	7.68%	Monthly	N/A		01/30/32	MXN	29,564	(82,286)	16	(82,302)
2.38%	Annual	1-Day SOFR, 5.38%	Annual	N/A		04/08/32	USD	2,064	206,158	28	206,130
2.60%	Annual	1-Day SOFR, 5.38%	Annual	N/A		05/26/32	USD	2,477	198,747	34	198,713
1-Day SOFR, 5.38%	Annual	3.47%	Annual	N/A		10/04/32	USD	10,373	(54,867)	144	(55,011)

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SOFR, 5.38%	Annual	3.42%	Annual	N/A		10/05/32	USD	4,851	$(44,944)	$70	$(45,014)
1-Day SOFR, 5.38%	Annual	3.05%	Annual	N/A		10/28/32	USD	11,502	(417,914)	166	(418,080)
1-Day SOFR, 5.38%	Annual	2.88%	Annual	N/A		11/02/32	USD	11,629	(573,587)	169	(573,756)
1-Day SOFR, 5.38%	Annual	2.92%	Annual	N/A		11/04/32	USD	11,608	(533,626)	169	(533,795)
1-Day SOFR, 5.38%	Annual	2.90%	Annual	N/A		11/15/32	USD	18,194	(855,497)	265	(855,762)
1-Day SOFR, 5.38%	Annual	3.20%	Annual	N/A		11/28/32	USD	11,066	(256,143)	162	(256,305)
1-Day ESTR, 1,232.85%	Annual	2.34%	Annual	01/19/28	(a)	01/19/33	EUR	2,870	6,564	40	6,524
1.91%	Annual	1-Day SSARON, 1.70%	Annual	N/A		03/31/33	CHF	510	(42,416)	504	(42,920)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.96%	Annual	N/A		03/31/33	EUR	570	32,246	83	32,163
1-Day SOFR, 5.38%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	5,752	(54,129)	53	(54,182)
28-Day MXIBTIIE, 11.50%	Monthly	8.17%	Monthly	N/A		06/10/33	MXN	60,946	(75,326)	55	(75,381)
3.24%	Annual	1-Day SOFR, 5.38%	Annual	N/A		08/09/33	USD	5,937	166,793	103	166,690
1-Day SOFR, 5.38%	Annual	3.75%	Annual	N/A		08/09/33	USD	12,136	186,236	191	186,045
Tokyo Overnight Average Rate, (0.04%)	Annual	1.33%	Annual	09/21/28	(a)	09/21/33	JPY	195,000	6,207	17	6,190
Tokyo Overnight Average Rate, (0.04%)	Annual	1.34%	Annual	09/28/28	(a)	09/28/33	JPY	192,000	6,591	17	6,574
1-Day SOFR, 5.38%	Annual	3.93%	Annual	N/A		10/04/33	USD	12,560	420,639	204	420,435
1-Day SOFR, 5.38%	Annual	3.50%	Annual	N/A		10/17/33	USD	17,463	(39,199)	284	(39,483)
4.40%	Annual	1-Day SOFR, 5.38%	Annual	N/A		11/01/33	USD	10,739	(801,251)	175	(801,426)
1-Day ESTR, 1,232.85%	Annual	3.11%	Annual	11/02/28	(a)	11/02/33	EUR	550	18,638	20	18,618
1-Day ESTR, 1,232.85%	Annual	3.28%	Annual	11/02/28	(a)	11/02/33	EUR	30	1,258	—	1,258
1-Day ESTR, 1,232.85%	Annual	2.73%	Annual	12/07/28	(a)	12/07/33	EUR	250	3,875	529	3,346
0.00%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/34	KRW	965,380	(56,269)	13	(56,282)
3.62%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/34	KRW	1,011,000	(45,445)	14	(45,459)
3.81%	At Termination	3-mo. KRW CDC, 3.83%	At Termination	03/20/24	(a)	03/20/34	KRW	1,011,000	(58,649)	14	(58,663)
3.46%	Annual	1-Day SOFR, 5.38%	Annual	12/15/26	(a)	12/15/36	USD	2,071	(10,106)	34	(10,140)
3.99%	Annual	1-Day SONIA, 5.19%	Annual	11/29/33	(a)	11/29/43	GBP	220	(7,121)	7	(7,128)
3.81%	Annual	1-Day SONIA, 5.19%	Annual	12/06/33	(a)	12/06/43	GBP	80	(1,469)	12	(1,481)
3.93%	Annual	1-Day SONIA, 5.19%	Annual	12/06/33	(a)	12/06/43	GBP	40	(1,094)	13	(1,107)
3.73%	Annual	1-Day SONIA, 5.19%	Annual	12/14/33	(a)	12/14/43	GBP	1,420	(17,228)	(8,726)	(8,502)
3.83%	Annual	1-Day SONIA, 5.19%	Annual	12/12/33	(a)	12/12/43	GBP	670	(13,200)	20	(13,220)
3.83%	Annual	1-Day SONIA, 5.19%	Annual	12/12/33	(a)	12/12/43	GBP	230	(4,575)	131	(4,706)
3.65%	Annual	1-Day SOFR, 5.38%	Annual	12/16/33	(a)	12/16/43	USD	1,075	(10,020)	18	(10,038)
3.48%	Annual	1-Day SONIA, 5.19%	Annual	12/20/33	(a)	12/20/43	GBP	990	6,856	1,824	5,032
3.55%	Annual	1-Day SONIA, 5.19%	Annual	12/19/33	(a)	12/19/43	GBP	230	416	(464)	880
3.44%	Annual	1-Day SOFR, 5.38%	Annual	12/22/33	(a)	12/22/43	USD	270	846	51	795
3.45%	Annual	1-Day SOFR, 5.38%	Annual	12/22/33	(a)	12/22/43	USD	315	818	58	760
1-Day SSARON, 1.70%	Annual	1.86%	Annual	N/A		03/31/53	CHF	210	45,976	(538)	46,514
2.51%	Annual	6-mo. EURIBOR, 3.86%	Semi- Annual	N/A		03/31/53	EUR	230	(10,750)	(68)	(10,682)
3.65%	Annual	1-Day SOFR, 5.38%	Annual	N/A		11/03/53	USD	5,309	(318,167)	170	(318,337)
1-Day SOFR, 5.38%	Annual	4.00%	Annual	N/A		11/03/53	USD	5,309	667,329	170	667,159
2.96%	Annual	1-Day ESTR, 1,232.85%	Annual	11/04/33	(a)	11/04/53	EUR	20	(1,873)	1	(1,874)
2.90%	Annual	1-Day ESTR, 1,232.85%	Annual	11/08/33	(a)	11/08/53	EUR	230	(19,590)	8	(19,598)
2.91%	Annual	1-Day ESTR, 1,232.85%	Annual	11/09/33	(a)	11/09/53	EUR	210	(18,148)	(2,618)	(15,530)
3.75%	Annual	1-Day SOFR, 5.38%	Annual	11/10/33	(a)	11/10/53	USD	140	(8,245)	70	(8,315)
3.86%	Annual	1-Day SOFR, 5.38%	Annual	11/08/33	(a)	11/08/53	USD	270	(18,923)	7	(18,930)
3.87%	Annual	1-Day SOFR, 5.38%	Annual	11/10/33	(a)	11/10/53	USD	130	(9,318)	3	(9,321)
2.72%	Annual	1-Day ESTR, 1,232.85%	Annual	11/21/33	(a)	11/21/53	EUR	80	(4,753)	3	(4,756)
2.67%	Annual	1-Day ESTR, 1,232.85%	Annual	11/28/33	(a)	11/27/53	EUR	70	(3,685)	2	(3,687)
3.50%	Annual	1-Day SOFR, 5.38%	Annual	12/08/33	(a)	12/08/53	USD	190	(6,319)	5	(6,324)
3.43%	Annual	1-Day SOFR, 5.38%	Annual	12/12/33	(a)	12/12/53	USD	240	(6,386)	6	(6,392)
3.47%	Annual	1-Day SOFR, 5.38%	Annual	12/13/33	(a)	12/13/53	USD	130	(3,993)	3	(3,996)

									$(15,117,126)	$25,031	$(15,142,157)

(a) Forward Swap.

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Federal Republic of Brazil	1.00%	Quarterly	Barclays Bank PLC	12/20/24	USD	73	$(532)	$360	$(892)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	838	(6,106)	4,052	(10,158)
Federal Republic of Brazil	1.00	Quarterly	Barclays Bank PLC	12/20/24	USD	509	(3,709)	2,461	(6,170)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	300	1,841	22,718	(20,877)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	176	1,080	8,623	(7,543)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	59	362	2,891	(2,529)
Deutsche Bank AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	65	399	3,363	(2,964)
UBS Group AG	1.00	Quarterly	BNP Paribas SA	06/20/28	EUR	100	(1,494)	4,060	(5,554)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	63	(941)	3,046	(3,987)
UBS Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	600	(8,966)	19,312	(28,278)
Federal Republic of Brazil	1.00	Quarterly	Goldman Sachs International	12/20/28	USD	1,413	19,257	58,118	(38,861)
Republic of Colombia	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	880	21,403	42,395	(20,992)
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	330	14,911	25,613	(10,702)
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	264	11,928	20,691	(8,763)
Republic of South Africa	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	299	13,487	23,281	(9,794)
United Mexican States	1.00	Quarterly	Barclays Bank PLC	12/20/28	USD	994	(5,591)	7,817	(13,408)
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/28	USD	350	(1,969)	3,245	(5,214)
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/28	USD	340	(1,913)	3,516	(5,429)
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/28	USD	346	(1,946)	3,578	(5,524)
United Mexican States	1.00	Quarterly	BNP Paribas SA	12/20/28	USD	336	(1,890)	3,403	(5,293)
United Mexican States	1.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/28	USD	276	(1,555)	2,741	(4,296)

							$48,056	$265,284	$(217,228)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMA CGM SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R	EUR	66	$8,544	$5,120	$3,424
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(8,837)	(1,684)	(7,153)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	88	(8,351)	(1,590)	(6,761)
CMBX.NA.9	2.00	Monthly	Goldman Sachs International	09/17/58	N/R	USD	94	(8,838)	(1,495)	(7,343)
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R	USD	118	(20,549)	(12,703)	(7,846)

								$(38,031)	$(12,352)	$(25,679)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
12.62%	At Termination	1-Day BZDIOVER, 0.04%	At Termination	Citibank N.A.	N/A	01/02/24	BRL	45,093	$(146)	$—	$(146)
12.62%	At Termination	1-Day BZDIOVER, 0.04%	At Termination	Citibank N.A.	N/A	01/02/24	BRL	29,448	(95)	—	(95)
1-Day BZDIOVER, 0.04%	At Termination	10.64%	At Termination	Bank of America N.A.	N/A	01/02/25	BRL	135,000	(50,646)	—	(50,646)
1-Day BZDIOVER, 0.04%	At Termination	11.07%	At Termination	Barclays Bank PLC	N/A	01/02/25	BRL	8,458	13,115	—	13,115

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 0.04%	At Termination	11.87%	At Termination	Bank of America N.A.	N/A	01/02/25	BRL	5,575	$12,811	$—	$12,811
1-Day BZDIOVER, 0.04%	At Termination	13.78%	At Termination	BNP Paribas SA	N/A	01/02/25	BRL	20,918	196,159	—	196,159
10.18%	At Termination	1-Day COOIS, 12.05%	At Termination	Citibank N.A.	N/A	06/20/25	COP	4,479,597	(3,969)	—	(3,969)
10.18%	At Termination	1-Day COOIS, 12.05%	At Termination	Citibank N.A.	N/A	06/20/25	COP	3,601,792	(3,191)	—	(3,191)
8.62%	At Termination	1-Day COOIS, 12.05%	At Termination	JPMorgan Chase Bank N.A.	N/A	11/05/25	COP	7,467,468	(22,046)	—	(22,046)
1-Day BZDIOVER, 0.04%	At Termination	10.11%	At Termination	Goldman Sachs & Co. LLC	N/A	01/02/26	BRL	3,739	1,894	—	1,894
1-Day BZDIOVER, 0.04%	At Termination	10.58%	At Termination	Citibank N.A.	N/A	01/02/26	BRL	9,053	31,928	—	31,928
1-Day BZDIOVER, 0.04%	At Termination	11.27%	At Termination	BNP Paribas SA	N/A	01/02/26	BRL	1,151	5,592	—	5,592
1-Day BZDIOVER, 0.04%	At Termination	11.56%	At Termination	Barclays Bank PLC	N/A	01/02/26	BRL	1,131	7,077	—	7,077
1-Day BZDIOVER, 0.04%	At Termination	11.75%	At Termination	Citibank N.A.	N/A	01/02/26	BRL	5,365	38,779	—	38,779
1-Day BZDIOVER, 0.04%	At Termination	11.76%	At Termination	Citibank N.A.	N/A	01/02/26	BRL	1,044	7,653	—	7,653
1-Day BZDIOVER, 0.04%	At Termination	11.78%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/02/26	BRL	1,091	8,077	—	8,077
1-Day BZDIOVER, 0.04%	At Termination	11.80%	At Termination	Citibank N.A.	N/A	01/02/26	BRL	5,218	39,444	—	39,444
1-Day BZDIOVER, 0.04%	At Termination	11.82%	At Termination	Barclays Bank PLC	N/A	01/02/26	BRL	1,334	10,237	—	10,237
1-Day BZDIOVER, 0.04%	At Termination	11.83%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/02/26	BRL	1,918	14,829	—	14,829
1-Day BZDIOVER, 0.04%	At Termination	9.94%	At Termination	BNP Paribas SA	N/A	01/02/26	BRL	6,665	(1,532)	—	(1,532)
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	5,858	2,488	—	2,488
1-Day BZDIOVER, 0.04%	At Termination	10.03%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	5,189	395	—	395
1-Day BZDIOVER, 0.04%	At Termination	10.10%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	5,520	2,862	—	2,862
1-Day BZDIOVER, 0.04%	At Termination	10.11%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	310	225	—	225
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	7,355	4,840	—	4,840

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	39	$26	$—	$26
1-Day BZDIOVER, 0.04%	At Termination	10.12%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	7,056	4,767	—	4,767
1-Day BZDIOVER, 0.04%	At Termination	10.32%	At Termination	Barclays Bank PLC	N/A	01/04/27	BRL	12,021	30,278	—	30,278
1-Day BZDIOVER, 0.04%	Quarterly	10.35%	Quarterly	Citibank N.A.	N/A	01/04/27	BRL	6,204	23,170	—	23,170
1-Day BZDIOVER, 0.04%	At Termination	10.43%	At Termination	JPMorgan Chase Bank N.A.	N/A	01/04/27	BRL	320	657	—	657
1-Day BZDIOVER, 0.04%	At Termination	9.94%	At Termination	BNP Paribas SA	N/A	01/04/27	BRL	160	(49)	—	(49)
1-Day BZDIOVER, 0.04%	At Termination	9.95%	At Termination	Citibank N.A.	N/A	01/04/27	BRL	5,872	(498)	—	(498)
1-Day BZDIOVER, 0.04%	At Termination	9.97%	At Termination	Bank of America N.A.	N/A	01/04/27	BRL	6,032	103	—	103
1-Day BZDIOVER, 0.04%	At Termination	9.99%	At Termination	Morgan Stanley & Co. International PLC	N/A	01/04/27	BRL	5,865	1,096	—	1,096

									$376,330	$—	$376,330

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$92,747	$(137,259)	$14,142,077	$(29,529,133)	$—
OTC Swaps	270,404	(17,472)	461,926	(328,503)	—
Options Written	N/A	N/A	922,846	(644,702)	(1,577,056)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$154,651	$—	$3,558,090	$—	$3,712,741
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	6,923,667	—	—	6,923,667
Options purchased
Investments at value — unaffiliated	—	—	524,314	385,455	2,941,776	9,925	3,861,470

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$37,888	$—	$—	$14,095,624	$8,565	$14,142,077
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	273,828	—	—	458,502	—	732,330

	$—	$311,716	$678,965	$7,309,122	$21,053,992	$18,490	$29,372,285

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$137,607	$—	$10,808,612	$—	$10,946,219
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	6,801,906	—	—	6,801,906
Options written
Options written at value	—	—	79,131	54,089	1,443,836	—	1,577,056
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	289,491	—	—	29,237,781	1,861	29,529,133
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	263,803	—	—	82,172	—	345,975

	$—	$553,294	$216,738	$6,855,995	$41,572,401	$1,861	$49,200,289

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,910,144)	$—	$6,218,895	$—	$4,308,751
Forward foreign currency exchange contracts	—	—	—	(8,625,113)	—	—	(8,625,113)
Options purchased(a)	—	—	(1,382,436)	630,207	(626,923)	(129,757)	(1,508,909)
Options written	—	—	1,125,731	555,690	2,734,272	—	4,415,693
Swaps	—	(15,217)	—	—	40,485,069	(13,239)	40,456,613

	$—	$(15,217)	$(2,166,849)	$(7,439,216)	$48,811,313	$(142,996)	$39,047,035

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(835,779)	$—	$(5,696,150)	$—	$(6,531,929)
Forward foreign currency exchange contracts	—	—	—	(706,796)	—	—	(706,796)
Options purchased(b)	—	—	331,488	(219,301)	(504,123)	(14,892)	(406,828)
Options written	—	—	(51,266)	80,918	6,477,290	—	6,506,942
Swaps	—	(634,438)	—	—	(45,409,864)	19,946	(46,024,356)

	$—	$(634,438)	$(555,557)	$(845,179)	$(45,132,847)	$5,054	$(47,162,967)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$254,121,402
Average notional value of contracts — short	$611,007,643
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$327,447,148
Average amounts sold — in USD	$342,748,821
Options:
Average value of option contracts purchased	$1,219,024
Average value of option contracts written	$661,166

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Average Quarterly Balances of Outstanding Derivative Financial Instruments (continued)

Average notional value of swaption contracts purchased	$230,180,818
Average notional value of swaption contracts written	$676,345,516
Credit default swaps:
Average notional value — buy protection	$15,773,410
Average notional value — sell protection	$6,550,934
Interest rate swaps:
Average notional value — pays fixed rate	$400,409,639
Average notional value — receives fixed rate	$1,400,938,819
Inflation swaps:
Average notional value — pays fixed rate	$1,671,561
Average notional value — receives fixed rate	$2,199,181

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$316,746		$836,387
Forward foreign currency exchange contracts	6,923,667		6,801,906
Options	3,861,470	(a)	1,577,056
Swaps — centrally cleared	—		253,447
Swaps — OTC(b)	732,330		345,975

Total derivative assets and liabilities in the Statements of Assets and Liabilities	11,834,213		9,814,771

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(837,476)		(1,170,579)

Total derivative assets and liabilities subject to an MNA	$10,996,737		$8,644,192

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Australia & New Zealand Bank Group	$9,839	$—	$—	$—	$9,839
Bank of America N.A.	91,019	(79,977)	—	—	11,042
Bank of Montreal	271,215	(119,188)	—	—	152,027
Barclays Bank PLC	662,160	(375,211)	—	—	286,949
BNP Paribas SA	509,678	(358,681)	—	—	150,997
Canadian Imperial Bank of Commerce	10,473	—	—	—	10,473
Citibank N.A.	1,079,840	(710,681)	—	(5,500)	363,659
Deutsche Bank AG	773,391	(549,598)	—	—	223,793
Goldman Sachs & Co. LLC	1,894	—	—	—	1,894
Goldman Sachs International	343,685	(343,685)	—	—	—
HSBC Bank PLC	232,026	(81,958)	—	—	150,068
HSBC Bank USA N.A.	3,985	(3,985)	—	—	—
JPMorgan Chase Bank N.A.	2,584,389	(1,457,217)	—	(1,110,000)	17,172
Morgan Stanley & Co. International PLC	175,321	(175,321)	—	—	—
Natwest Markets PLC	215,343	(78,026)	—	—	137,317
Nomura International PLC	5,232	(5,232)	—	—	—
Royal Bank of Canada	185,018	(8,713)	—	—	176,305
Societe Generale	53,075	(17,798)	—	—	35,277
Standard Chartered Bank	2,688	(2,688)	—	—	—
State Street Bank and Trust Co.	2,926,067	(769,795)	—	—	2,156,272
The Bank of New York Mellon	591,287	(13,391)	—	—	577,896

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Toronto-Dominion Bank	$146,828	$(146,828)	$—	$—		$—
UBS AG	122,284	(93,278)	—	—		29,006

	$10,996,737	$(5,391,251)	$—	$(1,115,500)		$4,489,986

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged (b)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$79,977	$(79,977)	$—	$—	$—
Bank of Montreal	119,188	(119,188)	—	—	—
Barclays Bank PLC	375,211	(375,211)	—	—	—
BNP Paribas SA	358,681	(358,681)	—	—	—
Citibank N.A.	710,681	(710,681)	—	—	—
Deutsche Bank AG	549,598	(549,598)	—	—	—
Goldman Sachs International	373,198	(343,685)	—	—	29,513
HSBC Bank PLC	81,958	(81,958)	—	—	—
HSBC Bank USA N.A.	27,604	(3,985)	—	—	23,619
JPMorgan Chase Bank N.A.	1,457,217	(1,457,217)	—	—	—
Morgan Stanley & Co. International PLC	2,750,840	(175,321)	(2,575,519)	—	—
Natwest Markets PLC	78,026	(78,026)	—	—	—
Nomura International PLC	6,436	(5,232)	—	—	1,204
Royal Bank of Canada	8,713	(8,713)	—	—	—
Societe Generale	17,798	(17,798)	—	—	—
Standard Chartered Bank	25,044	(2,688)	—	—	22,356
State Street Bank and Trust Co.	769,795	(769,795)	—	—	—
The Bank of New York Mellon	13,391	(13,391)	—	—	—
Toronto-Dominion Bank	747,558	(146,828)	—	—	600,730
UBS AG	93,278	(93,278)	—	—	—

	$8,644,192	$(5,391,251)	$(2,575,519)	$—	$677,422

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$51,127,375	$—	$51,127,375
Common Stocks
China	—	104,711	—	104,711
Italy	—	81,744	—	81,744
Japan	—	626,193	—	626,193
Netherlands	13,884	106,376	—	120,260
United Kingdom	133,241	—	—	133,241
United States	5,004,513	—	258,706	5,263,219

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Argentina	$—	$179,193	$—	$179,193
Australia	—	1,307,596	564,573	1,872,169
Austria	86,798	311,876	—	398,674
Belgium	—	1,357,342	—	1,357,342
Brazil	—	837,712	—	837,712
Canada	—	2,317,683	—	2,317,683
Cayman Islands	—	614,928	—	614,928
Chile	—	345,218	—	345,218
China	—	4,500	—	4,500
Colombia	—	546,590	—	546,590
Denmark	—	3,460,181	—	3,460,181
Dominican Republic	—	198,460	—	198,460
Finland	—	183,627	—	183,627
France	318,121	16,308,059	377,551	17,003,731
Germany	—	13,653,011	318,470	13,971,481
India	—	373,099	—	373,099
Indonesia	—	197,022	—	197,022
Ireland	—	2,775,284	—	2,775,284
Israel	—	135,933	—	135,933
Italy	95,591	5,121,105	—	5,216,696
Jamaica	—	149,265	—	149,265
Japan	—	2,435,454	—	2,435,454
Jersey	—	235,169	—	235,169
Kuwait	—	179,625	—	179,625
Luxembourg	—	1,973,010	—	1,973,010
Malaysia	—	199,420	—	199,420
Mexico	—	2,442,606	—	2,442,606
Morocco	—	171,750	—	171,750
MultiNational	—	1,324,212	—	1,324,212
Netherlands	—	11,243,000	—	11,243,000
New Zealand	—	587,603	—	587,603
Norway	—	1,071,244	—	1,071,244
Oman	—	257,344	—	257,344
Panama	—	261,955	—	261,955
Portugal	—	913,947	—	913,947
Romania	—	107,606	—	107,606
Singapore	—	404,700	—	404,700
South Africa	—	1,746,256	—	1,746,256
Spain	205,290	1,357,035	—	1,562,325
Sweden	—	115,050	—	115,050
Switzerland	—	6,866,274	—	6,866,274
Thailand	—	575,026	—	575,026
United Arab Emirates	—	846,393	—	846,393
United Kingdom	—	27,670,883	—	27,670,883
United States	—	140,967,823	5,569,564	146,537,387
Floating Rate Loan Interests	—	3,583,640	2,609,564	6,193,204
Foreign Agency Obligations	—	155,219,890	—	155,219,890
Investment Companies	13,261,755	—	—	13,261,755
Municipal Bonds	—	6,046,047	—	6,046,047
Non-Agency Mortgage-Backed Securities	—	54,750,110	2,661,713	57,411,823
Preferred Securities
Capital Trusts	—	6,226,223	—	6,226,223
Preferred Stocks	—	—	2,174,541	2,174,541
U.S. Government Sponsored Agency Securities	—	118,958,258	—	118,958,258
U.S. Treasury Obligations	—	14,121,163	—	14,121,163
Warrants
United States	322	—	61,604	61,926
Venezuela	—	15,000	—	15,000
Short-Term Securities
Certificates of Deposit	—	7,061,931	—	7,061,931
Commercial Paper	—	18,942,948	—	18,942,948

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Foreign Agency Obligations	$—	$4,025,355	$—	$4,025,355
Money Market Funds	10,532,084	—	—	10,532,084
U.S. Treasury Obligations	—	58,780,463	—	58,780,463
Options Purchased
Equity Contracts	497,917	26,397	—	524,314
Foreign Currency Exchange Contracts	—	385,455	—	385,455
Interest Rate Contracts	22,813	2,918,963	—	2,941,776
Other Contracts	—	9,925	—	9,925
Unfunded Floating Rate Loan Interests(a)	—	—	465	465
Liabilities
Investments
TBA Sale Commitments	—	(3,289,257)	—	(3,289,257)
Unfunded Floating Rate Loan Interests(a)	—	—	(8,822)	(8,822)

	$30,172,329	$754,159,979	$14,587,929	$798,920,237

Derivative Financial Instruments(b)
Assets
Credit Contracts	$—	$41,312	$—	$41,312
Equity Contracts	149,278	5,373	—	154,651
Foreign Currency Exchange Contracts	—	6,923,667	—	6,923,667
Interest Rate Contracts	3,558,090	14,554,126	—	18,112,216
Other Contracts	—	8,565	—	8,565
Liabilities
Credit Contracts	—	(535,822)	—	(535,822)
Equity Contracts	(206,789)	(9,949)	—	(216,738)
Foreign Currency Exchange Contracts	—	(6,855,995)	—	(6,855,995)
Interest Rate Contracts	(10,820,175)	(30,752,226)	—	(41,572,401)
Other Contracts	—	(1,861)	—	(1,861)

	$(7,319,596)	$(16,622,810)	$—	$(23,942,406)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased	Preferred Stocks	Unfunded Floating Rate Loan Interests
Assets/Liabilities
Opening balance, as of December 31, 2022	$424,726	$3,052,118	$3,109,308	$2,965,315	$56,906	$1,857,460	$(135)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers out of Level 3	—	—	(78,364)	(1,139,168)	—	—	—
Other(a)	(420,116)	(90,376)	(708,940)	799,316	—	420,116	—
Accrued discounts/premiums	—	30,437	5,070	19,917	—	—	—
Net realized gain (loss)	—	61,188	(66,258)	—	(74,495)	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	(52,718)	30,478	45,324	(113,358)	17,589	(129,549)	(8,222)
Purchases	306,834	5,580,180	1,708,323	551,577	—	26,514	—
Sales	(20)	(1,833,867)	(1,404,899)	(421,886)	—	—	—

Closing balance, as of December 31, 2023	$258,706	$6,830,158	$2,609,564	$2,661,713	$—	$2,174,541	$(8,357)

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$(48,128)	$14,499	$(31,641)	$(113,358)	$—	$(129,549)	$(8,357)

	Warrants	Total
Assets
Opening balance, as of December 31, 2022	$80,945	$11,546,643
Transfers into Level 3	—	—
Transfers out of Level 3	—	(1,217,532)
Other(a)	—	—

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2023	BlackRock Strategic Global Bond Fund, Inc.

	Warrants	Total
Accrued discounts/premiums	$—	$55,424
Net realized gain (loss)	—	(79,565)
Net change in unrealized appreciation (depreciation)(b)(c)	(19,341)	(229,797)
Purchases	10,200	8,183,628
Sales	(10,200)	(3,670,872)

Closing balance, as of December 31, 2023	$61,604	$14,587,929

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023(c)	$(29,337)	$(345,871)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Floating Rate Loan Interests, Non-Agency Mortgage-Backed Securities and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Fund’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $2,731,957. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$258,706	Market	EBITDA Multiple	10.72x	—
			Direct Profit Multiple	4.50x	—
			Time to Exit	0.1 - 3.0 years	2.4 years
			Volatility	80% - 88%	82%
Corporate Bonds	6,830,158	Income	Discount Rate	7% - 56%	16%
Floating Rate Loan Interests	2,530,963	Income	Discount Rate	7% - 15%	12%
Preferred Stocks	2,174,541	Market	Revenue Multiple	6.25x - 9.50x	9.10x
			Time to Exit	2.5 - 3.0 years	2.6 years
			Volatility	75% - 90%	78%
			EBITDA Multiple	7.50x
		Income	Discount Rate	11%	—
Warrants	61,604	Market	Revenue Multiple	4.22x - 9.50x	9.31x
			Volatility	60% - 88%	68%
			Time to Exit	0.1 years	—

	$11,855,972

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Affirm Asset Securitization Trust
Series 2022-A, Class 1A, 4.30%, 05/17/27(a)	$9,250	$9,103,916
Series 2022-Z1, Class A, 4.55%, 06/15/27(a)	2,235	2,210,370
Series 2023-A, Class 1A, 6.61%, 01/18/28(a)	16,000	16,092,002
Series 2023-B, Class A, 6.82%, 09/15/28	27,200	27,605,984
Series 2023-B, Class B, 7.44%, 09/15/28	5,710	5,807,149
Series 2023-B, Class C, 7.81%, 09/15/28	4,850	4,934,934
Series 2023-X1, Class A, 7.11%, 11/15/28	29,300	29,386,933
Series 2023-X1, Class B, 7.77%, 11/15/28	3,100	3,129,342
Avant Loans Funding Trust, Series 2021-REV1, Class C, 2.30%, 07/15/30(a)	2,220	2,118,020
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	578	540,576
Exeter Automobile Receivables Trust
Series 2022-1A, Class C, 2.56%, 06/15/28	4,385	4,287,446
Series 2022-2A, Class B, 3.65%, 10/15/26	6,076	6,045,150
Series 2022-2A, Class C, 3.85%, 07/17/28	1,000	980,368
JPMorgan Chase Bank NA(a)
Series 2021-2, Class B, 0.89%, 12/26/28	2,762	2,700,509
Series 2021-3, Class B, 0.76%, 02/26/29	7,281	7,025,334
Netcredit Combined Receivables LLC, Series 2023-A, Class A, 7.78%, 12/20/27(a)	11,597	11,454,300
OneMain Financial Issuance Trust, Series 2019-2A, Class A, 3.14%, 10/14/36(a)	500	467,728
Santander Bank Auto Credit-Linked Notes, Series 2022-A, Class B, 5.28%, 05/15/32(a)	8,509	8,437,097
Santander Bank NA, Series 2021-1A, Class B, 1.83%, 12/15/31(a)	1,810	1,763,257
Upstart Securitization Trust(a)
Series 2021-4, Class A, 0.84%, 09/20/31	391	389,344
Series 2021-5, Class A, 1.31%, 11/20/31	998	991,167
Series 2021-5, Class B, 2.49%, 11/20/31	4,500	4,363,418
Series 2022-4, Class A, 5.98%, 08/20/32	8,216	8,190,520
Westlake Automobile Receivables Trust, Series 2022- 1A, Class B, 2.75%, 03/15/27(a)	8,580	8,461,984

Total Asset-Backed Securities — 2.5% (Cost: $166,030,244)		166,486,848

	Shares

Common Stocks

Aerospace & Defense — 0.3%
General Dynamics Corp.	41,271	10,716,841
Lockheed Martin Corp.	23,096	10,468,031
RTX Corp.	25,879	2,177,459

		23,362,331

Biotechnology — 0.5%
AbbVie, Inc.	72,209	11,190,229
Amgen, Inc.	38,192	11,000,060
Gilead Sciences, Inc.	132,869	10,763,717

		32,954,006

Communications Equipment — 0.3%
Cisco Systems, Inc.	216,628	10,944,046
Juniper Networks, Inc.	360,297	10,621,556

		21,565,602

Security	Shares	Value

Consumer Staples Distribution & Retail — 0.2%
Kroger Co.	233,020	$10,651,344

Containers & Packaging — 0.0%
Amcor PLC	196,426	1,893,547
Packaging Corp. of America	5,087	828,723

		2,722,270

Diversified Consumer Services — 0.1%
H&R Block, Inc.	123,591	5,978,097

Electric Utilities — 0.7%
Alliant Energy Corp.	21,710	1,113,723
American Electric Power Co., Inc.	3,921	318,463
Duke Energy Corp.	112,251	10,892,837
Evergy, Inc.	98,895	5,162,319
Exelon Corp.	175,410	6,297,219
OGE Energy Corp.	61,315	2,141,733
Pinnacle West Capital Corp.	110,070	7,907,429
Xcel Energy, Inc.	169,334	10,483,468

		44,317,191

Electronic Equipment, Instruments & Components — 0.0%
Avnet, Inc.	5,358	270,043

Food Products — 1.2%
Bunge Global SA	34,226	3,455,115
Campbell Soup Co.	253,816	10,972,466
Conagra Brands, Inc.	244,627	7,011,010
Flowers Foods, Inc.	386,916	8,709,479
General Mills, Inc.	160,261	10,439,401
Hershey Co.	53,405	9,956,828
Hormel Foods Corp.	48,106	1,544,684
Ingredion, Inc.	33,729	3,660,608
Kellanova	194,016	10,847,435
Kraft Heinz Co.	290,591	10,746,055

		77,343,081

Gas Utilities — 0.2%
Atmos Energy Corp.	90,576	10,497,758
New Jersey Resources Corp.	22,170	988,339
ONE Gas, Inc.	20,104	1,281,027

		12,767,124

Ground Transportation — 0.2%
Union Pacific Corp.	44,502	10,930,581

Health Care Equipment & Supplies — 0.2%
Medtronic PLC	130,504	10,750,920

Health Care Providers & Services — 0.5%
Cardinal Health, Inc.	96,864	9,763,891
CVS Health Corp.	76,039	6,004,040
Patterson Cos., Inc.	176,612	5,024,611
Quest Diagnostics, Inc.	75,708	10,438,619

		31,231,161

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants, Inc.	64,652	10,622,324
Texas Roadhouse, Inc.	14,266	1,743,733
Wendy’s Co.	342,867	6,679,049

		19,045,106

Household Products — 0.1%
Kimberly-Clark Corp.	83,829	10,186,062

Independent Power and Renewable Electricity Producers — 0.0%
Brookfield Renewable Corp., Class A	61,295	1,764,683

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance — 0.9%
Aflac, Inc.	125,818	$10,379,986
American Financial Group, Inc.	27,561	3,276,727
Hartford Financial Services Group, Inc.	132,379	10,640,624
Old Republic International Corp.	351,654	10,338,628
Reinsurance Group of America, Inc.	41,229	6,670,028
Travelers Cos., Inc.	56,821	10,823,832
Unum Group	190,715	8,624,132

		60,753,957

IT Services — 0.3%
Amdocs Ltd.	121,942	10,717,482
International Business Machines Corp.	64,612	10,567,293

		21,284,775

Machinery — 0.0%
Snap-on, Inc.	874	252,446

Media — 0.0%
Omnicom Group, Inc.	6,967	602,715

Multi-Utilities — 0.7%
Ameren Corp.	27,817	2,012,282
CenterPoint Energy, Inc.	74,253	2,121,408
CMS Energy Corp.	92,529	5,373,159
Consolidated Edison, Inc.	113,153	10,293,528
DTE Energy Co.	33,769	3,723,370
NiSource, Inc.	75,059	1,992,817
Public Service Enterprise Group, Inc.	105,709	6,464,105
Sempra	33,353	2,492,470
WEC Energy Group, Inc.	122,459	10,307,374

		44,780,513

Oil, Gas & Consumable Fuels — 0.5%
Chevron Corp.	69,941	10,432,399
Diamondback Energy, Inc.	25,261	3,917,476
Exxon Mobil Corp.	101,621	10,160,068
Williams Cos., Inc.	281,400	9,801,162

		34,311,105

Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	203,408	10,436,864
Merck & Co., Inc.	99,076	10,801,266
Pfizer, Inc.	317,746	9,147,907

		30,386,037

Professional Services — 0.1%
Automatic Data Processing, Inc.	39,032	9,093,285

Technology Hardware, Storage & Peripherals — 0.0%
NetApp, Inc.	881	77,669

Tobacco — 0.1%
Philip Morris International, Inc.	77,782	7,317,731

Trading Companies & Distributors — 0.0%
MSC Industrial Direct Co., Inc., Class A	29,251	2,961,956

Total Common Stocks — 7.9% (Cost: $506,694,921)		527,661,791

Security	Par (000)	Value

Corporate Bonds

Aerospace & Defense — 1.6%
Boeing Co.
1.43%, 02/04/24	$2,579	$2,568,025

Aerospace & Defense (continued)
Boeing Co. (continued)
2.20%, 02/04/26	$2,000	$1,889,774
5.15%, 05/01/30	10,170	10,353,171
Bombardier, Inc., 7.13%, 06/15/26(a)	827	823,139
General Dynamics Corp.
3.50%, 04/01/27	12,000	11,690,454
3.75%, 05/15/28	2,980	2,925,513
Lockheed Martin Corp.
5.10%, 11/15/27	3,540	3,653,780
1.85%, 06/15/30	70	59,999
3.90%, 06/15/32	6,455	6,224,989
5.25%, 01/15/33	14,230	15,092,910
4.75%, 02/15/34	28,270	28,770,990
Raytheon Technologies Corp., 3.15%, 12/15/24	1,153	1,129,527
Rolls-Royce PLC, 5.75%, 10/15/27(a)	1,305	1,307,242
RTX Corp.
3.95%, 08/16/25	130	128,112
5.75%, 01/15/29	785	820,521
6.00%, 03/15/31	1,530	1,629,898
6.10%, 03/15/34	350	379,836
Spirit AeroSystems, Inc., 9.75%, 11/15/30(a)	860	924,478
TransDigm, Inc.
6.25%, 03/15/26(a)	2,000	1,996,545
5.50%, 11/15/27	4,191	4,106,038
6.75%, 08/15/28(a)	6,902	7,061,312
4.88%, 05/01/29	2,864	2,676,935
6.88%, 12/15/30	924	951,720
Triumph Group, Inc.
7.75%, 08/15/25	296	295,050
9.00%, 03/15/28(a)	367	390,248

		107,850,206

Air Freight & Logistics — 0.1%
Rand Parent LLC, 8.50%, 02/15/30(a)	1,977	1,890,656
United Parcel Service, Inc., 4.45%, 04/01/30	1,200	1,211,516

		3,102,172

Automobile Components — 0.3%
Adient Global Holdings Ltd.(a)
4.88%, 08/15/26	2,000	1,955,725
7.00%, 04/15/28	719	743,185
8.25%, 04/15/31	701	742,274
Allison Transmission, Inc., 3.75%, 01/30/31(a)	2,829	2,499,562
Benteler International AG, 10.50%, 05/15/28(a)	490	516,181
IHO Verwaltungs GmbH(a)(b)
4.75%, 09/15/26	200	191,500
(6.38% Cash or 7.13% PIK), 6.38%, 05/15/29	2,000	1,962,726
Lear Corp., 3.80%, 09/15/27	1,964	1,892,151
Tenneco, Inc., 8.00%, 11/17/28(a)	1,477	1,260,989
Thor Industries, Inc., 4.00%, 10/15/29(a)	1,806	1,610,844
Titan International, Inc., 7.00%, 04/30/28	3,500	3,501,473
Winnebago Industries, Inc., 6.25%, 07/15/28(a)	514	505,005

		17,381,615

Automobiles — 1.0%
American Honda Finance Corp.
1.20%, 07/08/25	1,395	1,321,808
1.30%, 09/09/26	1,960	1,800,790
Asbury Automotive Group, Inc.
4.50%, 03/01/28	1,600	1,519,599
4.63%, 11/15/29(a)	955	883,949
4.75%, 03/01/30	1,000	933,474
5.00%, 02/15/32(a)	790	717,955

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Automobiles (continued)
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25(a)	$4,049	$4,088,174
AutoZone, Inc.
5.05%, 07/15/26	8,785	8,838,778
4.50%, 02/01/28	3,325	3,302,009
Carvana Co., 12.00%, 12/01/28(a)(b)	4,669	3,962,557
General Motors Co., 6.13%, 10/01/25	600	608,062
General Motors Financial Co., Inc., 2.35%, 02/26/27	14,390	13,246,281
Genuine Parts Co., 1.75%, 02/01/25	6,100	5,857,073
Honda Motor Co. Ltd., 2.53%, 03/10/27	4,480	4,227,741
Jaguar Land Rover Automotive PLC(a)
4.50%, 10/01/27	479	451,911
5.88%, 01/15/28	4,348	4,292,338
JB Poindexter & Co., Inc., 8.75%, 12/15/31	2,905	2,963,100
Toyota Motor Credit Corp., 1.13%, 06/18/26	6,397	5,906,959

		64,922,558

Banks — 13.9%
Banco Santander SA
2.75%, 05/28/25	800	771,845
5.59%, 08/08/28	29,200	29,773,155
6.94%, 11/07/33	12,600	13,988,379
(1-year CMT + 0.90%), 1.72%, 09/14/27(c)	2,800	2,532,106
Bank of America Corp.(c)
(1-day SOFR + 0.65%), 1.53%, 12/06/25	5,700	5,479,687
(1-day SOFR + 0.91%), 0.98%, 09/25/25	9,010	8,695,851
(1-day SOFR + 0.96%), 1.73%, 07/22/27	14,345	13,142,188
(1-day SOFR + 1.15%), 1.32%, 06/19/26	8,520	8,018,438
(1-day SOFR + 1.21%), 2.57%, 10/20/32	655	543,042
(1-day SOFR + 1.33%), 3.38%, 04/02/26	25,840	25,130,910
(1-day SOFR + 1.75%), 4.83%, 07/22/26	6,870	6,816,994
(1-day SOFR + 1.91%), 5.29%, 04/25/34	11,570	11,596,626
(1-day SOFR + 1.99%), 6.20%, 11/10/28	8,160	8,512,029
(1-day SOFR + 2.04%), 4.95%, 07/22/28	7,120	7,119,034
(3-mo. CME Term SOFR + 1.13%), 2.46%, 10/22/25	2,000	1,947,506
(3-mo. CME Term SOFR + 1.25%), 2.50%, 02/13/31	2,625	2,254,131
(3-mo. CME Term SOFR + 1.32%), 3.56%, 04/23/27	1,500	1,443,672
(3-mo. CME Term SOFR + 1.57%), 4.27%, 07/23/29	1,605	1,549,610
Series N, (1-day SOFR + 1.22%), 2.65%, 03/11/32	290	244,856
Bank of Montreal
1.85%, 05/01/25	970	929,992
3.70%, 06/07/25	13,441	13,171,186
1.25%, 09/15/26	2,260	2,058,696
5.72%, 09/25/28	3,110	3,222,959
Bank of New York Mellon Corp.
2.05%, 01/26/27	32	29,733
3.00%, 10/30/28	332	306,723
(1-day SOFR + 1.15%), 3.99%, 06/13/28(c)	73	71,211
(1-day SOFR + 1.17%), 4.54%, 02/01/29(c)	4,130	4,098,231
(1-day SOFR + 1.35%), 4.41%, 07/24/26(c)	717	709,379
(1-day SOFR Index + 1.80%), 5.80%, 10/25/28(c)	427	442,706
Bank of Nova Scotia
3.45%, 04/11/25	315	308,188
1.05%, 03/02/26	3,798	3,499,851
1.35%, 06/24/26	14,962	13,750,387
4.85%, 02/01/30	378	377,350
Canadian Imperial Bank of Commerce
3.95%, 08/04/25	6,840	6,730,829
0.95%, 10/23/25	1,870	1,746,334
Citigroup, Inc.
4.45%, 09/29/27	240	234,482
(1-day SOFR + 0.67%), 0.98%, 05/01/25(c)	3,043	2,991,358

Security	Par (000)	Value

Banks (continued)
Citigroup, Inc. (continued)
(1-day SOFR + 0.69%), 2.01%, 01/25/26(c)	$4,669	$4,486,502
(1-day SOFR + 0.77%), 1.46%, 06/09/27(c)	23,540	21,542,420
(1-day SOFR + 1.37%), 4.14%, 05/24/25(c)	7,095	7,052,045
(1-day SOFR + 1.42%), 2.98%, 11/05/30(c)	13,388	11,920,606
(1-day SOFR + 1.53%), 3.29%, 03/17/26(c)	9,120	8,878,803
(1-day SOFR + 1.94%), 3.79%, 03/17/33(c)	10,390	9,344,216
(1-day SOFR + 2.66%), 6.17%, 05/25/34(c)	1,185	1,226,209
(1-day SOFR + 2.84%), 3.11%, 04/08/26(c)	4,485	4,359,017
(3-mo. CME Term SOFR + 1.16%), 3.35%, 04/24/25(c)	2,725	2,704,124
Fifth Third Bancorp, (1-day SOFR + 2.34%), 6.34%, 07/27/29(c)	2,325	2,420,741
Freedom Mortgage Corp.
12.00%, 10/01/28(a)	710	775,410
12.25%, 10/01/30	1,110	1,218,510
Goldman Sachs Group, Inc.
3.50%, 04/01/25	2,895	2,829,158
3.75%, 05/22/25	75	73,454
4.25%, 10/21/25	8,100	7,950,480
3.75%, 02/25/26	75	73,280
3.50%, 11/16/26	35	33,701
2.60%, 02/07/30	3,090	2,715,311
3.80%, 03/15/30	900	845,616
(1-day SOFR + 0.61%), 0.86%, 02/12/26(c)	3,505	3,323,449
(1-day SOFR + 0.73%), 1.76%, 01/24/25(c)	9,000	8,968,652
(1-day SOFR + 0.79%), 1.09%, 12/09/26(c)	6,100	5,617,898
(1-day SOFR + 0.80%), 1.43%, 03/09/27(c)	14,780	13,628,455
(1-day SOFR + 1.09%), 1.99%, 01/27/32(c)	4,190	3,385,473
(1-day SOFR + 1.25%), 2.38%, 07/21/32(c)	10,490	8,618,860
(1-day SOFR + 1.28%), 2.62%, 04/22/32(c)	1,545	1,296,886
(1-day SOFR + 1.51%), 4.39%, 06/15/27(c)	5,985	5,889,813
(3-mo. CME Term SOFR + 1.42%), 3.81%, 04/23/29(c)	3,015	2,862,348
(3-mo. CME Term SOFR + 1.46%), 3.27%, 09/29/25(c)	125	122,886
(3-mo. CME Term SOFR + 1.56%), 4.22%, 05/01/29(c)	250	241,832
HSBC Holdings PLC(c)
(1-day SOFR + 1.19%), 2.80%, 05/24/32	4,383	3,658,979
(1-day SOFR + 1.43%), 3.00%, 03/10/26	13,635	13,219,917
(1-day SOFR + 1.51%), 4.18%, 12/09/25	7,115	7,018,815
(1-day SOFR + 1.54%), 1.65%, 04/18/26	1,225	1,163,930
(1-day SOFR + 1.97%), 6.16%, 03/09/29	9,305	9,608,228
(1-day SOFR + 2.39%), 6.25%, 03/09/34	15,937	16,939,539
(1-day SOFR + 2.61%), 5.21%, 08/11/28	15,205	15,191,621
(1-day SOFR + 2.87%), 5.40%, 08/11/33	10,000	10,043,336
(1-day SOFR + 2.98%), 6.55%, 06/20/34	1,900	1,985,763
(1-day SOFR + 4.25%), 8.11%, 11/03/33	7,870	9,094,514
(3-mo. CME Term SOFR + 1.87%), 3.97%, 05/22/30	12,900	12,048,490
Intesa Sanpaolo SpA(a)
5.71%, 01/15/26	2,450	2,437,721
(1-year CMT + 2.60%), 4.20%, 06/01/32(c)	985	812,200
JPMorgan Chase & Co.
3.30%, 04/01/26	289	279,747
(1-day SOFR + 0.61%), 1.56%, 12/10/25(c)	9,540	9,185,109
(1-day SOFR + 0.77%), 1.47%, 09/22/27(c)	22,140	20,059,083
(1-day SOFR + 0.80%), 1.05%, 11/19/26(c)	8,505	7,875,902
(1-day SOFR + 0.92%), 2.60%, 02/24/26(c)	21,045	20,380,473
(1-day SOFR + 1.16%), 2.30%, 10/15/25(c)	4,160	4,053,601
(1-day SOFR + 1.85%), 2.08%, 04/22/26(c)	428	409,960
(1-day SOFR + 1.85%), 5.35%, 06/01/34(c)	11,415	11,577,485

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
JPMorgan Chase & Co. (continued)
(1-day SOFR + 1.99%), 4.85%, 07/25/28(c)	$19,310	$19,315,601
(1-day SOFR + 2.08%), 4.91%, 07/25/33(c)	6,470	6,397,084
(3-mo. CME Term SOFR + 1.51%), 3.96%, 01/29/27(c)	1,300	1,269,873
(3-mo. CME Term SOFR + 1.52%), 4.20%, 07/23/29(c)	35	34,010
(3-mo. CME Term SOFR + 1.59%), 2.01%, 03/13/26(c)	852	818,552
Lloyds Banking Group PLC
4.58%, 12/10/25	3,110	3,043,584
(1-year CMT + 1.75%), 4.72%, 08/11/26(c)	5,380	5,308,509
(3-mo. LIBOR US + 1.21%), 3.57%, 11/07/28(c)	4,132	3,882,235
Mitsubishi UFJ Financial Group, Inc.(c)
(1-year CMT + 0.45%), 0.96%, 10/11/25	6,325	6,098,234
(1-year CMT + 0.55%), 0.95%, 07/19/25	6,270	6,109,383
(1-year CMT + 0.67%), 1.64%, 10/13/27	14,770	13,447,307
(1-year CMT + 0.83%), 2.34%, 01/19/28	2,585	2,391,907
(1-year CMT + 1.55%), 5.06%, 09/12/25	5,470	5,449,510
(1-year CMT + 1.70%), 4.79%, 07/18/25	5,550	5,523,758
(1-year CMT + 1.97%), 5.41%, 04/19/34	780	807,804
Mizuho Financial Group, Inc.(c)
(1-year CMT + 0.75%), 1.55%, 07/09/27	5,780	5,281,821
(1-year CMT + 0.90%), 2.65%, 05/22/26	2,910	2,799,441
(1-year CMT + 1.90%), 5.75%, 07/06/34	17,915	18,534,321
Morgan Stanley
3.95%, 04/23/27	509	494,091
3.59%, 07/22/28(c)	325	310,259
(1-day SOFR + 0.86%), 1.51%, 07/20/27(c)	4,895	4,471,121
(1-day SOFR + 0.88%), 1.59%, 05/04/27(c)	4,205	3,874,434
(1-day SOFR + 1.00%), 2.48%, 01/21/28(c)	13	12,066
(1-day SOFR + 1.03%), 1.79%, 02/13/32(c)	18,830	15,036,183
(1-day SOFR + 1.14%), 2.70%, 01/22/31(c)	2,090	1,827,029
(1-day SOFR + 1.18%), 2.24%, 07/21/32(c)	6,730	5,493,307
(1-day SOFR + 1.59%), 5.16%, 04/20/29(c)	10,845	10,906,992
(1-day SOFR + 1.61%), 4.21%, 04/20/28(c)	18	17,594
(1-day SOFR + 1.63%), 5.45%, 07/20/29(c)	911	928,265
(1-day SOFR + 1.67%), 4.68%, 07/17/26(c)	9,420	9,329,596
(1-day SOFR + 1.73%), 5.12%, 02/01/29(c)	3,225	3,239,666
(1-day SOFR + 1.87%), 5.25%, 04/21/34(c)	10,910	10,908,885
(1-day SOFR + 1.99%), 2.19%, 04/28/26(c)	2,440	2,343,997
(1-day SOFR + 3.12%), 3.62%, 04/01/31(c)	13,724	12,642,912
(3-mo. CME Term SOFR + 1.40%), 3.77%, 01/24/29(c)	35	33,379
(3-mo. CME Term SOFR + 1.89%), 4.43%, 01/23/30(c)	165	160,706
PNC Financial Services Group, Inc.(c)
(1-day SOFR Index + 1.09%), 5.67%, 10/28/25	6,290	6,286,783
(1-day SOFR Index + 2.14%), 6.04%, 10/28/33	8,350	8,724,151
Popular, Inc., 7.25%, 03/13/28	3,620	3,724,075
Royal Bank of Canada
1.15%, 06/10/25	2,500	2,369,185
1.20%, 04/27/26	1,495	1,381,144
5.20%, 08/01/28	1,220	1,243,461
5.00%, 02/01/33	1,880	1,911,771
Series FXD, 2.05%, 01/21/27	8,000	7,428,643
Santander Holdings USA, Inc.(c)
(1-day SOFR + 2.36%), 6.50%, 03/09/29	2,880	2,975,255
(1-day SOFR Index + 1.38%), 4.26%, 06/09/25	4,000	3,951,880
Santander U.K. Group Holdings PLC(c)
(1-day SOFR + 0.79%), 1.09%, 03/15/25	7,635	7,550,999

Security	Par (000)	Value

Banks (continued)
Santander U.K. Group Holdings PLC(c) (continued)
(1-year CMT + 1.25%), 1.53%, 08/21/26	$3,000	$2,797,566
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	360	349,418
1.47%, 07/08/25	7,252	6,862,432
5.46%, 01/13/26	5,130	5,180,273
1.40%, 09/17/26	7,800	7,103,599
2.17%, 01/14/27	2,735	2,528,323
5.52%, 01/13/28	5,590	5,721,345
5.71%, 01/13/30	4,630	4,806,990
5.77%, 01/13/33	6,130	6,477,692
5.78%, 07/13/33	6,830	7,236,985
5.81%, 09/14/33	1,900	2,030,208
Toronto-Dominion Bank
3.77%, 06/06/25	20,240	19,913,558
4.69%, 09/15/27	6,755	6,754,280
Truist Financial Corp.
1.20%, 08/05/25	3,401	3,191,790
(1-day SOFR + 0.86%), 1.89%, 06/07/29(c)	199	171,964
(1-day SOFR + 1.46%), 4.26%, 07/28/26(c)	6,205	6,076,175
U.S. Bancorp, (1-day SOFR + 1.66%), 4.55%, 07/22/28(c)	1,730	1,704,487
UBS AG, 5.65%, 09/11/28	3,500	3,630,037
UniCredit SpA(a)(c)
(5-year CMT + 4.75%), 5.46%, 06/30/35	3,625	3,409,232
(5-year USD ICE Swap + 3.70%), 5.86%, 06/19/32	807	789,545
(5-year USD ICE Swap + 4.91%), 7.30%, 04/02/34	7,118	7,317,911
Wells Fargo & Co.
4.15%, 01/24/29	3,212	3,121,971
(1-day SOFR + 1.32%), 3.91%, 04/25/26(c)	2,631	2,578,792
(1-day SOFR + 1.51%), 3.53%, 03/24/28(c)	6,874	6,557,923
(1-day SOFR + 1.56%), 4.54%, 08/15/26(c)	7,464	7,384,300
(1-day SOFR + 1.74%), 5.57%, 07/25/29(c)	6,080	6,208,095
(1-day SOFR + 1.79%), 6.30%, 10/23/29(c)	1,459	1,537,672
(1-day SOFR + 1.98%), 4.81%, 07/25/28(c)	16,629	16,507,139
(1-day SOFR + 1.99%), 5.56%, 07/25/34(c)	4,570	4,652,757
(1-day SOFR + 2.10%), 2.39%, 06/02/28(c)	3	2,748
(3-mo. CME Term SOFR + 1.01%), 2.16%, 02/11/26(c)	5,524	5,316,428
(3-mo. CME Term SOFR + 1.26%), 2.57%, 02/11/31(c)	4,271	3,690,657
(3-mo. CME Term SOFR + 1.43%), 2.88%, 10/30/30(c)	125	111,120
(3-mo. CME Term SOFR + 1.57%), 3.58%, 05/22/28(c)	31	29,530
(3-mo. CME Term SOFR + 4.03%), 4.48%, 04/04/31(c)	540	521,665
Wells Fargo Bank NA, 5.45%, 08/07/26	7,335	7,454,510

		931,510,102

Beverages — 0.7%
Coca-Cola Femsa SAB de CV, 2.75%, 01/22/30	8,207	7,365,782
Constellation Brands, Inc.
4.35%, 05/09/27	5,582	5,534,003
2.88%, 05/01/30	310	277,659
Diageo Capital PLC
2.38%, 10/24/29	405	364,620
2.00%, 04/29/30	2,710	2,340,486
5.50%, 01/24/33	18,405	19,591,414
PepsiCo, Inc., 4.45%, 02/15/33	7,670	7,853,873

		43,327,837

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology — 0.4%
Amgen, Inc.
5.15%, 03/02/28	$3,035	$3,107,084
4.05%, 08/18/29	1,225	1,199,275
5.25%, 03/02/30	5,570	5,725,940
Biogen, Inc., 2.25%, 05/01/30	1,405	1,198,503
Regeneron Pharmaceuticals, Inc., 1.75%, 09/15/30	20,690	17,011,495

		28,242,297

Broadline Retail — 0.2%
Alibaba Group Holding Ltd., 3.60%, 11/28/24	550	539,825
Macy’s Retail Holdings LLC(a)
5.88%, 04/01/29	375	359,976
5.88%, 03/15/30	6,219	5,908,610
6.13%, 03/15/32	3,500	3,311,542
Nordstrom, Inc.
4.38%, 04/01/30	2,447	2,128,572
4.25%, 08/01/31	1,755	1,460,125
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25.	25	25,006

		13,733,656

Building Products — 0.3%
Beacon Roofing Supply, Inc.(a)
4.13%, 05/15/29	2,600	2,370,305
6.50%, 08/01/30	1,413	1,444,753
BlueLinx Holdings, Inc., 6.00%, 11/15/29(a)	4,100	3,794,264
Home Depot, Inc.
2.50%, 04/15/27	150	141,296
2.88%, 04/15/27	955	913,159
Lowe’s Cos., Inc.
3.10%, 05/03/27	9,171	8,779,958
2.63%, 04/01/31	1,155	1,010,670

		18,454,405

Capital Markets — 1.5%
Ameriprise Financial, Inc.
5.70%, 12/15/28	7,590	7,953,518
5.15%, 05/15/33	7,000	7,212,801
Ares Capital Corp.
2.15%, 07/15/26	3,936	3,587,953
7.00%, 01/15/27	7,150	7,354,464
2.88%, 06/15/27	6,210	5,673,790
2.88%, 06/15/28	3,355	2,972,305
Barings BDC, Inc., 3.30%, 11/23/26	1,715	1,563,743
Blackstone Private Credit Fund, 2.70%, 01/15/25	5,320	5,131,349
Brookfield Capital Finance LLC, 6.09%, 06/14/33	1,275	1,329,797
Brookfield Corp., 4.00%, 01/15/25	1,000	984,281
Brookfield Finance, Inc.
4.00%, 04/01/24	80	79,628
3.90%, 01/25/28	55	52,970
Charles Schwab Corp.
0.75%, 03/18/24	935	925,397
1.15%, 05/13/26	2,135	1,956,606
5.88%, 08/24/26	6,560	6,728,233
2.45%, 03/03/27	1,495	1,391,659
(1-day SOFR + 1.88%), 6.20%, 11/17/29(c)	3,315	3,476,266
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29(a)	4,991	4,714,602
FS KKR Capital Corp.
1.65%, 10/12/24	1,905	1,838,016
4.13%, 02/01/25	105	102,346
2.63%, 01/15/27	5,275	4,734,770
3.25%, 07/15/27	2,810	2,556,057
3.13%, 10/12/28	4,080	3,555,666
7.88%, 01/15/29	60	63,568

Security	Par (000)	Value

Capital Markets (continued)
Golub Capital BDC, Inc., 2.50%, 08/24/26	$620	$561,910
Jefferies Financial Group, Inc., 5.88%, 07/21/28	2,085	2,137,966
Main Street Capital Corp., 3.00%, 07/14/26	2,000	1,831,426
Nasdaq, Inc., 5.65%, 06/28/25	1,265	1,277,357
Nomura Holdings, Inc.
5.10%, 07/03/25	7,720	7,667,639
1.85%, 07/16/25	7,520	7,119,841
StoneX Group, Inc., 8.63%, 06/15/25(a)	3,424	3,458,993

		99,994,917

Chemicals — 0.7%
Air Products and Chemicals, Inc.
1.85%, 05/15/27	2,380	2,193,767
2.05%, 05/15/30	1,125	982,990
Axalta Coating Systems Dutch Holding B BV, 7.25%, 02/15/31(a)	265	277,914
Celanese U.S. Holdings LLC, 6.35%, 11/15/28	4,965	5,206,873
Chemours Co.
5.38%, 05/15/27	858	838,397
5.75%, 11/15/28(a)	6,975	6,643,726
CVR Partners LP/CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)	5,148	4,802,672
Ecolab, Inc., 2.13%, 02/01/32	1,920	1,633,688
LYB International Finance II BV, 3.50%, 03/02/27	2,480	2,378,822
Methanex Corp.
5.13%, 10/15/27	284	277,440
5.25%, 12/15/29	3,882	3,734,978
5.65%, 12/01/44	1,300	1,133,366
Minerals Technologies, Inc., 5.00%, 07/01/28(a)	45	43,276
Nufarm Australia Ltd./Nufarm Americas, Inc., 5.00%, 01/27/30(a)	110	102,022
PPG Industries, Inc.
1.20%, 03/15/26	8,910	8,235,666
2.55%, 06/15/30	2,000	1,737,316
Tronox, Inc., 4.63%, 03/15/29(a)	3,247	2,876,187
Valvoline, Inc.(a)
4.25%, 02/15/30	94	93,244
3.63%, 06/15/31	470	401,103

		43,593,447

Commercial Services & Supplies — 0.6%
ADT Security Corp., 4.13%, 08/01/29(a)	2,422	2,228,846
Allied Universal Holdco LLC/Allied Universal Finance Corp., 9.75%, 07/15/27(a)	2,199	2,154,793
APX Group, Inc.(a)
6.75%, 02/15/27	519	517,703
5.75%, 07/15/29	3,236	3,016,773
Cimpress PLC, 7.00%, 06/15/26	3,241	3,168,077
Fortress Transportation and Infrastructure Investors LLC
6.50%, 10/01/25(a)	2,696	2,687,368
9.75%, 08/01/27(a)	5,000	5,200,000
7.88%, 12/01/30	1,150	1,198,047
Interface, Inc., 5.50%, 12/01/28(a)	1,523	1,407,683
Metis Merger Sub LLC, 6.50%, 05/15/29(a)	1,224	1,106,900
Neptune Bidco U.S., Inc., 9.29%, 04/15/29(a)	2,398	2,236,129
NESCO Holdings II, Inc., 5.50%, 04/15/29(a)	118	109,102
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 01/15/28(a)	3,014	2,996,424
Quanta Services, Inc.
0.95%, 10/01/24	3,805	3,666,638
2.35%, 01/15/32	2,295	1,899,114

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services & Supplies (continued)
Steelcase, Inc., 5.13%, 01/18/29	$1,291	$1,223,590
Williams Scotsman, Inc., 4.63%, 08/15/28(a)	4,335	4,094,524

		38,911,711

Communications Equipment — 0.2%
Motorola Solutions, Inc.
4.00%, 09/01/24	6	5,936
4.60%, 02/23/28	50	49,718
4.60%, 05/23/29	600	595,317
2.30%, 11/15/30	200	168,872
2.75%, 05/24/31	3,485	2,978,628
5.60%, 06/01/32	11,250	11,605,580

		15,404,051

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 10.38%, 08/01/30	895	946,490
MasTec, Inc., 6.63%, 08/15/29(a)	1,491	1,356,953
Tutor Perini Corp., 6.88%, 05/01/25(a)	921	898,668

		3,202,111

Construction Materials — 0.5%
AmeriTex HoldCo Intermediate LLC, 10.25%, 10/15/28 .	1,230	1,260,750
Boise Cascade Co., 4.88%, 07/01/30(a)	576	540,829
Builders FirstSource, Inc.(a)
5.00%, 03/01/30	181	174,783
4.25%, 02/01/32	9,250	8,343,319
Carrier Global Corp.
2.24%, 02/15/25	704	682,209
2.49%, 02/15/27	1,154	1,085,043
5.90%, 03/15/34	1,285	1,389,849
Eagle Materials, Inc., 2.50%, 07/01/31	3,285	2,785,368
Griffon Corp., 5.75%, 03/01/28	270	265,294
Masco Corp., 3.50%, 11/15/27	2,925	2,775,748
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/28(a)	900	886,121
8.88%, 11/15/31	3,500	3,679,116
Standard Industries, Inc./New Jersey, 4.38%, 07/15/30(a)	10,053	9,232,557
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)	847	819,473
Trane Technologies Financing Ltd., 3.50%, 03/21/26	1,555	1,511,193

		35,431,652

Consumer Finance — 2.1%
Ally Financial, Inc.
5.75%, 11/20/25	3,910	3,885,640
(1-day SOFR + 2.82%), 6.85%, 01/03/30(c)	5,395	5,542,788
American Express Co.
3.95%, 08/01/25	7,010	6,896,625
4.90%, 02/13/26	2,850	2,856,861
4.05%, 05/03/29	3,650	3,612,678
(1-day SOFR + 1.84%), 5.04%, 05/01/34(c)	13,860	13,835,880
(1-day SOFR + 1.93%), 5.63%, 07/28/34(c)	1,440	1,487,974
Bread Financial Holdings, Inc., 9.75%, 03/15/29(a)	2,095	2,171,834
Capital One Financial Corp.(c)
(1-day SOFR + 1.37%), 4.17%, 05/09/25	4,380	4,346,936
(1-day SOFR + 1.79%), 3.27%, 03/01/30	69	61,624
(1-day SOFR + 2.60%), 5.25%, 07/26/30	595	584,607
(1-day SOFR + 2.64%), 6.31%, 06/08/29	5,605	5,750,225
CPI CG, Inc., 8.63%, 03/15/26(a)	3,000	2,895,000
Credit Acceptance Corp.
6.63%, 03/15/26	165	164,606
9.25%, 12/15/28	2,190	2,334,431
Discover Financial Services, 6.70%, 11/29/32	1,748	1,831,099
Ford Motor Credit Co. LLC, 6.80%, 11/07/28	17,200	17,997,491

Security	Par (000)	Value

Consumer Finance (continued)
goeasy Ltd., 9.25%, 12/01/28(a)	$1,371	$1,464,187
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31(a)	3,700	3,909,873
Mastercard, Inc.
3.30%, 03/26/27	9,210	8,931,123
2.95%, 06/01/29	260	244,727
1.90%, 03/15/31	167	142,462
MPH Acquisition Holdings LLC, 5.50%, 09/01/28(a)	5,479	4,905,924
Navient Corp., 6.75%, 06/15/26	467	474,770
OneMain Finance Corp.
7.13%, 03/15/26	4,885	4,976,784
6.63%, 01/15/28	3,686	3,721,161
9.00%, 01/15/29	3,864	4,085,133
S&P Global, Inc.
2.45%, 03/01/27	11,965	11,282,440
2.50%, 12/01/29	115	103,512
1.25%, 08/15/30	1,905	1,559,294
2.90%, 03/01/32	11,640	10,389,617
Sabre GLBL, Inc., 11.25%, 12/15/27(a)	4,114	4,042,125
SLM Corp., 4.20%, 10/29/25	925	897,250
Synchrony Financial, 7.25%, 02/02/33	4,951	4,911,572
Visa, Inc., 2.05%, 04/15/30	1,210	1,063,202

		143,361,455

Consumer Staples Distribution & Retail — 0.1%
Costco Wholesale Corp., 1.60%, 04/20/30	1,375	1,177,849
FirstCash, Inc., 5.63%, 01/01/30(a)	161	154,185
General Mills, Inc.
4.00%, 04/17/25	690	680,311
4.95%, 03/29/33	2,685	2,722,041
Kroger Co., 2.20%, 05/01/30	40	34,231
United Natural Foods, Inc., 6.75%, 10/15/28(a)	1,081	875,113

		5,643,730

Containers & Packaging — 0.3%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(b)	1,350	630,693
Graham Packaging Co., Inc., 7.13%, 08/15/28(a)	3,495	3,145,500
Mauser Packaging Solutions Holding Co.(a)
7.88%, 08/15/26	2,675	2,722,297
9.25%, 04/15/27	1,720	1,688,274
Packaging Corp. of America, 5.70%, 12/01/33	7,840	8,253,009
Sealed Air Corp., 6.88%, 07/15/33(a)	1,448	1,535,801

		17,975,574

Diversified Consumer Services(a) — 0.0%
Adtalem Global Education, Inc., 5.50%, 03/01/28	190	182,762
Graham Holdings Co., 5.75%, 06/01/26	445	442,323

		625,085

Diversified REITs — 0.9%
American Tower Corp.
2.95%, 01/15/25	8,075	7,878,021
5.80%, 11/15/28	3,975	4,129,297
Crown Castle, Inc.
3.65%, 09/01/27	7,183	6,828,079
3.80%, 02/15/28	1,116	1,060,107
5.60%, 06/01/29	540	552,154
EPR Properties
4.75%, 12/15/26	1,000	956,766
3.60%, 11/15/31	545	452,005
Equinix, Inc.
2.63%, 11/18/24	2,210	2,152,534
1.45%, 05/15/26	3,465	3,201,167
Iron Mountain Information Management Services, Inc.,
5.00%, 07/15/32(a)	3,260	2,986,087

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified REITs (continued)
Prologis LP 4.88%, 06/15/28	$1,245	$1,260,848
4.75%, 06/15/33	3,435	3,481,470
Rithm Capital Corp., 6.25%, 10/15/25(a)	3,892	3,830,896
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(a)	1,842	1,287,392
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC(a)
10.50%, 02/15/28	5,640	5,717,860
6.50%, 02/15/29	1,980	1,428,875
VICI Properties LP, 4.38%, 05/15/25	975	958,169
VICI Properties LP/VICI Note Co., Inc.(a)
4.63%, 06/15/25	8,410	8,260,722
5.75%, 02/01/27	160	160,475
3.75%, 02/15/27	615	580,532
3.88%, 02/15/29	620	569,551
4.63%, 12/01/29	100	94,225
4.13%, 08/15/30	300	273,278

		58,100,510

Diversified Telecommunication Services — 0.9%
AT&T, Inc.
1.70%, 03/25/26	19,033	17,806,872
2.30%, 06/01/27	11,475	10,651,010
4.35%, 03/01/29	162	159,879
Consolidated Communications, Inc., 6.50%, 10/01/28(a)	3,156	2,729,940
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27	85	82,119
5.00%, 05/01/28	2,275	2,102,502
6.75%, 05/01/29	2,505	2,239,978
8.75%, 05/15/30	5,139	5,286,534
8.63%, 03/15/31	6,022	6,140,043
Iliad Holding SASU(a)
6.50%, 10/15/26	800	798,435
7.00%, 10/15/28	1,015	1,010,015
Level 3 Financing, Inc., 10.50%, 05/15/30	4,138	4,012,556
Level 3 New Money TSA, 11.00%, 11/15/29(d)	933	933,262
Sprint Capital Corp., 8.75%, 03/15/32	2,510	3,098,000
Verizon Communications, Inc.
3.00%, 03/22/27	440	418,320
4.33%, 09/21/28	350	346,240
1.68%, 10/30/30	2,273	1,872,393
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28(a)	865	757,526

		60,445,624

Electric Utilities — 2.8%
AEP Texas, Inc.
3.95%, 06/01/28	50	48,107
5.40%, 06/01/33	125	126,905
AES Corp., 1.38%, 01/15/26	3,584	3,316,200
Alabama Power Co., 3.05%, 03/15/32	1,465	1,299,534
Ameren Corp., 3.50%, 01/15/31	140	127,734
Ameren Illinois Co.
3.85%, 09/01/32	2,750	2,563,122
4.95%, 06/01/33	470	475,967
American Electric Power Co., Inc., Series N, 1.00%, 11/01/25	3,000	2,784,292
Appalachian Power Co.
Series AA, 2.70%, 04/01/31	800	683,278
Series BB, 4.50%, 08/01/32	3,770	3,628,815
Arizona Public Service Co., 2.20%, 12/15/31	2,310	1,876,709

Security	Par (000)	Value

Electric Utilities (continued)
Atlantic City Electric Co., 4.00%, 10/15/28	$50	$48,848
Avangrid, Inc., 3.80%, 06/01/29	100	94,266
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	100	94,971
3.70%, 07/15/30	5,170	4,888,577
1.65%, 05/15/31	245	196,479
Black Hills Corp.
1.04%, 08/23/24	570	553,168
3.15%, 01/15/27	1,960	1,848,373
CenterPoint Energy Houston Electric LLC
Series AG, 3.00%, 03/01/32	635	561,991
Series AI, 4.45%, 10/01/32	1,850	1,817,715
CenterPoint Energy, Inc., 5.25%, 08/10/26	1,252	1,262,755
Commonwealth Edison Co.
2.20%, 03/01/30	170	146,940
4.90%, 02/01/33	665	672,883
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	330	307,693
Constellation Energy Generation LLC
3.25%, 06/01/25	770	747,849
5.80%, 03/01/33	620	651,666
Dominion Energy, Inc.
4.25%, 06/01/28	165	161,644
Series A, 1.45%, 04/15/26	621	575,619
Series B, 3.60%, 03/15/27	1,300	1,248,923
Series C, 3.38%, 04/01/30	916	843,287
Series C, 2.25%, 08/15/31	1,375	1,138,773
DPL, Inc., 4.35%, 04/15/29	200	186,128
DTE Electric Co., Series C, 2.63%, 03/01/31	390	341,229
DTE Energy Co.
2.85%, 10/01/26	5,000	4,726,068
Series C, 3.40%, 06/15/29	122	114,023
Series F, 1.05%, 06/01/25	630	593,604
Duke Energy Carolinas LLC, 4.95%, 01/15/33	4,050	4,125,007
Duke Energy Corp.
3.75%, 04/15/24	1,180	1,173,533
2.65%, 09/01/26	4,283	4,064,111
3.40%, 06/15/29	255	239,588
2.55%, 06/15/31	3,870	3,302,052
5.75%, 09/15/33	640	677,002
Duke Energy Florida LLC, 1.75%, 06/15/30	115	95,923
Duke Energy Progress LLC, 5.25%, 03/15/33	755	778,157
Edison International, 4.95%, 04/15/25	2,500	2,482,387
Entergy Arkansas LLC, 5.30%, 09/15/33	720	737,035
Entergy Corp., 0.90%, 09/15/25	290	269,659
Entergy Louisiana LLC, 1.60%, 12/15/30	2,520	2,018,977
Entergy Mississippi LLC, 5.00%, 09/01/33	920	925,628
Entergy Texas, Inc., 4.00%, 03/30/29	50	48,560
Evergy Kansas Central, Inc., 5.90%, 11/15/33	860	919,985
Evergy, Inc., 2.90%, 09/15/29	100	90,455
Eversource Energy
4.20%, 06/27/24	6,740	6,688,122
5.13%, 05/15/33	3,070	3,085,505
Series L, 2.90%, 10/01/24	800	783,651
Series M, 3.30%, 01/15/28	1,000	946,887
Exelon Corp.
3.95%, 06/15/25	1,500	1,474,204
5.15%, 03/15/28	2,050	2,083,695
Florida Power & Light Co., 2.45%, 02/03/32	190	163,156
Georgia Power Co.
3.25%, 03/30/27	50	47,736
4.65%, 05/16/28	3,000	3,022,932

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
Georgia Power Co. (continued)
4.70%, 05/15/32	$900	$896,284
Series B, 2.65%, 09/15/29	700	633,805
Interstate Power and Light Co., 2.30%, 06/01/30	310	265,179
ITC Holdings Corp., 3.35%, 11/15/27	5,420	5,140,336
MidAmerican Energy Co., 3.65%, 04/15/29	310	296,177
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	6,475	5,937,283
5.05%, 09/15/28	790	810,500
3.70%, 03/15/29	100	94,908
2.40%, 03/15/30	1,105	958,895
5.80%, 01/15/33	2,350	2,488,618
Nevada Power Co., Series DD, 2.40%, 05/01/30	700	606,768
NextEra Energy Capital Holdings, Inc.
4.45%, 06/20/25	10,570	10,477,212
5.75%, 09/01/25	70	70,662
1.90%, 06/15/28	1,335	1,184,648
3.50%, 04/01/29	150	141,878
2.75%, 11/01/29	1,005	900,542
5.05%, 02/28/33	7,450	7,463,924
Ohio Power Co., 5.00%, 06/01/33	500	502,836
Oncor Electric Delivery Co. LLC
4.30%, 05/15/28(a)	1,405	1,387,585
4.15%, 06/01/32	555	532,684
4.55%, 09/15/32	385	381,411
5.65%, 11/15/33(a)	355	378,188
Pacific Gas and Electric Co.
3.15%, 01/01/26	2,350	2,254,057
2.10%, 08/01/27	35	31,543
3.00%, 06/15/28	1,265	1,152,862
2.50%, 02/01/31	1,265	1,043,487
3.25%, 06/01/31	1,750	1,515,519
6.40%, 06/15/33	3,358	3,533,346
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(a)	490	463,471
PECO Energy Co., 4.90%, 06/15/33	1,510	1,535,107
PG&E Corp., 5.25%, 07/01/30	5,135	4,952,941
PPL Capital Funding, Inc., 3.10%, 05/15/26	1,070	1,025,504
PPL Electric Utilities Corp., 5.00%, 05/15/33	500	511,067
Public Service Co. of Colorado, Series 38, 4.10%, 06/01/32	1,370	1,312,351
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31	380	319,335
Public Service Electric and Gas Co.
2.45%, 01/15/30	1,350	1,194,113
4.65%, 03/15/33	1,575	1,575,162
5.20%, 08/01/33	740	767,982
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	110	89,982
Puget Energy, Inc., 2.38%, 06/15/28	170	151,949
San Diego Gas & Electric Co., 4.95%, 08/15/28	3,365	3,433,968
Sempra
3.40%, 02/01/28	50	47,650
3.70%, 04/01/29	350	333,449
5.50%, 08/01/33	640	663,333
Southern California Edison Co.
2.85%, 08/01/29	115	104,799
5.95%, 11/01/32	3,168	3,403,450
Series B, 3.65%, 03/01/28	770	737,981
Southern Co., 5.20%, 06/15/33	3,810	3,886,425
Southern Power Co., 0.90%, 01/15/26	2,000	1,842,593
Southwestern Electric Power Co., 5.30%, 04/01/33	920	920,018
Talen Energy Supply LLC, 8.63%, 06/01/30(a)	3,277	3,481,918

Security	Par (000)	Value

Electric Utilities (continued)
Tucson Electric Power Co., 1.50%, 08/01/30	$30	$24,314
Union Electric Co.
3.50%, 03/15/29	50	47,334
2.95%, 03/15/30	240	216,681
Virginia Electric and Power Co.
2.30%, 11/15/31	5,135	4,312,885
5.30%, 08/15/33	310	319,244
Vistra Operations Co. LLC(a)
5.50%, 09/01/26	1,917	1,892,627
5.63%, 02/15/27	8,161	8,049,961
5.00%, 07/31/27	1,500	1,460,402
7.75%, 10/15/31	4,245	4,408,810
WEC Energy Group, Inc., 5.60%, 09/12/26	1,235	1,256,915
Wisconsin Electric Power Co., 1.70%, 06/15/28	175	155,454
Wisconsin Power and Light Co., 3.95%, 09/01/32	1,155	1,093,908
Xcel Energy, Inc.
4.60%, 06/01/32	860	838,384
5.45%, 08/15/33	260	268,131

		189,178,817

Electrical Equipment — 0.1%
Eaton Corp.
4.35%, 05/18/28	1,820	1,822,797
4.15%, 03/15/33	1,715	1,677,929

		3,500,726

Electronic Equipment, Instruments & Components — 0.8%
Allegion U.S. Holding Co., Inc., 3.20%, 10/01/24	1,175	1,151,337
Amphenol Corp.
4.75%, 03/30/26	785	786,051
2.80%, 02/15/30	1,000	910,512
Atkore, Inc., 4.25%, 06/01/31(a)	587	523,904
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	5,644	5,627,570
3.28%, 12/01/28	1,763	1,616,121
3.57%, 12/01/31	6,920	6,133,334
Flex Ltd.
3.75%, 02/01/26	100	96,781
4.88%, 06/15/29	6,955	6,831,132
Honeywell International, Inc., 4.50%, 01/15/34	7,150	7,186,239
Imola Merger Corp., 4.75%, 05/15/29(a)	2,835	2,693,544
Jabil, Inc.
1.70%, 04/15/26	2,580	2,389,440
4.25%, 05/15/27	4,140	4,032,403
5.45%, 02/01/29	3,345	3,417,629
Keysight Technologies, Inc.
4.55%, 10/30/24	2,000	1,981,200
4.60%, 04/06/27	130	129,556
3.00%, 10/30/29	80	72,716
Teledyne Technologies, Inc., 2.75%, 04/01/31	3,000	2,610,179
Xerox Holdings Corp., 5.50%, 08/15/28(a)	2,358	2,127,866

		50,317,514

Energy Equipment & Services — 0.1%
Seadrill Finance Ltd., 8.38%, 08/01/30	3,939	4,109,677
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26	1,670	1,662,956
6.88%, 09/01/27	1,000	988,147
Weatherford International Ltd., 8.63%, 04/30/30(a)	1,775	1,853,205

		8,613,985

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental, Maintenance & Security Service — 0.2%
GFL Environmental, Inc., 4.00%, 08/01/28(a)	$3,406	$3,148,481

Environmental, Maintenance & Security Service (continued)
Republic Services, Inc.
0.88%, 11/15/25	$2,553	$2,364,898
3.95%, 05/15/28	2,485	2,435,822
Waste Connections, Inc.
4.25%, 12/01/28	4,000	3,979,930
2.60%, 02/01/30	110	98,689
3.20%, 06/01/32	1,390	1,249,001

		13,276,821

Financial Services — 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.00%, 10/29/28	805	734,956
3.30%, 01/30/32	5,372	4,675,411
Burford Capital Global Finance LLC
6.88%, 04/15/30(a)	470	453,584
9.25%, 07/01/31	534	567,535
CME Group, Inc., 2.65%, 03/15/32	250	222,240
Coinbase Global, Inc.(a)
3.38%, 10/01/28	3,673	3,099,181
3.63%, 10/01/31	2,969	2,293,972
GGAM Finance Ltd., 8.00%, 02/15/27(a)	1,130	1,158,295
Intercontinental Exchange, Inc.
3.65%, 05/23/25	4,060	3,980,806
1.85%, 09/15/32	2,195	1,755,438
LD Holdings Group LLC(a)
6.50%, 11/01/25	1,130	1,047,612
6.13%, 04/01/28	1,390	1,185,081
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29	1,050	1,097,484
Nationstar Mortgage Holdings, Inc.(a)
5.00%, 02/01/26	1,519	1,485,518
6.00%, 01/15/27	1,909	1,894,682
5.50%, 08/15/28	1,140	1,096,199
5.13%, 12/15/30	2,079	1,879,691
5.75%, 11/15/31	3,950	3,683,012
PennyMac Financial Services, Inc.
5.38%, 10/15/25(a)	2,097	2,072,419
4.25%, 02/15/29(a)	777	699,365
7.88%, 12/15/29	495	509,537
5.75%, 09/15/31(a)	2,040	1,887,982
United Wholesale Mortgage LLC(a)
5.50%, 11/15/25	3,551	3,528,553
5.75%, 06/15/27	3,438	3,369,618
5.50%, 04/15/29	3,997	3,784,000

		48,162,171

Food Products — 0.2%
Hershey Co., 4.50%, 05/04/33	7,530	7,582,125
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, 04/01/33	3,602	3,568,093
Mondelez International, Inc.
1.50%, 05/04/25	585	557,636
2.63%, 03/17/27	2,070	1,952,450

		13,660,304

Gas Utilities — 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25	2,387	2,353,510
5.88%, 08/20/26	1,335	1,321,841
5.75%, 05/20/27	1,374	1,336,246
9.38%, 06/01/28(a)	3,769	3,892,162
CenterPoint Energy Resources Corp., 5.25%, 03/01/28	885	907,521
NiSource, Inc., 0.95%, 08/15/25	4,330	4,048,803
ONE Gas, Inc., 4.25%, 09/01/32	1,625	1,558,467

Security	Par (000)	Value

Gas Utilities (continued)
Piedmont Natural Gas Co., Inc.
3.50%, 06/01/29	$50	$46,621
5.40%, 06/15/33	1,255	1,290,290
Southern California Gas Co., 5.20%, 06/01/33	2,630	2,704,342
Southern Co. Gas Capital Corp., 5.75%, 09/15/33	380	398,999
Southwest Gas Corp.
2.20%, 06/15/30	25	21,276
4.05%, 03/15/32	2,995	2,806,278
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31(a)	1,969	1,785,069
Superior Plus LP/Superior General Partner, Inc.,
4.50%, 03/15/29(a)	467	433,035

		24,904,460

Ground Transportation — 0.4%
Canadian National Railway Co., 3.85%, 08/05/32	7,880	7,497,021
GN Bondco LLC, 9.50%, 10/15/31	3,675	3,587,866
Ryder System, Inc.
5.65%, 03/01/28	4,495	4,629,572
6.60%, 12/01/33	6,075	6,735,347
XPO, Inc., 7.13%, 02/01/32(a)	835	861,788

		23,311,594

Health Care Equipment & Supplies — 0.3%
Agilent Technologies, Inc.
2.10%, 06/04/30	600	516,763
2.30%, 03/12/31	750	650,634
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28(a)	4,771	5,033,119
DH Europe Finance II SARL, 2.60%, 11/15/29	68	61,546
Edwards Lifesciences Corp., 4.30%, 06/15/28	6,885	6,776,222
Embecta Corp., 5.00%, 02/15/30(a)	114	96,699
Medline Borrower LP, 5.25%, 10/01/29(a)	2,071	1,952,076
Zimmer Biomet Holdings, Inc., 5.35%, 12/01/28	2,700	2,781,665

		17,868,724

Health Care Providers & Services — 2.2%
Aetna, Inc., 3.50%, 11/15/24	3,118	3,065,711
Cencora, Inc.
3.45%, 12/15/27	849	817,920
2.70%, 03/15/31	7,190	6,306,003
DaVita, Inc., 4.63%, 06/01/30(a)	6,186	5,396,634
Elevance Health, Inc.
3.35%, 12/01/24	700	686,928
2.38%, 01/15/25	95	92,258
Fortrea Holdings, Inc., 7.50%, 07/01/30(a)	294	301,930
HCA, Inc.
3.50%, 09/01/30	3,740	3,390,408
3.63%, 03/15/32	9,030	8,074,398
Heartland Dental LLC/Heartland Dental Finance Corp.,
10.50%, 04/30/28(a)	1,150	1,193,171
Humana, Inc.
3.85%, 10/01/24	1,078	1,064,449
4.50%, 04/01/25	893	885,567
5.75%, 03/01/28	9,550	9,923,721
IQVIA, Inc.(a)
6.25%, 02/01/29	1,865	1,946,961
6.50%, 05/15/30	240	246,026
LifePoint Health, Inc.
9.88%, 08/15/30	2,745	2,774,071
11.00%, 10/15/30	1,610	1,695,575
McKesson Corp., 0.90%, 12/03/25	2,515	2,331,724
Molina Healthcare, Inc.(a)
4.38%, 06/15/28	1,520	1,437,584
3.88%, 11/15/30	1,100	988,792
Star Parent, Inc., 9.00%, 10/01/30	695	732,428

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp., 6.13%, 10/01/28	$6,877	$6,857,538
UnitedHealth Group, Inc.
5.30%, 02/15/30	36,090	37,765,734
2.00%, 05/15/30	3,585	3,098,507
4.50%, 04/15/33	28,970	28,785,973
Universal Health Services, Inc.
2.65%, 10/15/30	9,248	7,841,641
2.65%, 01/15/32	9,342	7,674,642

		145,376,294

Health Care REITs — 0.3%
Omega Healthcare Investors, Inc.
4.50%, 01/15/25	2,210	2,172,641
4.50%, 04/01/27	6,633	6,363,313
4.75%, 01/15/28	4,915	4,724,710
Welltower OP LLC
3.63%, 03/15/24	2,920	2,905,945
4.00%, 06/01/25	2,955	2,901,692

		19,068,301

Health Care Technology — 0.0%
AthenaHealth Group, Inc., 6.50%, 02/15/30(a)	1,665	1,510,451

Hotel & Resort REITs — 0.1%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer(a)
5.88%, 10/01/28	2,000	1,966,960
4.88%, 05/15/29	171	158,284
RLJ Lodging Trust LP, 4.00%, 09/15/29(a)	3,075	2,763,297
Service Properties Trust, 7.50%, 09/15/25	2,007	2,029,304
XHR LP, 4.88%, 06/01/29(a)	810	745,593

		7,663,438

Hotels, Restaurants & Leisure — 2.0%
Affinity Interactive, 6.88%, 12/15/27(a)	648	577,519
Boyd Gaming Corp., 4.75%, 12/01/27	474	456,036
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc.(a) 4.38%, 01/15/28	3,084	2,945,467
4.00%, 10/15/30	9,646	8,651,488
Carnival Corp.(a)
7.63%, 03/01/26	858	873,513
5.75%, 03/01/27	5,460	5,325,867
6.00%, 05/01/29	1,633	1,571,282
10.50%, 06/01/30	7,101	7,767,074
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28(a)	5,409	5,887,258
Choice Hotels International, Inc., 3.70%, 12/01/29	236	209,136
Churchill Downs, Inc., 6.75%, 05/01/31(a)	4,545	4,612,881
Darden Restaurants, Inc.
3.85%, 05/01/27	10	9,662
6.30%, 10/10/33	2,820	3,031,590
Hilton Domestic Operating Co., Inc., 4.00%, 05/01/31(a)	1,585	1,451,742
Hilton Grand Vacations Borrower Escrow LLC/Hilton
Grand Vacations Borrower Esc(a)
5.00%, 06/01/29	3,309	3,052,704
4.88%, 07/01/31	4,157	3,679,784
Hyatt Hotels Corp., 5.75%, 01/30/27	2,180	2,227,802
International Game Technology PLC, 5.25%, 01/15/29(a)	1,565	1,532,446
Marriott International, Inc.
5.00%, 10/15/27	2,480	2,509,265
5.55%, 10/15/28	2,120	2,186,288

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. (continued)
4.90%, 04/15/29	$605	$608,932
Series AA, 4.65%, 12/01/28	193	192,209
Series FF, 4.63%, 06/15/30	170	166,939
Series HH, 2.85%, 04/15/31	8,145	7,049,280
McDonald’s Corp., 4.60%, 09/09/32	30,450	30,740,863
Melco Resorts Finance Ltd., 5.75%, 07/21/28(a)	400	368,250
MGM Resorts International
6.75%, 05/01/25	500	501,563
5.50%, 04/15/27	98	97,254
4.75%, 10/15/28	500	476,396
Midwest Gaming Borrower LLC/Midwest Gaming
Finance Corp., 4.88%, 05/01/29(a)	360	334,800
NCL Corp. Ltd.(a)
5.88%, 03/15/26	5,892	5,757,413
8.13%, 01/15/29	730	762,545
7.75%, 02/15/29	3,966	3,990,010
NCL Finance Ltd., 6.13%, 03/15/28(a)	451	431,712
Raising Cane’s Restaurants LLC, 9.38%, 05/01/29(a)	1,020	1,088,528
Resorts World Las Vegas LLC/RWLV Capital, Inc., 8.45%, 07/27/30(a)	4,440	4,539,900
Royal Caribbean Cruises Ltd.(a)
5.50%, 08/31/26	2,782	2,754,592
11.63%, 08/15/27	5,035	5,478,931
Starbucks Corp., 3.55%, 08/15/29	40	38,550
Station Casinos LLC, 4.63%, 12/01/31(a)	1,096	988,235
Travel & Leisure Co.
6.63%, 07/31/26(a)	2,704	2,727,677
6.00%, 04/01/27	2,596	2,581,542
4.50%, 12/01/29(a)	2,889	2,587,345
4.63%, 03/01/30(a)	1,853	1,657,138
Wynn Macau Ltd.(a)
5.63%, 08/26/28	605	559,058
5.13%, 12/15/29	400	354,250
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.(a)
5.13%, 10/01/29	669	631,393
7.13%, 02/15/31	918	956,025

		136,980,134

Household Durables — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC, 6.25%, 09/15/27(a)	285	276,133
Lennar Corp., 5.00%, 06/15/27	2,685	2,692,413
LGI Homes, Inc., 8.75%, 12/15/28	2,121	2,256,214
Meritage Homes Corp., 5.13%, 06/06/27	2,100	2,069,197
NVR, Inc., 3.00%, 05/15/30	10,320	9,194,419
Tempur Sealy International, Inc.(a)
4.00%, 04/15/29	1,889	1,706,128
3.88%, 10/15/31	2,961	2,503,326
Toll Brothers Finance Corp.
4.35%, 02/15/28	5,010	4,894,603
3.80%, 11/01/29	2,750	2,577,919
Tri Pointe Group, Inc./Tri Pointe Homes, Inc., 5.88%, 06/15/24	50	50,000
Tri Pointe Homes, Inc., 5.70%, 06/15/28	1,450	1,430,062

		29,650,414

Household Products — 0.0%
Energizer Holdings, Inc., 6.50%, 12/31/27(a)	323	323,000

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Independent Power and Renewable Electricity Producers — 0.2%
Calpine Corp., 5.00%, 02/01/31(a)	$4,600	$4,216,893
NRG Energy, Inc.
6.63%, 01/15/27	30	30,064
5.25%, 06/15/29(a)	7,871	7,622,133

		11,869,090

Industrial Conglomerates — 0.1%
Calderys Financing LLC, 11.25%, 06/01/28(a)	319	334,118
Pentair Finance SARL, 4.50%, 07/01/29	4,300	4,131,867

		4,465,985

Insurance — 2.4%
Aflac, Inc., 1.13%, 03/15/26	2,360	2,178,075
Alliant Holdings Intermediate LLC/Alliant Holdings Co- Issuer(a)
6.75%, 10/15/27	883	879,879
6.75%, 04/15/28	826	845,023
Aon Corp., 2.80%, 05/15/30	405	359,093
Aon Corp./Aon Global Holdings PLC, 2.85%, 05/28/27	495	467,605
Arthur J Gallagher & Co.
2.40%, 11/09/31	1,450	1,193,473
5.50%, 03/02/33	13,550	13,768,851
6.50%, 02/15/34	5,690	6,219,889
Assurant, Inc., 4.90%, 03/27/28	4,810	4,755,901
Assured Guaranty U.S. Holdings, Inc. 6.13%, 09/15/28	5,000	5,247,893
AssuredPartners, Inc., 5.63%, 01/15/29(a)	243	226,852
Athene Holding Ltd., 3.50%, 01/15/31	3,945	3,473,548
Brown & Brown, Inc.
4.50%, 03/15/29	4,320	4,178,638
4.20%, 03/17/32	6,550	5,973,916
Corebridge Financial, Inc., 3.50%, 04/04/25	955	930,991
Enstar Group Ltd., 3.10%, 09/01/31	16,139	13,161,087
Fairfax Financial Holdings Ltd.
3.38%, 03/03/31	1,005	883,160
5.63%, 08/16/32	6,370	6,363,819
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	1,015	1,002,441
HUB International Ltd., 7.00%, 05/01/26(a)	842	845,254
Marsh & McLennan Cos., Inc.
2.25%, 11/15/30	4,215	3,628,096
2.38%, 12/15/31	7,610	6,482,304
5.75%, 11/01/32	21,330	22,933,303
5.40%, 09/15/33	9,993	10,519,545
NFP Corp.
6.88%, 08/15/28(a)	1,039	1,056,248
8.50%, 10/01/31	1,295	1,403,650
NMI Holdings, Inc., 7.38%, 06/01/25(a)	3,000	3,004,980
Principal Financial Group, Inc., 5.38%, 03/15/33	3,065	3,133,969
Progressive Corp.
2.50%, 03/15/27	2,235	2,096,959
3.20%, 03/26/30	9,000	8,319,186
RenaissanceRe Holdings Ltd., 5.75%, 06/05/33	15,640	15,758,353
Unum Group, 4.00%, 06/15/29	10,076	9,562,310

		160,854,291

Interactive Media & Services — 0.9%
Baidu, Inc., 1.72%, 04/09/26	2,170	2,011,460
Meta Platforms, Inc.
3.50%, 08/15/27	18,990	18,492,139
4.60%, 05/15/28	3,730	3,784,406

Security	Par (000)	Value
Interactive Media & Services (continued)
Meta Platforms, Inc. (continued)
4.80%, 05/15/30	$2,890	$2,958,943
3.85%, 08/15/32	18,875	17,952,774
4.95%, 05/15/33	12,750	13,159,521

		58,359,243

Internet Software & Services — 0.2%
Booking Holdings, Inc., 4.63%, 04/13/30	153	154,145
EquipmentShare.com, Inc., 9.00%, 05/15/28(a)	760	781,926
Match Group Holdings II LLC, 4.13%, 08/01/30(a)	393	356,611
VeriSign, Inc.
5.25%, 04/01/25	2,300	2,300,865
2.70%, 06/15/31	14,505	12,431,701

		16,025,248

IT Services — 1.4%
Camelot Finance SA, 4.50%, 11/01/26(a)	315	307,572
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, 06/15/29	365	380,972
Conduent Business Services LLC/Conduent State & Local Solutions, Inc., 6.00%, 11/01/29(a)	3,707	3,337,672
Fidelity National Information Services, Inc., 4.50%, 07/15/25	3,040	3,009,204
Fiserv, Inc. 5.45%, 03/02/28	950	978,362
5.38%, 08/21/28	7,660	7,880,128
5.60%, 03/02/33	9,930	10,365,646
GrubHub Holdings, Inc., 5.50%, 07/01/27(a)	3,666	3,081,640
International Business Machines Corp.
3.45%, 02/19/26	7,585	7,387,283
3.30%, 05/15/26	16,600	16,119,032
2.20%, 02/09/27	5,120	4,766,266
4.15%, 07/27/27	19,620	19,384,314
KBR, Inc., 4.75%, 09/30/28(a)	6,000	5,560,514
Kyndryl Holdings, Inc. 2.70%, 10/15/28	250	220,343
3.15%, 10/15/31	3,045	2,544,327
VT Topco, Inc., 8.50%, 08/15/30	1,260	1,310,866
Ziff Davis, Inc., 4.63%, 10/15/30(a)	5,085	4,665,133

		91,299,274

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	137,491

Machinery — 0.4%

BWX Technologies, Inc., 4.13%, 06/30/28(a)	1,245	1,154,476
GrafTech Finance, Inc., 4.63%, 12/15/28(a)	2,295	1,521,378
IDEX Corp., 2.63%, 06/15/31	4,980	4,234,306
Ingersoll Rand, Inc.
5.40%, 08/14/28	6,815	7,022,459
5.70%, 08/14/33	4,430	4,686,946
Oshkosh Corp., 3.10%, 03/01/30	7,639	6,866,508
Otis Worldwide Corp.
2.06%, 04/05/25	417	400,868
2.29%, 04/05/27	65	60,576
2.57%, 02/15/30	784	697,142
Terex Corp., 5.00%, 05/15/29(a)	999	941,557
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	2,305	2,228,236

		29,814,452

Media — 2.4%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/28(a)	2,703	2,490,842

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Belo Corp., 7.25%, 09/15/27	$1,077	$1,079,834
Cable One, Inc., 4.00%, 11/15/30(a)	2,267	1,835,450
CCO Holdings LLC/CCO Holdings Capital Corp.(a) 5.13%, 05/01/27	250	241,542
5.00%, 02/01/28	100	95,678
5.38%, 06/01/29	1,725	1,625,961
6.38%, 09/01/29	1,061	1,046,319
4.50%, 08/15/30	885	797,813
4.25%, 02/01/31	420	367,051
7.38%, 03/01/31	18,551	19,040,079
4.75%, 02/01/32	1,400	1,234,744
4.50%, 06/01/33	2,388	2,020,577
Charter Communications Operating LLC/Charter Communications Operating Capital 2.30%, 02/01/32	8,070	6,421,976
6.65%, 02/01/34	4,010	4,228,477
Comcast Corp. 3.40%, 04/01/30	4,480	4,193,294
4.80%, 05/15/33	8,230	8,331,692
CSC Holdings LLC, 11.25%, 05/15/28(a)	2,902	2,990,105
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27(a)	12,678	11,911,956
DISH DBS Corp., 5.75%, 12/01/28(a)	2,113	1,685,329
DISH Network Corp., 11.75%, 11/15/27(a)	4,322	4,511,550
FactSet Research Systems, Inc. 2.90%, 03/01/27	9,015	8,441,022
3.45%, 03/01/32	5,934	5,314,064
Fox Corp., 4.03%, 01/25/24	35	34,957
GCI LLC, 4.75%, 10/15/28(a)	6,660	6,110,472
Interpublic Group of Cos., Inc., 2.40%, 03/01/31	430	363,306
Nexstar Media, Inc.(a) 5.63%, 07/15/27	8,581	8,297,405
4.75%, 11/01/28	2,947	2,715,602
Paramount Global, 4.20%, 05/19/32	5,320	4,748,117
Sirius XM Radio, Inc.(a) 5.00%, 08/01/27	800	772,795
4.00%, 07/15/28	4,051	3,746,538
5.50%, 07/01/29	9,115	8,812,655
4.13%, 07/01/30	2,408	2,145,715
TEGNA, Inc. 4.63%, 03/15/28	3,990	3,726,939
5.00%, 09/15/29	9,358	8,573,893
Townsquare Media, Inc., 6.88%, 02/01/26(a)	3,500	3,428,600
Univision Communications, Inc.(a) 6.63%, 06/01/27	2,709	2,701,612
8.00%, 08/15/28	2,595	2,677,054
7.38%, 06/30/30	2,500	2,492,830
UPC Broadband Finco BV, 4.88%, 07/15/31(a)	1,852	1,629,964
Virgin Media Secured Finance PLC, 5.50%, 05/15/29(a)	4,000	3,864,968
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28(a)	3,216	3,020,465
Ziggo Bond Co. BV(a) 6.00%, 01/15/27	1,911	1,859,903
5.13%, 02/28/30	2,226	1,861,748

		163,490,893

Metals & Mining — 1.3%
Arsenal AIC Parent LLC, 8.00%, 10/01/30(a)	880	918,157
BHP Billiton Finance USA Ltd. 4.75%, 02/28/28	23,560	23,802,589

Security	Par (000)	Value

Metals & Mining (continued)
BHP Billiton Finance USA Ltd. (continued) 4.90%, 02/28/33	$5,350	$5,470,784
Carpenter Technology Corp. 6.38%, 07/15/28	731	728,257
7.63%, 03/15/30	314	323,791
Cleveland-Cliffs, Inc., 6.75%, 04/15/30(a)	6,469	6,560,084
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	225	222,750
FMG Resources August 2006 Pty. Ltd.(a) 4.50%, 09/15/27	1,950	1,873,529
5.88%, 04/15/30	1,155	1,144,389
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(a)	6,021	6,064,375
Freeport-McMoRan, Inc. 5.00%, 09/01/27	75	74,059
4.13%, 03/01/28	975	932,779
4.38%, 08/01/28	240	230,408
5.25%, 09/01/29	50	50,532
4.25%, 03/01/30	750	704,303
Mineral Resources Ltd. 8.13%, 05/01/27(a)	3,610	3,667,365
8.00%, 11/01/27(a)	615	630,551
9.25%, 10/01/28	2,418	2,572,196
8.50%, 05/01/30(a)	3,000	3,126,978
Nucor Corp., 3.13%, 04/01/32	3,125	2,806,234
Rain Carbon, Inc., 12.25%, 09/01/29	2,147	2,098,693
Reliance Steel & Aluminum Co. 1.30%, 08/15/25	6,690	6,257,357
2.15%, 08/15/30	2,000	1,688,039
Rio Tinto Finance USA Ltd., 7.13%, 07/15/28	699	769,296
Rio Tinto Finance USA PLC, 5.00%, 03/09/33	8,870	9,211,442
Southern Copper Corp., 3.88%, 04/23/25	200	195,125
SunCoke Energy, Inc., 4.88%, 06/30/29(a)	1,640	1,475,045
Taseko Mines Ltd., 7.00%, 02/15/26(a)	6,600	6,254,813

		89,853,920

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Apollo Commercial Real Estate Finance, Inc., 4.63%, 06/15/29(a)	3,661	3,078,853

Oil, Gas & Consumable Fuels — 6.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(a)	210	211,050
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a) 5.75%, 01/15/28	6,402	6,338,193
5.38%, 06/15/29	8,150	7,835,154
Antero Resources Corp., 5.38%, 03/01/30(a)	3,950	3,785,919
Baytex Energy Corp.(a) 8.75%, 04/01/27	4,500	4,649,157
8.50%, 04/30/30	432	447,081
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25(a)	910	920,042
Canadian Natural Resources Ltd. 3.80%, 04/15/24	16,688	16,590,326
2.05%, 07/15/25	4,231	4,031,105
CGG SA, 8.75%, 04/01/27(a)	2,641	2,405,634
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	3,417	3,433,592
Cheniere Energy, Inc., 4.63%, 10/15/28	3,590	3,504,303
Chevron Corp. 2.00%, 05/11/27	140	129,927

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corp. (continued) 2.24%, 05/11/30	$170	$150,622
Chord Energy Corp., 6.38%, 06/01/26(a)	4,842	4,842,000
Civitas Resources, Inc.(a) 5.00%, 10/15/26	2,619	2,539,915
8.38%, 07/01/28	4,366	4,557,864
8.63%, 11/01/30	730	774,327
8.75%, 07/01/31	2,786	2,965,828
CNX Resources Corp.(a) 7.25%, 03/14/27	219	220,898
6.00%, 01/15/29	5,000	4,793,163
7.38%, 01/15/31	1,134	1,141,871
Columbia Pipeline Group, Inc., 4.50%, 06/01/25	8,510	8,400,621
Comstock Resources, Inc.(a) 6.75%, 03/01/29	6,019	5,504,419
5.88%, 01/15/30	465	403,295
Continental Resources, Inc. 2.27%, 11/15/26(a)	1,060	975,310
4.38%, 01/15/28	910	881,083
Crescent Energy Finance LLC(a) 7.25%, 05/01/26	2,857	2,874,614
9.25%, 02/15/28	3,320	3,444,732
CVR Energy, Inc., 8.50%, 01/15/29	3,623	3,604,885
DCP Midstream Operating LP 5.13%, 05/15/29	2,440	2,438,591
8.13%, 08/16/30	240	278,104
Delek Logistics Partners LP/Delek Logistics Finance Corp., 7.13%, 06/01/28(a)	1,852	1,749,308
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30	3,820	3,906,340
Diamondback Energy, Inc., 6.25%, 03/15/33	545	582,345
Enbridge, Inc. 1.60%, 10/04/26	2,470	2,262,553
4.25%, 12/01/26	6,100	6,017,826
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(a)	2,000	2,001,887
Energy Transfer LP 4.05%, 03/15/25	2,495	2,454,509
2.90%, 05/15/25	5,200	5,038,520
5.63%, 05/01/27(a)	4,250	4,235,487
5.75%, 02/15/33	5,945	6,129,170
EnLink Midstream Partners LP, 5.45%, 06/01/47	607	529,607
EQM Midstream Partners LP, 7.50%, 06/01/30(a)	2,481	2,667,122
EQT Corp. 5.00%, 01/15/29	880	871,747
7.00%, 02/01/30	212	227,527
3.63%, 05/15/31(a)	855	763,575
FTAI Infra Escrow Holdings LLC, 10.50%, 06/01/27(a)	1,225	1,270,744
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29	3,000	2,895,043
Harbour Energy PLC, 5.50%, 10/15/26(a)	2,410	2,355,775
Harvest Midstream I LP, 7.50%, 09/01/28(a)	1,355	1,346,978
Hess Corp., 4.30%, 04/01/27	1,255	1,241,703
HF Sinclair Corp., 5.00%, 02/01/28(a)	3,890	3,772,543
Hilcorp Energy I LP/Hilcorp Finance Co.(a) 6.25%, 11/01/28	1,633	1,626,709
6.00%, 02/01/31	1,065	1,026,543
6.25%, 04/15/32	3,334	3,207,011
8.38%, 11/01/33	1,080	1,144,195
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28(a)	1,257	1,319,302
Kinder Morgan, Inc. 1.75%, 11/15/26	3,850	3,541,457

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc. (continued) 7.75%, 01/15/32	$1,645	$1,870,192
5.20%, 06/01/33	875	869,731
Marathon Petroleum Corp., 4.70%, 05/01/25	4,690	4,658,211
MEG Energy Corp., 5.88%, 02/01/29(a)	5,525	5,368,323
MPLX LP 4.88%, 06/01/25	33,605	33,384,140
1.75%, 03/01/26	8,000	7,483,470
4.13%, 03/01/27	4,000	3,915,534
4.25%, 12/01/27	12,830	12,551,318
2.65%, 08/15/30	5,510	4,754,701
5.00%, 03/01/33	20,410	19,993,514
Murphy Oil Corp., 5.88%, 12/01/42	1,300	1,148,568
New Fortress Energy, Inc.(a)
6.75%, 09/15/25	4,940	4,900,585
6.50%, 09/30/26	7,500	7,203,022
Noble Finance II LLC, 8.00%, 04/15/30(a)	3,518	3,660,665
Northern Oil and Gas, Inc.(a) 8.13%, 03/01/28	1,991	2,015,887
8.75%, 06/15/31	438	456,220
ONEOK Partners LP, 4.90%, 03/15/25	520	516,972
ONEOK, Inc. 2.75%, 09/01/24	155	151,958
2.20%, 09/15/25	6,880	6,537,975
5.85%, 01/15/26	8,156	8,274,282
4.00%, 07/13/27	15,600	15,150,747
6.35%, 01/15/31	2,330	2,488,426
6.05%, 09/01/33	7,840	8,306,618
Ovintiv, Inc., 5.38%, 01/01/26	605	605,012
Parkland Corp.(a) 5.88%, 07/15/27	80	79,677
4.50%, 10/01/29	600	549,882
PBF Holding Co. LLC/PBF Finance Corp. 6.00%, 02/15/28	465	452,689
7.88%, 09/15/30(a)	1,309	1,333,086
Permian Resources Operating LLC, 9.88%, 07/15/31(a)	223	247,809
Pioneer Natural Resources Co., 5.10%, 03/29/26	1,070	1,077,798
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29	4,772	4,393,437
Rockcliff Energy II LLC, 5.50%, 10/15/29(a)	670	633,226
SM Energy Co., 6.50%, 07/15/28	589	589,271
Sunoco LP/Sunoco Finance Corp., 7.00%, 09/15/28(a)	2,115	2,182,196
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a) 5.50%, 01/15/28	650	614,256
6.00%, 12/31/30	1,455	1,352,484
Talos Production, Inc., 12.00%, 01/15/26	2,720	2,798,200
Targa Resources Corp. 5.20%, 07/01/27	4,680	4,702,466
6.15%, 03/01/29	9,315	9,740,673
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/27	1,174	1,189,497
5.00%, 01/15/28	4,159	4,107,438
6.88%, 01/15/29	200	206,542
5.50%, 03/01/30	350	349,937
4.88%, 02/01/31	5,230	5,080,474
Transcontinental Gas Pipe Line Co. LLC 7.85%, 02/01/26	9,646	10,100,453
3.25%, 05/15/30	1,100	997,078
Transocean Poseidon Ltd., 6.88%, 02/01/27(a)	147	145,524
Transocean, Inc. 7.50%, 01/15/26(a)	636	624,845

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Transocean, Inc. (continued)
11.50%, 01/30/27(a)	$4,731	$4,943,895
8.00%, 02/01/27(a)	787	767,325
8.75%, 02/15/30(a)	3,473	3,628,662
6.80%, 03/15/38	200	160,311
Valaris Ltd., 8.38%, 04/30/30(a)	4,291	4,396,301
Venture Global Calcasieu Pass LLC, 6.25%, 01/15/30(a)	6,000	5,967,535
Venture Global LNG, Inc.(a) 8.13%, 06/01/28	1,635	1,651,182
9.50%, 02/01/29	5,458	5,775,475
8.38%, 06/01/31	1,620	1,619,161
9.88%, 02/01/32	4,100	4,270,720
Western Midstream Operating LP, 6.35%, 01/15/29	860	898,193
Williams Cos., Inc. 4.30%, 03/04/24	4,875	4,862,776
4.00%, 09/15/25	3,000	2,944,408

		420,960,104
Paper & Forest Products — 0.0%
Domtar Corp., 6.75%, 10/01/28(a)	1,802	1,628,502

Passenger Airlines(a) — 0.5%
American Airlines Group, Inc., 3.75%, 03/01/25	1,046	1,019,338
American Airlines, Inc. 7.25%, 02/15/28	150	151,715
8.50%, 05/15/29	1,645	1,737,118
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/26	521	517,076
5.75%, 04/20/29	8,421	8,208,474
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26	2,329	2,194,786
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25	5,649	4,062,580
United Airlines, Inc. 4.38%, 04/15/26	5,494	5,353,383
4.63%, 04/15/29	12,484	11,675,479
VistaJet Malta Finance PLC / Vista Management Holding, Inc., 9.50%, 06/01/28	1,761	1,490,339

		36,410,288

Personal Care Products — 0.0%
BellRing Brands, Inc., 7.00%, 03/15/30(a)	2,884	2,984,854

Pharmaceuticals — 1.3%
AbbVie, Inc. 3.60%, 05/14/25	4,680	4,595,251
3.20%, 05/14/26	16,594	16,082,600
2.95%, 11/21/26	3,818	3,661,070
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)	133	72,994
Bausch Health Cos., Inc.(a) 6.13%, 02/01/27	6,859	4,629,825
11.00%, 09/30/28	6,977	5,072,139
Bristol-Myers Squibb Co. 3.90%, 02/20/28	2,426	2,383,865
1.45%, 11/13/30	1,670	1,371,479
5.75%, 02/01/31	7,370	7,892,214
Eli Lilly & Co., 4.70%, 02/27/33	1,010	1,035,698
Jazz Securities DAC, 4.38%, 01/15/29(a)	1,988	1,851,653
Merck & Co., Inc. 2.15%, 12/10/31	1,500	1,280,622
4.50%, 05/17/33	16,085	16,203,887
Novartis Capital Corp., 2.20%, 08/14/30	180	158,463

Security	Par (000)	Value

Pharmaceuticals (continued)
Perrigo Finance Unlimited Co., 4.65%, 06/15/30	$815	$741,323
Pfizer Investment Enterprises Pte. Ltd. 4.45%, 05/19/28	2,600	2,598,656
4.65%, 05/19/30	2,600	2,618,300
4.75%, 05/19/33	3,885	3,893,721
Zoetis, Inc.
3.00%, 09/12/27	11,280	10,698,736
3.90%, 08/20/28	250	244,627
2.00%, 05/15/30	2,215	1,907,268

		88,994,391

Professional Services — 0.1%
ASGN, Inc., 4.63%, 05/15/28(a)	610	579,501
Verisk Analytics, Inc., 4.00%, 06/15/25	9,035	8,876,635

		9,456,136

Real Estate Management & Development — 0.2%
CBRE Services, Inc., 4.88%, 03/01/26	8,250	8,253,715
Greystar Real Estate Partners LLC, 7.75%, 09/01/30	665	696,588
Howard Hughes Corp.(a) 5.38%, 08/01/28	4,290	4,123,226
4.13%, 02/01/29	2,126	1,895,775
4.38%, 02/01/31	1,730	1,500,343

		16,469,647

Residential REITs — 0.0%
Mid-America Apartments LP, 1.10%, 09/15/26	260	235,769

Retail REITs — 0.1%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 5.75%, 05/15/26(a)	2,307	2,238,778
Simon Property Group LP 3.50%, 09/01/25	810	791,212
1.38%, 01/15/27	2,920	2,666,206
5.50%, 03/08/33	2,760	2,851,826

		8,548,022

Semiconductors & Semiconductor Equipment — 1.8%
Analog Devices, Inc. 1.70%, 10/01/28	1,770	1,569,697
2.10%, 10/01/31	1,335	1,136,089
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.63%, 01/15/24	9,310	9,301,407
3.88%, 01/15/27	16,861	16,454,749
Broadcom, Inc. 3.15%, 11/15/25	520	503,669
3.46%, 09/15/26	19,619	18,972,297
1.95%, 02/15/28(a)	2,460	2,206,712
4.00%, 04/15/29(a)	8,000	7,722,073
4.15%, 04/15/32(a)	6,164	5,810,642
4.30%, 11/15/32	5,930	5,689,029
2.60%, 02/15/33(a)	23,000	18,948,531
3.42%, 04/15/33(a)	1,730	1,519,471
Marvell Technology, Inc., 5.95%, 09/15/33	2,945	3,122,848
Microchip Technology, Inc., 4.25%, 09/01/25	1,210	1,191,739
Micron Technology, Inc. 4.98%, 02/06/26	1,377	1,376,260
5.33%, 02/06/29	125	127,491
6.75%, 11/01/29	494	533,809
4.66%, 02/15/30	550	536,793
NCR Atleos Corp., 9.50%, 04/01/29	2,290	2,433,115
NVIDIA Corp., 2.85%, 04/01/30	25	23,121
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25	4,205	4,052,190

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
ON Semiconductor Corp., 3.88%, 09/01/28(a)	$751	$696,573
Texas Instruments, Inc. 1.75%, 05/04/30	145	125,032
1.90%, 09/15/31	2,445	2,086,807
4.90%, 03/14/33	12,480	12,958,753

		119,098,897

Software — 1.0%
Adobe, Inc., 2.30%, 02/01/30	2,130	1,908,056
Cloud Software Group, Inc.(a) 6.50%, 03/31/29	4,025	3,833,574
9.00%, 09/30/29	3,930	3,735,280
Electronic Arts, Inc., 1.85%, 02/15/31	2,000	1,668,983
Intuit, Inc. 1.35%, 07/15/27	805	725,534
1.65%, 07/15/30	438	367,941
5.20%, 09/15/33	7,585	7,940,646
McAfee Corp., 7.38%, 02/15/30(a)	900	821,926
Microsoft Corp., 1.35%, 09/15/30	250	208,159
MicroStrategy, Inc., 6.13%, 06/15/28(a)	3,337	3,237,357
Oracle Corp. 3.40%, 07/08/24	1,710	1,690,026
1.65%, 03/25/26	4,960	4,627,068
4.65%, 05/06/30	2,120	2,111,671
2.88%, 03/25/31	21,445	18,997,113
4.90%, 02/06/33	7,650	7,615,198
ROBLOX Corp., 3.88%, 05/01/30(a)	1,051	937,250
Roper Technologies, Inc. 1.00%, 09/15/25	590	551,484
2.00%, 06/30/30	75	63,667
ServiceNow, Inc., 1.40%, 09/01/30	1,000	822,094
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	2,754	2,714,708
VMware, Inc. 1.00%, 08/15/24	2,425	2,355,233
4.50%, 05/15/25	540	534,576
4.65%, 05/15/27	2,000	1,982,884

		69,450,428

Specialized REITs — 0.5%
Iron Mountain, Inc.(a) 5.25%, 03/15/28	2,500	2,430,618
5.00%, 07/15/28	2,400	2,305,895
5.25%, 07/15/30	1,340	1,275,556
5.63%, 07/15/32	9,278	8,783,208
Public Storage Operating Co. 1.50%, 11/09/26	4,075	3,742,224
1.95%, 11/09/28	9,275	8,266,693
3.39%, 05/01/29	450	429,241
2.25%, 11/09/31	7,850	6,710,853
5.10%, 08/01/33	1,600	1,656,320

		35,600,608

Specialty Retail — 0.2%
Academy Ltd., 6.00%, 11/15/27(a)	1,848	1,814,897
Bath & Body Works, Inc. 6.69%, 01/15/27	364	371,654
5.25%, 02/01/28	3,610	3,570,509
6.63%, 10/01/30(a)	1,365	1,395,101
6.88%, 11/01/35	1,655	1,675,742
eG Global Finance PLC, 12.00%, 11/30/28	2,110	2,247,213

Security	Par (000)	Value

Specialty Retail (continued)
Foot Locker, Inc., 4.00%, 10/01/29(a)	$3,858	$3,192,495
Gap, Inc., 3.63%, 10/01/29(a)	1,464	1,251,713

		15,519,324

Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc., 3.35%, 08/08/32	2,195	2,063,058
Dell International LLC/EMC Corp. 5.85%, 07/15/25	2,720	2,746,623
6.10%, 07/15/27	4,285	4,453,777
Fortinet, Inc., 2.20%, 03/15/31	750	627,763
NCR Voyix Corp., 5.00%, 10/01/28(a)	600	567,161
Seagate HDD Cayman 8.25%, 12/15/29(a)	5,670	6,115,248
8.50%, 07/15/31(a)	219	237,682
9.63%, 12/01/32	3,750	4,288,125
Western Digital Corp., 4.75%, 02/15/26	5,850	5,738,957

		26,838,394

Textiles, Apparel & Luxury Goods — 0.2%
Tapestry, Inc. 7.35%, 11/27/28	5,200	5,454,770
7.70%, 11/27/30	830	873,745
3.05%, 03/15/32	11,470	9,330,739
7.85%, 11/27/33	695	741,483

		16,400,737

Tobacco — 2.3%
Altria Group, Inc. 2.35%, 05/06/25	21,059	20,309,377
2.63%, 09/16/26	13,420	12,692,357
4.80%, 02/14/29	70	69,776
3.40%, 05/06/30	265	241,727
2.45%, 02/04/32	22,040	17,972,948
6.88%, 11/01/33	8,120	8,937,626
BAT Capital Corp. 3.22%, 08/15/24	5,383	5,295,306
3.46%, 09/06/29	572	526,913
4.91%, 04/02/30	7,186	7,060,726
6.34%, 08/02/30	9,627	10,107,421
BAT International Finance PLC 1.67%, 03/25/26	5,000	4,644,296
5.93%, 02/02/29	7,800	8,104,325
Philip Morris International, Inc. 0.88%, 05/01/26	7,476	6,848,914
3.13%, 08/17/27	50	47,517
3.38%, 08/15/29	4,436	4,159,785
5.63%, 11/17/29	19,819	20,782,319
2.10%, 05/01/30	790	677,673
5.50%, 09/07/30	13	13,473
5.75%, 11/17/32	7,800	8,185,796
5.38%, 02/15/33	2,340	2,400,149
5.63%, 09/07/33	8,180	8,543,399
Vector Group Ltd., 5.75%, 02/01/29(a)	7,285	6,669,982

		154,291,805

Water Utilities — 0.0%
American Water Capital Corp., 4.45%, 06/01/32	2,055	2,044,254
Essential Utilities, Inc. 3.57%, 05/01/29	55	51,320
2.70%, 04/15/30	220	192,310

		2,287,884

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wireless Telecommunication Services — 0.6%
Altice France Holding SA, 10.50%, 05/15/27(a)	$1,054	$682,591
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)	3,000	2,982,029
Intelsat Jackson Holdings SA, 6.50%, 03/15/30(a)	3,991	3,801,841
T-Mobile U.S., Inc. 3.50%, 04/15/25	15,900	15,563,910
2.05%, 02/15/28	6,900	6,225,796
2.88%, 02/15/31	4,975	4,383,608
Vmed O2 U.K. Financing I PLC(a) 4.25%, 01/31/31	900	785,920
4.75%, 07/15/31	6,300	5,623,418

		40,049,113

Total Corporate Bonds — 62.3% (Cost: $4,190,855,042)		4,179,055,506

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(c) — 20.9%
Connecticut Avenue Securities Trust(a)
Series 2018-R07, Class 1M2C, (30-day Avg SOFR + 2.51%), 7.85%, 04/25/31	300	299,898
Series 2019-HRP1, Class M2, (30-day Avg SOFR + 2.26%), 7.60%, 11/25/39	23,192	23,392,534
Series 2019-HRP1, Class M2B, (30-day Avg SOFR + 2.26%), 7.60%, 11/25/39	10,313	10,394,428
Series 2019-R01, Class 2M2, (30-day Avg SOFR + 2.56%), 7.90%, 07/25/31	8,518	8,554,069
Series 2019-R01, Class 2M2C, (30-day Avg SOFR +
2.56%), 7.90%, 07/25/31	2,257	2,257,544
Series 2019-R07, Class 1M2, (30-day Avg SOFR +
2.21%), 7.55%, 10/25/39	806	805,708
Series 2019-R07, Class 1M2, (30-day Avg SOFR +
2.51%), 7.85%, 04/25/31	2,343	2,346,682
Series 2020-R01, Class 1M2, (30-day Avg SOFR +
2.16%), 7.50%, 01/25/40	37,730	38,224,333
Series 2020-R02, Class 2C, (30-day Avg SOFR +
2.11%), 7.45%, 01/25/40	4,641	4,676,905
Series 2020-R02, Class 2M2, (30-day Avg SOFR +
2.11%), 7.45%, 01/25/40	56,881	57,313,032
Series 2020-SBT1, Class 1M2, (30-day Avg SOFR +
3.76%), 9.10%, 02/25/40	51,265	53,572,631
Series 2020-SBT1, Class 2M2, (30-day Avg SOFR +
3.76%), 9.10%, 02/25/40	21,367	22,493,802
Series 2021-R01, Class 1B1, (30-day Avg SOFR +
3.10%), 8.44%, 10/25/41	15,550	15,675,506
Series 2021-R03, Class 1B1, (30-day Avg SOFR +
2.75%), 8.09%, 12/25/41	10,575	10,601,255
Series 2022-R01, Class 1B1, (30-day Avg SOFR +
3.15%), 8.49%, 12/25/41	40,330	40,617,835
Series 2022-R01, Class 1M1, (30-day Avg SOFR +
1.00%), 6.34%, 12/25/41	22,746	22,686,045
Series 2022-R02, Class 2B1, (30-day Avg SOFR +
4.50%), 9.84%, 01/25/42	44,222	45,525,401
Series 2022-R02, Class 2M1, (30-day Avg SOFR +
1.20%), 6.54%, 01/25/42	5,898	5,878,253
Series 2022-R02, Class 2M2, (30-day Avg SOFR +
3.00%), 8.34%, 01/25/42	23,874	24,194,172
Series 2022-R03, Class 1B1, (30-day Avg SOFR +
6.25%), 11.59%, 03/25/42	17,780	19,492,187

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Connecticut Avenue Securities Trust(a) (continued)
Series 2022-R04, Class 1B1, (30-day Avg SOFR + 5.25%), 10.59%, 03/25/42	$28,132	$29,972,888
Series 2022-R04, Class 1M1, (30-day Avg SOFR + 2.00%), 7.34%, 03/25/42	16,927	17,086,917
Series 2022-R05, Class 2B1, (30-day Avg SOFR + 4.50%), 9.84%, 04/25/42	5,261	5,412,825
Series 2022-R05, Class 2M2, (30-day Avg SOFR + 3.00%), 8.34%, 04/25/42	2,500	2,543,916
Series 2022-R05, Class M1, (30-day Avg SOFR +
1.90%), 7.24%, 04/25/42	27,642	27,796,895
Series 2022-R06, Class 1M1, (30-day Avg SOFR + 2.75%), 8.09%, 05/25/42	13,740	14,125,882
Series 2022-R07, Class 1M1, (30-day Avg SOFR + 2.95%), 8.29%, 06/25/42	50,510	52,011,861
Series 2022-R08, Class 1B1, (30-day Avg SOFR + 5.60%), 10.94%, 07/25/42	6,500	7,040,728
Series 2022-R08, Class 1M1, (30-day Avg SOFR + 2.55%), 7.89%, 07/25/42	13,116	13,451,989
Fannie Mae Connecticut Avenue Securities
Series 2014-C01, Class M2, (30-day Avg SOFR +
4.51%), 9.85%, 01/25/24	2,989	2,997,114
Series 2014-C03, Class 1M2, (30-day Avg SOFR + 3.11%), 8.45%, 07/25/24	17,676	17,853,678
Series 2017-C01, Class 1M2C, (30-day Avg SOFR + 3.66%), 9.00%, 07/25/29	3,350	3,453,202
Series 2017-C03, Class 1M2C, (30-day Avg SOFR + 3.11%), 8.45%, 10/25/29	2,118	2,181,347
Series 2017-C05, Class 1EB3, (30-day Avg SOFR + 1.31%), 6.65%, 01/25/30	1,274	1,272,968
Series 2017-C06, Class 1M2C, (30-day Avg SOFR + 2.76%), 8.10%, 02/25/30	5,179	5,205,157
Series 2017-C07, Class 1EB2, (30-day Avg SOFR + 1.11%), 6.45%, 05/25/30	285	285,002
Series 2017-C07, Class 1M2C, (30-day Avg SOFR + 2.51%), 7.85%, 05/25/30	11,672	11,828,313
Series 2018-C01, Class 1ED2, (30-day Avg SOFR + 0.96%), 6.30%, 07/25/30	87	86,559
Series 2018-C01, Class 1M2C, (30-day Avg SOFR + 2.36%), 7.70%, 07/25/30	5,420	5,441,421
Series 2018-C02, Class 2M2, (30-day Avg SOFR + 2.31%), 7.65%, 08/25/30	1,433	1,452,884
Series 2018-C03, Class 1M2C, (30-day Avg SOFR + 2.26%), 7.60%, 10/25/30	1,537	1,560,711
Series 2021-R02, Class 2B1, (30-day Avg SOFR + 3.30%), 8.64%, 11/25/41(a)	47,031	47,462,627
Series 2021-R02, Class 2M2, (30-day Avg SOFR + 2.00%), 7.34%, 11/25/41(a)	8,900	8,824,856
Freddie Mac STACR REMIC Trust(a)
Series 2020-DNA3, Class B1, (30-day Avg SOFR + 5.21%), 10.55%, 06/25/50	10,670	11,693,975
Series 2020-DNA4, Class B1, (30-day Avg SOFR + 6.11%), 11.45%, 08/25/50	3,793	4,266,299
Series 2020-DNA5, Class M2, (30-day Avg SOFR + 2.80%), 8.14%, 10/25/50	6,667	6,760,201
Series 2020-DNA6, Class M2, (30-day Avg SOFR + 2.00%), 7.34%, 12/25/50	11,571	11,660,978
Series 2021-DNA1, Class B1, (30-day Avg SOFR + 2.65%), 7.99%, 01/25/51	7,544	7,640,171
Series 2021-DNA1, Class M2, (30-day Avg SOFR + 1.80%), 7.14%, 01/25/51	15,832	15,924,449

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2021-DNA5, Class B1, (30-day Avg SOFR + 3.05%), 8.39%, 01/25/34	$22,903	$23,111,509
Series 2021-DNA5, Class M2, (30-day Avg SOFR + 1.65%), 6.99%, 01/25/34	4,788	4,807,535
Series 2021-DNA6, Class B1, (30-day Avg SOFR + 3.40%), 8.74%, 10/25/41	41,126	41,789,550
Series 2021-DNA6, Class M1, (30-day Avg SOFR + 0.80%), 6.14%, 10/25/41	2,172	2,163,865
Series 2021-DNA7, Class B1, (30-day Avg SOFR + 3.65%), 8.99%, 11/25/41	64,139	65,326,028
Series 2021-DNA7, Class M1, (30-day Avg SOFR + 0.85%), 6.19%, 11/25/41	32,469	32,287,076
Series 2021-HQA1, Class B1, (30-day Avg SOFR + 3.00%), 8.34%, 08/25/33	17,301	17,517,954
Series 2021-HQA3, Class B1, (30-day Avg SOFR + 3.35%), 8.69%, 09/25/41	20,562	20,511,062
Series 2021-HQA3, Class M1, (30-day Avg SOFR + 0.85%), 6.19%, 09/25/41	18,818	18,621,870
Series 2021-HQA3, Class M2, (30-day Avg SOFR + 2.10%), 7.44%, 09/25/41	26,375	26,020,061
Series 2021-HQA4, Class B1, (30-day Avg SOFR + 3.75%), 9.09%, 12/25/41	42,909	42,828,764
Series 2021-HQA4, Class M1, (30-day Avg SOFR + 0.95%), 6.29%, 12/25/41	1,043	1,029,781
Series 2022-DNA1, Class B1, (30-day Avg SOFR + 3.40%), 8.74%, 01/25/42	4,635	4,616,333
Series 2022-DNA1, Class M1A, (30-day Avg SOFR + 1.00%), 6.34%, 01/25/42	6,285	6,264,724
Series 2022-DNA1, Class M2, (30-day Avg SOFR + 2.50%), 7.84%, 01/25/42	8,700	8,683,889
Series 2022-DNA2, Class B1, (30-day Avg SOFR + 4.75%), 10.09%, 02/25/42	2,870	2,968,772
Series 2022-DNA2, Class M1A, (30-day Avg SOFR + 1.30%), 6.64%, 02/25/42	3,491	3,490,536
Series 2022-DNA2, Class M2, (30-day Avg SOFR + 3.75%), 9.09%, 02/25/42	13,853	14,302,127
Series 2022-DNA3, Class M1A, (30-day Avg SOFR + 2.00%), 7.34%, 04/25/42	29,275	29,541,400
Series 2022-DNA4, Class M1A, (30-day Avg SOFR + 2.20%), 7.54%, 05/25/42	1,608	1,630,181
Series 2022-DNA5, Class M1A, (30-day Avg SOFR + 2.95%), 8.29%, 06/25/42	47,060	48,310,252
Series 2022-DNA6, Class M1A, (30-day Avg SOFR + 2.15%), 7.49%, 09/25/42	15,862	16,008,318
Series 2022-DNA7, Class M2, (30-day Avg SOFR + 7.00%), 12.34%, 03/25/52	17,075	19,301,536
Series 2022-HQA1, Class M1A, (30-day Avg SOFR + 2.10%), 7.44%, 03/25/42	43,327	43,661,470
Series 2022-HQA1, Class M2, (30-day Avg SOFR + 5.25%), 10.59%, 03/25/42	13,816	14,733,378
Series 2022-HQA3, Class M1A, (30-day Avg SOFR + 2.30%), 7.64%, 08/25/42	35,732	36,328,026
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (30-day Avg SOFR + 2.41%), 7.75%, 10/25/48	18,049	18,228,770
Series 2019-DNA2, Class M2, (30-day Avg SOFR + 2.56%), 7.90%, 03/25/49	7,424	7,461,489

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-HQA2, Class M3, (30-day Avg SOFR + 5.26%), 10.60%, 11/25/28	$5,510	$5,841,217
Series 2017-HQA1, Class M2, (30-day Avg SOFR + 3.66%), 9.00%, 08/25/29	5,218	5,427,023
Series 2017-HQA3, Class M2, (30-day Avg SOFR + 2.46%), 7.80%, 04/25/30	4,858	4,950,558
Series 2018-SPI1, Class M2, 3.79%, 02/25/48(a)	45	42,044
Series 2018-SPI2, Class M2, 3.84%, 05/25/48(a)	63	59,877
Series 2020-HQA5, Class B1, (30-day Avg SOFR + 4.00%), 9.34%, 11/25/50(a)	1,331	1,443,251
Series 2020-HQA5, Class M2, (30-day Avg SOFR + 2.60%), 7.94%, 11/25/50(a)	8,434	8,587,187
Series 2021-DNA2, Class B1, (30-day Avg SOFR + 3.40%), 8.74%, 08/25/33(a)	13,985	14,527,917
Series 2022-HQA2, Class M1A, (30-day Avg SOFR + 2.65%), 7.99%, 07/25/42(a)	38,006	38,889,086
STACR Trust, Series 2018-DNA3, Class M2A, (30-day Avg SOFR + 2.21%), 7.55%, 09/25/48(a)	658	662,378

		1,398,274,827

Commercial Mortgage-Backed Securities — 0.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class AM, 3.69%, 05/10/58	160	148,941
Multifamily Connecticut Avenue Securities Trust, Series 2020-01, Class M10, (30-day Avg SOFR + 3.86%), 9.20%, 03/25/50(a)(c)	7,868	7,584,187

		7,733,128

Total Non-Agency Mortgage-Backed Securities — 21.0% (Cost: $1,377,120,728)		1,406,007,955

Preferred Securities

Capital Trusts — 0.1%(c)

Diversified Telecommunication Services — 0.0%
British Telecommunications PLC, 4.88%, 11/23/81(a)	500	427,449

Wireless Telecommunication Services — 0.1%
Vodafone Group PLC 5.13%, 06/04/81	5,960	4,487,103
7.00%, 04/04/79	200	206,200

		4,693,303

		5,120,752

Total Preferred Securities — 0.1% (Cost: $5,142,479)		5,120,752

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(c) — 0.2%
Fannie Mae Connecticut Avenue Securities
Series 2014-C04, Class 1M2, (30-day Avg SOFR + 5.01%), 10.35%, 11/25/24\	1,234	1,272,413
Series 2018-C04, Class 2M2, (30-day Avg SOFR + 2.66%), 8.00%, 12/25/30	2,347	2,410,639
Freddie Mac STACR REMIC Trust, Series 2021-HQA4, Class M2, (30-day Avg SOFR + 2.35%), 7.69%, 12/25/41(a)	8,000	7,884,047

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR Trust(a)
Series 2019-DNA4, Class M2, (30-day Avg SOFR + 2.06%), 7.40%, 10/25/49	$316	$315,748
Series 2019-FTR2, Class M1, (30-day Avg SOFR + 1.06%), 6.40%, 11/25/48	56	55,301
Freddie Mac Structured Agency Credit Risk Debt
Notes, Series 2017-DNA3, Class M2, (30-day Avg SOFR + 2.61%), 7.95%, 03/25/30	801	813,155

		12,751,303

Commercial Mortgage-Backed Securities — 0.2%
Multifamily Connecticut Avenue Securities Trust,
Series 2019-01, Class M10, (30-day Avg SOFR + 3.36%), 8.70%, 10/25/49(a)(c)	18,068	17,570,393

Mortgage-Backed Securities — 12.0%
Fannie Mae Mortgage-Backed Securities, 4.00%, 02/01/47 - 02/01/57 65		61,755
Freddie Mac Mortgage-Backed Securities 4.50%, 05/01/42 - 01/01/49	84	82,433
3.50%, 10/01/44 - 06/01/49	3,826	3,594,144
3.00%, 03/01/46 - 02/01/47	5,759	5,246,991
4.00%, 10/01/46 - 01/01/49	41	39,536
Ginnie Mae Mortgage-Backed Securities 3.50%, 06/20/42 - 01/22/54(e) 27,113		25,296,819
3.00%, 05/20/45 - 01/22/54(e)	35,614	32,331,034
2.50%, 12/20/46 - 01/22/54(e)	42,166	36,724,908
4.00%, 11/20/47 - 01/22/54(e)	18,730	17,967,640
4.50%, 10/20/48 - 01/22/54(e)	20,936	20,538,893
5.00%, 12/20/48 - 01/22/54(e)	12,152	12,073,383
2.00%, 12/20/50 - 01/22/54(e)	73,475	62,204,050
5.50%, 12/20/52	612	617,082
Uniform Mortgage-Backed Securities(e) 3.00%, 03/01/30 - 01/16/54	101,918	91,711,183
2.50%, 04/01/32 - 01/16/54	154,455	132,146,754
2.00%, 12/01/35 - 01/16/54	116,975	96,801,680
1.50%, 01/18/39 - 01/16/54	23,100	18,203,246
5.00%, 02/01/41 - 01/16/54	40,425	40,207,784
3.50%, 07/01/43 - 01/16/54	53,395	49,566,809
4.50%, 06/01/44 - 01/16/54	29,785	29,086,937
4.00%, 03/01/45 - 01/16/54	69,132	65,592,442
5.50%, 09/01/52 - 01/16/54	33,922	34,284,073
6.00%, 01/16/54	18,000	18,275,625
6.50%, 01/16/54	11,125	11,400,083

		804,055,284

Total U.S. Government Sponsored Agency Securities — 12.4% (Cost: $838,532,943)		834,376,980

Total Long-Term Investments — 106.2% (Cost: $7,084,376,357)		7,118,709,832

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.26%(f)(g)	$7,458,620	$7,458,620

	Par (000)

U.S. Treasury Obligations — 0.5%
U.S. Treasury Bills, 5.00%, 04/16/24 - 05/16/24(h)(i)	$34,600	33,938,181

Total Short-Term Securities — 0.6% (Cost: $41,369,340)		41,396,801

Total Investments Before TBA Sale Commitments — 106.8% (Cost: $7,125,745,697)		7,160,106,633
TBA Sale Commitments(e)

Mortgage-Backed Securities — (0.2)%
Uniform Mortgage-Backed Securities
2.50%, 01/16/54	(17,000)	(14,460,625)
3.00%, 01/16/54	(2,000)	(1,768,984)

Total TBA Sale Commitments — (0.2)% (Proceeds: $(16,196,523))		(16,229,609)

Total Investments, Net of TBA Sale Commitments — 106.6% (Cost: $7,109,549,174)		7,143,877,024
Liabilities in Excess of Other Assets — (6.6)%		(439,892,387)

Net Assets — 100.0%		$6,703,984,637

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	When-issued security.
(e)	Represents or includes a TBA transaction.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	Rates are discount rates or a range of discount rates as of period end.
(i)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$376,612,442	$—	$(369,153,822)(a)	$—	$—	$7,458,620	7,458,620	$1,936,061	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	635	03/07/24	$96,192	$2,138,517
10-Year Australian Treasury Bonds	390	03/15/24	31,006	909,580
10-Year U.S. Ultra Long Treasury Note	2,077	03/19/24	245,118	5,015,940
Ultra U.S. Treasury Bond	2,539	03/19/24	339,195	28,635,578
2-Year U.S. Treasury Note	5,999	03/28/24	1,235,278	12,435,362

				49,134,977

Short Contracts
Euro OAT	600	03/07/24	87,108	(3,040,796)
10-Year Canadian Bond	11	03/19/24	1,031	(4,831)
10-Year U.S. Treasury Note	12,515	03/19/24	1,412,826	(41,001,153)
U.S. Long Bond	2,812	03/19/24	351,324	(25,509,831)
Long Gilt	192	03/26/24	25,122	(694,264)
5-Year U.S. Treasury Note	2,654	03/28/24	288,685	(6,191,648)

				(76,442,523)

				$(27,307,546)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	13,140,000	USD	8,708,272	Bank of America N.A.	03/20/24	$266,689
AUD	15,510,000	USD	10,195,964	Barclays Bank PLC	03/20/24	397,768
AUD	4,820,000	USD	3,248,077	BNP Paribas SA	03/20/24	44,108
AUD	7,600,000	USD	5,020,104	Goldman Sachs International	03/20/24	170,893
AUD	11,540,000	USD	7,764,124	Goldman Sachs International	03/20/24	117,996
AUD	12,580,000	USD	8,277,388	Goldman Sachs International	03/20/24	315,078
AUD	6,340,000	USD	4,298,919	JPMorgan Chase Bank N.A.	03/20/24	31,465
BRL	15,790,000	USD	3,221,791	Goldman Sachs International	03/20/24	5,252
BRL	16,360,000	USD	3,327,909	Goldman Sachs International	03/20/24	15,627
BRL	271,180,000	USD	54,552,404	Morgan Stanley & Co. International PLC	03/20/24	869,363
CAD	4,950,000	USD	3,683,665	BNP Paribas SA	03/20/24	55,981
CAD	5,170,000	USD	3,867,174	BNP Paribas SA	03/20/24	38,679
CHF	4,730,000	USD	5,591,169	BNP Paribas SA	03/20/24	76,970
CHF	21,690,000	USD	24,933,921	HSBC Bank PLC	03/20/24	1,058,034
CHF	2,040,000	USD	2,344,793	Royal Bank of Canada	03/20/24	99,817
CLP	3,728,000,000	USD	4,169,463	Morgan Stanley & Co. International PLC	03/20/24	43,776
COP	10,250,000,000	USD	2,568,536	Barclays Bank PLC	03/20/24	36,112
COP	8,220,000,000	USD	2,048,261	Goldman Sachs International	03/20/24	40,539
COP	11,230,000,000	USD	2,784,341	Goldman Sachs International	03/20/24	69,336
COP	14,420,000,000	USD	3,593,349	Goldman Sachs International	03/20/24	70,946

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts  (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	8,470,000,000	USD	2,095,497	Morgan Stanley & Co. International PLC	03/20/24	$56,831
COP	66,040,000,000	USD	16,142,752	Morgan Stanley & Co. International PLC	03/20/24	638,801
CZK	103,700,000	USD	4,580,419	BNP Paribas SA	03/20/24	47,181
CZK	115,100,000	USD	5,134,730	Deutsche Bank AG	03/20/24	1,594
EUR	19,080,000	USD	20,663,354	Barclays Bank PLC	03/20/24	464,776
EUR	3,320,000	USD	3,634,326	Morgan Stanley & Co. International PLC	03/20/24	42,057
GBP	8,700,000	USD	11,056,047	Bank of America N.A.	03/20/24	37,605
GBP	3,150,000	USD	4,016,597	Barclays Bank PLC	03/20/24	70
GBP	710,000	USD	904,215	BNP Paribas SA	03/20/24	1,129
GBP	8,110,000	USD	10,278,071	Goldman Sachs International	03/20/24	63,253
GBP	6,480,000	USD	8,136,608	JPMorgan Chase Bank N.A.	03/20/24	126,250
GBP	3,520,000	USD	4,478,063	Morgan Stanley & Co. International PLC	03/20/24	10,403
GBP	4,060,000	USD	5,111,963	Morgan Stanley & Co. International PLC	03/20/24	65,075
GBP	4,120,000	USD	5,206,836	Morgan Stanley & Co. International PLC	03/20/24	46,710
GBP	8,030,000	USD	10,236,108	Morgan Stanley & Co. International PLC	03/20/24	3,205
HUF	922,000,000	USD	2,578,158	Deutsche Bank AG	03/20/24	56,898
HUF	6,507,000,000	USD	18,214,138	JPMorgan Chase Bank N.A.	03/20/24	382,732
IDR	31,170,000,000	USD	1,993,477	Deutsche Bank AG	03/20/24	30,793
IDR	39,810,000,000	USD	2,572,239	Deutsche Bank AG	03/20/24	13,138
IDR	46,670,000,000	USD	3,009,822	Deutsche Bank AG	03/20/24	21,063
IDR	27,430,000,000	USD	1,749,920	Goldman Sachs International	03/20/24	31,463
IDR	126,490,000,000	USD	8,144,881	HSBC Bank PLC	03/20/24	69,746
IDR	72,710,000,000	USD	4,690,968	JPMorgan Chase Bank N.A.	03/20/24	31,030
IDR	100,790,000,000	USD	6,440,256	Standard Chartered Bank	03/20/24	105,339
INR	3,728,100,000	USD	44,564,379	Goldman Sachs International	03/20/24	79,248
KRW	82,060,000,000	USD	62,569,577	Citibank N.A.	03/20/24	1,080,325
KRW	4,305,000,000	USD	3,330,677	Deutsche Bank AG	03/20/24	8,500
KRW	4,820,000,000	USD	3,692,355	Goldman Sachs International	03/20/24	46,282
KRW	4,150,000,000	USD	3,209,161	Morgan Stanley & Co. International PLC	03/20/24	9,790
MXN	65,700,000	USD	3,733,358	Bank of America N.A.	03/20/24	87,709
MXN	288,800,000	USD	16,324,184	Deutsche Bank AG	03/20/24	472,227
MXN	44,100,000	USD	2,516,832	JPMorgan Chase Bank N.A.	03/20/24	47,994
MXN	70,400,000	USD	4,071,511	JPMorgan Chase Bank N.A.	03/20/24	22,905
NOK	35,900,000	USD	3,490,649	Deutsche Bank AG	03/20/24	48,864
NOK	144,100,000	USD	14,054,964	Deutsche Bank AG	03/20/24	152,386
NOK	40,100,000	USD	3,933,014	Goldman Sachs International	03/20/24	20,593
NOK	45,600,000	USD	4,391,657	Goldman Sachs International	03/20/24	104,215
NOK	64,700,000	USD	6,313,030	Goldman Sachs International	03/20/24	65,982
NOK	138,900,000	USD	13,329,116	Goldman Sachs International	03/20/24	365,546
NZD	5,420,000	USD	3,411,952	Deutsche Bank AG	03/20/24	14,984
NZD	6,320,000	USD	3,977,934	Morgan Stanley & Co. International PLC	03/20/24	18,050
NZD	6,840,000	USD	4,314,022	Morgan Stanley & Co. International PLC	03/20/24	10,745
PHP	25,600,000	USD	459,663	BNP Paribas SA	03/20/24	2,728
PHP	238,500,000	USD	4,303,501	Morgan Stanley & Co. International PLC	03/20/24	4,324
PHP	244,200,000	USD	4,382,627	Standard Chartered Bank	03/20/24	28,152
PLN	28,000,000	USD	7,093,654	Barclays Bank PLC	03/20/24	15,030
PLN	8,500,000	USD	2,113,343	Citibank N.A.	03/20/24	44,650
PLN	8,500,000	USD	2,108,899	Deutsche Bank AG	03/20/24	49,094
PLN	23,550,000	USD	5,943,068	Deutsche Bank AG	03/20/24	35,844
PLN	134,050,000	USD	33,198,098	JPMorgan Chase Bank N.A.	03/20/24	834,728
PLN	21,900,000	USD	5,452,726	UBS AG	03/20/24	107,281
PLN	52,000,000	USD	12,897,081	UBS AG	03/20/24	304,761
SEK	4,406,609	USD	423,216	Bank of America N.A.	03/20/24	15,005
SEK	38,700,000	USD	3,723,689	Goldman Sachs International	03/20/24	124,889
SEK	64,000,000	USD	6,144,423	Goldman Sachs International	03/20/24	220,150
SEK	92,293,392	USD	8,867,111	Goldman Sachs International	03/20/24	311,139
SEK	46,700,000	USD	4,495,529	JPMorgan Chase Bank N.A.	03/20/24	148,620
SEK	455,400,000	USD	43,737,105	Morgan Stanley & Co. International PLC	03/20/24	1,550,809
SEK	68,400,000	USD	6,794,000	Standard Chartered Bank	03/20/24	8,138
SGD	2,120,000	USD	1,585,061	Barclays Bank PLC	03/20/24	26,983
SGD	9,140,000	USD	6,836,788	Barclays Bank PLC	03/20/24	113,250
SGD	149,030,000	USD	111,366,763	Barclays Bank PLC	03/20/24	1,955,366

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
SGD	7,660,000	USD	5,816,654	BNP Paribas SA	03/20/24	$7,996
SGD	4,810,000	USD	3,656,696	HSBC Bank PLC	03/20/24	819
SGD	1,700,000	USD	1,289,127	Morgan Stanley & Co. International PLC	03/20/24	3,550
THB	225,900,000	USD	6,606,577	Barclays Bank PLC	03/20/24	55,732
THB	192,400,000	USD	5,573,155	Deutsche Bank AG	03/20/24	101,162
THB	92,700,000	USD	2,680,264	JPMorgan Chase Bank N.A.	03/20/24	53,671
TWD	152,100,000	USD	4,915,807	BNP Paribas SA	03/20/24	122,290
TWD	158,200,000	USD	5,108,829	Goldman Sachs International	03/20/24	131,323
TWD	56,500,000	USD	1,837,225	HSBC Bank PLC	03/20/24	34,258
TWD	64,700,000	USD	2,077,760	Morgan Stanley & Co. International PLC	03/20/24	65,336
TWD	174,900,000	USD	5,623,885	Morgan Stanley & Co. International PLC	03/20/24	169,431
USD	13,694,292	AUD	19,980,000	Bank of America N.A.	03/20/24	47,434
USD	3,382,118	CLP	2,958,000,000	Barclays Bank PLC	03/20/24	39,103
USD	4,236,164	CLP	3,736,000,000	Citibank N.A.	03/20/24	13,884
USD	3,768,593	CLP	3,319,000,000	JPMorgan Chase Bank N.A.	03/20/24	17,590
USD	2,154,429	CLP	1,881,965,000	Morgan Stanley & Co. International PLC	03/20/24	27,506
USD	7,710,818	CZK	172,400,000	UBS AG	03/20/24	17,488
USD	4,822,654	EUR	4,320,000	BNP Paribas SA	03/20/24	38,927
USD	37,825,139	EUR	34,090,000	Morgan Stanley & Co. International PLC	03/20/24	75,771
USD	4,072,312	GBP	3,180,000	BNP Paribas SA	03/20/24	17,391
USD	2,283,951	HKD	17,790,000	HSBC Bank PLC	03/20/24	1,677
USD	3,018,366	HUF	1,051,000,000	JPMorgan Chase Bank N.A.	03/20/24	14,630
USD	6,499,772	INR	541,600,000	Barclays Bank PLC	03/20/24	14,166
USD	3,477,893	INR	289,600,000	Standard Chartered Bank	03/20/24	9,962
USD	2,193,821	KRW	2,810,000,000	Goldman Sachs International	03/20/24	14,243
USD	2,166,945	MXN	37,100,000	Deutsche Bank AG	03/20/24	9,234
USD	6,607,315	MXN	113,500,000	JPMorgan Chase Bank N.A.	03/20/24	6,233
USD	6,736,011	SEK	66,700,000	BNP Paribas SA	03/20/24	102,933
ZAR	32,400,000	USD	1,725,899	Barclays Bank PLC	03/20/24	33,519
ZAR	783,500,000	USD	40,658,882	HSBC Bank PLC	03/20/24	1,887,551
ZAR	73,890,000	USD	3,964,588	State Street Bank and Trust Co.	03/20/24	47,864
JPY	237,000,000	USD	1,672,060	Goldman Sachs International	03/21/24	28,877
JPY	621,000,000	USD	4,330,252	JPMorgan Chase Bank N.A.	03/21/24	126,633
JPY	669,000,000	USD	4,796,776	JPMorgan Chase Bank N.A.	03/21/24	4,603
JPY	181,000,000	USD	1,285,004	Morgan Stanley & Co. International PLC	03/21/24	14,023
JPY	320,000,000	USD	2,291,288	Morgan Stanley & Co. International PLC	03/21/24	5,336
JPY	419,000,000	USD	2,940,145	Morgan Stanley & Co. International PLC	03/21/24	66,997

						18,158,000

AUD	15,750,000	USD	10,797,412	Bank of America N.A.	03/20/24	(39,754)
BRL	12,430,000	USD	2,559,984	Goldman Sachs International	03/20/24	(19,632)
BRL	16,850,000	USD	3,455,135	Goldman Sachs International	03/20/24	(11,456)
CAD	10,280,000	USD	7,794,551	Morgan Stanley & Co. International PLC	03/20/24	(28,175)
CAD	4,720,000	USD	3,577,622	Royal Bank of Canada	03/20/24	(11,737)
CLP	3,736,000,000	USD	4,253,962	JPMorgan Chase Bank N.A.	03/20/24	(31,682)
CLP	5,200,965,000	USD	5,912,875	Morgan Stanley & Co. International PLC	03/20/24	(34,949)
COP	8,240,000,000	USD	2,123,711	Morgan Stanley & Co. International PLC	03/20/24	(29,829)
CZK	97,300,000	USD	4,348,646	Barclays Bank PLC	03/20/24	(6,645)
CZK	111,560,000	USD	4,983,027	State Street Bank and Trust Co.	03/20/24	(4,675)
EUR	430,000	USD	477,277	Standard Chartered Bank	03/20/24	(1,118)
KRW	7,585,000,000	USD	5,888,381	JPMorgan Chase Bank N.A.	03/20/24	(5,070)
MXN	105,250,000	USD	6,123,976	Deutsche Bank AG	03/20/24	(2,708)
NOK	24,300,000	USD	2,407,764	Goldman Sachs International	03/20/24	(11,938)
NZD	13,740,000	USD	8,698,244	Barclays Bank PLC	03/20/24	(10,773)
NZD	8,150,000	USD	5,166,277	JPMorgan Chase Bank N.A.	03/20/24	(13,228)
PHP	170,700,000	USD	3,085,795	JPMorgan Chase Bank N.A.	03/20/24	(2,584)
PLN	1,200,000	USD	307,206	Barclays Bank PLC	03/20/24	(2,548)
PLN	13,860,000	USD	3,524,296	State Street Bank and Trust Co.	03/20/24	(5,498)
SEK	73,400,000	USD	7,366,741	Deutsche Bank AG	03/20/24	(67,372)
SGD	460,000	USD	350,717	JPMorgan Chase Bank N.A.	03/20/24	(933)
USD	3,381,336	AUD	4,960,000	Citibank N.A.	03/20/24	(6,472)
USD	9,436,074	AUD	13,850,000	HSBC Bank PLC	03/20/24	(23,835)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	47,852,721	AUD	72,800,000	Nomura International PLC	03/20/24	$(1,871,567)
USD	1,645,270	AUD	2,440,000	UBS AG	03/20/24	(21,313)
USD	3,413,428	BRL	17,010,000	BNP Paribas SA	03/20/24	(62,950)
USD	2,192,832	BRL	10,860,000	Goldman Sachs International	03/20/24	(26,655)
USD	3,271,448	BRL	16,370,000	Goldman Sachs International	03/20/24	(74,132)
USD	3,995,665	BRL	19,910,000	Goldman Sachs International	03/20/24	(73,394)
USD	3,269,950	CAD	4,345,404	Barclays Bank PLC	03/20/24	(12,933)
USD	7,855,853	CAD	10,660,000	Goldman Sachs International	03/20/24	(197,607)
USD	9,578,113	CAD	12,990,000	Goldman Sachs International	03/20/24	(235,625)
USD	11,293,667	CAD	15,004,596	Goldman Sachs International	03/20/24	(42,067)
USD	14,772,322	CAD	20,050,000	Goldman Sachs International	03/20/24	(375,134)
USD	108,567,716	CAD	147,390,000	Toronto-Dominion Bank	03/20/24	(2,783,084)
USD	4,753,761	CHF	4,050,000	BNP Paribas SA	03/20/24	(99,509)
USD	2,053,066	CHF	1,740,000	Goldman Sachs International	03/20/24	(32,043)
USD	3,918,948	CHF	3,370,000	HSBC Bank PLC	03/20/24	(119,452)
USD	10,673,329	CHF	9,270,000	HSBC Bank PLC	03/20/24	(435,265)
USD	5,532,797	CHF	4,720,000	JPMorgan Chase Bank N.A.	03/20/24	(123,359)
USD	6,024,309	CHF	5,120,000	JPMorgan Chase Bank N.A.	03/20/24	(111,182)
USD	10,292,059	CHF	8,880,000	JPMorgan Chase Bank N.A.	03/20/24	(349,183)
USD	1,956,034	CHF	1,680,000	Royal Bank of Canada	03/20/24	(57,175)
USD	2,088,137	CZK	47,500,000	Barclays Bank PLC	03/20/24	(31,545)
USD	60,213,489	CZK	1,365,100,000	Morgan Stanley & Co. International PLC	03/20/24	(703,936)
USD	5,667,537	CZK	129,200,000	UBS AG	03/20/24	(97,998)
USD	10,654,545	EUR	9,730,000	Bank of America N.A.	03/20/24	(119,916)
USD	12,751,664	EUR	11,580,000	Bank of America N.A.	03/20/24	(71,383)
USD	4,091,711	EUR	3,730,000	Deutsche Bank AG	03/20/24	(38,684)
USD	14,357,301	EUR	13,090,000	Deutsche Bank AG	03/20/24	(137,837)
USD	2,880,434	EUR	2,660,000	HSBC Bank PLC	03/20/24	(65,102)
USD	7,417,896	EUR	6,850,000	JPMorgan Chase Bank N.A.	03/20/24	(167,413)
USD	19,795,709	EUR	17,950,000	JPMorgan Chase Bank N.A.	03/20/24	(81,122)
USD	4,763,837	EUR	4,310,000	Morgan Stanley & Co. International PLC	03/20/24	(8,817)
USD	4,899,679	EUR	4,530,000	Morgan Stanley & Co. International PLC	03/20/24	(116,591)
USD	7,805,544	EUR	7,080,000	Morgan Stanley & Co. International PLC	03/20/24	(34,454)
USD	52,273,748	EUR	48,350,000	Standard Chartered Bank	03/20/24	(1,266,351)
USD	4,147,689	GBP	3,300,000	Barclays Bank PLC	03/20/24	(60,248)
USD	100,263,391	GBP	79,840,000	Morgan Stanley & Co. International PLC	03/20/24	(1,543,180)
USD	2,882,187	HUF	1,020,000,000	BNP Paribas SA	03/20/24	(32,952)
USD	2,346,483	HUF	840,000,000	Deutsche Bank AG	03/20/24	(54,220)
USD	3,051,607	HUF	1,091,000,000	JPMorgan Chase Bank N.A.	03/20/24	(66,448)
USD	4,709,548	IDR	72,560,000,000	Deutsche Bank AG	03/20/24	(2,709)
USD	17,815,233	IDR	279,040,000,000	Deutsche Bank AG	03/20/24	(306,432)
USD	2,160,677	IDR	33,430,000,000	JPMorgan Chase Bank N.A.	03/20/24	(10,364)
USD	5,592,233	IDR	86,400,000,000	Morgan Stanley & Co. International PLC	03/20/24	(18,833)
USD	1,650,865	INR	138,100,000	Citibank N.A.	03/20/24	(2,868)
USD	4,549,308	INR	380,600,000	Citibank N.A.	03/20/24	(8,339)
USD	2,574,691	INR	215,400,000	Goldman Sachs International	03/20/24	(4,702)
USD	7,123,780	INR	595,600,000	HSBC Bank PLC	03/20/24	(8,471)
USD	8,069,700	INR	675,400,000	Standard Chartered Bank	03/20/24	(18,148)
USD	1,865,629	KRW	2,450,000,000	Citibank N.A.	03/20/24	(34,715)
USD	6,113,544	KRW	7,930,000,000	Goldman Sachs International	03/20/24	(37,367)
USD	3,559,378	KRW	4,610,000,000	JPMorgan Chase Bank N.A.	03/20/24	(16,372)
USD	6,947,723	KRW	9,125,000,000	JPMorgan Chase Bank N.A.	03/20/24	(130,091)
USD	1,814,087	MXN	32,000,000	Morgan Stanley & Co. International PLC	03/20/24	(47,012)
USD	25,784,675	NOK	281,000,000	BNP Paribas SA	03/20/24	(1,920,149)
USD	2,044,152	NOK	21,160,000	Deutsche Bank AG	03/20/24	(42,091)
USD	7,506,069	NOK	81,300,000	Deutsche Bank AG	03/20/24	(509,597)
USD	7,697,569	NOK	84,400,000	Deutsche Bank AG	03/20/24	(623,737)
USD	6,629,625	NOK	72,200,000	Goldman Sachs International	03/20/24	(488,838)
USD	8,525,734	NOK	92,700,000	Goldman Sachs International	03/20/24	(613,900)
USD	1,843,276	NOK	19,700,000	Morgan Stanley & Co. International PLC	03/20/24	(99,019)
USD	1,958,386	NZD	3,150,000	Goldman Sachs International	03/20/24	(33,283)
USD	4,519,614	NZD	7,270,000	Goldman Sachs International	03/20/24	(77,033)

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,139,832	NZD	5,010,000	Morgan Stanley & Co. International PLC	03/20/24	$(27,870)
USD	16,579,774	NZD	27,120,000	Nomura International PLC	03/20/24	(567,550)
USD	12,724,856	NZD	20,870,000	Toronto-Dominion Bank	03/20/24	(470,743)
USD	29,214,190	PHP	1,626,500,000	Bank of America N.A.	03/20/24	(163,912)
USD	2,084,569	PHP	116,000,000	Barclays Bank PLC	03/20/24	(10,641)
USD	2,257,890	PHP	125,200,000	Goldman Sachs International	03/20/24	(3,492)
USD	2,558,600	PLN	10,100,000	Goldman Sachs International	03/20/24	(5,604)
USD	7,249,553	SEK	74,100,000	Goldman Sachs International	03/20/24	(119,429)
USD	9,425,710	SGD	12,500,000	Barclays Bank PLC	03/20/24	(79,266)
USD	3,937,673	SGD	5,270,000	BNP Paribas SA	03/20/24	(69,625)
USD	6,251,419	SGD	8,280,000	BNP Paribas SA	03/20/24	(44,678)
USD	2,486,741	SGD	3,300,000	Morgan Stanley & Co. International PLC	03/20/24	(22,573)
USD	1,196,735	THB	42,000,000	Barclays Bank PLC	03/20/24	(41,942)
USD	11,665,265	THB	413,200,000	Barclays Bank PLC	03/20/24	(520,950)
USD	11,923,092	THB	422,800,000	Barclays Bank PLC	03/20/24	(546,248)
USD	5,005,272	TWD	151,900,000	Deutsche Bank AG	03/20/24	(26,201)
USD	1,937,163	ZAR	36,100,000	Morgan Stanley & Co. International PLC	03/20/24	(23,176)
USD	2,558,872	JPY	360,000,000	Morgan Stanley & Co. International PLC	03/21/24	(24,829)
USD	6,561,126	JPY	933,000,000	Morgan Stanley & Co. International PLC	03/21/24	(134,967)
USD	11,369,436	JPY	1,635,000,000	UBS AG	03/21/24	(364,875)

						(20,497,078)

						$(2,339,078)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.41.V2	5.00%	Quarterly	12/20/28	B	USD	338,867	$20,358,734	$12,716,946	$7,641,788

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
US CPI for All Urban Consumers NSA	At Termination	2.57%	At Termination	11/14/33	USD	58,280	$784,926	$1,212	$783,714
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.40%	At Termination	11/15/33	EUR	8,400	237,777	(3,018)	240,795
Eurostat Eurozone HICP Ex Tobacco Unrevised	At Termination	2.41%	At Termination	11/15/33	EUR	29,480	854,564	55,507	799,057
UK RPI All Items NSA	At Termination	3.76%	At Termination	11/15/33	GBP	5,200	171,317	136	171,181
UK RPI All Items NSA	At Termination	3.81%	At Termination	11/15/33	GBP	19,490	765,749	(35,068)	800,817
UK RPI All Items NSA	At Termination	3.83%	At Termination	11/15/33	GBP	24,160	1,008,111	(29,401)	1,037,512

							$3,822,444	$(10,632)	$3,833,076

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency3	Rate	Frequency
28-Day MXIBTIIE, 11.50%	Monthly	8.36%	Monthly	03/20/24	(a)	03/14/29	MXN	30,660	$(1,539)	$17	$(1,556)
28-Day MXIBTIIE, 11.50%	Monthly	8.39%	Monthly	03/20/24	(a)	03/14/29	MXN	98,230	1,963	54	1,909

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28-Day MXIBTIIE, 11.50%	Monthly	8.43%	Monthly	03/20/24	(a)	03/14/29	MXN	78,610	$8,007	$44	$7,963
28-Day MXIBTIIE, 11.50%	Monthly	9.17%	Monthly	03/20/24	(a)	03/14/29	MXN	93,440	172,354	50	172,304
28-Day MXIBTIIE, 11.50%	Monthly	9.21%	Monthly	N/A		03/14/29	MXN	83,050	159,989	44	159,945
28-Day MXIBTIIE, 11.50%	Monthly	9.41%	Monthly	03/20/24	(a)	03/14/29	MXN	177,570	425,148	94	425,054
1.55%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	14,710	(442,058)	181	(442,239)
1.69%	Annual	1-Day SSARON, 1.70%	Annual	03/20/24	(a)	03/20/29	CHF	23,440	(903,894)	15,780	(919,674)
2.34%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24	(a)	03/20/29	THB	120,500	(7,427)	39	(7,466)
2.35%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24	(a)	03/20/29	THB	199,470	(13,696)	64	(13,760)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.36%	Annual	03/20/24	(a)	03/20/29	EUR	3,390	1,286	41	1,245
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.38%	Quarterly	03/20/24	(a)	03/20/29	CNY	33,510	20,312	52	20,260
2.39%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24	(a)	03/20/29	THB	120,500	(15,982)	39	(16,021)
6-mo. EURIBOR, 3.86%	Semi-Annual	2.39%	Annual	03/20/24	(a)	03/20/29	EUR	4,200	9,343	51	9,292
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.43%	Quarterly	03/20/24	(a)	03/20/29	CNY	39,920	37,697	61	37,636
2.44%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24	(a)	03/20/29	THB	180,700	(36,797)	57	(36,854)
2.45%	Quarterly	1-Day THOR, 2.50%	Quarterly	03/20/24	(a)	03/20/29	THB	73,000	(15,328)	23	(15,351)
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.46%	Quarterly	03/20/24	(a)	03/20/29	CNY	29,680	33,873	45	33,828
1-Day SORA, 3.62%	Semi-Annual	2.49%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	5,990	(1,437)	51	(1,488)
China Fixing Repo Rates 7-Day, 2.40%	Quarterly	2.50%	Quarterly	03/20/24	(a)	03/20/29	CNY	30,860	43,629	47	43,582
6-mo. EURIBOR, 3.86%	Semi-Annual	2.60%	Annual	03/20/24	(a)	03/20/29	EUR	11,090	142,601	(14,389)	156,990
6-mo. EURIBOR, 3.86%	Semi-Annual	2.62%	Annual	03/20/24	(a)	03/20/29	EUR	7,410	102,721	11,038	91,683
1-Day SORA, 3.62%	Semi-Annual	2.63%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	10,740	48,689	90	48,599
6-mo. EURIBOR, 3.86%	Semi-Annual	2.64%	Annual	03/20/24	(a)	03/20/29	EUR	4,040	60,024	48	59,976
1-Day SORA, 3.62%	Semi-Annual	2.65%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	9,740	52,764	81	52,683
6-mo. EURIBOR, 3.86%	Semi-Annual	2.65%	Annual	03/20/24	(a)	03/20/29	EUR	5,630	86,201	12,703	73,498
6-mo. EURIBOR, 3.86%	Semi-Annual	2.69%	Annual	03/20/24	(a)	03/20/29	EUR	2,000	35,210	5,105	30,105
3.01%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/29	KRW	9,121,270	(19,907)	79	(19,986)
1-Day SORA, 3.62%	Semi-Annual	3.05%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	5,500	107,387	45	107,342
1-Day SORA, 3.62%	Semi-Annual	3.12%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	16,150	353,016	133	352,883
1-Day SORA, 3.62%	Semi-Annual	3.12%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	21,550	474,862	178	474,684
3.17%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/29	KRW	9,591,760	(74,687)	83	(74,770)
3.20%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/29	KRW	6,408,410	(58,274)	54	(58,328)
1-Day SORA, 3.62%	Semi-Annual	3.22%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	5,460	139,425	45	139,380
3.27%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24	(a)	03/20/29	SEK	102,880	(461,297)	(10,146)	(451,151)
3.28%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24	(a)	03/20/29	SEK	180,020	(817,131)	(115,474)	(701,657)
1-Day CORRA, 5.00%	Semi-Annual	3.31%	Semi-Annual	03/20/24	(a)	03/20/29	CAD	10,850	112,719	(4,880)	117,599
3.33%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24	(a)	03/20/29	SEK	124,940	(596,448)	127	(596,575)
1-Day CORRA, 5.00%	Semi-Annual	3.34%	Semi-Annual	03/20/24	(a)	03/20/29	CAD	12,770	144,754	105	144,649
1-Day CORRA, 5.00%	Semi-Annual	3.36%	Semi-Annual	03/20/24	(a)	03/20/29	CAD	11,510	137,920	(20,214)	158,134
3.36%	Quarterly	3-mo. KRW CDC, 3.83%	Quarterly	03/20/24	(a)	03/20/29	KRW	6,358,630	(94,171)	54	(94,225)
6-mo. PRIBOR, 6.43%	Semi-Annual	3.42%	Annual	03/20/24	(a)	03/20/29	CZK	98,410	5,630	49	5,581
6-mo. PRIBOR, 6.43%	Semi-Annual	3.44%	Annual	03/20/24	(a)	03/20/29	CZK	104,930	9,885	52	9,833
3.45%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	34,070	(34,358)	49	(34,407)
3.49%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	36,850	(45,526)	53	(45,579)
3.49%	Annual	6-mo. PRIBOR, 6.43%	Semi-Annual	03/20/24	(a)	03/20/29	CZK	91,680	(18,436)	46	(18,482)
3.50%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24	(a)	03/20/29	SEK	97,470	(541,062)	99	(541,161)
1-Day SORA, 3.62%	Semi-Annual	3.51%	Semi-Annual	03/20/24	(a)	03/20/29	SGD	7,140	255,536	58	255,478
3.51%	Annual	3-mo. STIBOR, 4.05%	Quarterly	03/20/24	(a)	03/20/29	SEK	27,170	(152,009)	28	(152,037)
3.75%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	21,230	(56,951)	30	(56,981)
3.80%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	129,210	(386,940)	185	(387,125)
3-mo. KRW CDC, 3.83%	Quarterly	3.83%	Quarterly	03/20/24	(a)	03/20/29	KRW	7,683,550	245,008	66	244,942
3.87%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	93,620	(314,893)	134	(315,027)
3.88%	Semi-Annual	6-mo. BBSW, 4.45%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	2,515	2,366	19	2,347
3.89%	Semi-Annual	6-mo. BBSW, 4.45%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	2,515	2,058	19	2,039
3.90%	Semi-Annual	6-mo. BBSW, 4.45%	Semi-Annual	03/20/24	(a)	03/20/29	AUD	10,440	5,199	80	5,119
3-mo. TELBOR, 4.52%	Quarterly	3.92%	Annual	N/A		03/20/29	ILS	10,270	75,532	28	75,504
6-mo. PRIBOR, 6.43%	Semi-Annual	3.93%	Annual	03/20/24	(a)	03/20/29	CZK	150,650	166,538	(17,104)	183,642
6-mo. PRIBOR, 6.43%	Semi-Annual	3.98%	Annual	03/20/24	(a)	03/20/29	CZK	234,560	283,405	114	283,291

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps  (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-mo. PRIBOR, 6.43%	Semi-Annual	4.04%	Annual	03/20/24	(a)	03/20/29	CZK	245,530	$324,920	$120	$324,800
6-mo. PRIBOR, 6.43%	Semi-Annual	4.05%	Annual	03/20/24	(a)	03/20/29	CZK	100,630	136,064	49	136,015
4.06%	Annual	1-Day SONIA, 5.19%	Annual	03/20/24	(a)	03/20/29	GBP	5,460	(246,663)	76	(246,739)
6-mo. PRIBOR, 6.43%	Semi-Annual	4.10%	Annual	03/20/24	(a)	03/20/29	CZK	289,570	421,292	142	421,150
3-mo. KRW CDC, 3.83%	Quarterly	4.12%	Quarterly	03/20/24	(a)	03/20/29	KRW	5,867,210	248,421	48	248,373
1-Day SOFR, 5.38%	Annual	4.21%	Annual	03/20/24	(a)	03/20/29	USD	12,600	441,519	140	441,379
4.28%	Annual	6-mo. NIBOR, 4.84%	Semi-Annual	03/20/24	(a)	03/20/29	NOK	658,400	(2,699,624)	(138,023)	(2,561,601)
6-mo. WIBOR, 5.82%	Semi-Annual	4.38%	Annual	03/20/24	(a)	03/20/29	PLN	46,280	29,428	129	29,299
1-Day SOFR, 5.38%	Annual	4.39%	Annual	03/20/24	(a)	03/20/29	USD	16,230	699,186	71,686	627,500
4.40%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	14,710	(93,887)	21	(93,908)
4.45%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	155,370	(1,037,943)	222	(1,038,165)
4.48%	Quarterly	3-mo. HIBOR, 5.15%	Quarterly	03/20/24	(a)	03/20/29	HKD	97,060	(663,002)	138	(663,140)
6-mo. WIBOR, 5.82%	Semi-Annual	4.49%	Annual	03/20/24	(a)	03/20/29	PLN	45,400	81,436	127	81,309
6-mo. WIBOR, 5.82%	Semi-Annual	4.55%	Annual	03/20/24	(a)	03/20/29	PLN	16,840	41,059	45	41,014
4.61%	Semi-Annual	3-mo. BBR, 5.72%	Quarterly	03/20/24	(a)	03/20/29	NZD	6,770	(114,909)	46	(114,955)
6-mo. WIBOR, 5.82%	Semi-Annual	4.62%	Annual	03/20/24	(a)	03/20/29	PLN	36,140	119,304	96	119,208
6-mo. WIBOR, 5.82%	Semi-Annual	4.62%	Annual	03/20/24	(a)	03/20/29	PLN	26,990	87,919	76	87,843
6-mo. WIBOR, 5.82%	Semi-Annual	4.63%	Annual	03/20/24	(a)	03/20/29	PLN	20,930	70,693	55	70,638
7.87%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24	(a)	03/20/29	ZAR	102,540	48,354	61	48,293
7.95%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24	(a)	03/20/29	ZAR	123,410	37,482	74	37,408
8.12%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24	(a)	03/20/29	ZAR	131,140	(8,795)	77	(8,872)
3-mo. JIBAR, 8.40%	Quarterly	8.13%	Quarterly	03/20/24	(a)	03/20/29	ZAR	87,270	7,002	52	6,950
8.13%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24	(a)	03/20/29	ZAR	108,910	(9,932)	64	(9,996)
8.22%	Quarterly	3-mo. JIBAR, 8.40%	Quarterly	03/20/24	(a)	03/20/29	ZAR	84,610	(23,495)	50	(23,545)
3-mo. JIBAR, 8.40%	Quarterly	8.56%	Quarterly	03/20/24	(a)	03/20/29	ZAR	124,540	127,484	75	127,409
1-Day SONIA, 5.19%	Annual	4.36%	Annual	N/A		11/01/33	GBP	1,590	176,266	15,223	161,043
6-mo. BBSW, 4.45%	Semi-Annual	5.23%	Semi-Annual	N/A		11/02/33	AUD	3,110	181,906	28,696	153,210
6-mo. EURIBOR, 3.86%	Semi-Annual	3.35%	Annual	N/A		11/03/33	EUR	3,540	284,606	40,967	243,639
1-Day CORRA, 5.00%	Semi-Annual	3.84%	Semi-Annual	N/A		11/08/33	CAD	1,380	66,002	49	65,953
1-Day SONIA, 5.19%	Annual	4.09%	Annual	N/A		11/08/33	GBP	820	67,300	47	67,253
6-mo. BBSW, 4.45%	Semi-Annual	4.87%	Semi-Annual	N/A		11/09/33	AUD	1,990	75,908	22	75,886
6-mo. BBSW, 4.45%	Semi-Annual	4.79%	Semi-Annual	N/A		11/29/33	AUD	3,960	134,589	45	134,544
1-Day SOFR, 5.38%	Annual	3.58%	Annual	N/A		12/18/33	USD	3,010	21,705	52	21,653

									$(2,115,602)	$(113,549)	$(2,002,053)

(a)	Forward Swap.

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)	Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Bank of America N.A.(b)	02/15/28	$7,779,270	$ (560,954)(c)	$ 7,987,643	8.9%
	Monthly	Bank of America N.A.(d)	02/15/28	109,362,458	(1,251,363)(e)	108,717,552	8.4
	Monthly	Barclays Bank PLC(f)	01/22/25	(135,803,725)	(2,882,562)(g)	(138,883,464)	15.0
	Monthly	Barclays Bank PLC(h)	01/22/25	43,056,016	(2,459,537)(i)	42,098,210	12.8
	Monthly	BNP Paribas SA(j)	04/29/24	6,410,678	987,132(k)	7,859,255	12.1
	Monthly	BNP Paribas SA(l)	04/29/24	(278,375)	(1,250,438)(m)	(1,580,295)	9.4
	Monthly	Citibank N.A.(n)	02/24/28	30,447,044	(317,888)(o)	30,129,995	3.5
	Monthly	Citibank N.A.(p)	02/24/28	24,413,304	(903,699)(q)	23,214,276	4.5
	Monthly	Goldman Sachs Bank USA(r)	08/19/26	111,921,415	4,473,205(s)	116,787,941	3.5
	Monthly	Goldman Sachs Bank USA(t)	08/19/26	25,579,931	(3,936,331)(u)	22,077,164	2.4
	Monthly	HSBC Bank PLC(v)	02/10/28	51,019,018	(2,420,083)(w)	49,847,487	6.8
	Monthly	HSBC Bank PLC(x)	02/10/28	(57,336,572)	(5,207,097)(y)	(61,601,908)	8.6
		Morgan Stanley & Co.
	Monthly	International PLC(z)	10/03/28	65,231,929	(2,486,690)(aa)	62,320,698	7.4
		Morgan Stanley & Co.
	Monthly	International PLC(ab)	10/03/28	192,601,738	(2,251,952)(ac)	190,551,737	11.3

					$(20,468,257)	$459,526,291

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

OTC Total Return Swaps (continued)

(c)	Amount includes $(769,327) of net dividends and financing fees.
(e)	Amount includes $(606,457) of net dividends and financing fees.
(g)	Amount includes $ 197,177 of net dividends and financing fees.
(i)	Amount includes $(1,501,731) of net dividends and financing fees.
(k)	Amount includes $(461,445) of net dividends and financing fees.
(m)	Amount includes $ 51,482 of net dividends and financing fees.
(o)	Amount includes $(839) of net dividends and financing fees.
(q)	Amount includes $ 295,329 of net dividends and financing fees.
(s)	Amount includes $(393,321) of net dividends and financing fees.
(u)	Amount includes $(433,564) of net dividends and financing fees.
(w)	Amount includes $(1,248,552) of net dividends and financing fees.
(y)	Amount includes $(941,761) of net dividends and financing fees.
(aa)	Amount includes $ 424,541 of net dividends and financing fees.
(ac)	Amount includes $(201,951) of net dividends and financing fees.

   The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(h)
Range:	0-20 basis points	0-40 basis points	0-25 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(f)	(j)	(l)
	0-38 basis points	0-20 basis points	0-50 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(n)	(p)	(r)
	0-82 basis points	0-20 basis points	0-20 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

	(t)	(v)	(x)
	9-20 basis points	0-50 basis points	0-20 basis points
	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(z)	(ab)
	15-20 basis points	15-20 basis points
	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date 02/15/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Olin Corp.	562,779	$30,361,927	380.1%

Containers & Packaging
International Paper Co.	743,012	26,859,884	336.3

Diversified Telecommunication Services
AT&T, Inc.	1,151,503	19,322,220	241.9

Security	Shares	Value	% of Basket Value

Electric Utilities
Duke Energy Corp.	303,467	$29,448,438	368.7%

Ground Transportation
CSX Corp.	224,351	7,778,249	97.4

Health Care Providers & Services
Cardinal Health, Inc.	283,042	28,530,634	357.2

Hotels, Restaurants & Leisure
Yum! Brands, Inc.	227,328	29,702,677	371.9

Insurance
Chubb Ltd.	135,451	30,611,926	383.2
Marsh & McLennan Cos., Inc.	54,675	10,359,272	129.7

		40,971,198

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Metals & Mining
Cleveland-Cliffs, Inc.	1,452,071	$29,651,290	371.2%

Oil, Gas & Consumable Fuels
APA Corp.	244,425	8,769,969	109.8
Murphy Oil Corp.	649,255	27,697,218	346.7

		36,467,187

Specialty Retail
Bath & Body Works, Inc.	630,940	27,231,370	340.9

Total Reference Entity — Long		306,325,074

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(66,895)	(17,436,851)	(218.3)

Chemicals
Eastman Chemical Co.	(78,660)	(7,065,241)	(88.5)

Consumer Finance
Ally Financial, Inc.	(855,819)	(29,885,199)	(374.1)

Containers & Packaging
Sealed Air Corp.	(452,812)	(16,536,694)	(207.0)

Diversified Telecommunication Services
Verizon Communications, Inc.	(686,921)	(25,896,922)	(324.2)

Electric Utilities
FirstEnergy Corp.	(322,705)	(11,830,365)	(148.1)

Food Products
Lamb Weston Holdings, Inc.	(280,608)	(30,330,919)	(379.7)
Tyson Foods, Inc., Class A	(577,564)	(31,044,065)	(388.7)

		(61,374,984)

Metals & Mining
Freeport-McMoRan, Inc.	(361,127)	(15,373,177)	(192.5)
Teck Resources Ltd., Class B	(383,994)	(16,231,426)	(203.2)

		(31,604,603)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(138,221)	(9,056,240)	(113.4)
Enbridge, Inc.	(291,039)	(10,483,225)	(131.2)
TC Energy Corp.	(736,989)	(28,808,900)	(360.7)

		(48,348,365)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(124,098)	(18,293,286)	(229.0)

Security	Shares		Value	% of Basket Value

Specialty Retail
Best Buy Co., Inc.	(384,069	)$	(30,064,921)	(376.4)%

Total Reference Entity — Short			(298,337,431)

Net Value of Reference Entity — Bank of America N.A.			$7,987,643

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America N.A. as of period end, termination date 02/15/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Building Products
Owens Corning	127,769	$18,939,199	17.4%
Trane Technologies PLC	9,118	2,223,880	2.1

		21,163,079

Chemicals
DuPont de Nemours, Inc.	325,732	25,058,563	23.1
Nutrien Ltd.	439,024	24,730,222	22.7

		49,788,785

Electric Utilities
Eversource Energy	116,460	7,187,911	6.6

Food Products
Hormel Foods Corp.	535,610	17,198,437	15.8
McCormick & Co., Inc.	287,361	19,661,240	18.1
Mondelez International, Inc.	1,807	130,881	0.1

		36,990,558

Ground Transportation
Uber Technologies, Inc.	387,082	23,832,639	21.9

Health Care Providers & Services
DaVita, Inc.	230,956	24,194,950	22.3

Hotels, Restaurants & Leisure
Booking Holdings, Inc.	3,450	12,237,909	11.2
Yum! Brands, Inc.	191,336	24,999,962	23.0

		37,237,871

Interactive Media & Services
Meta Platforms, Inc., Class A	55,906	19,788,488	18.2
Zoominfo Technologies, Inc., Class A	724,193	13,390,328	12.3

		33,178,816

IT Services
Twilio, Inc., Class A	321,857	24,419,291	22.5

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Marathon Oil Corp.	445,418	$10,761,299	9.9%
Range Resources Corp.	332,408	10,118,499	9.3

		20,879,798

Passenger Airlines
Delta Air Lines, Inc.	272,938	10,980,296	10.1

Professional Services
Verisk Analytics, Inc., Class A	42,818	10,227,507	9.4

Residential REITs
UDR, Inc.	653,371	25,017,576	23.0

Specialty Retail
Best Buy Co., Inc.	204,173	15,982,662	14.7

Total Reference Entity — Long		341,081,739

Reference Entity — Short

Common Stocks

Automobiles
Stellantis NV	(1,066,246)	(24,864,857)	(22.9)

Capital Markets
Raymond James Financial, Inc.	(96,951)	(10,810,036)	(9.9)

Chemicals
Celanese Corp., Class A	(158,990)	(24,702,276)	(22.7)
PPG Industries, Inc.	(4,601)	(688,080)	(0.7)

		(25,390,356)

Construction & Engineering
Fluor Corp.	(199,852)	(7,828,203)	(7.2)

Consumer Staples Distribution & Retail
U.S. Foods Holding Corp.	(390,479)	(17,731,651)	(16.3)

Containers & Packaging
Avery Dennison Corp.	(86,266)	(17,439,535)	(16.0)
Graphic Packaging Holding Co.	(341,702)	(8,422,954)	(7.8)

		(25,862,489)

Electronic Equipment, Instruments & Components
Teledyne Technologies, Inc.	(299)	(133,441)	(0.1)

Entertainment
Walt Disney Co.	(829)	(74,850)	(0.1)

Financial Services
Apollo Global Management, Inc.	(251,936)	(23,477,916)	(21.6)
PayPal Holdings, Inc.	(2,645)	(162,429)	(0.2)

		(23,640,345)

Health Care REITs
Medical Properties Trust, Inc.	(119,044)	(584,506)	(0.5)

Hotels, Restaurants & Leisure
Expedia Group, Inc.	(154,211)	(23,407,688)	(21.6)
Marriott International, Inc., Class A	(58,444)	(13,179,706)	(12.1)

		(36,587,394)

Leisure Products
Hasbro Inc.	(1,936)	(98,852)	(0.1)

Security	Shares	Value	% of Basket Value

Life Sciences Tools & Services
Illumina, Inc.	(5,564)	$(774,732)	(0.7)%
Revvity, Inc.	(218,078)	(23,838,106)	(21.9)

		(24,612,838)

Oil, Gas & Consumable Fuels
Suncor Energy, Inc.	(115,159)	(3,689,694)	(3.4)

Passenger Airlines
Southwest Airlines Co.	(31,710)	(915,785)	(0.8)

Real Estate Management & Development
CBRE Group, Inc., Class A	(264,446)	(24,617,278)	(22.6)

Retail REITs
Realty Income Corp.	(2,210)	(126,898)	(0.1)

Semiconductors & Semiconductor Equipment
Intel Corp.	(37,726)	(1,895,732)	(1.7)

Software
Workday, Inc., Class A	(9,067)	(2,503,036)	(2.3)

Technology Hardware, Storage & Peripherals
Seagate Technology Holdings PLC	(4,638)	(395,946)	(0.4)

Total Reference Entity — Short		(232,364,187)

Net Value of Reference Entity — Bank of America N.A		$108,717,552

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date 01/22/25:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Freight & Logistics
CH Robinson Worldwide, Inc.	287,099	$24,802,483	(17.9)%

Chemicals
Mosaic Co.	414,067	14,794,614	(10.7)

Commercial Services & Supplies
Waste Connections, Inc.	163,415	24,392,957	(17.6)

Construction Materials
Martin Marietta Materials, Inc.	48,129	24,012,039	(17.3)

Containers & Packaging
Packaging Corp. of America	138,384	22,544,137	(16.2)

Distributors
LKQ Corp.	26,704	1,276,184	(0.9)

Diversified Telecommunication Services
AT&T, Inc.	1,267,593	21,270,211	(15.3)

Energy Equipment & Services
Patterson-UTI Energy, Inc.	83,576	902,621	(0.6)

Entertainment
Warner Bros Discovery, Inc.	349,834	3,981,111	(2.9)

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Ground Transportation
CSX Corp.	260,824	$9,042,768	(6.5)%

Health Care Providers & Services
Cigna Group	82,965	24,843,869	(17.9)
Laboratory Corp. of America Holdings	1,082	245,928	(0.2)
McKesson Corp.	3,743	1,732,934	(1.2)

		26,822,731

Health Care REITs
Healthpeak Properties, Inc.	712,169	14,100,946	(10.2)

Hotels, Restaurants & Leisure
Starbucks Corp.	248,000	23,810,480	(17.1)

Household Products
Clorox Co.	9,625	1,372,429	(1.0)
Colgate-Palmolive Co.	318,117	25,357,106	(18.2)

		26,729,535

Insurance
American International Group, Inc., Class A	171,621	11,627,323	(8.4)

Machinery
Caterpillar, Inc.	84,055	24,852,542	(17.9)

Oil, Gas & Consumable Fuels
EOG Resources, Inc.	1,631	197,269	(0.1)
EQT Corp.	416,705	16,109,815	(11.6)
HF Sinclair Corp.	434,257	24,131,662	(17.4)
Southwestern Energy Co.	361,743	2,369,417	(1.7)
Valero Energy Corp.	189,938	24,691,940	(17.8)

		67,500,103

Semiconductors & Semiconductor Equipment
Lam Research Corp.	31,821	24,924,116	(17.9)

Specialty Retail
AutoZone, Inc.	289	747,241	(0.5)
Gap, Inc.	1,142,406	23,887,710	(17.2)

		24,634,951

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc.	325,414	24,894,171	(17.9)

Textiles, Apparel & Luxury Goods
NIKE, Inc.	5,149	559,027	(0.4)

Water Utilities
American Water Works Co., Inc.	126,858	16,743,987	(12.1)

Total Reference Entity — Long		434,219,037

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(54,630)	(14,239,856)	10.2
Spirit AeroSystems Holdings, Inc., Class A	(780,983)	(24,819,639)	17.9

		(39,059,495)

Beverages
Keurig Dr. Pepper, Inc.	(2,954)	(98,427)	0.1

Biotechnology
AbbVie, Inc.	(151,799)	(23,524,291)	16.9

Security	Shares	Value	% of Basket Value

Capital Markets
Cboe Global Markets, Inc.	(748)	$(133,563)	0.1%
KKR & Co., Inc.	(286,733)	(23,755,829)	17.1

		(23,889,392)

Chemicals
Albemarle Corp.	(111,238)	(16,071,666)	11.6
Corteva, Inc.	(275,408)	(13,197,552)	9.5

		(29,269,218)

Construction & Engineering
Quanta Services, Inc.	(116,111)	(25,056,754)	18.0

Consumer Finance
Capital One Financial Corp.	(17,910)	(2,348,359)	1.7

Consumer Staples Distribution & Retail
Dollar General Corp.	(186,392)	(25,339,993)	18.2
Dollar Tree, Inc.	(70,944)	(10,077,595)	7.3

		(35,417,588)

Electronic Equipment, Instruments & Components
Amphenol Corp., Class A	(1,097)	(108,746)	0.1

Energy Equipment & Services
NOV, Inc.	(71,227)	(1,444,483)	1.0

Financial Services
Block, Inc.	(230,657)	(17,841,319)	12.8

Food Products
Tyson Foods, Inc., Class A	(398,841)	(21,437,704)	15.4

Ground Transportation
Canadian National Railway Co.	(130,241)	(16,362,177)	11.8

Hotels, Restaurants & Leisure
Hyatt Hotels Corp., Class A	(45,589)	(5,945,261)	4.3
Penn Entertainment, Inc.	(692,677)	(18,023,456)	13.0

		(23,968,717)

Household Durables
Tempur Sealy International, Inc.	(483,612)	(24,649,704)	17.7

Independent Power and Renewable Electricity Producers
AES Corp.	(1,295,996)	(24,947,923)	18.0

Industrial REITs
Rexford Industrial Realty, Inc.	(210,030)	(11,782,683)	8.5

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	(37,734)	(8,920,318)	6.4

Media
Comcast Corp.	(141,438)	(6,202,056)	4.5
Paramount Global, Class B	(111,735)	(1,652,561)	1.2

		(7,854,617)

Metals & Mining
Southern Copper Corp.	(93,823)	(8,075,346)	5.8

Oil, Gas & Consumable Fuels
APA Corp.	(208,366)	(7,476,172)	5.4
Cenovus Energy, Inc.	(160,005)	(2,664,083)	1.9
Chevron Corp.	(101,878)	(15,196,122)	10.9
Diamondback Energy, Inc.	(27,857)	(4,320,063)	3.1
Exxon Mobil Corp.	(24,201)	(2,419,616)	1.8

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.	(26,206)	$(462,274)	0.3%
Occidental Petroleum Corp.	(32,153)	(1,919,856)	1.4
Phillips 66	(50,947)	(6,783,084)	4.9

		(41,241,270)

Personal Care Products
Estee Lauder Cos., Inc., Class A	(110,109)	(16,103,441)	11.6

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(166,801)	(21,335,516)	15.4

Retail REITs
Simon Property Group, Inc.	(5,502)	(784,805)	0.6

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(283)	(315,899)	0.2
Entegris, Inc.	(206,280)	(24,716,469)	17.8
ON Semiconductor Corp.	(276,219)	(23,072,573)	16.6

		(48,104,941)

Specialized REITs
Crown Castle International Corp.	(128,092)	(14,754,917)	10.6
Extra Space Storage, Inc.	(150,927)	(24,198,126)	17.4

		(38,953,043)

Specialty Retail
Advance Auto Parts, Inc.	(391,696)	(23,905,207)	17.2
Dick’s Sporting Goods, Inc.	(161,058)	(23,667,473)	17.1

		(47,572,680)

Trading Companies & Distributors
United Rentals, Inc.	(22,583)	(12,949,544)	9.3

Total Reference Entity — Short		(573,102,501)

Net Value of Reference Entity — Barclays Bank PLC		$(138,883,464)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date 01/22/25:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Broadline Retail
Kohl’s Corp.	338,098	$9,696,651	23.0%

Communications Equipment
Cisco Systems, Inc.	602,431	30,434,814	72.3

Electric Utilities
Exelon Corp.	549,247	19,717,967	46.8

Ground Transportation
CSX Corp.	498,322	17,276,824	41.0

Health Care Equipment & Supplies
Baxter International, Inc.	349,645	13,517,276	32.1

Security	Shares	Value	% of Basket Value

Health Care Providers & Services
CVS Health Corp.	378,349	$29,874,437	71.0%
McKesson Corp.	64,853	30,025,642	71.3

		59,900,079

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	213,520	13,368,487	31.8
McDonald’s Corp.	76,305	22,625,196	53.7
MGM Resorts International	296,471	13,246,324	31.5
Royal Caribbean Cruises Ltd.	84,166	10,898,655	25.9

		60,138,662

Household Durables
KB Home	4,096	255,836	0.6
Toll Brothers, Inc.	73,894	7,595,564	18.1

		7,851,400

Insurance
Allstate Corp.	47,330	6,625,253	15.7
American International Group, Inc., Class A	299,980	20,323,645	48.3
Hartford Financial Services Group, Inc.	352,923	28,367,951	67.4

		55,316,849

Media
Comcast Corp., Class A	659,979	28,940,079	68.7

Metals & Mining
Newmont Corp.	702,263	29,066,666	69.1

Oil, Gas & Consumable Fuels
APA Corp.	575,564	20,651,236	49.1
ConocoPhillips, Class A	252,481	29,305,470	69.6
Kinder Morgan, Inc.	120,514	2,125,867	5.0
Marathon Petroleum Corp.	92,482	13,720,629	32.6
Valero Energy Corp.	230,418	29,954,340	71.2

		95,757,542

Specialized REITs
Weyerhaeuser Co.	57,210	1,989,192	4.7

Specialty Retail
AutoZone, Inc.	9,001	23,273,076	55.3

Total Reference Entity — Long		452,877,077

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(572,191)	(30,966,977)	(73.5)
TransDigm Group, Inc.	(30,252)	(30,602,923)	(72.7)

		(61,569,900)

Air Freight & Logistics
United Parcel Service, Inc., Class B	(185,141)	(29,109,719)	(69.1)

Automobile Components
BorgWarner, Inc.	(800,539)	(28,699,323)	(68.2)

Broadline Retail
Nordstrom, Inc.	(248,363)	(4,582,297)	(10.9)

Chemicals
Corteva, Inc.	(43,798)	(2,098,800)	(5.0)

Containers & Packaging
Ball Corp.	(503,304)	(28,950,046)	(68.8)

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Food Products
Campbell Soup Co.	(254,035)	$(10,981,933)	(26.1)%
General Mills, Inc.	(447,504)	(29,150,411)	(69.2)

		(40,132,344)

Ground Transportation
Avis Budget Group, Inc.	(4,272)	(757,255)	(1.8)

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(358,450)	(6,979,022)	(16.6)

Hotels, Restaurants & Leisure
Darden Restaurants, Inc.	(45,511)	(7,477,457)	(17.8)

Household Durables
D.R. Horton, Inc.	(35,899)	(5,455,930)	(12.9)
PulteGroup, Inc.	(94,459)	(9,750,058)	(23.2)

		(15,205,988)

Independent Power and Renewable Electricity
Producers
AES Corp.	(961,292)	(18,504,871)	(44.0)

Insurance
Prudential Financial, Inc.	(98,652)	(10,231,199)	(24.3)

Life Sciences Tools & Services
Danaher Corp.	(127,810)	(29,567,565)	(70.2)

Metals & Mining
Barrick Gold Corp.	(7,350)	(132,962)	(0.3)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(317,258)	(20,786,744)	(49.4)
Enbridge, Inc.	(547,857)	(19,733,809)	(46.9)
Occidental Petroleum Corp.	(10,282)	(613,939)	(1.4)

		(41,134,492)

Passenger Airlines
American Airlines Group, Inc.	(794,433)	(10,915,510)	(25.9)
Southwest Airlines Co.	(105,224)	(3,038,869)	(7.2)

		(13,954,379)

Residential REITs
Equity Residential	(70,698)	(4,323,890)	(10.3)

Retail REITs
Simon Property Group, Inc.	(57,557)	(8,209,930)	(19.5)

Specialized REITs
Iron Mountain, Inc.	(195,297)	(13,666,884)	(32.5)

Trading Companies & Distributors
United Rentals, Inc.	(38,912)	(22,312,919)	(53.0)

Security	Shares	Value	% of Basket Value

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(144,562)	$(23,177,625)	(55.1)%

Total Reference Entity — Short		(410,778,867)

Net Value of Reference Entity — Barclays Bank PLC		$42,098,210

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date 04/29/24:

Security	Shares		Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Northrop Grumman Corp.	63,306$		29,636,071	377.1%

Diversified Consumer Services
H&R Block, Inc.		570,326	27,586,668	351.0

Electric Utilities
American Electric Power Co., Inc.		27,086	2,199,925	28.0
NRG Energy, Inc.		557,109	28,802,535	366.5

			31,002,460

Food Products
Mondelez International, Inc.		4,890	354,183	4.5

Ground Transportation
Norfolk Southern Corp.		131,440	31,069,787	395.3
Union Pacific Corp.		122,562	30,103,679	383.1

			61,173,466

Health Care Providers & Services
DaVita, Inc.		279,270	29,256,325	372.2
Quest Diagnostics, Inc.		180,269	24,855,490	316.3

			54,111,815

Hotels, Restaurants & Leisure
Expedia Group, Inc.		182,229	27,660,540	351.9

Industrial Conglomerates
Honeywell International, Inc.		148,548	31,152,001	396.4

Insurance
Marsh & McLennan Cos., Inc.		31,985	6,060,198	77.1

Machinery
Deere & Co.		58,808	23,515,555	299.2

Media
Paramount Global, Class B		272,761	4,034,135	51.3

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Multi-Utilities
Dominion Energy, Inc.	610,888	$28,711,736	365.3%

Oil, Gas & Consumable Fuels
Ovintiv, Inc.	683,489	30,018,837	381.9

Software
Oracle Corp.	231,821	24,440,888	311.0

Specialty Retail
Lowe’s Cos., Inc.	22,987	5,115,757	65.1

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	393,148	30,075,822	382.7

Total Reference Entity — Long		414,650,132

Reference Entity — Short

Common Stocks

Broadline Retail
Nordstrom, Inc.	(269,004)	(4,963,124)	(63.1)

Chemicals
Dow, Inc.	(79,013)	(4,333,073)	(55.1)

Consumer Finance
American Express Co.	(98,417)	(18,437,441)	(234.6)
Capital One Financial Corp.	(230,382)	(30,207,688)	(384.4)

		(48,645,129)

Consumer Staples Distribution & Retail
Target Corp.	(209,208)	(29,795,403)	(379.1)

Electric Utilities
FirstEnergy Corp.	(477,792)	(17,515,854)	(222.9)
Southern Co.	(250,665)	(17,576,630)	(223.6)

		(35,092,484)

Entertainment
Walt Disney Co.	(119,029)	(10,747,128)	(136.7)

Financial Services
Fiserv, Inc.	(222,278)	(29,527,410)	(375.7)

Health Care Equipment & Supplies
Boston Scientific Corp.	(505,014)	(29,194,859)	(371.5)

Health Care Providers & Services
HCA Healthcare, Inc.	(110,560)	(29,926,381)	(380.8)

Hotel & Resort REITs
Host Hotels & Resorts, Inc.	(1,060,261)	(20,643,282)	(262.7)

Household Durables
D.R. Horton, Inc.	(13,654)	(2,075,135)	(26.4)

Independent Power and Renewable Electricity
Producers
AES Corp.	(578,493)	(11,135,990)	(141.7)

Insurance
MetLife, Inc.	(449,404)	(29,719,087)	(378.1)

Oil, Gas & Consumable Fuels
Targa Resources Corp.	(206,409)	(17,930,750)	(228.1)
Williams Cos., Inc.	(798,475)	(27,810,884)	(353.9)

		(45,741,634)

Security	Shares	Value	% of Basket Value

Passenger Airlines
Southwest Airlines Co.	(609,567)	$(17,604,295)	(224.0)%

Pharmaceuticals
Pfizer, Inc.	(802,329)	(23,099,052)	(293.9)

Semiconductors & Semiconductor Equipment
Advanced Micro Devices, Inc.	(83,468)	(12,304,018)	(156.6)

Specialized REITs
Iron Mountain, Inc.	(208,381)	(14,582,502)	(185.5)

Trading Companies & Distributors
United Rentals, Inc.	(13,360)	(7,660,891)	(97.5)

Total Reference Entity — Short		(406,790,877)

Net Value of Reference Entity — BNP Paribas SA		$7,859,255

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with BNP Paribas SA as of period end, termination date 04/29/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Mosaic Co.	242,725	$8,672,564	(548.8)%

Consumer Finance
Synchrony Financial	653,418	24,954,033	(1,579.1)

Diversified Telecommunication Services
AT&T, Inc.	187,431	3,145,092	(199.0)

Electric Utilities
Evergy, Inc.	469,747	24,520,794	(1,551.7)
Eversource Energy	162,674	10,040,239	(635.3)

		34,561,033

Energy Equipment & Services
Baker Hughes Co., Class A	86,232	2,947,410	(186.5)
Halliburton Co.	682,341	24,666,627	(1,560.9)

		27,614,037

Health Care REITs
Healthpeak Properties, Inc.	353,026	6,989,915	(442.3)

Household Products
Kimberly-Clark Corp.	196,551	23,882,912	(1,511.3)
Procter & Gamble Co.	79,514	11,651,982	(737.3)

		35,534,894

Interactive Media & Services
Match Group, Inc.	682,195	24,900,117	(1,575.7)

IT Services
VeriSign, Inc.	114,510	23,584,480	(1,492.4)

Machinery
Deere & Co.	15,121	6,046,434	(382.6)

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Machinery (continued)
Otis Worldwide Corp.	26,639	$2,383,391	(150.8)%
Stanley Black & Decker, Inc.	246,889	24,219,811	(1,532.6)

		32,649,636

Office REITs
Alexandria Real Estate Equities, Inc.	59,699	7,568,042	(478.9)

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	162,949	24,175,114	(1,529.8)

Residential REITs
Camden Property Trust	246,598	24,484,715	(1,549.4)
Equity Residential	66,447	4,063,899	(257.1)

		28,548,614

Specialized REITs
SBA Communications Corp., Class A	57,490	14,584,638	(922.9)

Specialty Retail
O’Reilly Automotive, Inc.	24,936	23,691,195	(1,499.2)

Total Reference Entity — Long		321,173,404

Reference Entity — Short

Common Stocks

Automobiles
Ford Motor Co.	(2,040,836)	(24,877,791)	1,574.2

Beverages
Brown-Forman Corp., Class B	(428,093)	(24,444,110)	1,546.8

Capital Markets
Raymond James Financial, Inc.	(121,938)	(13,596,087)	860.3

Chemicals
FMC Corp.	(280,155)	(17,663,773)	1,117.8

Consumer Finance
Discover Financial Services	(225,386)	(25,333,386)	1,603.1

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	(172,138)	(4,494,523)	284.4

Containers & Packaging
Amcor PLC	(1,345,444)	(12,970,080)	820.7

Electronic Equipment, Instruments &
Components
Keysight Technologies, Inc.	(157,868)	(25,115,220)	1,589.3

Health Care REITs
Medical Properties Trust, Inc., Class B	(3,294,179)	(16,174,419)	1,023.5

Insurance
Arthur J Gallagher & Co.	(26,565)	(5,973,937)	378.0
Brown & Brown, Inc.	(294,827)	(20,965,148)	1,326.7

		(26,939,085)

IT Services
Gartner, Inc.	(54,392)	(24,536,775)	1,552.7
International Business Machines Corp.	(146,755)	(24,001,780)	1,518.8

		(48,538,555)

Life Sciences Tools & Services
IQVIA Holdings, Inc.	(108,064)	(25,003,848)	1,582.2

Security	Shares	Value	% of Basket Value

Machinery
Xylem, Inc./New York	(112,142)	$(12,824,559)	811.5%

Media
Paramount Global, Class B	(681,329)	(10,076,856)	637.7

Oil, Gas & Consumable Fuels
ConocoPhillips	(122,541)	(14,223,334)	900.1
Suncor Energy, Inc.	(490,474)	(15,714,787)	994.4

		(29,938,121)

Personal Care Products
Estee Lauder Cos., Inc., Class A	(24,615)	(3,599,944)	227.8

Professional Services
Booz Allen Hamilton Holding Corp., Class A	(9,095)	(1,163,342)	73.6

Total Reference Entity — Short		(322,753,699)

Net Value of Reference Entity — BNP Paribas SA		$(1,580,295)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 02/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Chemicals
Sherwin-Williams Co.	97,098	$30,284,866	100.5%

Health Care Providers & Services
Tenet Healthcare Corp., Class A	157,504	11,902,577	39.5

Machinery
Caterpillar, Inc.	104,378	30,861,443	102.4

Oil, Gas & Consumable Fuels
Devon Energy Corp.	606,043	27,453,748	91.1

Pharmaceuticals
Bristol-Myers Squibb Co.	574,206	29,462,510	97.8

Specialty Retail
Home Depot, Inc.	2,488	862,217	2.9

Total Reference Entity — Long		130,827,361

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(49,267)	(12,841,936)	(42.6)

Automobiles
Tesla, Inc.	(117,425)	(29,177,764)	(96.8)

Containers & Packaging
Sealed Air Corp.	(368,528)	(13,458,642)	(44.7)

Food Products
Kraft Heinz Co.	(798,908)	(29,543,618)	(98.0)

Ground Transportation
Avis Budget Group, Inc.	(2,645)	(468,853)	(1.6)

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Insurance
Prudential Financial, Inc.	(89,699)	$(9,302,683)	(30.9)%

Retail REITs
Simon Property Group, Inc.	(41,390)	(5,903,870)	(19.6)

Total Reference Entity — Short		(100,697,366)

Net Value of Reference Entity — Citibank N.A		$30,129,995

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 02/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Electronic Equipment, Instruments & Components
Flex Ltd.	192,218	$5,854,960	25.2%

Health Care Providers & Services
Humana, Inc.	51,978	23,796,048	102.5

Household Products
Church & Dwight Co., Inc.	49,368	4,668,238	20.1

Media
Fox Corp., Class A	608,791	18,062,829	77.8

Metals & Mining
Freeport-McMoRan, Inc.	48,811	2,077,884	9.0
Newmont Corp.	595,699	24,655,982	106.2

		26,733,866

Multi-Utilities
Dominion Energy, Inc.	207,720	9,762,840	42.0

Oil, Gas & Consumable Fuels
Antero Resources Corp.	462,229	10,483,354	45.2

Residential REITs
AvalonBay Communities, Inc.	19,662	3,681,120	15.9

Specialty Retail
TJX Cos., Inc.	116,126	10,893,780	46.9

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	90,459	1,535,994	6.6
HP, Inc.	810,113	24,376,300	105.0

		25,912,294

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp., Class A	161,665	23,312,093	100.4

Total Reference Entity — Long		163,161,422

Reference Entity — Short

Common Stocks

Automobile Components
Aptiv PLC	(166,550)	(14,942,866)	(64.4)

Chemicals
Linde PLC	(30,213)	(12,408,781)	(53.4)

Security	Shares	Value	% of Basket Value

Energy Equipment & Services
Transocean Ltd.	(1,519,929)	$(9,651,549)	(41.6)%

Food Products
Tyson Foods, Inc., Class A	(69,331)	(3,726,541)	(16.0)

Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	(19,703)	(3,587,719)	(15.5)

Household Durables
D.R. Horton, Inc.	(163,631)	(24,868,639)	(107.1)

Insurance
Fidelity National Financial, Inc.	(494,902)	(25,249,900)	(108.8)

Oil, Gas & Consumable Fuels
ONEOK, Inc.	(239,597)	(16,824,502)	(72.5)
Targa Resources Corp.	(2,668)	(231,769)	(1.0)

		(17,056,271)

Pharmaceuticals
Catalent, Inc.	(32,277)	(1,450,206)	(6.2)

Software
Intuit, Inc.	(40,319)	(25,200,585)	(108.6)

Specialty Retail
Dick’s Sporting Goods, Inc.	(11,296)	(1,659,947)	(7.1)

Technology Hardware, Storage & Peripherals
NetApp, Inc.	(1,635)	(144,142)	(0.6)

Total Reference Entity — Short		(139,947,146)

Net Value of Reference Entity — Citibank N.A		$23,214,276

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date 08/19/26:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Building Products
Fortune Brands Innovations, Inc.	146,608	$11,162,733	9.5%
Johnson Controls International PLC	434,789	25,061,238	21.5

		36,223,971

Entertainment
Electronic Arts, Inc.	178,537	24,425,647	20.9

Hotels, Restaurants & Leisure
Royal Caribbean Cruises Ltd.	178,855	23,159,934	19.8

Industrial Conglomerates
General Electric Co.	190,388	24,299,220	20.8

Residential REITs
Mid-America Apartment Communities, Inc.	180,981	24,334,705	20.9

Software
Elastic NV	166,657	18,782,244	16.1

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Specialty Retail
Bath & Body Works, Inc.	573,054	$24,733,011	21.2%

Total Reference Entity — Long		175,958,732

Reference Entity — Short

Common Stocks

Electric Utilities
NextEra Energy, Inc.	(5,509)	(334,617)	(0.3)

Insurance
Progressive Corp.	(111,866)	(17,818,016)	(15.3)

Life Sciences Tools & Services
Avantor, Inc.	(1,088,772)	(24,856,665)	(21.3)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd., Class A	(12,595)	(825,224)	(0.7)

Textiles, Apparel & Luxury Goods
VF Corp.	(815,759)	(15,336,269)	(13.1)

Total Reference Entity — Short		(59,170,791)

Net Value of Reference Entity — Goldman Sachs Bank USA		$116,787,941

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date 08/19/26:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Air Freight & Logistics
FedEx Corp.	113,326	$28,668,078	129.9%

Containers & Packaging
Packaging Corp. of America	177,172	28,863,091	130.7

Insurance
Marsh & McLennan Cos., Inc.	18,292	3,465,785	15.7

Specialty Retail
Gap, Inc.	1,392,964	29,126,877	131.9

Total Reference Entity — Long		90,123,831

Reference Entity — Short

Common Stocks

Consumer Staples Distribution & Retail
Kroger Co.	(142,983)	(6,535,753)	(29.6)

Electric Utilities
NextEra Energy, Inc.	(476,149)	(28,921,290)	(131.0)

Multi-Utilities
Sempra	(369,481)	(27,611,315)	(125.1)

Security	Shares	Value	% of Basket Value
Pharmaceuticals
Pfizer, Inc.	(172,918)	$(4,978,309)	(22.5)%

Total Reference Entity — Short		(68,046,667)

Net Value of Reference Entity — Goldman Sachs Bank USA		$22,077,164

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date 02/10/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	64,949	$29,437,485	59.0%

Biotechnology
Amgen, Inc.	107,586	30,986,920	62.2

Communications Equipment
Motorola Solutions, Inc.	93,519	29,279,864	58.7

Food Products
Conagra Brands, Inc.	693,237	19,868,172	39.9

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	96,853	6,063,966	12.2

Independent Power and Renewable Electricity
Producers
Vistra Corp.	780,302	30,057,233	60.3

Insurance
Allstate Corp.	160,733	22,499,405	45.1
American International Group, Inc., Class A	129,526	8,775,387	17.6

		31,274,792

Media
Omnicom Group, Inc.	274,170	23,718,446	47.6

Pharmaceuticals
Johnson & Johnson	187,358	29,366,493	58.9

Specialty Retail
Home Depot, Inc.	84,187	29,175,005	58.5

Total Reference Entity — Long		259,228,376

Reference Entity — Short

Common Stocks

Chemicals
Corteva, Inc.	(123,634)	(5,924,541)	(11.9)
Dow, Inc.	(469,860)	(25,767,123)	(51.7)
Eastman Chemical Co.	(261,778)	(23,512,900)	(47.1)

		(55,204,564)

Food Products
Campbell Soup Co.	(425,124)	(18,378,111)	(36.9)

Ground Transportation
Avis Budget Group, Inc.	(109,693)	(19,444,181)	(39.0)

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Household Durables
Lennar Corp.	(192,270)	$(28,655,921)	(57.5)%
Whirlpool Corp.	(10,662)	(1,298,312)	(2.6)

		(29,954,233)

Industrial Conglomerates
General Electric Co.	(36,581)	(4,668,833)	(9.4)

Insurance
Prudential Financial, Inc.	(97,457)	(10,107,265)	(20.3)

IT Services
International Business Machines Corp.	(27,684)	(4,527,718)	(9.1)

Metals & Mining
Freeport-McMoRan, Inc.	(348,079)	(14,817,723)	(29.7)

Oil, Gas & Consumable Fuels
Targa Resources Corp.	(122,914)	(10,677,539)	(21.4)

Passenger Airlines
United Airlines Holdings, Inc.	(648,308)	(26,749,188)	(53.6)

Retail REITs
Simon Property Group, Inc.	(104,119)	(14,851,534)	(29.8)

Total Reference Entity — Short		(209,380,889)

Net Value of Reference Entity — HSBC Bank PLC		$49,847,487

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date 02/10/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	10,315	$4,675,170	(7.6)%

Broadline Retail
Kohl’s Corp.	491,567	14,098,141	(22.9)
Macy’s, Inc.	640,798	12,892,856	(20.9)

		26,990,997

Building Products
Builders Firstsource, Inc.	148,820	24,844,011	(40.3)

Chemicals
Dow, Inc.	56,278	3,086,285	(5.0)

Consumer Staples Distribution & Retail
Sysco Corp.	126,995	9,287,144	(15.1)
Walmart, Inc.	2,816	443,943	(0.7)

		9,731,087

Electric Utilities
Eversource Energy	114,619	7,074,285	(11.5)
Exelon Corp.	18,960	680,664	(1.1)

		7,754,949

Financial Services
Berkshire Hathaway, Inc., Class B	5,365	1,913,481	(3.1)

Security	Shares	Value	% of Basket Value

Food Products
J M Smucker Co.	177,378	$22,417,031	(36.4)%

Gas Utilities
Atmos Energy Corp.	53,471	6,197,289	(10.1)

Ground Transportation
Avis Budget Group, Inc.	1,199	212,535	(0.3)

Health Care Providers & Services
Tenet Healthcare Corp.	319,045	24,110,231	(39.1)

Health Care REITs
Welltower, Inc.	36,845	3,322,314	(5.4)

Hotels, Restaurants & Leisure
Las Vegas Sands Corp.	371,820	18,297,262	(29.7)
MGM Resorts International	488,358	21,819,835	(35.4)
Norwegian Cruise Line Holdings Ltd.	378,662	7,588,387	(12.3)
Royal Caribbean Cruises Ltd.	14,022	1,815,709	(3.0)

		49,521,193

Insurance
Allstate Corp.	68,299	9,560,494	(15.5)
Chubb Ltd.	21,066	4,760,916	(7.8)
Hartford Financial Services Group, Inc.	192,357	15,461,656	(25.1)

		29,783,066

Machinery
Parker-Hannifin Corp.	50,226	23,139,118	(37.6)

Oil, Gas & Consumable Fuels
PBF Energy, Inc., Class A	22,346	982,330	(1.6)

Professional Services
Broadridge Financial Solutions, Inc.	23,467	4,828,335	(7.8)

Semiconductors & Semiconductor Equipment
Applied Materials, Inc.	48,758	7,902,209	(12.8)

Tobacco
Altria Group, Inc.	549,899	22,182,926	(36.0)

Total Reference Entity — Long		273,594,557

Reference Entity — Short

Common Stocks

Aerospace & Defense
RTX Corp.	(297,714)	(25,049,656)	40.7

Broadline Retail
Amazon.com, Inc.	(153,104)	(23,262,622)	37.8

Capital Markets
Brookfield Corp., Class A	(298,989)	(11,995,439)	19.5

Chemicals
International Flavors & Fragrances, Inc., Class A	(305,274)	(24,718,036)	40.1

Commercial Services & Supplies
Cintas Corp.	(17,750)	(10,697,215)	17.4

Consumer Staples Distribution & Retail
Walgreens Boots Alliance, Inc.	(769,496)	(20,091,540)	32.6

Containers & Packaging
Amcor PLC	(456,336)	(4,399,079)	7.1

Electric Utilities
Xcel Energy, Inc.	(146,416)	(9,064,615)	14.7

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
CDW Corp.	(109,548)	$(24,902,451)	40.4%

Health Care Equipment & Supplies
Dentsply Sirona, Inc.	(165,345)	(5,884,628)	9.6

Hotels, Restaurants & Leisure
Penn Entertainment, Inc.	(249,316)	(6,487,202)	10.5

Life Sciences Tools & Services
Danaher Corp.	(107,993)	(24,983,101)	40.5
Thermo Fisher Scientific, Inc.	(47,443)	(25,182,270)	40.9

		(50,165,371)

Machinery
Xylem, Inc./New York	(108,390)	(12,395,480)	20.1

Pharmaceuticals
Pfizer, Inc.	(707,082)	(20,356,891)	33.0
Viatris, Inc.	(994,558)	(10,771,063)	17.5

		(31,127,954)

Specialized REITs
VICI Properties, Inc., Class A	(778,652)	(24,823,426)	40.3

Tobacco
Philip Morris International, Inc.	(264,087)	(24,845,305)	40.3

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(157,715)	(25,286,446)	41.1

Total Reference Entity — Short		(335,196,465)

Net Value of Reference Entity — HSBC Bank PLC		$(61,601,908)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date 10/03/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Automobiles
Ford Motor Co.	2,464,021	$30,036,416	48.2%

Consumer Staples Distribution & Retail
Walmart, Inc.	24,957	3,934,471	6.3

Electric Utilities
Exelon Corp.	260,825	9,363,617	15.0

Energy Equipment & Services
Halliburton Co.	810,784	29,309,842	47.0

Ground Transportation
CSX Corp.	168,559	5,843,941	9.4

Health Care Providers & Services
UnitedHealth Group, Inc.	54,090	28,476,762	45.7

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure
Carnival Corp.	1,584,951	$29,384,992	47.2%
McDonald’s Corp.	24,273	7,197,187	11.5

		36,582,179

Household Products
Procter & Gamble Co.	193,851	28,406,926	45.6

Insurance
Marsh & McLennan Cos., Inc.	44,585	8,447,520	13.6

Oil, Gas & Consumable Fuels
Marathon Petroleum Corp.	104,105	15,445,018	24.8

Passenger Airlines
Delta Air Lines, Inc.	701,352	28,215,391	45.3

Specialty Retail
AutoZone, Inc.	2,235	5,778,838	9.3

Technology Hardware, Storage & Peripherals
HP, Inc.	767,004	23,079,150	37.0

Tobacco
Altria Group, Inc.	698,760	28,187,978	45.2

Total Reference Entity — Long		281,108,049

Reference Entity — Short

Common Stocks

Aerospace & Defense
RTX Corp.	(368,408)	(30,997,849)	(49.7)

Automobiles
General Motors Co.	(466,007)	(16,738,971)	(26.9)

Broadline Retail
Nordstrom, Inc.	(385,258)	(7,108,010)	(11.4)

Building Products
Johnson Controls International PLC	(246,983)	(14,236,100)	(22.8)

Chemicals
Corteva, Inc.	(35,512)	(1,701,735)	(2.7)

Energy Equipment & Services
Transocean Ltd.	(2,418,379)	(15,356,707)	(24.6)

Entertainment
Netflix, Inc.	(14,785)	(7,198,521)	(11.6)
Walt Disney Co.	(100,787)	(9,100,058)	(14.6)

		(16,298,579)

Ground Transportation
Avis Budget Group, Inc.	(25,468)	(4,514,458)	(7.2)

Health Care Providers & Services
Universal Health Services, Inc.	(34,128)	(5,202,472)	(8.4)

Hotels, Restaurants & Leisure
Aramark	(1,027,764)	(28,880,168)	(46.4)
Marriott International, Inc.	(135,242)	(30,498,424)	(48.9)

		(59,378,592)

Media
Charter Communications, Inc., Class A	(73,557)	(28,590,135)	(45.9)

Oil, Gas & Consumable Fuels
Williams Cos., Inc.	(12,535)	(436,594)	(0.7)

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Passenger Airlines
Southwest Airlines Co.	(299,780)	$(8,657,646)	(13.9)%

Specialized REITs
Iron Mountain, Inc.	(29,409)	(2,058,042)	(3.3)

Wireless Telecommunication Services
T-Mobile U.S., Inc.	(46,850)	(7,511,461)	(12.1)

Total Reference Entity — Short		(218,787,351)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$ 62,320,698

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date 10/03/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Northrop Grumman Corp.	51,378	$24,052,097	12.6%

Air Freight & Logistics
FedEx Corp.	54,798	13,862,250	7.3

Automobile Components
BorgWarner, Inc.	285,880	10,248,798	5.4
Lear Corp.	83,398	11,776,632	6.2

		22,025,430

Biotechnology
Amgen, Inc.	53,709	15,469,266	8.1

Broadline Retail
eBay, Inc.	562,559	24,538,824	12.9
Nordstrom, Inc.	225,180	4,154,571	2.2

		28,693,395

Building Products
Carrier Global Corp.	147,737	8,487,490	4.4
Lennox International, Inc.	2,817	1,260,664	0.7

		9,748,154

Capital Markets
CME Group, Inc.	113,846	23,975,968	12.6

Chemicals
CF Industries Holdings, Inc.	238,901	18,992,629	10.0

Consumer Finance
Ally Financial, Inc.	4,046	141,286	0.1

Consumer Staples Distribution & Retail
Target Corp.	175,998	25,065,635	13.1

Energy Equipment & Services
Schlumberger NV	223,363	11,623,811	6.1

Security	Shares	Value	% of Basket Value

Entertainment
Netflix, Inc.	50,617	$24,644,405	12.9%

Health Care Equipment & Supplies
Becton Dickinson & Co.	87,713	21,387,061	11.2
Teleflex, Inc.	5,434	1,354,913	0.7

		22,741,974

Health Care REITs
Healthpeak Properties, Inc.	93,234	1,846,033	1.0

Hotels, Restaurants & Leisure
Caesars Entertainment, Inc.	76,261	3,575,116	1.9
Carnival Corp.	1,299,840	24,099,033	12.6
Wynn Resorts Ltd.	272,390	24,817,453	13.0

		52,491,602

Independent Power and Renewable Electricity Producers
Vistra Corp.	287,347	11,068,606	5.8

Insurance
American International Group, Inc., Class A	202,600	13,726,150	7.2
Aon PLC	81,118	23,606,960	12.4
Travelers Cos., Inc.	132,852	25,306,978	13.3
Willis Towers Watson PLC	20,021	4,829,065	2.5

		67,469,153

Metals & Mining
Steel Dynamics, Inc.	37,723	4,455,086	2.3
Teck Resources Ltd.	92,750	3,920,543	2.1

		8,375,629

Oil, Gas & Consumable Fuels
Devon Energy Corp.	543,112	24,602,974	12.9

Pharmaceuticals
Bristol-Myers Squibb Co.	401,365	20,594,038	10.8

Semiconductors & Semiconductor Equipment
KLA Corp.	30,126	17,512,244	9.2

Specialized REITs
Public Storage	18,745	5,717,225	3.0

Specialty Retail
Murphy USA, Inc.	66,298	23,639,215	12.4

Total Reference Entity — Long		474,353,019

Reference Entity — Short

Common Stocks

Capital Markets
Ameriprise Financial, Inc.	(16,046)	(6,094,752)	(3.2)
Raymond James Financial, Inc.	(1,544)	(172,156)	(0.1)
S&P Global, Inc.	(56,270)	(24,788,060)	(13.0)

		(31,054,968)

Chemicals
Air Products and Chemicals, Inc.	(75,960)	(20,797,848)	(10.9)
FMC Corp.	(112,956)	(7,121,876)	(3.8)

		(27,919,724)

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Commercial Services & Supplies
Cintas Corp.	(23,843)	$(14,369,222)	(7.5)%

Ground Transportation
Union Pacific Corp.	(42,578)	(10,458,008)	(5.5)
XPO, Inc.	(67,886)	(5,946,135)	(3.1)

		(16,404,143)

Health Care Equipment & Supplies
Zimmer Biomet Holdings, Inc.	(87,564)	(10,656,539)	(5.6)

Industrial REITs
Prologis, Inc.	(180,744)	(24,093,175)	(12.6)

Insurance
Arthur J Gallagher & Co.	(45,345)	(10,197,184)	(5.3)
Progressive Corp.	(29,559)	(4,708,157)	(2.5)

		(14,905,341)

IT Services
GoDaddy, Inc., Class A	(48,131)	(5,109,587)	(2.7)

Life Sciences Tools & Services
Bio-Rad Laboratories, Inc.	(6,666)	(2,152,385)	(1.1)

Machinery
Westinghouse Air Brake Technologies Corp.	(41,174)	(5,224,981)	(2.7)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd., Class A	(358,343)	(23,478,633)	(12.3)

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels (continued)
Cenovus Energy, Inc.	(400,970)	$(6,676,151)	(3.5)%
Permian Resources Corp., Class A	(754,942)	(10,267,211)	(5.4)

		(40,421,995)

Personal Care Products
Estee Lauder Cos., Inc., Class A	(33,419)	(4,887,529)	(2.6)

Professional Services
Equifax, Inc.	(101,572)	(25,117,740)	(13.2)

Real Estate Management & Development
CBRE Group, Inc., Class A	(6,117)	(569,431)	(0.3)

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	(125,178)	(24,855,344)	(13.0)
Marvell Technology, Inc.	(43,433)	(2,619,444)	(1.4)

		(27,474,788)

Specialty Retail
Foot Locker, Inc.	(775,664)	(24,161,934)	(12.7)

Textiles, Apparel & Luxury Goods
VF Corp.	(493,500)	(9,277,800)	(4.9)

Total Reference Entity — Short		(283,801,282)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$190,551,737

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$12,980,482	$(387,717)	$19,235,632	$(9,762,821)
OTC Swaps	—	—	5,460,337	(25,928,594)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$49,134,977	$—	$49,134,977
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	18,158,000	—	—	18,158,000
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	7,641,788	—	—	7,760,768	3,833,076	19,235,632
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	5,460,337	—	—	—	5,460,337

	$—	$7,641,788	$5,460,337	$18,158,000	$56,895,745	$3,833,076	$91,988,946

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$76,442,523	$—	$76,442,523

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$20,497,078	$—	$—	$20,497,078
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	9,762,821	—	9,762,821
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	25,928,594	—	—	—	25,928,594

	$—	$—	$25,928,594	$20,497,078	$86,205,344	$—	$132,631,016

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$110,910,001	$—	$110,910,001
Forward foreign currency exchange contracts	—	—	—	(10,127,909)	—	—	(10,127,909)
Swaps	—	(10,511,519)	(83,669,593)	—	(12,575,141)	(660,350)	(107,416,603)

	$—	$(10,511,519)	$(83,669,593)	$(10,127,909)	$98,334,860	$(660,350)	$(6,634,511)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(77,554,989)	$—	$(77,554,989)
Forward foreign currency exchange contracts	—	—	—	(2,478,667)	—	—	(2,478,667)
Swaps	—	9,585,348	(8,509,986)	—	(686,074)	931,859	1,321,147

	$—	$9,585,348	$(8,509,986)	$(2,478,667)	$(78,241,063)	$931,859	$(78,712,509)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$2,363,103,148
Average notional value of contracts — short	$3,122,186,415
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$467,935,483
Average amounts sold — in USD	$455,383,825
Credit default swaps:
Average notional value — buy protection	$163,835,000
Average notional value — sell protection	$248,216,775
Interest rate swaps:
Average notional value — pays fixed rate	$811,386,688
Average notional value — receives fixed rate	$728,483,373
Inflation swaps:
Average notional value — pays fixed rate	$36,936,121
Average notional value — receives fixed rate	$131,085,765
Total return swaps:
Average notional value	$460,226,683

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$2,126,094	$2,646,972
Forward foreign currency exchange contracts	18,158,000	20,497,078
Swaps — centrally cleared	—	507,053
Swaps — OTC(a)	5,460,337	25,928,594

Total derivative assets and liabilities in the Statements of Assets and Liabilities	25,744,431	49,579,697

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,126,094)	(3,154,025)

Total derivative assets and liabilities subject to an MNA	$23,618,337	$46,425,672

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A	$454,442	$(454,442)	$—	$—	$—
Barclays Bank PLC	3,151,875	(3,151,875)	—	—	—
BNP Paribas SA	1,543,445	(1,543,445)	—	—	—
Citibank N.A.	1,138,859	(1,138,859)	—	—	—
Deutsche Bank AG	1,015,781	(1,015,781)	—	—	—
Goldman Sachs Bank USA	4,473,205	(3,936,331)	—	(536,874)	—
Goldman Sachs International	2,412,870	(2,412,870)	—	—	—
HSBC Bank PLC	3,052,085	(3,052,085)	—	—	—
JPMorgan Chase Bank N.A.	1,849,084	(1,109,031)	—	—	740,053
Morgan Stanley & Co. International PLC	3,797,889	(3,797,889)	—	—	—
Royal Bank of Canada	99,817	(68,912)	—	—	30,905
Standard Chartered Bank	151,591	(151,591)	—	—	—
State Street Bank and Trust Co.	47,864	(10,173)	—	—	37,691
UBS AG	429,530	(429,530)	—	—	—

	$23,618,337	$(22,272,814)	$—	$(536,874)	$808,649

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Bank of America N.A.	$2,207,282	$(454,442)	$—	$(1,752,840)	$—
Barclays Bank PLC	6,665,838	(3,151,875)	—	(3,513,963)	—
BNP Paribas SA	3,480,301	(1,543,445)	—	(1,936,856)	—
Citibank N.A.	1,273,981	(1,138,859)	—	—	135,122
Deutsche Bank AG	1,811,588	(1,015,781)	—	—	795,807
Goldman Sachs Bank USA	3,936,331	(3,936,331)	—	—	—
Goldman Sachs International	2,483,331	(2,412,870)	—	—	70,461
HSBC Bank PLC	8,279,305	(3,052,085)	—	(3,010,000)	2,217,220
JPMorgan Chase Bank N.A.	1,109,031	(1,109,031)	—	—	—
Morgan Stanley & Co. International PLC	7,636,852	(3,797,889)	—	—	3,838,963
Nomura International PLC	2,439,117	—	—	—	2,439,117
Royal Bank of Canada	68,912	(68,912)	—	—	—
Standard Chartered Bank	1,285,617	(151,591)	—	—	1,134,026
State Street Bank and Trust Co.	10,173	(10,173)	—	—	—

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2023	BlackRock Systematic Multi-Strategy Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities(c)(e)
Toronto-Dominion Bank	$3,253,827	$—	$—	$—	$3,253,827
UBS AG	484,186	(429,530)	—	—	54,656

	$46,425,672	$(22,272,814)	$—	$(10,213,659)	$13,939,199

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$166,486,848	$—	$166,486,848
Common Stocks	527,661,791	—	—	527,661,791
Corporate Bonds	—	4,179,055,506	—	4,179,055,506
Non-Agency Mortgage-Backed Securities	—	1,406,007,955	—	1,406,007,955
Preferred Securities Capital Trusts	—	5,120,752	—	5,120,752
U.S. Government Sponsored Agency Securities	—	834,376,980	—	834,376,980
Short-Term Securities
Money Market Funds	7,458,620	—	—	7,458,620
U.S. Treasury Obligations	—	33,938,181	—	33,938,181
Liabilities
Investments
TBA Sale Commitments	—	(16,229,609)	—	(16,229,609)

	$535,120,411	$6,608,756,613	$—	$7,143,877,024

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$7,641,788	$—	$7,641,788
Equity Contracts	—	5,460,337	—	5,460,337
Foreign Currency Exchange Contracts	—	18,158,000	—	18,158,000
Interest Rate Contracts	49,134,977	7,760,768	—	56,895,745
Other Contracts	—	3,833,076	—	3,833,076
Liabilities
Equity Contracts	—	(25,928,594)	—	(25,928,594)
Foreign Currency Exchange Contracts	—	(20,497,078)	—	(20,497,078)
Interest Rate Contracts	(76,442,523)	(9,762,821)	—	(86,205,344)

	$(27,307,546)	$(13,334,524)	$—	$(40,642,070)

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

December 31, 2023

	BlackRock Strategic Global Bond Fund, Inc.	BlackRock Systematic Multi-Strategy Fund

ASSETS
Investments, at value — unaffiliated(a)	$779,743,281	$7,152,648,013
Investments, at value — affiliated(b)	22,474,570	7,458,620
Cash	143,564	993,501
Cash pledged:
Collateral — exchange-traded options written	1,995,000	—
Collateral — OTC derivatives	—	80,350,000
Futures contracts	8,922,798	33,033,000
Centrally cleared swaps	13,553,230	38,527,000
Foreign currency, at value(c)	12,324,469	7,161,223
Receivables:
Investments sold	448,112	20,209
Swaps	—	327,135,243
TBA sale commitments	3,275,200	16,196,523
Capital shares sold	2,405,588	19,842,233
Dividends — unaffiliated	990	831,827
Dividends — affiliated	156,713	58,037
Interest — unaffiliated	6,998,812	55,429,906
Principal paydowns	6,942	—
Variation margin on futures contracts	316,746	2,126,094
Swap premiums paid	270,404	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	6,923,667	18,158,000
OTC swaps	461,926	5,460,337
Unfunded floating rate loan interests	465	—
Prepaid expenses	69,629	148,946

Total assets	860,492,106	7,765,578,712

LIABILITIES
Cash received:
Collateral — OTC derivatives	1,115,500	17,930,000
Collateral — TBA commitments	2,000,000	3,503,225
Options written, at value(d)	1,577,056	—
TBA sale commitments, at value(e)	3,289,257	16,229,609
Payables:
Investments purchased	81,829,946	616,830,831
Swaps	—	328,474,692
Accounting services fees	42,174	273,894
Administration fees	—	312,385
Capital shares redeemed	2,133,984	20,716,221
Custodian fees	89,842	125,681
Deferred foreign capital gain tax	18,831	—
Income dividend distributions	222,427	—
Investment advisory fees	251,798	4,255,719
Directors’ and Officer’s fees	3,837	39,293
Options written	2,675	—
Other accrued expenses	85,034	89,748
Professional fees	87,439	71,250
Proxy fees	13,643	198,410
Service and distribution fees	18,908	76,344
Transfer agent fees	68,864	2,887,076
Variation margin on futures contracts	836,387	2,646,972
Variation margin on centrally cleared swaps	253,447	507,053
Swap premiums received	17,472	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	6,801,906	20,497,078

F I N A N C I A L S T A T E M E N T S	101

Statements of Assets and Liabilities (continued)

December 31, 2023

	BlackRock Strategic Global Bond Fund, Inc.	BlackRock Systematic Multi-Strategy Fund
OTC swaps	$328,503	$25,928,594
Unfunded floating rate loan interests	8,822	—

Total liabilities	101,097,752	1,061,594,075

Commitments and contingent liabilities

NET ASSETS	$759,394,354	$6,703,984,637

NET ASSETS CONSIST OF
Paid-in capital	$853,508,193	$7,158,521,930
Accumulated loss	(94,113,839)	(454,537,293)

NET ASSETS	$759,394,354	$6,703,984,637

(a) Investments, at cost — unaffiliated	$781,893,606	$7,118,287,077
(b) Investments, at cost — affiliated	$22,186,842	$7,458,620
(c) Foreign currency, at cost	$12,714,241	$6,771,044
(d) Premiums received	$1,855,200	$—
(e) Proceeds from TBA sale commitments	$3,275,200	$16,196,523

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

December 31, 2023

	BlackRock Strategic Global Bond Fund, Inc.	BlackRock Systematic Multi-Strategy Fund

NET ASSET VALUE

Institutional
Net assets	$489,081,180	$6,214,876,118

Shares outstanding	91,862,645	631,439,080

Net asset value	$5.32	$9.84

Shares authorized	1 billion	Unlimited

Par value	$0.10	$0.001

Investor A
Net assets	$76,849,416	$283,451,062

Shares outstanding	14,444,588	28,827,196

Net asset value	$5.32	$9.83

Shares authorized	1 billion	Unlimited

Par value	$0.10	$0.001

Investor C
Net assets	$3,624,089	$16,432,123

Shares outstanding	681,795	1,684,835

Net asset value	$5.32	$9.75

Shares authorized	1 billion	Unlimited

Par value	$0.10	$0.001

Class K
Net assets	$189,839,669	$189,225,334

Shares outstanding	35,688,232	19,240,015

Net asset value	$5.32	$9.83

Shares authorized	1 billion	Unlimited

Par value	$0.10	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	103

Statements of Operations

Year Ended December 31, 2023

	BlackRock Strategic Global Bond Fund, Inc.	BlackRock Systematic Multi-Strategy Fund

INVESTMENT INCOME
Dividends — unaffiliated	$358,317	$10,380,627
Dividends — affiliated	2,596,383	1,936,061
Interest — unaffiliated	31,434,718	382,251,042
Other income — unaffiliated	115,425	171,702
Foreign taxes withheld	(65,201)	(35,716)

Total investment income	34,439,642	394,703,716

EXPENSES
Investment advisory	3,743,514	59,292,529
Transfer agent — class specific	995,591	9,031,685
Custodian	298,803	335,313
Service and distribution — class specific	226,924	1,075,587
Professional	154,394	192,806
Accounting services	117,568	817,435
Registration	117,019	686,980
Proxy	49,091	560,357
Printing and postage	44,815	69,992
Directors and Officer	11,464	118,701
Administration	—	2,828,939
Administration — class specific	—	1,625,501
Miscellaneous	184,598	321,399

Total expenses excluding interest expense	5,943,781	76,957,224
Interest expense	12,978	4,914

Total expenses	5,956,759	76,962,138
Less:
Administration fees waived by the Manager — class specific	—	(42,300)
Fees waived and/or reimbursed by the Manager	(1,075,594)	(30,309)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(700,481)	(5,408)

Total expenses after fees waived and/or reimbursed	4,180,684	76,884,121

Net investment income	30,258,958	317,819,595

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(20,984,923)	(326,497,418)
Investments — affiliated	(331,377)	—
Forward foreign currency exchange contracts	(8,625,113)	(10,127,909)
Foreign currency transactions	74,091	2,735,447
Futures contracts	4,308,751	110,910,001
Options written	4,415,693	—
Swaps	40,456,613	(107,416,603)

	19,313,735	(330,396,482)

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended December 31, 2023

	BlackRock Strategic Global Bond Fund, Inc.	BlackRock Systematic Multi-Strategy Fund
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	$45,759,044	$539,237,078
Investments — affiliated	1,130,645	—
Forward foreign currency exchange contracts	(706,796)	(2,478,667)
Foreign currency translations	(55,398)	(744,245)
Futures contracts	(6,531,929)	(77,554,989)
Options written	6,506,942	—
Swaps	(46,024,356)	1,321,147
Unfunded floating rate loan interests	(8,222)	—

	69,930	459,780,324

Net realized and unrealized gain	19,383,665	129,383,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,642,623	$447,203,437

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(3,034)	$—
(b) Net of increase in deferred foreign capital gain tax of	$(18,831)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets

	BlackRock Strategic Global Bond Fund, Inc.		BlackRock Systematic Multi-Strategy Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$30,258,958	$18,671,943	$317,819,595	$196,731,131
Net realized gain (loss)	19,313,735	(114,892,336)	(330,396,482)	76,958,605
Net change in unrealized appreciation (depreciation)	69,930	(38,774,901)	459,780,324	(548,922,556)

Net increase (decrease) in net assets resulting from operations	49,642,623	(134,995,294)	447,203,437	(275,232,820)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(9,333,079)	—	(272,485,926)	(432,706,870)
Investor A	(1,235,819)	—	(11,392,840)	(20,627,146)
Investor C	(32,040)	—	(550,599)	(847,519)
Class K	(2,803,968)	—	(8,764,440)	(6,166,018)
Return of capital
Institutional	(5,415,885)	(16,889,603)	(738,180)	—
Investor A	(810,166)	(2,568,767)	(34,860)	—
Investor C	(38,310)	(94,796)	(1,817)	—
Class K	(1,682,109)	(3,845,543)	(20,987)	—

Decrease in net assets resulting from distributions to shareholders	(21,351,376)	(23,398,709)	(293,989,649)	(460,347,553)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	28,764,869	(90,760,732)	(2,935,119,977)	2,346,077,043

NET ASSETS
Total increase (decrease) in net assets	57,056,116	(249,154,735)	(2,781,906,189)	1,610,496,670
Beginning of year	702,338,238	951,492,973	9,485,890,826	7,875,394,156

End of year	$759,394,354	$702,338,238	$6,703,984,637	$9,485,890,826

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc.

	Institutional
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)

Net asset value, beginning of year	$5.12	$6.20		$6.38		$6.13	$5.81

Net investment income(b)	0.21	0.13		0.12		0.12	0.17
Net realized and unrealized gain (loss)	0.14	(1.05)		(0.19)		0.43	0.30

Net increase (decrease) from investment operations	0.35	(0.92)		(0.07)		0.55	0.47

Distributions(c)
From net investment income	(0.09)	—		(0.09)		(0.10)	(0.13)
From net realized gain	—	—		(0.01)		(0.20)	—
Return of capital	(0.06)	(0.16)		(0.01)		—	(0.02)

Total distributions	(0.15)	(0.16)		(0.11)		(0.30)	(0.15)

Net asset value, end of year	$5.32	$5.12		$6.20		$6.38	$6.13

Total Return(d)
Based on net asset value	6.95%	(14.85)%		(1.08)%		9.04%	8.20	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.79%	0.82	%(g)	0.81	%(h)	0.80%	0.98%

Total expenses after fees waived and/or reimbursed	0.54%	0.59	%(g)	0.61	%(h)	0.54%	0.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.54%	0.57	%(g)	0.61	%(h)	0.53%	0.53%

Net investment income	4.06%	2.40%		1.88%		1.93%	2.84%

Supplemental Data
Net assets, end of year (000)	$489,081	$479,103		$717,250		$671,817	$171,313

Portfolio turnover rate(i)	382%	288%		354%		330%	373%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.78%, 0.55 and 0.53%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.73%, 0.53 and 0.53%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)
Portfolio turnover rate (excluding MDRs)	223%	195%	228%	234%	257%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	107

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor A
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)

Net asset value, beginning of year	$5.12	$6.19		$6.38		$6.12	$5.80

Net investment income(b)	0.19	0.12		0.10		0.11	0.16
Net realized and unrealized gain (loss)	0.15	(1.04)		(0.19)		0.44	0.30

Net increase (decrease) from investment operations	0.34	(0.92)		(0.09)		0.55	0.46

Distributions(c)
From net investment income	(0.08)	—		(0.08)		(0.09)	(0.12)
From net realized gain	—	—		(0.01)		(0.20)	—
Return of capital	(0.06)	(0.15)		(0.01)		—	(0.02)

Total distributions	(0.14)	(0.15)		(0.10)		(0.29)	(0.14)

Net asset value, end of year	$5.32	$5.12		$6.19		$6.38	$6.12

Total Return(d)
Based on net asset value	6.69%	(14.92)%		(1.49)%		8.95%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.10%	1.12	%(g)	1.08	%(h)	1.10%	1.30%

Total expenses after fees waived and/or reimbursed	0.79%	0.84	%(g)	0.86	%(h)	0.80%	0.88%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.82	%(g)	0.86	%(h)	0.78%	0.78%

Net investment income	3.78%	2.15%		1.65%		1.74%	2.60%

Supplemental Data
Net assets, end of year (000)	$76,849	$83,094		$109,613		$91,388	$74,323

Portfolio turnover rate(i)	382%	288%		354%		330%	373%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.08%, 0.80 and 0.78%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.00%, 0.78 and 0.78%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)
Portfolio turnover rate (excluding MDRs)	223%	195%	228%	234%	257%

See notes to financial statements.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Investor C
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)

Net asset value, beginning of year	$5.12	$6.19		$6.37		$6.12	$5.80

Net investment income(b)	0.16	0.08		0.06		0.06	0.11
Net realized and unrealized gain (loss)	0.14	(1.04)		(0.19)		0.43	0.30

Net increase (decrease) from investment operations	0.30	(0.96)		(0.13)		0.49	0.41

Distributions(c)
From net investment income	(0.05)	—		(0.03)		(0.04)	(0.07)
From net realized gain	—	—		(0.01)		(0.20)	—
Return of capital	(0.05)	(0.11)		(0.01)		—	(0.02)

Total distributions	(0.10)	(0.11)		(0.05)		(0.24)	(0.09)

Net asset value, end of year	$5.32	$5.12		$6.19		$6.37	$6.12

Total Return(d)
Based on net asset value	5.89%	(15.56)%		(2.07)%		7.97%	7.14	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.75%	1.79	%(g)	1.83	%(h)	1.93%	2.11%

Total expenses after fees waived and/or reimbursed	1.54%	1.59	%(g)	1.63	%(h)	1.55%	1.64%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.54%	1.57	%(g)	1.63	%(h)	1.53%	1.53%

Net investment income	3.04%	1.40%		0.92%		1.03%	1.90%

Supplemental Data
Net assets, end of year (000)	$3,624	$4,055		$5,555		$3,055	$4,973

Portfolio turnover rate(i)	382%	288%		354%		330%	373%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.75%, 1.55 and 1.53%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 1.73%, 1.53 and 1.53%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)
Portfolio turnover rate (excluding MDRs)	223%	195%	228%	234%	257%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	109

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Strategic Global Bond Fund, Inc. (continued)

	Class K
	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21(a)		Year Ended 12/31/20(a)	Year Ended 12/31/19(a)

Net asset value, beginning of year	$5.12	$6.19		$6.38		$6.13	$5.81

Net investment income(b)	0.21	0.13		0.12		0.13	0.17
Net realized and unrealized gain (loss)	0.14	(1.03)		(0.20)		0.42	0.31

Net increase (decrease) from investment operations	0.35	(0.90)		(0.08)		0.55	0.48

Distributions(c)
From net investment income	(0.09)	—		(0.09)		(0.10)	(0.14)
From net realized gain	—	—		(0.01)		(0.20)	—
Return of capital	(0.06)	(0.17)		(0.01)		—	(0.02)

Total distributions	(0.15)	(0.17)		(0.11)		(0.30)	(0.16)

Net asset value, end of year	$5.32	$5.12		$6.19		$6.38	$6.13

Total Return(d)
Based on net asset value	7.01%	(14.67)%		(1.19)%		9.10%	8.26	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.64%	0.67	%(g)	0.70	%(h)	0.69%	0.89%

Total expenses after fees waived and/or reimbursed	0.49%	0.53	%(g)	0.58	%(h)	0.49%	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%	0.51	%(g)	0.58	%(h)	0.48%	0.48%

Net investment income	4.13%	2.43%		1.97%		2.01%	2.88%

Supplemental Data
Net assets, end of year (000)	$189,840	$136,087		$119,076		$55,297	$33,655

Portfolio turnover rate(i)	382%	288%		354%		330%	373%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.62%, 0.49 and 0.47%, respectively.

(h)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed, and total expenses after fees waived and/or reimbursed and excluding interest expense would have been 0.60%, 0.48 and 0.48%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21(a)	Year Ended 12/31/20(a)	Year Ended 12/31/19(a)
Portfolio turnover rate (excluding MDRs)	223%	195%	228%	234%	257%

See notes to financial statements.

110	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund

	Institutional
	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.66		$10.45		$10.10		$9.88		$9.47

Net investment income(a)	0.38		0.21		0.11		0.14		0.23
Net realized and unrealized gain (loss)	0.24		(0.52)		0.51		0.21		0.56

Net increase (decrease) from investment operations	0.62		(0.31)		0.62		0.35		0.79

Distributions(b)
From net investment income	(0.44)		(0.47)		(0.18)		(0.13)		(0.18)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(c)	(0.20)
Return of capital	(0.00	)(c)	—		—		(0.00	)(c)	—

Total distributions	(0.44)		(0.48)		(0.27)		(0.13)		(0.38)

Net asset value, end of year	$9.84		$9.66		$10.45		$10.10		$9.88

Total Return(d)
Based on net asset value	6.44%		(2.95)%		6.19%		3.57%		8.43%

Ratios to Average Net Assets(e)
Total expenses	0.94%		0.93	%(f)	0.96	%(f)	0.99%		1.29%

Total expenses after fees waived and/or reimbursed	0.93%		0.92%		0.95%		0.95%		0.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.93%		0.92%		0.95%		0.95%		0.95%

Net investment income	3.92%		2.08%		1.09%		1.38%		2.27%

Supplemental Data
Net assets, end of year (000)	$6,214,876		$8,887,596		$7,451,022		$3,091,298		$277,782

Portfolio turnover rate(g)(h)	344%		847%		936%		503%		442%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	198%	399%	417%	258%	267%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	111

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor A
	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.64		$10.43		$10.09	$9.87		$9.46

Net investment income(a)	0.35		0.19		0.08	0.14		0.20
Net realized and unrealized gain (loss)	0.25		(0.53)		0.51	0.19		0.58

Net increase (decrease) from investment operations	0.60		(0.34)		0.59	0.33		0.78

Distributions(b)
From net investment income	(0.41)		(0.44)		(0.16)	(0.11)		(0.17)
From net realized gain	—		(0.01)		(0.09)	(0.00	)(c)	(0.20)
Return of capital	(0.00	)(c)	—		—	(0.00	)(c)	—

Total distributions	(0.41)		(0.45)		(0.25)	(0.11)		(0.37)

Net asset value, end of year	$9.83		$9.64		$10.43	$10.09		$9.87

Total Return(d)
Based on net asset value	6.19%		(3.23)%		5.85%	3.34%		8.25%

Ratios to Average Net Assets(e)
Total expenses	1.22%		1.19	%(f)	1.23%	1.31%		1.60%

Total expenses after fees waived and/or reimbursed	1.20%		1.19%		1.20%	1.20%		1.20%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20%		1.19%		1.20%	1.20%		1.20%

Net investment income	3.64%		1.86%		0.81%	1.34%		1.95%

Supplemental Data
Net assets, end of year (000)	$283,451		$453,650		$369,323	$179,389		$74,536

Portfolio turnover rate(g)(h)	344%		847%		936%	503%		442%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	198%	399%	417%	258%	267%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

112	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor C
	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.56		$10.35		$10.05		$9.87		$9.47

Net investment income(a)	0.28		0.11		0.02		0.01		0.08
Net realized and unrealized gain (loss)	0.24		(0.52)		0.50		0.24		0.62

Net increase (decrease) from investment operations	0.52		(0.41)		0.52		0.25		0.70

Distributions(b)
From net investment income	(0.33)		(0.37)		(0.13)		(0.07)		(0.10)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(c)	(0.20)
Return of capital	(0.00	)(c)	—		—		(0.00	)(c)	—

Total distributions	(0.33)		(0.38)		(0.22)		(0.07)		(0.30)

Net asset value, end of year	$9.75		$9.56		$10.35		$10.05		$9.87

Total Return(d)
Based on net asset value	5.48%		(3.96)%		5.18%		2.55%		7.43%

Ratios to Average Net Assets(e)
Total expenses	1.90%		1.90	%(f)	1.95	%(f)	2.07%		2.51%

Total expenses after fees waived and/or reimbursed	1.90%		1.89%		1.94%		1.95%		1.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.90%		1.89%		1.94%		1.95%		1.95%

Net investment income	2.96%		1.09%		0.15%		0.10%		0.76%

Supplemental Data
Net assets, end of year (000)	$16,432		$21,457		$17,977		$4,868		$305

Portfolio turnover rate(g)(h)	344%		847%		936%		503%		442%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19
Portfolio turnover rate (excluding MDRs)	198%	399%	417%	258%	267%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	113

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Class K
	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21		Period from 09/29/20(a) to 12/31/20

Net asset value, beginning of period	$9.65		$10.45		$10.10		$10.22

Net investment income(b)	0.40		0.23		0.17		0.01
Net realized and unrealized gain (loss)	0.23		(0.54)		0.46		(0.06)

Net increase (decrease) from investment operations	0.63		(0.31)		0.63		(0.05)

Distributions(c)
From net investment income	(0.45)		(0.48)		(0.19)		(0.07)
From net realized gain	—		(0.01)		(0.09)		(0.00	)(d)
Return of capital	(0.00	)(d)	—		—		(0.00	)(d)

Total distributions	(0.45)		(0.49)		(0.28)		(0.07)

Net asset value, end of period	$9.83		$9.65		$10.45		$10.10

Total Return(e)
Based on net asset value	6.59%		(2.93)%		6.28%		(0.53	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.83%		0.81	%(h)	0.84	%(h)	0.99	%(i)

Total expenses after fees waived and/or reimbursed	0.82%		0.81%		0.83%		0.90	%(i)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.82%		0.81%		0.83%		0.90	%(i)

Net investment income	4.07%		2.32%		1.58%		0.35	%(i)

Supplemental Data
Net assets, end of period (000)	$189,225		$123,188		$37,071		$296

Portfolio turnover rate(j)(k)	344%		847%		936%		503%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Period from 09/29/20(a) to 12/31/20
Portfolio turnover rate (excluding MDRs)	198%	399%	417%	258%

(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

114	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1. ORGANIZATION

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) and BlackRock Funds IV (the “Trust”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Fund is organized as a Maryland corporation and the Trust is organized as a Massachusetts business trust. BlackRock Systematic Multi-Strategy Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Strategic Global Bond Fund, Inc.	Strategic Global Bond	Diversified
BlackRock Systematic Multi-Strategy Fund	Systematic Multi-Strategy	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Notes to Financial Statements  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared daily and paid monthly for Strategic Global Bond and declared and paid at least annually for Systematic Multi-Strategy. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board of Directors of the Fund and Board of Trustees of the Trust (the “Board”), the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

116	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. ACDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage

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Notes to Financial Statements  (continued)

Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations,

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Notes to Financial Statements  (continued)

is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Funds had the following unfunded floating rate loan interests:

Fund Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Strategic Global Bond	Coreweave Compute Acquisition Co. II, LLC	$544,589	$544,589	$ 535,767	$(8,822)
	Helios Service Partners LLC	87,683	86,675	87,140	465
	Vedanta Hold Mauritius II Ltd.	827,000	827,000	827,000	—

					$(8,357)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Funds to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the year ended December 31, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Funds were as follows:

Fund Name	Average Amount Outstanding	Weighted Average Interest Rate
Strategic Global Bond	$71,573	4.43%

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Borrowed bond agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor to the extent that the aggregate market value of the cash collateral and the purchased securities it holds is less than the repurchase price. As such, the receipt of any shortfall or any closeout amount owed to a fund upon termination of the MRA could be delayed or not received at all.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

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Notes to Financial Statements  (continued)

•

Swaptions — The Funds may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Funds may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options – The Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, instant one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options and instant one-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

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Notes to Financial Statements  (continued)

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Funds may enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Strategic Global Bond, and the Trust, on behalf of Systematic Multi-Strategy, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

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Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Strategic Global Bond	Systematic Multi-Strategy
First $1 billion	0.50%	0.80%
$1 billion — $3 billion	0.47	0.75
$3 billion — $5 billion	0.45	0.72
$5 billion — $10 billion	0.44	0.70
Greater than $10 billion	0.43	0.68

With respect to Strategic Global Bond, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”) and with respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BSL and BIL for services they provide for that portion of each Fund for which BSL or BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: Strategic Global Bond, and the Trust, on behalf of Systematic Multi-Strategy, entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Strategic Global Bond		Systematic Multi-Strategy
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A
Investor C	0.25	0.75%	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor C	Total
Strategic Global Bond	$190,831	$36,093	$226,924
Systematic Multi-Strategy	889,998	185,589	1,075,587

Administration: The Trust, on behalf of Systematic Multi-Strategy, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy	$1,507,723	$71,200	$3,712	$42,866	$1,625,501

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Strategic Global Bond	$3,351	$2,984	$180	$867	$7,382
Systematic Multi-Strategy	33,238	3,206	356	579	37,379

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Notes to Financial Statements  (continued)

For the year ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Strategic Global Bond	$810,306	$170,057	$4,255	$10,973	$995,591
Systematic Multi-Strategy	8,499,497	514,912	14,836	2,440	9,031,685

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Strategic Global Bond	$1,677
Systematic Multi-Strategy	2,780

For the year ended December 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Strategic Global Bond	$430	$165
Systematic Multi-Strategy	1,714	3,939

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Strategic Global Bond	$30,786
Systematic Multi-Strategy	30,309

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Strategic Global Bond	$62,761

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K
Strategic Global Bond	0.53%	0.78%	1.53%	0.48%
Systematic Multi-Strategy	0.95	1.20	1.95	0.90

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Strategic Global Bond	$982,047

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the year ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Administration Fees Waived by the Manager- Class Specific
Fund Name	Institutional	Investor A	Total
Systematic Multi-Strategy	$2,671	$39,629	$42,300

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Notes to Financial Statements  (continued)

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Strategic Global Bond	$555,168	$131,891	$2,450	$10,972	$700,481
Systematic Multi-Strategy	—	5,408	—	—	5,408

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Systematic Multi-Strategy	$13,046,748	$4,043,864	$(65,365)

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, including paydowns/payups, mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Fund Name	Purchases	Sales	Purchases	Sales
Strategic Global Bond	$4,571,202	$10,493,923	$2,543,719,721	$2,474,262,005
Systematic Multi-Strategy	—	—	27,992,194,109	30,235,727,147

For the year ended December 31, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Strategic Global Bond	$1,033,483,129	$1,032,753,409
Systematic Multi-Strategy	11,868,787,565	11,861,850,977

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

		Strategic Global Bond
Paid-in capital	$	2,706
Accumulated earnings (loss)		(2,706)

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22
Strategic Global Bond
Ordinary income	$13,404,906	$—
Return of capital	7,946,470	23,398,709

	$21,351,376	$23,398,709

Systematic Multi-Strategy
Ordinary income	$293,193,805	$451,301,193
Long-term capital gains	—	9,046,360
Return of capital	795,844	—

	$293,989,649	$460,347,553

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Ordinary Losses(c)	Total
Strategic Global Bond	$(81,206,888)	$(12,906,951)	$—	$(94,113,839)
Systematic Multi-Strategy	(399,393,716)	31,599,172	(86,742,749)	(454,537,293)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures contracts, foreign currency contracts and constructive sales, accounting for swap agreements, timing and recognition of partnership income, amortization methods for premiums on fixed income securities, the accrual of income on securities in default and the classification of investments.

(c)	The Fund has elected to defer these qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

Fund Name	Amounts
Strategic Global Bond	$19,029,242

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Strategic Global Bond	$804,804,915	$71,104,713	$(75,444,812)	$(4,340,099)
Systematic Multi-Strategy	7,141,415,074	346,911,162	(315,687,734)	31,223,428

9.	BANK BORROWINGS

Strategic Global Bond, and the Trust, on behalf of Systematic Multi-Strategy, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple SOFR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in

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Notes to Financial Statements  (continued)

prices for such securities; (ii) lack of reliable settlement procedures and significant delays in registering the transfer of securities; (iii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iv) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (v) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease

128	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

The Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The Funds may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Strategic Global Bond
Institutional
Shares sold	40,244,410	$206,603,521	47,387,967	$259,150,206
Shares issued in reinvestment of distributions	2,666,767	13,697,021	2,895,182	15,589,443
Shares redeemed	(44,535,145)	(228,158,253)	(72,530,991)	(396,732,385)

	(1,623,968)	$(7,857,711)	(22,247,842)	$(121,992,736)

Investor A
Shares sold and automatic conversion of shares	3,389,746	$17,320,493	4,900,448	$27,095,285
Shares issued in reinvestment of distributions	373,785	1,920,539	447,573	2,399,813
Shares redeemed	(5,545,948)	(28,460,358)	(6,821,956)	(37,373,102)

	(1,782,417)	$(9,219,326)	(1,473,935)	$(7,878,004)

Investor C
Shares sold	193,530	$994,039	161,059	$885,670
Shares issued in reinvestment of distributions	13,790	70,883	17,559	93,566
Shares redeemed and automatic conversion of shares	(318,182)	(1,622,675)	(283,802)	(1,524,282)

	(110,862)	$(557,753)	(105,184)	$(545,046)

Class K
Shares sold	16,479,631	$83,986,080	12,323,881	$66,741,072
Shares issued in reinvestment of distributions	751,120	3,851,469	605,981	3,228,625
Shares redeemed	(8,119,163)	(41,437,890)	(5,582,529)	(30,314,643)

	9,111,588	$46,399,659	7,347,333	$39,655,054

	5,594,341	$28,764,869	(16,479,628)	$(90,760,732)

N O T E S T O F I N A N C I A L S T A T E M E N T S	129

Notes to Financial Statements  (continued)

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy
Institutional
Shares sold	238,653,981	$2,320,026,704	598,206,498	$6,061,481,318
Shares issued in reinvestment of distributions	26,379,018	259,375,786	42,560,393	413,672,584
Shares redeemed	(554,097,815)	(5,393,162,185)	(433,197,065)	(4,349,161,510)

	(289,064,816)	$(2,813,759,695)	207,569,826	$2,125,992,392

Investor A
Shares sold and automatic conversion of shares	2,482,196	$24,126,595	50,841,950	$509,477,463
Shares issued in reinvestment of distributions	1,156,559	11,358,241	2,116,364	20,545,258
Shares redeemed	(21,876,777)	(212,052,106)	(41,292,351)	(409,644,260)

	(18,238,022)	$(176,567,270)	11,665,963	$120,378,461

Investor C
Shares sold	118,841	$1,143,759	1,382,816	$13,928,215
Shares issued in reinvestment of distributions	56,003	545,312	86,985	838,064
Shares redeemed and automatic conversion of shares	(734,076)	(7,055,728)	(962,594)	(9,544,526)

	(559,232)	$(5,366,657)	507,207	$5,221,753

Class K
Shares sold	21,841,953	$210,870,391	14,613,678	$148,756,521
Shares issued in reinvestment of distributions	407,601	4,001,989	44,645	435,033
Shares redeemed	(15,774,510)	(154,298,735)	(5,442,092)	(54,707,117)

	6,475,044	$60,573,645	9,216,231	$94,484,437

	(301,387,026)	$(2,935,119,977)	228,959,227	$2,346,077,043

As of December 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K
Systematic Multi-Strategy	29,354

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

130	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of BlackRock Strategic Global Bond Fund, Inc. and the Shareholders of BlackRock Systematic Multi-Strategy Fund and the Board of Trustees of BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc., and of BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, (the “Funds”), including the schedules of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. Such financial highlights are consolidated for BlackRock Strategic Global Bond Fund, Inc. for the three years in the period ended December 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T OF I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	131

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income
Strategic Global Bond	$359,640
Systematic Multi-Strategy	9,544,946

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest
Strategic Global Bond	$2,431,532
Systematic Multi-Strategy	10,919,358

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Strategic Global Bond	1.21%
Systematic Multi-Strategy	3.09

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends
Strategic Global Bond	$29,791,171
Systematic Multi-Strategy	208,233,626

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest-Related Dividends
Strategic Global Bond	$12,382,681
Systematic Multi-Strategy	190,313,519

132	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Strategic Global Bond Fund, Inc.(the “Corporation”) and BlackRock Funds IV (the “Trust”) have adopted and implemented a liquidity risk management program (the “Program”) for Strategic Global Bond Fund, Inc. and BlackRock Systematic Multi-Strategy Fund (collectively, the “Funds”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (the “Board”), on behalf of the Funds, met on November 14-15, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC, the investment adviser to each Fund, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	133

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 102 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2019)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 104 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	71 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Frank J. Fabozzi(d) 1948	Director (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 104 Portfolios	None
Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 102 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

134	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation); Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Director (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 104 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Director(a)(f)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Director (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	70 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	135

Director and Officer Information (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2015)(g) (Since 2018)(h)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Corporation’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995. Certain other Independent Directors became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d)	Dr. Fabozzi, Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)

Mr. Steinmetz is currently classified as a non-management interested Director based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Director effective January 19, 2024.

(g)	For Strategic Global Bond Fund only.
(h)	For Systematic Multi-Strategy Fund only.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

136	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Fund/Trust serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Corporations.

Effective December 31, 2023, Frank Fabozzi retired as Director of the Corporations.

Effective January 19, 2024, Arthur Steinmetz became an Independent Director of the Corporations.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	137

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect director nominees for the BlackRock Strategic Global Bond Fund, Inc.

Shareholders elected the Directors as follows:

	Votes For	Votes Against	Votes Abstained
Lorenzo A. Flores	88,095,209	786,146	2,091,095
Stayce D. Harris	88,149,867	742,187	2,080,396
J. Phillip Holloman	88,026,148	954,827	1,991,475
Arthur P. Steinmetz	88,008,133	796,622	2,167,694

A Special Meeting of Shareholders was held on November 9, 2023 for shareholders of record on September 11, 2023, to elect director nominees for the BlackRock Funds IV (and together with the BlackRock Strategic Global Bond Fund, Inc., the “Funds” and each, a “Fund”).

Shareholders elected the Directors(a) as follows:

	Votes For	Votes Against
Lorenzo A. Flores	648,213,833	3,662,109
Stayce D. Harris	648,081,519	3,794,423
J. Phillip Holloman	647,962,752	3,913,190
Arthur P. Steinmetz	647,741,031	4,134,911

(a)	Denotes Fund-wide proposal and voting results.

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

138	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Administrator

BlackRock Advisors, LLC(a)

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(b)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02114

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10001

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

A D D I T I O N A L I N F O R M A T I O N	139

Additional Information (continued)

Fund and Service Providers (continued)

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Systematic Multi-Strategy Fund only
(b)	For Strategic Global Bond Fund only

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CLP	Chilean Peso

CNH	Chinese Yuan

CNY	Chinese Yuan

COP	Colombian Peso

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

HUF	Hungarian Forint

IDR	Indonesian Rupiah

ILS	Israeli Shekel

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PHP	Philippine Peso

PLN	Polish Zloty

RON	Romanian Leu

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

THB	Thai Baht

TRY	Turkish Lira

TWD	New Taiwan Dollar

USD	United States Dollar

ZAR	South African Rand

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	141

Glossary of Terms Used in this Report (continued)

Portfolio Abbreviation

ADR	American Depositary Receipt

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BBR	Bank Bill Rate

BBSW	Bank Bill Swap Rate

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CORRA	Overnight Bank of Canada Repo Rate

CPI	Consumer Price Index

CR	Custodian Receipt

CVR	Contingent Value Right

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

GO	General Obligation Bonds

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MXIBTIIE	Mexico Interbank TIIE 28-Day

NIBOR	Norwegian Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PRIBOR	Prague Interbank Offer Rate

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAN	State Aid Notes

SCA	Societe en Commandite par Actions

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

SPDR	Standard & Poor’s Depository Receipt

SSARON	Swiss Average Overnight Rate

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

THOR	Thai Overnight Repurchase Rate

UK RPI	United Kingdom Retail Price Index

WIBOR	Warsaw Interbank Offered Rate

142	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SMS-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$68,238	$65,586	$0	$44	$30,160	$29,000	$407	$431
The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$30,567	$29,475

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 23, 2024